UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report December 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	—	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	—	NSMCX	NWQRX	—	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	—	NVORX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Jon D. Bosse, CFA, is Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, manages the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments. Joann Barry, CFA and F. Rowe Michels, CFA serve as portfolio managers of the Fund.

Here they discuss their management strategies and the performance of the Funds for the six-month reporting period ended December 31, 2013.

How did the Funds perform during the six-month reporting period ended December 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2013. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2013? How did these strategies influence performance?

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund outperformed the Russell 3000® Value Index, but underperformed the S&P 500® Index and its Lipper classification average for the six-month reporting period ended December 31, 2013.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s performance reflects strong gains in several holdings, particularly in the consumer discretionary, finance and technology sectors due to positive stock selection and a greater weighting compared to the benchmark. These gains were partially offset by negative stock selection in the energy and health care sectors, as well as a sharp loss in AngloGold Ashanti.

Several positions contributed to the Fund’s positive performance for the reporting period. Harman International outperformed as the company has benefited from accelerating revenue growth and margin expansion in its infotainment business. The company’s new products offered better operating margins than prior generations because they were built on common platforms based on return on invested capital. The infotainment industry has benefited as mass market automobile original equipment manufacturers (OEMs) replace AM/FM/CD players with center-screen consoles, an area in which Harman is well positioned.

Advertising firm, Interpublic Group of Companies, appreciated as the company’s operational and financial turnaround continued to improve with an improved capital structure and free cash flow. Organic revenue growth exceeded its peers as headwinds from prior account losses begin to fade and new account wins further improve the company’s growth outlook.

Lastly, LSI Corporation appreciated as the company received a takeover offer from Avago Technologies. We purchased the stock as we believed the company was poised to generate significant growth from its flash memory products. We also anticipated that the company would raise its cash return to shareholders through a new dividend and share repurchase program.

Those holdings that detracted from performance included AngloGold Ashanti, which continued to be a drag on performance. Our positive perspective on this holding entering 2013 was driven by the expectation that value would be liberated and protected through asset sales and spin-offs, a focus on cost and capital discipline, and production growth from lower cost mines. We felt those characteristics would make AngloGold attractive in any industry, but it was undone by weakness in the price of the underlying commodity. Many of the positive change catalysts remain, and although the commodity outlook remains uncertain, we would note that the current price of gold approximates the all-in marginal cost of production.

Cisco Systems, Inc. declined as the company reported disappointing earnings and lowered expectations. We reduced the position in August 2013 near its recent high and eliminated the position in October in favor of increasing our position in Oracle Corporation anticipating the company could benefit from an expanded and focused sales force, the launch of a new database offering and growth in its engineered systems products.

Lastly, PennyMac Financial Services Inc. (PFSI) declined as lending activity slowed due to higher mortgage rates and the resulting conditions in the origination market. PFSI participates in a highly competitive market on both the origination side and the asset purchase side. During the reporting period, we eliminated the position in PFSI and initiated a new position in PennyMac Mortgage (PMT) due to a more favorable risk/reward scenario for PMT. Also, PFSI had reached our estimate of fair value. PMT is a specialty finance company that invests primarily in residential mortgage loans and mortgage-related assets. We believe PMT has the potential to help provide some stability for borrowers and aid the revitalization of the mortgage market.

6	Nuveen Investments

The Fund opportunistically added several new positions during the reporting period that met our investment criteria. Following the divestiture of its office labels business, Avery Dennison Corporation appears to be focused on simplifying its operations and optimizing working capital requirements. We believe the stock is undervalued given the company’s greater focus on free cash flow generation and shareholder value. Bio-Rad Laboratories is a leading producer of specialty chemicals and instruments for the life science research and clinical diagnostic markets. Several developments have caused the company’s profitability to meaningfully contract. We believe the company is working to address its margins with new products, acquired technology and investments in enterprise resource planning (ERP) software. We believe there is the potential for earnings power to exist over the next two years. We purchased Orkla ASA, a Norwegian-based branded food and consumer products company, after weak second quarter earnings sent the stock price down significantly. While the results were indeed underwhelming, we believe the company has potential. Orkla’s new CEO is transforming the business from a consumer and industrial conglomerate into a branded consumer goods company. The second quarter was marred by setbacks with a key divestiture, difficulties closing a sizable merger with a competing Norwegian foods company and soft performance across its core food portfolio. We believe that these transitory issues played a large role in the poor execution during the earlier quarter and that the stock represents particularly compelling risk/reward at current levels. We purchased Tesoro as we believe high incremental U.S. light oil production next year could result in a relative oversupply of U.S. crude oil (West Texas Intermediate) versus global crude (Brent), resulting in an increased price differential. Tesoro’s rail offloading terminal was recently approved by the port of Vancouver which, in our view, should allow cheaper land locked crude oil to be used as feedstock for the company’s refineries.

Halliburton, Tyson Foods, Inc. and Vodafone Group Plc were also eliminated from the portfolio during the reporting period. Halliburton was sold based on valuation as the stock reached our target price. While we recognize the high quality of the company, we no longer found its valuation or risk/reward characteristics attractive. Tyson Foods also reached our estimate of fair value. We felt the company’s risk profile had increased given headwinds from pricing pressure in chicken, beef, and pork segments. The company has experienced record feed costs, reduced pork exports, and it expects a reduction in its beef business in fiscal 2014; therefore, we eliminated the position. Vodafone Group announced the sale of its stake in Verizon Wireless for $130 billion with the proceeds to be used to repurchase shares. The anticipation of this event had been the main driver for the stock’s outperformance in 2013 and we eliminated the investment in the company as the risk/reward became less compelling.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2013.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s performance reflects strong gains in several holdings, particularly in the consumer discretionary, finance and technology sectors due to positive stock selection and a greater weighting compared to the benchmark. These gains were partially offset by negative stock selection in the energy and health care sectors, as well as sharp losses in our individual holdings of AngloGold Ashanti and Mosaic Company.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Those holdings that contributed positively to the Fund’s performance include the insurance broker, Aon Corporation, which performed well as private health care exchanges garnered greater investor interest due to the Affordable Care Act. Aon has aggressively invested in this area, which management believes may provide a significant growth opportunity for the company.

Also contributing to performance were media stocks Viacom Inc. and Time Warner Inc., which appreciated as the companies exhibited strong operating momentum, improved ratings, beat numbers and returned capital back to shareholders aggressively through share repurchases.

Lastly, General Motors Company stock rose as the company successfully executed a transition to a new truck platform, reduced inventories of old models and continued efforts to reduce losses in its European operations. The U.S. government exited its remaining stake of 300 million shares in the company during 2013, selling its final 68 million shares in the fourth quarter.

Those holdings that detracted from the Fund’s performance included AngloGold Ashanti, which continued to be a drag on performance. Our positive perspective on this holding entering 2013 was driven by the expectation that value would be liberated and protected through asset sales and spin-offs, a focus on cost and capital discipline and production growth from lower cost mines. We believed those characteristics would make AngloGold attractive in any industry, but in the end it was undone by weakness in the price of the underlying commodity. Many of the positive change catalysts remain, although the commodity outlook remains uncertain.

Mosaic Company also declined due to lower potash and phosphate prices. Potash prices were pressured as a Russian fertilizer producer withdrew from its cartel marketing agreement with a Belarusian state potash producer, creating concerns that there might be additional potash volume in the market.

Lastly, Cisco Systems, Inc. declined as the company reported disappointing earnings and lowered expectations. We had trimmed the position in the stock prior to the decline. Despite the gloomy outlook, we remain positive on the stock given its attractive valuation and commitment to returning cash to shareholders.

The Fund opportunistically added several new positions during the reporting period that met our investment criteria. We purchased Oracle Corporation given the company’s consistent capital allocation, a pending product launch and the stock’s attractive valuation. We believe Oracle may benefit from an expanded and focused sales force, the launch of a new database offering and growth in its engineered systems products. Another purchase included Phillips 66. It has a favorable multi-year tailwind in its chemicals and midstream businesses. Long term, we believe both of these businesses may grow to over two-thirds of the total company, positioning Phillips for continued free cash flow growth and a potential upward multiple re-rating. The company’s refining business is also poised to benefit from widening West Texas Intermediate (WTI) to Brent blend crude differentials that could drive additional earnings growth. Norwegian Cruise Line generates above industry average yields and we believe the company is poised to significantly outgrow the industry with four new ships joining its fleet.

Halliburton and Vodafone Group Plc were both eliminated from the Fund during the reporting period. We swapped Halliburton for Baker Hughes Incorporated as we believed the risk/reward characteristics was more attractive. Halliburton had reached our target price. Vodafone Group Plc announced the sale of its stake in Verizon Wireless for $130 billion with the proceeds to be used to repurchase shares. The anticipation of this event had been the main driver for the stock’s outperformance in 2013 and we eliminated the investment in the company as the risk/reward became less compelling.

8	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index, but slightly underperformed its Lipper classification average for the six-month reporting period ended December 31, 2013.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, positive stock selection in the financial services and producer durables sectors was offset by weakness in the consumer discretionary and materials and processing sectors. In the broader market, value stocks performed better than growth stocks across all capitalizations.

Those positions that contributed positively to the Fund’s performance include LSI Corporation as the semiconductor stock rose after the company announced an agreement to be acquired by Avago Technologies. Carrizo Oil & Gas, Inc. also positively contributed to performance. Carrizo continues to aggressively increase oil production and has made significant strides in reducing debt levels through the sale of non-core assets. In September 2013, the company further strengthened its balance sheet through the sale of its remaining natural gas assets in the Barnett Shale in Texas. We continued to find the shares attractive given the company’s proven ability to generate liquidity as it aggressively increases liquids/oil production. Harman International Industries was also a leading contributor to performance during the reporting period. Shares rose sharply after the company reported fiscal first quarter results that beat expectations. We trimmed our position following the strong appreciation of the shares. While the company continues to demonstrate strong revenue growth and margin expansion in infotainment, we believe, the risk/reward is less favorable at the current stock price.

Those holdings that detracted from the Fund’s performance include Elizabeth Arden as shares fell sharply in August after the company released fiscal fourth quarter results and guidance for 2014 that were below expectations. We added to our position on the weakness in the shares. While the results were a surprise, we believe that the company’s transformation of its legacy Elizabeth Arden fragrance and skincare did not fail, but was pushed out a few quarters. At the same time, we believe that the recent weakness in sales at Wal-Mart hinged more on execution issues at the giant retailer rather than problems with Arden’s supply chain or the end retail demand for Arden’s fragrances. We believe the stock became oversold on the heels of the earnings announcement.

Shares of Orkla ASA declined during the reporting period after the company announced second quarter earnings that were below expectations. The quarter was marred by setbacks with a key divestiture, difficulties closing a sizable merger with a competing Norwegian foods company and soft performance across its core food portfolio. We added to our position on the weakness in the shares. While the results were indeed underwhelming, we believe the company has better times ahead and that these transitory issues played a large role in the poor execution during the quarter.

Lastly, Denbury Resources, Inc. declined during the reporting period. The company is an independent oil and gas exploration and production company. Shares fell sharply in November after the company announced it would forgo any MLP spinoff and instead initiate a regular dividend. The company lowered long term production growth and capital expenditure targets as a result. Despite the recent performance, we continued to find the shares attractive given the company’s strong balance sheet and significant cash flows generation.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2013.

During the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. The Fund’s manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, positive stock selection in the financial services, energy sectors and producer durables was offset by weakness in the consumer discretionary and consumer staples sectors. In the broader market, value stocks performed better than growth stocks across all capitalizations.

Several positions contributed to the Fund’s positive returns for the period. Positively contributing to performance was Carrizo Oil & Gas. Carrizo aggressively increased oil production and has made significant strides in reducing debt levels through the sale of non-core assets. In September, the company further strengthened its balance sheet through the sale of its remaining natural gas assets in the Barnett Shale in Texas. We found the shares attractive given the company’s proven ability to generate liquidity as it aggressively increased liquids/oil production.

Harman International was also a leading contributor to performance during the reporting period. Shares rose sharply after the company reported fiscal first quarter results that beat expectations. Upside to the results was driven by better than expected revenue growth across all businesses, particularly infotainment and car audio, as well as margin expansion within infotainment from efficiencies related to more scalable system launches. We trimmed our position following the strong appreciation of the shares.

Lastly, Methode Electronics was again a leading contributor to performance as the shares rose during the reporting period. In August the company reported fiscal first quarter results that significantly beat expectations and raised guidance for the year. Methode executes well in ramping production on General Motors Company’s (GM) new K2XX center console platform. We believe the successful ramp could lead to significant additional business from GM. We continue to find the shares attractive.

Those holdings that detracted from the Fund’s performance include Elizabeth Arden, a leading detractor from performance. Shares fell sharply in August after the company released fiscal fourth quarter results and guidance for 2014 that were below expectations. We added to our position on the weakness in the shares. While the results were a surprise, we believe that the company’s transformation of its legacy Elizabeth Arden fragrance and skincare line did not fail, but was pushed out a few quarters. At the same time, we believe that the recent weakness in sales at Wal-Mart hinged more on executional issues at the giant retailer rather than problems with Arden’s supply chain or the end retail demand for Arden’s fragrances. We believe the stock became oversold on the heels of the earnings announcement.

Shares of Homestreet, Inc. declined during the reporting period on concerns that rising interest rates would impact loan growth for the company as refinancing activity decreased. While we acknowledge origination volumes may slow, in our view, any declines are already fully discounted in the company’s share price. Additionally, the company’s operations are highly scalable and we believe operating expenses could be reduced accordingly should a slower mortgage market take hold. We continue to find the shares attractive.

10	Nuveen Investments

Lastly, Orion Marine Group, Inc. detracted from performance. The company provides a broad range of marine construction and specialty services on, over and under the water along the Gulf Coast, the Atlantic Seaboard, West Coast, Canada, and the Caribbean Basin and acts as a single source turn-key solution for its customers’ marine contracting needs.

During the reporting period, we established new positions in Boise Cascade, Integrated Device Technology, Lattice Semiconductor Corporation, Sagent Pharmaceuticals, Analogic Corporation, and Esterline Technologies. We eliminated Maidenform Brands, TMS International Corporation, Allied World Assurance and Mistras Group.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 3000® Value Index and the Lipper classification average for the six-month reporting period ended December 31, 2013.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Our team assesses each company held in the Fund individually to determine its future prospects and intrinsic value. Attractive valuation is our number one criterion and is a prerequisite for investing in any company. Some other criteria that we look for are sustainable business models, meaningful barriers to entry, and the ability to meet basic needs.

The financial services sector was the leading contributor to the Fund’s performance on a relative basis, led by strongly performing European financial firms. The utilities sector was the primary detractor from relative quarterly performance, led by underperforming stock selections, though that detraction was partially offset by a beneficial underweight to the sector.

U.S. auto manufacturer General Motors (GM) is one of the Fund’s larger positions and was one of the largest individual contributors to absolute results during the reporting period. The company has emerged from bankruptcy with a healthier balance sheet and much smaller pension underfunding liability. Sales have been both strong and incrementally higher in comparison to the year prior. The company continued to improve during the reporting period and remains an attractive investment.

ING Group NV, a Dutch financial firm, joined many European financial companies in experiencing robust performance. ING Group has been undergoing a significant transformation as it divests itself of some of its insurance and investment operations. This move was required by a restructuring agreement that the European Commission put in place for assistance provided during the financial crisis of 2008. Investors seem to be pleased with the company’s progress on this front; ING Group has received what we would consider good prices in its asset divestments.

Detracting from the Fund’s performance was Latin-America-focused telecom company NII Holdings Inc. The transition of the company from a 2G to a 3G network operator has proven more difficult than many investors expected. This has caused subscriber losses and profits to come in more negatively than previously forecasted by the company, thus feeding into already extremely pessimistic market sentiment. Nonetheless, NII’s management predicted a turnaround starting in early 2014, with the company having recently achieved a better competitive position than it has had for years, in our view. Capital expenditures can now decline given an almost complete 3G roll-out, and we believe the company is debuting highly competitive voice and data plans and introducing solid handset lineups. Quality issues have been mitigated and we believe regulatory dynamics are favorable.

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Portfolio Managers’ Comments (continued)

Also detracting was Exelon Corp., one of the largest integrated electric utilities, as it experienced stock price declines during the reporting period. Relatively low natural gas prices and weak electricity demand have been headwinds for the company’s profitability, but we believe these factors are unsustainable at present levels. We believe our estimate of Exelon’s growth profile is very attractive in the context of the company’s recent stock prices.

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Risk Considerations

Risk Considerations

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Investments in small and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Investments in small-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following five pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

14	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.34%	34.12%	18.11%	5.73%
Class A Shares at maximum Offering Price	8.73%	26.43%	16.72%	5.10%
Russell 3000® Value Index**	14.60%	32.69%	16.75%	7.66%
S&P 500® Index**	16.31%	32.39%	17.94%	7.41%
Lipper Multi-Cap Value Funds Classification Average**	15.53%	33.25%	18.45%	7.26%

Class B Shares w/o CDSC	14.93%	33.10%	17.23%	5.10%
Class B Shares w/CDSC	9.93%	29.10%	17.12%	5.10%
Class C Shares	14.93%	33.10%	17.23%	4.93%
Class R3 Shares	15.20%	33.76%	17.81%	5.44%
Class I Shares	15.52%	34.41%	18.42%	5.99%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Expense Ratios	1.31%	2.07%	2.06%	1.56%	1.06%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.14%	29.52%	14.16%	2.53%
Class A Shares at maximum Offering Price	6.63%	22.09%	12.83%	1.67%
Russell 1000® Value Index**	14.34%	32.53%	16.67%	4.48%
Lipper Large-Cap Value Funds Classification Average**	14.84%	32.27%	16.06%	4.21%

Class C Shares	12.70%	28.53%	13.32%	1.77%
Class R3 Shares	13.03%	29.24%	13.87%	2.27%
Class I Shares	13.28%	29.80%	14.45%	2.79%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.53%	38.42%	22.61%	5.44%
Class A Shares at maximum Offering Price	11.74%	30.46%	21.17%	4.55%
Russell 2500® Value Index**	15.83%	33.32%	19.61%	6.32%
Lipper Small-Cap Core Funds Classification Average**	18.99%	36.81%	20.33%	7.07%

Class C Shares	18.11%	37.39%	21.79%	4.63%
Class R3 Shares	18.39%	38.04%	22.31%	4.99%
Class I Shares	18.70%	38.76%	22.93%	5.53%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.32%	2.07%	1.58%	1.09%
Net Expense Ratios	1.32%	2.07%	1.57%	1.07%

The investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	22.42	40.77%	24.24%	8.71%
Class A Shares at maximum Offering Price	15.39	32.67%	22.77%	8.00%
Russell 2000® Value Index**	17.60	34.52%	17.64%	7.54%
Lipper Small-Cap Core Funds Classification Average**	18.99	36.81%	20.33%	8.55%

Class C Shares	21.93	39.72%	23.33%	7.92%
Class R3 Shares	22.28	40.47%	23.97%	20.80%
Class R6 Shares	22.65	N/A	N/A	32.13%
Class I Shares	22.57	41.15%	24.58%	8.99%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.38%	2.12%	1.68%	1.10%	1.12%

N/A	Not applicable.

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R6 Shares are actual for the period since class inception on 2/15/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	15.19%	27.32%	18.06%	11.30%
Class A Shares at maximum Offering Price	8.57%	20.00%	16.67%	10.58%
Russell 3000® Value Index**	14.60%	32.69%	16.75%	6.96%
Lipper Global Multi-Cap Value Funds Classification Average**	14.64%	25.80%	14.54%	6.48%

Class B Shares w/o CDSC	14.79%	26.41%	17.18%	10.57%
Class B Shares w/ CDSC	9.79%	22.41%	17.07%	10.57%
Class C Shares	14.77%	26.38%	17.17%	10.47%
Class R3 Shares	15.09%	27.04%	17.78%	11.02%
Class I Shares	15.36%	27.67%	18.36%	11.58%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemp- tions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Expense Ratios	1.35%	2.09%	2.09%	1.58%	1.09%

*	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Holding Summaries as of December 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation1

Common Stocks	97.5%
Short-Term Investments	2.5%
Other[2]	—[4] %

Portfolio Composition1

Insurance	20.2%
Oil, Gas & Consumable Fuels	13.3%
Software	9.2%
Pharmaceuticals	8.4%
Diversified Financial Services	6.2%
Semiconductors & Equipment	6.1%
Media	4.5%
Automobiles	4.0%
Hotels, Restaurants & Leisure	3.2%
Machinery	3.1%
Mortgage REIT	2.5%
Capital Markets	2.2%
Metals & Mining	2.2%
Short-Term Investments	2.5%
Other[3]	12.4%

Top Five Common Stock Holdings1

Citigroup Inc.	4.0%
American International Group	4.0%
Hartford Financial Services Group, Inc.	4.0%
General Motors Company	4.0%
Talisman Energy Inc.	3.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.2% of net assets.

4	Rounds to less than 0.1%.

20	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation1

Common Stocks	94.8%
Short-Term Investments	4.8%
Other[2]	0.4%

Portfolio Composition1

Insurance	18.1%
Oil, Gas & Consumable Fuels	13.3%
Software	9.1%
Pharmaceuticals	8.6%
Diversified Financial Services	6.5%
Media	5.4%
Automobiles	3.7%
Machinery	2.8%
Diversified Telecommunication Services	2.7%
Commercial Banks	2.5%
Hotels, Restaurants & Leisure	2.3%
Food & Staples Retailing	2.2%
Metals & Mining	2.2%
Capital Markets	1.9%
Short-Term Investments	4.8%
Other[3]	13.9%

Top Five Common Stock Holdings1

Citigroup Inc.	4.0%
Hartford Financial Services Group, Inc.	3.9%
American International Group	3.9%
General Motors Company	3.7%
Canadian Natural Resources Limited	3.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.9% of net assets.

Nuveen Investments	21

Holding Summaries as of December 31, 2013 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation1

Common Stocks	94.4%
Short-Term Investments	5.9%
Other[2]	(0.3)%

Portfolio Composition1

Semiconductors & Equipment	15.3%
Insurance	10.4%
Paper & Forest Products	8.5%
Food Products	6.8%
Personal Products	6.2%
Commercial Banks	6.0%
Machinery	5.9%
Life Sciences Tools & Services	4.5%
Aerospace & Defense	4.1%
Real Estate Management & Development	3.6%
Electronic Equipment & Instruments	3.5%
Oil, Gas & Consumable Fuels	2.6%
Hotels, Restaurants & Leisure	2.5%
Building Products	2.4%
Short-Term Investments	5.9%
Other[3]	11.8%

Top Five Common Stock Holdings1

Elizabeth Arden, Inc.	4.5%
Microsemi Corporation	3.8%
Clearwater Paper Corporation	3.7%
Reinsurance Group of America Inc.	3.7%
Forestar Real Estate Group Inc.	3.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.4% of net assets.

22	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation1

Common Stocks	95.0%
Short-Term Investments	5.5%
Other[2]	(0.5)%

Portfolio Composition1

Semiconductors & Equipment	15.9%
Electronic Equipment & Instruments	10.5%
Aerospace & Defense	7.8%
Commercial Banks	7.4%
Paper & Forest Products	7.2%
Personal Products	5.7%
Machinery	4.9%
Household Durables	3.8%
Real Estate Management & Development	3.3%
Professional Services	3.1%
Insurance	3.0%
Road & Rail	2.7%
Food Products	2.7%
Building Products	2.5%
Short-Term Investments	5.5%
Other[3]	14.0%

Top Five Common Stock Holdings1

Elizabeth Arden, Inc.	4.0%
Microsemi Corporation	3.7%
Coherent Inc.	3.6%
Forestar Real Estate Group Inc.	3.3%
International Rectifier Corporation	3.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.5% of net assets.

Nuveen Investments	23

Holding Summaries as of December 31, 2013 (continued)

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation1

Common Stocks	97.3%
Short-Term Investments	3.0%
Other[2]	(0.3)%

Portfolio Composition1

Insurance	14.3%
Oil, Gas & Consumable Fuels	9.1%
Pharmaceuticals	6.9%
Media	6.6%
Food Products	6.2%
Energy Equipment & Services	6.2%
Software	5.6%
Automobiles	4.9%
Electronic Equipment & Instruments	3.4%
Electric Utilities	3.3%
Capital Markets	3.1%
Aerospace & Defense	3.1%
Communication Equipment	3.0%
Chemicals	3.0%
Commercial Banks	2.2%
Semiconductors & Equipment	2.1%
Short-Term Investments	3.0%
Other[3]	14.0%

Top Five Common Stock Holdings1

Merck & Company Inc.	4.0%
General Motors Company	3.9%
American International Group	3.9%
Talisman Energy Inc.	3.5%
Transocean Ltd.	3.4%

Country Allocation1

United States[4]	73.5%
Canada	6.5%
Netherlands	4.4%
Switzerland	4.1%
France	3.0%
South Korea	2.2%
Japan	1.9%
Germany	1.9%
Belgium	1.5%
India	1.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.1% of net assets.

4	Includes short-term investments and other assets less liabilities.

24	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Multi-Cap Value Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,153.40	$1,149.30	$1,149.30	$1,152.00	$1,155.20	$1,018.70	$1,014.97	$1,014.92	$1,017.44	$1,019.96
Expenses Incurred During Period	$7.00	$11.00	$11.05	$8.35	$5.65	$6.56	$10.31	$10.36	$7.83	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.03%, 2.04%, 1.54% and 1.04% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,131.40	$1,127.00	$1,130.30	$1,132.80	$1,019.91	$1,016.13	$1,018.60	$1,021.17
Expenses Incurred During Period	$5.64	$9.65	$7.03	$4.30	$5.35	$9.15	$6.67	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.31% and .80% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,185.30	$1,181.10	$1,183.90	$1,187.00	$1,018.85	$1,015.07	$1,017.59	$1,020.06
Expenses Incurred During Period	$6.94	$11.05	$8.31	$5.62	$6.41	$10.21	$7.68	$5.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 1.51% and 1.02% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,224.20	$1,219.30	$1,222.80	$1,226.50	$1,225.70	$1,018.20	$1,014.47	$1,016.94	$1,019.96	$1,019.51
Expenses Incurred During Period	$7.79	$11.91	$9.19	$5.84	$6.34	$7.07	$10.82	$8.34	$5.30	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.13%, 1.64%, 1.04% and 1.13% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,151.90	$1,147.90	$1,147.70	$1,150.90	$1,153.60	$1,018.95	$1,015.17	$1,015.17	$1,017.69	$1,020.21
Expenses Incurred During Period	$6.73	$10.77	$10.77	$8.08	$5.37	$6.31	$10.11	$10.11	$7.58	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.99%, 1.49% and ..99% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.5%

	COMMON STOCKS – 97.5%

	Automobiles – 4.0%

158,400	General Motors Company, (2)	$6,473,808

	Capital Markets – 2.2%

136,100	FBR Capital Markets Corporation, (2)	3,590,318

	Commercial Banks – 1.3%

72,200	Privatebancorp, Inc.	2,088,746

	Containers & Packaging – 0.8%

26,700	Avery Dennison Corporation	1,340,073

	Diversified Financial Services – 6.2%

127,200	Citigroup Inc.	6,628,392

60,000	JP Morgan Chase & Co.	3,508,800
	Total Diversified Financial Services	10,137,192

	Diversified Telecommunication Services – 1.6%

81,100	CenturyLink Inc.	2,583,035

	Energy Equipment & Services – 1.6%

294,800	McDermott International Inc., (2)	2,700,368

	Food Products – 1.5%

316,000	Orkla ASA, (3)	2,493,240

	Hotels, Restaurants & Leisure – 3.2%

148,500	Norwegian Cruise Line Holdings Limited, (2)	5,267,295

	Household Durables – 1.0%

20,800	Harman International Industries Inc.	1,702,480

	Independent Power Producers & Energy Traders – 1.2%

67,500	NRG Energy Inc.	1,938,600

	Insurance – 20.2%

129,700	American International Group	6,621,185

52,900	AON PLC	4,437,781

180,400	Hartford Financial Services Group, Inc.	6,535,892

64,400	Loews Corporation	3,106,656

63,987	Reinsurance Group of America Inc.	4,953,234

144,300	Unum Group	5,062,044

53,000	Willis Group Holdings PLC	2,374,930
	Total Insurance	33,091,722

Nuveen Investments	27

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Multi-Cap Value Fund (continued)

Shares	Description (1)	Value

	IT Services – 0.7%

40,300	VeriFone Holdings Inc., (2)	$1,080,846

	Life Sciences Tools & Services – 1.5%

19,900	Bio-Rad Laboratories Inc., (2)	2,459,839

	Machinery – 3.1%

35,700	Ingersoll Rand Company Limited, Class A	2,199,120

48,000	PACCAR Inc.	2,840,160
	Total Machinery	5,039,280

	Media – 4.5%

220,000	Interpublic Group Companies, Inc.	3,894,000

40,697	Viacom Inc., Class B	3,554,476
	Total Media	7,448,476

	Metals & Mining – 2.2%

162,499	AngloGold Ashanti Limited, Sponsored ADR	1,904,488

94,700	Barrick Gold Corporation	1,669,561
	Total Metals & Mining	3,574,049

	Mortgage REIT – 2.5%

110,700	PennyMac Mortgage Investment Trust	2,541,672

79,500	Redwood Trust Inc.	1,539,915
	Total Mortgage REIT	4,081,587

	Oil, Gas & Consumable Fuels – 13.3%

60,200	Apache Corporation	5,173,588

173,500	Canadian Natural Resources Limited	5,871,240

142,300	Denbury Resources Inc., (2)	2,337,989

535,100	Talisman Energy Inc.	6,233,915

36,900	Tesoro Corporation	2,158,650
	Total Oil, Gas & Consumable Fuels	21,775,382

	Personal Products – 1.2%

113,400	Avon Products, Inc.	1,952,748

	Pharmaceuticals – 8.4%

147,000	Pfizer Inc.	4,502,610

98,400	Sanofi-Aventis	5,277,192

100,000	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,008,000
	Total Pharmaceuticals	13,787,802

	Semiconductors & Equipment – 6.1%

329,850	LSI Logic Corporation	3,634,947

53,700	MKS Instruments Inc.	1,607,778

198,800	PMC-Sierra, Inc., (2)	1,278,284

195,600	Teradyne Inc., (2)	3,446,472
	Total Semiconductors & Equipment	9,967,481

28	Nuveen Investments

Shares	Description (1)			Value

	Software – 9.2%

146,177	CA Inc.			$4,918,856

160,950	Microsoft Corporation			6,024,358

110,000	Oracle Corporation			4,208,600
	Total Software			15,151,814
	Total Long-Term Investments (cost $118,516,076)			159,726,181

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

$4,040	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $4,040,396, collateralized by $4,225,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $4,124,656	0.000%	1/02/14	$4,040,396

	Total Short-Term Investments (cost $4,040,396)			4,040,396
	Total Investments (cost $122,556,472) – 100.0%			163,766,577
	Other Assets Less Liabilities – 0.0%			57,608
	Net Assets – 100%			$163,824,185

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Large-Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.8%

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 1.5%

271,330	Raytheon Company	$24,609,631

	Automobiles – 3.7%

1,467,300	General Motors Company, (2)	59,968,551

	Building Products – 0.0%

1	Allegion PLC, (2)	44

	Capital Markets – 1.9%

170,500	Goldman Sachs Group, Inc.	30,222,830

	Chemicals – 1.6%

196,510	Agrium Inc.	17,976,735

181,300	Mosaic Company	8,570,051
	Total Chemicals	26,546,786

	Commercial Banks – 2.5%

875,430	Wells Fargo & Company	39,744,522

	Communication Equipment – 1.6%

1,125,100	Cisco Systems, Inc.	25,258,495

	Consumer Finance – 1.8%

370,430	Capital One Financial Corporation	28,378,642

	Diversified Financial Services – 6.5%

1,235,420	Citigroup Inc.	64,377,736

685,220	JP Morgan Chase & Co.	40,071,666
	Total Diversified Financial Services	104,449,402

	Diversified Telecommunication Services – 2.7%

1,367,170	CenturyLink Inc.	43,544,365

	Energy Equipment & Services – 1.3%

375,000	Baker Hughes Incorporated	20,722,500

	Food & Staples Retailing – 2.2%

500,000	CVS Caremark Corporation	35,785,000

	Hotels, Restaurants & Leisure – 2.3%

1,063,400	Norwegian Cruise Line Holdings Limited, (2)	37,718,798

	Independent Power Producers & Energy Traders – 1.0%

551,250	NRG Energy Inc.	15,831,900

30	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 18.1%

1,214,215	American International Group	$61,985,676

525,110	AON PLC	44,051,478

1,745,710	Hartford Financial Services Group, Inc.	63,247,073

600,031	Loews Corporation	28,945,495

830,180	MetLife, Inc.	44,763,306

1,384,380	Unum Group	48,564,050
	Total Insurance	291,557,078

	Machinery – 2.8%

327,270	Ingersoll Rand Company Limited, Class A	20,159,832

435,000	PACCAR Inc.	25,738,950
	Total Machinery	45,898,782

	Media – 5.4%

650,090	Interpublic Group Companies, Inc.	11,506,593

536,800	Time Warner Inc.	37,425,696

432,220	Viacom Inc., Class B	37,750,095
	Total Media	86,682,384

	Metals & Mining – 2.2%

1,638,951	AngloGold Ashanti Limited, Sponsored ADR	19,208,506

937,790	Barrick Gold Corporation	16,533,238
	Total Metals & Mining	35,741,744

	Oil, Gas & Consumable Fuels – 13.3%

593,830	Apache Corporation	51,033,750

1,710,760	Canadian Natural Resources Limited	57,892,118

244,795	Occidental Petroleum Corporation	23,280,005

234,000	Phillips 66	18,048,420

4,961,820	Talisman Energy Inc.	57,805,203

125,535	Valero Energy Corporation	6,326,964
	Total Oil, Gas & Consumable Fuels	214,386,460

	Personal Products – 1.3%

1,198,000	Avon Products, Inc.	20,629,560

	Pharmaceuticals – 8.6%

1,518,440	Pfizer Inc.	46,509,817

924,630	Sanofi-Aventis	49,587,907

1,050,300	Teva Pharmaceutical Industries Limited, Sponsored ADR	42,096,024
	Total Pharmaceuticals	138,193,748

	Road & Rail – 1.6%

150,040	Union Pacific Corporation	25,206,720

Nuveen Investments	31

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Large-Cap Value Fund (continued)

Shares	Description (1)			Value

	Semiconductors & Equipment – 1.0%

881,000	Applied Materials, Inc.			$15,584,890

	Software – 9.1%

1,537,865	CA Inc.			51,749,157

1,520,710	Microsoft Corporation			56,920,175

1,005,000	Oracle Corporation			38,451,300
	Total Software			147,120,632

	Tobacco – 0.8%

152,220	Philip Morris International			13,262,929
	Total Long-Term Investments (cost $1,189,686,204)			1,527,046,393

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.8%

$76,875	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $76,874,812, collateralized by $75,035,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $78,416,002	0.000%	1/02/14	$76,874,812

	Total Short-Term Investments (cost $76,874,812)			76,874,812
	Total Investments (cost $1,266,561,016) – 99.6%			1,603,921,205
	Other Assets Less Liabilities – 0.4%			5,881,187
	Net Assets – 100%			$1,609,802,392

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Small/Mid-Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.4%

	COMMON STOCKS – 94.4%

	Aerospace & Defense – 4.1%

10,220	Astronics Corporation, (2)	$521,220

2,044	Astronics Corporation, (2)	103,733

79,950	Orbital Sciences Corporation, (2)	1,862,835
	Total Aerospace & Defense	2,487,788

	Building Products – 2.4%

115,150	Griffon Corporation	1,521,132

	Commercial Banks – 6.0%

21,500	Privatebancorp, Inc.	621,995

27,200	Texas Capital BancShares, Inc., (2)	1,691,840

57,150	Western Alliance Bancorporation, (2)	1,363,599
	Total Commercial Banks	3,677,434

	Commercial Services & Supplies – 1.0%

41,401	Schawk Inc.	615,633

	Containers & Packaging – 1.0%

11,955	Avery Dennison Corporation	600,021

	Electrical Equipment – 1.0%

8,345	EnerSys	584,901

	Electronic Equipment & Instruments – 3.5%

28,700	Coherent Inc., (2)	2,134,993

	Energy Equipment & Services – 1.3%

88,900	McDermott International Inc., (2)	814,324

	Food Products – 6.8%

7,400	Hormel Foods Corporation	334,258

272,520	Orkla ASA, (3)	2,150,183

23,808	Treehouse Foods Inc., (2)	1,640,847
	Total Food Products	4,125,288

	Hotels, Restaurants & Leisure – 2.5%

19,020	Bob Evans Farms	962,222

20,200	Texas Roadhouse, Inc.	561,560
	Total Hotels, Restaurants & Leisure	1,523,782

	Household Durables – 2.0%

14,815	Harman International Industries Inc.	1,212,608

Nuveen Investments	33

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Shares	Description (1)	Value

	Insurance – 10.4%

38,605	Axis Capital Holdings Limited	$1,836,440

8,575	PartnerRe Limited	904,062

29,080	Reinsurance Group of America Inc.	2,251,082

29,700	Willis Group Holdings PLC	1,330,857
	Total Insurance	6,322,441

	IT Services – 1.9%

23,960	Euronet Worldwide, Inc., (2)	1,146,486

	Life Sciences Tools & Services – 4.5%

9,745	Bio-Rad Laboratories Inc., (2)	1,204,579

76,715	Bruker Biosciences Corporation, (2)	1,516,656
	Total Life Sciences Tools & Services	2,721,235

	Machinery – 5.9%

26,900	Albany International Corporation, Class A	966,517

695	Middleby Corporation, (2)	166,779

31,200	TriMas Corporation, (2)	1,244,568

26,600	Woodward Governor Company	1,213,226
	Total Machinery	3,591,090

	Metals & Mining – 0.3%

3,600	Reliance Steel & Aluminum Company	273,024

	Oil, Gas & Consumable Fuels – 2.6%

24,800	Carrizo Oil & Gas, Inc., (2)	1,110,296

28,500	Denbury Resources Inc., (2)	468,255
	Total Oil, Gas & Consumable Fuels	1,578,551

	Paper & Forest Products – 8.6%

43,280	Clearwater Paper Corporation, (2)	2,272,200

16,700	Deltic Timber Corporation	1,134,598

41,715	Glatfelter	1,153,003

34,700	Louisiana-Pacific Corporation, (2)	642,297
	Total Paper & Forest Products	5,202,098

	Personal Products – 6.2%

77,375	Elizabeth Arden, Inc., (2)	2,742,944

29,700	Inter Parfums, Inc.	1,063,557
	Total Personal Products	3,806,501

	Pharmaceuticals – 2.0%

9,755	Jazz Pharmaceuticals, Inc., (2)	1,234,593

	Real Estate Management & Development – 3.6%

102,000	Forestar Real Estate Group Inc., (2)	2,169,540

34	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Equipment – 15.3%

76,390	International Rectifier Corporation, (2)			$1,991,487

156,600	LSI Logic Corporation			1,725,732

93,870	Microsemi Corporation, (2)			2,342,056

27,300	MKS Instruments Inc.			817,362

66,350	PMC-Sierra, Inc., (2)			426,631

113,970	Teradyne Inc., (2)			2,008,151
	Total Semiconductors & Equipment			9,311,419

	Trading Companies & Distributors – 1.5%

9,865	WESCO International Inc., (2)			898,406
	Total Long-Term Investments (cost $42,757,870)			57,553,288

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.9%

$3,584	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $3,584,142, collateralized by $3,655,000 U.S. Treasury Notes, 0.250%, due 9/30/14, value $3,660,281	0.000%	1/02/14	$3,584,142

	Total Short-Term Investments (cost $3,584,142)			3,584,142
	Total Investments (cost $46,342,012) – 100.3%			61,137,430
	Other Assets Less Liabilities – (0.3)%			(174,365)
	Net Assets – 100%			$60,963,065

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Small-Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.0%

	COMMON STOCKS – 95.0%

	Aerospace & Defense – 7.8%

87,590	Astronics Corporation, (2)	$4,467,090

17,518	Astronics Corporation, (2)	889,039

45,600	Esterline Technologies Corporation, (2)	4,649,376

280,050	Orbital Sciences Corporation, (2)	6,525,165
	Total Aerospace & Defense	16,530,670

	Beverages – 1.3%

348,345	Cott Corporation	2,807,661

	Building Products – 2.5%

398,450	Griffon Corporation	5,263,525

	Commercial Banks – 7.4%

80,150	Pacwest Bancorp.	3,383,933

79,075	Privatebancorp, Inc.	2,287,640

85,650	Texas Capital BancShares, Inc., (2)	5,327,429

196,350	Western Alliance Bancorporation, (2)	4,684,911
	Total Commercial Banks	15,683,913

	Construction & Engineering – 0.5%

81,318	Orion Marine Group Inc., (2)	978,256

	Electrical Equipment – 1.0%

30,275	EnerSys	2,121,975

	Electronic Equipment & Instruments – 10.5%

102,551	Coherent Inc., (2)	7,628,768

435,935	GSI Group, Inc., (2)	4,899,909

89,165	Measurement Specialties, Inc., (2)	5,411,424

129,946	Methode Electronics, Inc.	4,442,854
	Total Electronic Equipment & Instruments	22,382,955

	Energy Equipment & Services – 1.1%

250,600	McDermott International Inc., (2)	2,295,496

	Food Products – 2.7%

83,165	Treehouse Foods Inc., (2)	5,731,732

	Health Care Equipment & Supplies – 1.0%

23,600	Analogic Corporation	2,090,016

36	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.5%

62,622	Bob Evans Farms	$3,168,047

	Household Durables – 3.8%

51,315	Harman International Industries Inc.	4,200,133

233,378	Hooker Furniture Corporation	3,892,745
	Total Household Durables	8,092,878

	Insurance – 3.0%

153,250	Aspen Insurance Holdings Limited	6,330,758

	IT Services – 1.9%

83,536	Euronet Worldwide, Inc., (2)	3,997,198

	Machinery – 4.9%

154,200	Albany International Corporation, Class A	5,540,405

2,766	Middleby Corporation, (2)	663,757

107,945	TriMas Corporation, (2)	4,305,926
	Total Machinery	10,510,088

	Oil, Gas & Consumable Fuels – 1.8%

84,600	Carrizo Oil & Gas, Inc., (2)	3,787,542

	Paper & Forest Products – 7.2%

166,000	Boise Cascade Company, (2)	4,893,680

62,000	Deltic Timber Corporation	4,212,280

145,782	Neenah Paper, Inc.	6,235,096
	Total Paper & Forest Products	15,341,056

	Personal Products – 5.7%

238,085	Elizabeth Arden, Inc., (2)	8,440,113

104,239	Inter Parfums, Inc.	3,732,799
	Total Personal Products	12,172,912

	Pharmaceuticals – 2.2%

182,300	Sagent Pharmaceuticals Inc., (2)	4,626,774

	Professional Services – 3.1%

223,394	GP Strategies Corporation, (2)	6,654,907

	Real Estate Management & Development – 3.3%

327,785	Forestar Real Estate Group Inc., (2)	6,971,987

	Road & Rail – 2.7%

285,034	Marten Transport, Ltd.	5,754,836

	Semiconductors & Equipment – 15.9%

362,925	Entegris Inc., (2)	4,209,930

535,855	Integrated Device Technology, Inc., (2)	5,460,362

259,394	International Rectifier Corporation, (2)	6,762,402

Nuveen Investments	37

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Small-Cap Value Fund (continued)

Shares	Description (1)			Value

	Semiconductors & Equipment (continued)

855,415	Lattice Semiconductor Corporation, (2)			$4,713,337

318,075	Microsemi Corporation, (2)			7,935,970

99,500	MKS Instruments Inc.			2,979,030

264,450	PMC-Sierra, Inc., (2)			1,700,414
	Total Semiconductors & Equipment			33,761,445

	Thrifts & Mortgage Finance – 2.2%

238,570	HomeStreet Inc.			4,771,400
	Total Long-Term Investments (cost $140,494,064)			201,828,027

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.5%

$11,793	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $11,792,879, collateralized by $12,325,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $12,032,281	0.000%	1/02/14	$11,792,879

	Total Short-Term Investments (cost $11,792,879)			11,792,879
	Total Investments (cost $152,286,943) – 100.5%			213,620,906
	Other Assets Less Liabilities – (0.5)%			(990,262)
	Net Assets – 100%			$212,630,644

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	COMMON STOCKS – 97.3%

	Aerospace & Defense – 3.1%

60,600	General Dynamics Corporation	$5,790,330

151,432	Triumph Group Inc.	11,519,432
	Total Aerospace & Defense	17,309,762

	Automobiles – 4.9%

542,265	General Motors Company, (2)	22,162,371

175,965	Tata Motors Limited, ADR	5,419,722
	Total Automobiles	27,582,093

	Beverages – 1.5%

153,348	Molson Coors Brewing Company, Class B	8,610,490

	Capital Markets – 3.1%

91,745	Northern Trust Corporation	5,678,098

614,063	UBS AG	11,820,713
	Total Capital Markets	17,498,811

	Chemicals – 3.0%

185,445	Agrium Inc.	16,964,509

	Commercial Banks – 2.2%

303,419	KB Financial Group Inc., ADR	12,291,504

	Communication Equipment – 3.0%

765,407	Cisco Systems, Inc.	17,183,387

	Computers & Peripherals – 1.1%

74,074	Western Digital Corporation	6,214,809

	Diversified Financial Services – 0.6%

218,542	ING Groep N.V., ADR, (2)	3,061,773

	Electric Utilities – 3.3%

685,793	Exelon Corporation	18,783,870

	Electronic Components – 1.1%

352,500	Corning Incorporated	6,281,550

	Electronic Equipment & Instruments – 3.4%

482,585	Ingram Micro, Inc., Class A, (2)	11,321,444

146,792	Tech Data Corporation, (2)	7,574,467
	Total Electronic Equipment & Instruments	18,895,911

Nuveen Investments	39

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

Shares	Description (1)	Value

	Energy Equipment & Services – 6.2%

73,564	Baker Hughes Incorporated	$4,065,147

440,360	Superior Energy Services, Inc.	11,717,980

388,708	Transocean Inc.	19,209,949
	Total Energy Equipment & Services	34,993,076

	Food & Staples Retailing – 1.9%

137,220	Wal-Mart Stores, Inc.	10,797,842

	Food Products – 6.2%

145,773	Bunge Limited	11,969,421

657,636	Dean Foods Company, (2)	11,304,763

175,057	Ingredion Inc.	11,984,402
	Total Food Products	35,258,586

	Hotels, Restaurants & Leisure – 2.0%

281,990	Carnival Corporation	11,327,538

	Industrial Conglomerates – 1.9%

77,035	Siemens AG, Sponsored ADR	10,670,118

	Insurance – 14.3%

790,554	Aegon N.V., ADR	7,494,452

205,320	Ageas, ADR, (3)	8,756,344

433,015	American International Group	22,105,416

230,160	Axis Capital Holdings Limited	10,948,711

142,565	CNA Financial Corporation	6,114,613

97,616	Endurance Specialty Holdings Limited	5,727,131

290,837	Loews Corporation	14,029,977

410,500	MS&AD Insurance Group Holdiongs Inc., ADR, (3)	5,500,700
	Total Insurance	80,677,344

	Machinery – 0.9%

485,675	Vallourec SA, ADR, (3)	5,300,317

	Media – 6.6%

977,336	Interpublic Group Companies, Inc.	17,298,846

62,660	Time Warner Cable, Class A	8,490,430

166,293	Time Warner Inc.	11,593,948
	Total Media	37,383,224

	Oil, Gas & Consumable Fuels – 9.1%

96,754	Devon Energy Corporation	5,986,170

193,146	Royal Dutch Shell PLC, Class B, ADR	14,507,196

1,677,550	Talisman Energy Inc.	19,543,457

186,818	Total SA, Sponsored ADR	11,446,339
	Total Oil, Gas & Consumable Fuels	51,483,162

40	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 6.9%

448,500	Merck & Company Inc.			$22,447,425

383,644	Mitsubishi Tanabe Pharma Corporation, ADR, (3)			5,351,067

142,084	Novartis AG, Sponsored ADR			11,420,712
	Total Pharmaceuticals			39,219,204

	Road & Rail – 1.5%

299,751	CSX Corporation			8,623,836

	Semiconductors & Equipment – 2.1%

452,774	Intel Corporation			11,754,013

	Software – 5.6%

437,973	Microsoft Corporation			16,393,329

403,308	Oracle Corporation			15,430,564
	Total Software			31,823,893

	Specialy Retail – 1.0%

50,662	Advance Auto Parts, Inc.			5,607,270

	Wireless Telecommunication Services – 0.8%

1,697,734	NII Holdings Inc., Class B, (2)			4,668,769
	Total Long-Term Investments (cost $455,548,390)			550,266,661

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.0%

$17,103	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $17,103,491, collateralized by $4,250,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $4,149,063, collateralized by $13,035,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $13,301,579	0.000%	1/02/14	$17,103,491

	Total Short-Term Investments (cost $17,103,491)			17,103,491
	Total Investments (cost $472,651,881) – 100.3%			567,370,152
	Other Assets Less Liabilities – (0.3)%			(1,941,230)
	Net Assets – 100%			$565,428,922

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Assets and Liabilities December 31, 2013 (Unaudited)

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid- Cap Value	NWQ Small-Cap Value	Value Opportunities
Assets
Long-term investments, at value (cost $118,516,076, $1,187,686,204, $42,757,870, $140,494,064, and $455,548,390, respectively)	$159,726,181	$1,525,046,393	$57,553,288	$201,828,027	$550,266,661
Short-term investments, at value (cost approximates value)	4,040,396	78,874,812	3,584,142	11,792,879	17,103,491
Receivable for:
Dividends	113,721	1,655,456	30,077	34,184	702,099
Investments sold	71,544	—	511,803	1,727,058	1,133,463
Reclaims	—	—	—	—	18,086
Shares sold	246,834	8,013,499	260,883	2,100,264	681,463
Other assets	50,275	22,857	30,216	34,485	94,234
Total assets	164,248,951	1,613,613,017	61,970,409	217,516,897	569,999,497
Liabilities
Payable for:
Investments purchased	—	—	939,895	4,338,522	2,825,998
Shares redeemed	149,322	2,411,802	905	282,034	853,256
Accrued expenses:
Management fees	127,543	917,124	38,989	166,272	391,932
Trustees fees	50,850	27,282	277	938	95,874
Shareholder servicing agent fees	37,207	290,229	6,524	53,897	135,619
12b-1 distribution and service fees	52,570	21,925	3,825	11,261	167,285
Other	7,274	142,263	16,929	33,329	100,611
Total liabilities	424,766	3,810,625	1,007,344	4,886,253	4,570,575
Net assets	$163,824,185	$1,609,802,392	$60,963,065	$212,630,644	$565,428,922
Class A Shares
Net assets	$44,426,177	$64,888,554	$6,453,146	$17,844,716	$248,083,384
Shares outstanding	1,728,656	2,895,639	222,195	439,875	6,794,042
Net asset value per share	$25.70	$22.41	$29.04	$40.57	$36.51
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.27	$23.78	$30.81	$43.05	$38.74
Class B Shares
Net assets	$3,791,029	N/A	N/A	N/A	$2,651,294
Shares outstanding	155,848	N/A	N/A	N/A	74,354
Net asset value and offering price per share	$24.33	N/A	N/A	N/A	$35.66
Class C Shares
Net assets	$48,246,950	$10,587,181	$2,974,039	$9,445,629	$133,348,633
Shares outstanding	1,983,283	485,341	108,076	247,256	3,741,055
Net asset value and offering price per share	$24.33	$21.81	$27.52	$38.20	$35.64
Class R3 Shares
Net assets	$251,386	$59,890	$353,216	$1,792,521	$4,732,357
Shares outstanding	9,874	2,679	12,383	44,374	129,448
Net asset value and offering price per share	$25.46	$22.36	$28.52	$40.40	$36.56
Class R6 Shares
Net assets	N/A	N/A	N/A	$2,558,631	N/A
Shares outstanding	N/A	N/A	N/A	62,098	N/A
Net asset value and offering price per share	N/A	N/A	N/A	$41.20	N/A
Class I Shares
Net assets	$67,108,643	$1,534,266,767	$51,182,664	$180,989,147	$176,613,254
Shares outstanding	2,599,237	68,420,293	1,756,385	4,397,708	4,822,181
Net asset value and offering price per share	$25.82	$22.42	$29.14	$41.16	$36.63
Net assets consist of:
Capital paid-in	$348,842,225	$1,269,466,624	$74,456,996	$178,401,917	$454,839,980
Undistributed (Over-distribution of) net investment income	69,668	367,354	(88,456)	(468,821)	383,664
Accumulated net realized gain (loss)	(226,297,783)	2,608,522	(28,200,893)	(26,636,415)	15,487,007
Net unrealized appreciation (depreciation)	41,210,075	337,359,892	14,795,418	61,333,963	94,718,271
Net assets	$163,824,185	$1,609,802,392	$60,963,065	$212,630,644	$565,428,922
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Operations Six Months Ended December 31, 2013 (Unaudited)

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid- Cap Value	NWQ Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $29,803, $294,572, $—, $2,550 and $141,660, respectively)	$1,256,678	$12,886,138	$197,251	$610,806	$5,789,546
Interest	18	595	18	95	224
Total investment income	1,256,696	12,886,733	197,269	610,901	5,789,770
Expenses
Management fees	633,706	4,949,198	200,549	828,166	2,222,440
12b-1 service fees – Class A	54,855	75,003	6,979	16,087	310,995
12b-1 distribution and service fees – Class B	21,448	N/A	N/A	N/A	13,884
12b-1 distribution and service fees – Class C	234,377	46,083	12,762	37,081	667,433
12b-1 distribution and service fees – Class R3	574	142	1,045	2,880	11,666
Shareholder servicing agent fees and expenses	107,354	523,613	12,408	93,324	389,723
Custodian fees and expenses	17,247	96,599	8,777	18,280	69,299
Trustees fees and expenses	2,068	18,482	654	2,277	7,555
Professional fees	11,202	35,963	9,600	23,707	13,574
Shareholder reporting expenses	19,404	102,494	5,274	19,224	63,199
Federal and state registration fees	31,436	69,491	25,526	34,968	37,642
Other expenses	3,775	18,908	2,151	3,728	12,355
Net expenses	1,137,446	5,935,976	285,725	1,079,722	3,819,765
Net investment income (loss)	119,250	6,950,757	(88,456)	(468,821)	1,970,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	15,629,132	36,854,183	2,718,047	9,832,516	46,992,626
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,727,312	135,565,711	6,188,127	26,186,720	30,751,337
Net realized and unrealized gain (loss)	22,356,444	172,419,894	8,906,174	36,019,236	77,743,963
Net increase (decrease) in net assets from operations	$22,475,694	$179,370,651	$8,817,718	$35,550,415	$79,713,968

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Changes in Net Assets (Unaudited)

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$119,250	$632,718	$6,950,757	$13,471,351
Net realized gain (loss) from investments and foreign currency	15,629,132	7,948,008	36,854,183	(4,505,737)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,727,312	23,938,416	135,565,711	230,483,065
Net increase (decrease) in net assets from operations	22,475,694	32,519,142	179,370,651	239,448,679
Distributions to Shareholders
From net investment income:
Class A	(156,230)	(170,290)	(449,919)	(387,543)
Class B	—	—	N/A	N/A
Class C	—	—	(1,885)	(6,290)
Class R3	(332)	(314)	(283)	(343)
Class R6	N/A	N/A	N/A	N/A
Class I	(382,951)	(427,097)	(14,278,802)	(11,584,222)
From accumulated net realized gains:
Class A	—	—	(1,136,271)	(134,102)
Class B	—	—	N/A	N/A
Class C	—	—	(186,258)	(19,357)
Class R3	—	—	(1,060)	(167)
Class R6	N/A	N/A	N/A	N/A
Class I	—	—	(27,219,215)	(3,074,540)
Decrease in net assets from distributions to shareholders	(539,513)	(597,701)	(43,273,693)	(15,206,564)
Fund Share Transactions
Proceeds from sale of shares	7,217,397	12,011,285	337,146,943	416,689,288
Proceeds from shares issued to shareholders due to reinvestment of distributions	485,452	577,258	42,843,167	14,754,149
	7,702,849	12,588,543	379,990,110	431,443,437
Cost of shares redeemed	(18,841,703)	(61,630,783)	(195,329,590)	(474,938,667)
Net increase (decrease) in net assets from Fund share transactions	(11,138,854)	(49,042,240)	184,660,520	(43,495,230)
Net increase (decrease) in net assets	10,797,327	(17,120,799)	320,757,478	180,746,885
Net assets at the beginning of period	153,026,858	170,147,657	1,289,044,914	1,108,298,029
Net assets at the end of period	$163,824,185	$153,026,858	$1,609,802,392	$1,289,044,914
Undistributed (Over-distribution of) net investment income at the end of period	$69,668	$489,931	$367,354	$8,147,486

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

44	Nuveen Investments

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$(88,456)	$(15,251)	$(468,821)	$(243,425)
Net realized gain (loss) from investments and foreign currency	2,718,047	1,012,300	9,832,516	7,450,963
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,188,127	6,199,035	26,186,720	23,838,808
Net increase (decrease) in net assets from operations	8,817,718	7,196,084	35,550,415	31,046,346
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6(1)	N/A	N/A	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6(1)	N/A	N/A	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—
Fund Share Transactions
Proceeds from sale of shares	18,635,770	18,968,827	55,991,070	56,734,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	18,635,770	18,968,827	55,991,070	56,734,383
Cost of shares redeemed	(5,443,198)	(9,163,343)	(34,344,338)	(35,047,864)
Net increase (decrease) in net assets from Fund share transactions	13,192,572	9,805,484	21,646,732	21,686,519
Net increase (decrease) in net assets	22,010,290	17,001,568	57,197,147	52,732,865
Net assets at the beginning of period	38,952,775	21,951,207	155,433,497	102,700,632
Net assets at the end of period	$60,963,065	$38,952,775	$212,630,644	$155,433,497
Undistributed (Over-distribution of) net investment income at the end of period	$(88,456)	$—	$(468,821)	$—

N/A – Fund does not offer share class.

(1)	– Class R6 Shares were established and commenced operations on February 15, 2013.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets (Unaudited) (continued)

	Value Opportunities
	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$1,970,005	$3,950,570
Net realized gain (loss) from investments and foreign currency	46,992,626	36,781,900
Change in net unrealized appreciation (depreciation) of investments and foreign currency	30,751,337	96,620,119
Net increase (decrease) in net assets from operations	79,713,968	137,352,589
Distributions to Shareholders
From net investment income:
Class A	(2,469,391)	(11,825,093)
Class B	(8,269)	(94,428)
Class C	(416,572)	(4,580,445)
Class R3	(36,335)	(193,408)
Class R6	N/A	N/A
Class I	(2,165,006)	(9,138,482)
From accumulated net realized gains:
Class A	(6,884,921)	—
Class B	(75,370)	—
Class C	(3,810,854)	—
Class R3	(130,445)	—
Class R6	N/A	N/A
Class I	(4,910,679)	—
Decrease in net assets from distributions to shareholders	(20,907,842)	(25,831,856)
Fund Share Transactions
Proceeds from sale of shares	27,897,941	59,664,619
Proceeds from shares issued to shareholders due to reinvestment of distributions	18,652,186	22,528,176
	46,550,127	82,192,795
Cost of shares redeemed	(99,025,377)	(762,560,972)
Net increase (decrease) in net assets from Fund share transactions	(52,475,250)	(680,368,177)
Net increase (decrease) in net assets	6,330,876	(568,847,444)
Net assets at the beginning of period	559,098,046	1,127,945,490
Net assets at the end of period	$565,428,922	$559,098,046
Undistributed (Over-distribution of) net investment income at the end of period	$383,664	$3,509,232

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

46	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	47

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

NWQ MULTI-CAP VALUE		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2014(e)	$22.36	$.03	$3.40	$3.43	$(.09)	$—	$—	$(.09)	$25.70
2013	18.29	.11	4.04	4.15	(.08)	—	—	(.08)	22.36
2012	19.11	.04	(.86)	(.82)	—	—	—	—	18.29
2011	14.73	(.02)	4.40	4.38	—	—	—	—	19.11
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
Class B (12/02)
2014(e)	21.17	(.05)	3.21	3.16	—	—	—	—	24.33
2013	17.38	(.04)	3.83	3.79	—	—	—	—	21.17
2012	18.29	(.10)	(.81)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
Class C (12/02)
2014(e)	21.17	(.05)	3.21	3.16	—	—	—	—	24.33
2013	17.38	(.04)	3.83	3.79	—	—	—	—	21.17
2012	18.29	(.09)	(.82)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
Class R3 (8/08)
2014(e)	22.13	.01	3.35	3.36	(.03)	—	—	(.03)	25.46
2013	18.11	.06	4.00	4.06	(.04)	—	—	(.04)	22.13
2012	18.96	— **	(.85)	(.85)	—	—	—	—	18.11
2011	14.66	(.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(c)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)
2014(e)	22.48	.07	3.42	3.49	(.15)	—	—	(.15)	25.82
2013	18.40	.16	4.05	4.21	(.13)	—	—	(.13)	22.48
2012	19.17	.07	(.84)	(.77)	—	—	—	—	18.40
2011	14.74	.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.34%	$44,426	1.29	%*	.29%*	21%
22.78	42,362	1.31		.55	22
(4.29)	42,089	1.32		.20	37
29.74	61,438	1.38		(.10)	24
20.85	61,514	1.47		(.38)	34
(34.12)	76,785	1.50		.27	32

14.93	3,791	2.03	*	(.47 )*	21
21.81	4,979	2.07		(.22)	22
(4.98)	9,010	2.07		(.57)	37
28.71	15,631	2.13		(.85)	24
20.02	16,016	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	32

14.93	48,247	2.04	*	(.46 )*	21
21.81	45,408	2.06		(.20)	22
(4.98)	51,646	2.06		(.54)	37
28.71	71,116	2.13		(.84)	24
20.02	71,209	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	32

15.20	251	1.54	*	.05 *	21
22.43	204	1.56		.30	22
(4.48)	153	1.57		(.01)	37
29.33	156	1.63		(.32)	24
20.62	202	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	32

15.52	67,109	1.04	*	.54 *	21
23.01	60,074	1.06		.79	22
(4.02)	67,250	1.07		.41	37
30.05	218,673	1.13		.18	24
21.18	222,707	1.18		(.08)	34
(33.95)	227,320	1.29		.55	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NWQ LARGE-CAP VALUE		Investment Operations				Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/06)
2014(f)	$20.32	$.08		$2.58	$2.66	$(.16)	$(.41)	$(.57)	$22.41
2013	16.84	.17		3.51	3.68	(.15)	(.05)	(.20)	20.32
2012	18.56	.14		(1.64)	(1.50)	(.01)	(.21)	(.22)	16.84
2011	14.73	.03		3.83	3.86	(.03)	—	(.03)	18.56
2010	12.71	.03		1.99	2.02	—	—	—	14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—	(.07)	12.71
Class C (12/06)
2014(f)	19.73	—	**	2.49	2.49	— **	(.41)	(.41)	21.81
2013	16.36	.03		3.41	3.44	(.02)	(.05)	(.07)	19.73
2012	18.15	.01		(1.59)	(1.58)	—	(.21)	(.21)	16.36
2011	14.49	(.09)		3.75	3.66	—	—	—	18.15
2010	12.60	(.08)		1.97	1.89	—	—	—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—	—	12.60
Class R3 (9/09)
2014(f)	20.25	.05		2.58	2.63	(.11)	(.41)	(.52)	22.36
2013	16.79	.12		3.49	3.61	(.10)	(.05)	(.15)	20.25
2012	18.53	.09		(1.62)	(1.53)	—	(.21)	(.21)	16.79
2011	14.71	(.01)		3.83	3.82	—	—	—	18.53
2010(d)	15.24	—	**	(.53)	(.53)	—	—	—	14.71
Class I (12/06)
2014(f)	20.35	.11		2.58	2.69	(.21)	(.41)	(.62)	22.42
2013	16.87	.21		3.51	3.72	(.19)	(.05)	(.24)	20.35
2012	18.59	.22		(1.67)	(1.45)	(.06)	(.21)	(.27)	16.87
2011	14.75	.08		3.83	3.91	(.07)	—	(.07)	18.59
2010	12.72	.08		1.97	2.05	(.02)	—	(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—	(.11)	12.72

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.14%	$64,889	1.05	%*	.72	%*	1.05	%*	.72	%*	13%
22.04	55,055	1.07		.91		1.07		.91		16
(7.99)	39,940	1.11		.84		1.11		.84		35
26.22	26,143	1.20		.19		1.20		.19		27
15.89	13,820	1.32		.20		1.32		.20		15
(26.57)	6,075	1.61		.49		1.35		.76		16

12.70	10,587	1.80	*	(.02	)*	1.80	*	(.02	)*	13
21.08	8,053	1.82		.15		1.82		.15		16
(8.64)	6,903	1.86		.04		1.86		.04		35
25.26	8,660	1.95		(.55)		1.95		(.55)		27
15.00	4,665	2.07		(.55)		2.07		(.55)		15
(27.13)	2,217	2.37		(.25)		2.10		.02		16

13.03	60	1.31	*	.47	*	1.31	*	.47	*	13
21.68	53	1.32		.64		1.32		.64		16
(8.19)	55	1.36		.55		1.36		.55		35
25.97	61	1.45		(.06)		1.45		(.06)		27
(3.48)	48	1.58	*	(.02	)*	1.58	*	(.02	)*	15

13.28	1,534,267	.80	*	.98	*	.80	*	.98	*	13
22.31	1,225,884	.82		1.15		.82		1.15		16
(7.73)	1,061,400	.85		1.29		.85		1.29		35
26.54	400,859	.95		.45		.95		.45		27
16.13	253,558	1.08		.53		1.08		.53		15
(26.35)	52,618	1.36		.71		1.10		.97		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NWQ SMALL/MID-CAP VALUE		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/06)
2014(f)	$24.50	$(.07)	$4.61	$4.54	$—	$—	$—	$29.04
2013	19.63	(.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(.09)	(.19)	(.28)	—	—	—	19.63
2011	14.32	(.09)	5.68	5.59	—	—	—	19.91
2010	11.05	(.09)	3.36	3.27	—	—	—	14.32
2009	17.12	— **	(6.07)	(6.07)	—	—	—	11.05
Class C (12/06)
2014(f)	23.30	(.16)	4.38	4.22	—	—	—	27.52
2013	18.81	(.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(.23)	(.18)	(.41)	—	—	—	18.81
2011	13.93	(.22)	5.51	5.29	—	—	—	19.22
2010	10.83	(.19)	3.29	3.10	—	—	—	13.93
2009	16.92	(.07)	(6.02)	(6.09)	—	—	—	10.83
Class R3 (9/09)
2014(f)	24.09	(.10)	4.53	4.43	—	—	—	28.52
2013	19.36	(.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(.13)	(.19)	(.32)	—	—	—	19.36
2011	14.19	(.13)	5.62	5.49	—	—	—	19.68
2010(d)	13.53	(.09)	.75	.66	—	—	—	14.19
Class I (12/06)
2014(f)	24.55	(.03)	4.62	4.59	—	—	—	29.14
2013	19.62	.01	4.92	4.93	—	—	—	24.55
2012	19.85	(.04)	(.19)	(.23)	—	—	—	19.62
2011	14.24	(.05)	5.66	5.61	—	—	—	19.85
2010	10.96	(.05)	3.33	3.28	—	—	—	14.24
2009	17.11	(.01)	(6.14)	(6.15)	—	—	—	10.96

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.53%	$6,453	1.26	%*	(.52 )%*	1.26	%*	(.52 )%*	23%
24.81	5,066	1.32		(.21)	1.32		(.20)	49
(1.41)	4,671	1.58		(.72)	1.33		(.46)	54
39.13	5,261	1.88		(1.04)	1.33		(.50)	46
29.50	3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)	1,382	3.03		(1.60)	1.45		(.02)	204

18.11	2,974	2.01	*	(1.28)*	2.01	*	(1.28)*	23
23.87	2,245	2.07		(.96)	2.07		(.96)	49
(2.13)	1,928	2.36		(1.49)	2.08		(1.21)	54
38.07	1,202	2.62		(1.80)	2.08		(1.26)	46
28.53	636	3.11		(2.29)	2.19		(1.37)	64
(35.88)	610	4.11		(2.50)	2.20		(.59)	204

18.39	353	1.51	*	(.79 )*	1.51	*	(.79 )*	23
24.43	470	1.58		(.44)	1.57		(.43)	49
(1.63)	202	1.87		(1.00)	1.58		(.70)	54
38.69	73	2.13		(1.29)	1.58		(.74)	46
4.88	52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

18.70	51,183	1.02	*	(.26 )*	1.02	*	(.26 )*	23
25.13	31,172	1.09		.04	1.07		.06	49
(1.16)	15,150	1.34		(.47)	1.08		(.20)	54
39.40	14,803	1.62		(.80)	1.08		(.26)	46
29.93	7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)	3,792	1.44		(.33)	1.20		(.08)	204

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NWQ SMALL-CAP VALUE		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/04)
2014(g)	$33.14	$(.13)	$7.56	$7.43	$—	$—	$—	$—	$40.57
2013	26.01	(.12)	7.25	7.13	—	—	—	—	33.14
2012	25.22	(.17)	.96	.79	—	—	—	—	26.01
2011	18.30	(.18)	7.10	6.92	—	—	—	—	25.22
2010	14.14	(.10)	4.27	4.17	(.01)	—	—	(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—	—	14.14
Class C (12/04)
2014(g)	31.33	(.26)	7.13	6.87	—	—	—	—	38.20
2013	24.77	(.31)	6.87	6.56	—	—	—	—	31.33
2012	24.20	(.34)	.91	.57	—	—	—	—	24.77
2011	17.68	(.35)	6.87	6.52	—	—	—	—	24.20
2010	13.76	(.21)	4.13	3.92	—	—	—	—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—	—	13.76
Class R3 (9/09)
2014(g)	33.04	(.18)	7.54	7.36	—	—	—	—	40.40
2013	25.99	(.24)	7.29	7.05	—	—	—	—	33.04
2012	25.26	(.23)	.96	.73	—	—	—	—	25.99
2011	18.37	(.25)	7.14	6.89	—	—	—	—	25.26
2010(d)	18.07	(.08)	.38	.30	—	—	—	—	18.37
Class R6 (2/13)
2014(g)	33.60	(.07)	7.67	7.60	—	—	—	—	41.20
2013(e)	31.19	(.10)	2.51	2.41	—	—	—	—	33.60
Class I (12/04)
2014(g)	33.58	(.09)	7.67	7.58	—	—	—	—	41.16
2013	26.29	(.04)	7.33	7.29	—	—	—	—	33.58
2012	25.42	(.11)	.98	.87	—	—	—	—	26.29
2011	18.40	(.14)	7.16	7.02	—	—	—	—	25.42
2010	14.21	(.04)	4.28	4.24	(.05)	—	—	(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—	—	14.21

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

22.42%	$17,845	1.39	%*	(.71 )%*	1.39	%*	(.71 )%*	27%
27.41	10,229	1.38		(.40)	1.38		(.40)	41
3.09	7,107	1.45		(.68)	1.45		(.68)	44
37.94	7,365	1.43		(.82)	1.43		(.82)	51
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71

21.93	9,446	2.13	*	(1.46)*	2.13	*	(1.46)*	27
26.48	5,739	2.12		(1.12)	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71

22.28	1,793	1.64	*	(.97 )*	1.64	*	(.97 )*	27
27.13	715	1.68		(.78)	1.68		(.78)	41
2.85	72	1.69		(.93)	1.69		(.93)	44
37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

22.65	2,559	1.04	*	(.38 )*	1.04	*	(.38 )*	27
7.73	2,092	1.10	*	(.82 )*	1.10	*	(.82 )*	41

22.57	180,989	1.13	*	(.46 )*	1.13	*	(.46 )*	27
27.73	136,659	1.12		(.14)	1.12		(.14)	41
3.38	91,213	1.19		(.43)	1.19		(.43)	44
38.28	85,136	1.18		(.58)	1.18		(.58)	51
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(e)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

VALUE OPPORTUNITIES		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/04)
2014(f)	$32.96	$.14	$4.82	$4.96	$(.37)	$(1.04)	$(1.41)	$36.51
2013	28.51	.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	.34	(4.64)	(4.30)	(.75)	(2.02)	(2.77)	28.51
2011	29.76	.23	7.26	7.49	(.51)	(1.16)	(1.67)	35.58
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
Class B (12/04)
2014(f)	32.11	.01	4.69	4.70	(.11)	(1.04)	(1.15)	35.66
2013	27.77	(.04)	5.26	5.22	(.88)	—	(.88)	32.11
2012	34.69	.15	(4.57)	(4.42)	(.48)	(2.02)	(2.50)	27.77
2011	29.07	(.04)	7.08	7.04	(.26)	(1.16)	(1.42)	34.69
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
Class C (12/04)
2014(f)	32.10	.01	4.68	4.69	(.11)	(1.04)	(1.15)	35.64
2013	27.76	(.04)	5.26	5.22	(.88)	—	(.88)	32.10
2012	34.68	.13	(4.55)	(4.42)	(.48)	(2.02)	(2.50)	27.76
2011	29.06	(.03)	7.07	7.04	(.26)	(1.16)	(1.42)	34.68
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
Class R3 (8/08)
2014(f)	32.96	.10	4.82	4.92	(.28)	(1.04)	(1.32)	36.56
2013	28.51	.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	.30	(4.67)	(4.37)	(.67)	(2.02)	(2.69)	28.51
2011	29.76	.17	7.23	7.40	(.43)	(1.16)	(1.59)	35.57
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(d)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)
2014(f)	33.09	.19	4.84	5.03	(.45)	(1.04)	(1.49)	36.63
2013	28.62	.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	.42	(4.66)	(4.24)	(.84)	(2.02)	(2.86)	28.62
2011	29.87	.31	7.29	7.60	(.59)	(1.16)	(1.75)	35.72
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

15.19%	$248,083	1.24	%*	.80	%*	1.24	%*	.80	%*	46%
20.08	244,827	1.35		.60		1.35		.60		84
(12.46)	492,397	1.17		1.05		1.17		1.05		97
25.31	1,291,888	1.20		.65		1.20		.65		77
23.13	658,037	1.43		.44		1.43		.44		48
(13.47)	378,845	1.48		.89		1.48		.89		61

14.79	2,651	1.99	*	.04	*	1.99	*	.04	*	46
19.19	2,771	2.09		(.13)		2.09		(.13)		84
(13.14)	4,788	1.91		.47		1.91		.47		97
24.38	6,863	1.95		(.13)		1.95		(.13)		77
22.25	5,801	2.17		(.32)		2.17		(.32)		48
(14.10)	5,080	2.22		.14		2.22		.14		61

14.77	133,349	1.99	*	.04	*	1.99	*	.04	*	46
19.15	130,098	2.09		(.13)		2.09		(.13)		84
(13.11)	224,079	1.91		.40		1.91		.40		97
24.39	436,074	1.95		(.07)		1.95		(.07)		77
22.25	192,332	2.19		(.31)		2.19		(.31)		48
(14.14)	98,742	2.22		.14		2.22		.14		61

15.09	4,732	1.49	*	.55	*	1.49	*	.55	*	46
19.77	4,503	1.58		.38		1.58		.38		84
(12.67)	6,298	1.40		.93		1.40		.93		97
25.00	6,880	1.45		.49		1.45		.49		77
22.82	1,444	1.71		.22		1.71		.22		48
(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	61

15.36	176,613	.99	*	1.04	*	.99	*	1.04	*	46
20.39	176,899	1.09		.84		1.09		.84		84
(12.27)	400,383	.92		1.28		.92		1.28		97
25.64	1,749,117	.95		.91		.95		.91		77
23.48	1,046,939	1.18		.69		1.18		.69		48
(13.29)	580,149	1.24		1.19		1.23		1.20		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements for NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen and for Value Opportunities with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which NWQ and Tradewinds manage the investment portfolios for their respective Funds.

Investment Objectives

NWQ Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ’s Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small/Mid-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

58	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. NWQ Multi-Cap Value and Value Opportunities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

60	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$157,232,941	$2,493,240	$—	$159,726,181
Short-Term Investments:
Repurchase Agreements	—	4,040,396	—	4,040,396
Total	$157,232,941	$6,533,636	$—	$163,766,577

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,527,046,393	$—	$—	$1,527,046,393
Short-Term Investments:
Repurchase Agreements	—	76,874,812	—	76,874,812
Total	$1,527,046,393	$76,874,812	$—	$1,603,921,205

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$55,403,105	$2,150,183	$—	$57,553,288
Short-Term Investments:
Repurchase Agreements	—	3,584,142	—	3,584,142
Total	$55,403,105	$5,734,325	$—	$61,137,430

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$201,828,027	$—	$—	$201,828,027
Short-Term Investments:
Repurchase Agreements	—	11,792,879	—	11,792,879
Total	$201,828,027	$11,792,879	$—	$213,620,906

Value Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$525,358,233	$24,908,428	$—	$550,266,661
Short-Term Investments:
Repurchase Agreements	—	17,103,491	—	17,103,491
Total	$525,358,233	$42,011,919	$—	$567,370,152
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for NWQ Small/Mid-Cap Value as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$—	$(2,150,183)	$2,150,183	$—	$—	$—

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

62	Nuveen Investments

Value Opportunities may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objectives). As of December 31, 2013, Value Opportunities’ investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Canada	$36,507,966	6.5%
Netherlands	25,063,421	4.4
Switzerland	23,241,425	4.1
France	16,746,656	3.0
South Korea	12,291,504	2.2
Japan	10,851,767	1.9
Germany	10,670,118	1.9
Belgium	8,756,344	1.5
India	5,419,722	1.0
Total	$149,548,923	26.5%

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$4,040,396	$(4,040,396)	$—
NWQ Large-Cap Value	State Street Bank	76,874,812	(76,874,812)	—
NWQ Small/Mid-Cap Value	State Street Bank	3,584,142	(3,584,142)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	11,792,879	(11,792,879)	—
Value Opportunities	Fixed Income Clearing Corporation	17,103,491	(17,103,491)	—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as forward foreign currency exchange, futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	NWQ Multi-Cap Value
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	98,594	$2,358,459	232,570	$4,660,521
Class A – automatic conversion of Class B Shares	3,344	79,353	18,247	358,537
Class B – exchanges	—	—	—	—
Class C	27,467	627,730	33,949	658,842
Class R3	799	18,782	1,742	32,282
Class I	171,274	4,133,073	315,504	6,301,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,488	140,449	8,047	152,175
Class B	—	—	2,288	42,148
Class C	—	—	—	—
Class R3	7	178	10	184
Class I	13,417	344,825	20,155	382,751
	320,390	7,702,849	632,512	12,588,543
Shares redeemed:
Class A	(273,360)	(6,584,127)	(664,856)	(13,244,634)
Class B	(75,804)	(1,690,852)	(266,373)	(4,975,090)
Class B – automatic conversion to Class A Shares	(3,536)	(79,353)	(19,230)	(358,537)
Class C	(189,145)	(4,271,092)	(861,225)	(16,195,238)
Class R3	(170)	(4,171)	(951)	(17,613)
Class I	(257,311)	(6,212,108)	(1,319,426)	(26,839,671)
	(799,326)	(18,841,703)	(3,132,061)	(61,630,783)
Net increase (decrease)	(478,936)	$(11,138,854)	(2,499,549)	$(49,042,240)

	NWQ Large-Cap Value
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	894,595	$19,327,350	1,942,270	$35,838,727
Class C	101,659	2,133,929	94,895	1,726,632
Class R3	6	140	—	—
Class I	14,539,595	315,685,524	20,495,221	379,123,929
Shares issued to shareholders due to reinvestment of distributions:
Class A	71,231	1,557,266	29,241	511,514
Class C	8,436	177,046	1,362	23,158
Class R3	62	1,343	30	522
Class I	1,872,821	41,107,512	812,183	14,218,955
	17,488,405	379,990,110	23,375,202	431,443,437
Shares redeemed:
Class A	(779,771)	(16,810,389)	(1,633,220)	(30,311,637)
Class C	(32,913)	(679,208)	(110,107)	(1,944,097)
Class R3	—	—	(700)	(13,504)
Class I	(8,225,233)	(177,839,993)	(23,987,938)	(442,669,429)
	(9,037,917)	(195,329,590)	(25,731,965)	(474,938,667)
Net increase (decrease)	8,450,488	$184,660,520	(2,356,763)	$(43,495,230)

64	Nuveen Investments

	NWQ Small/Mid-Cap Value
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	54,029	$1,484,342	54,759	$1,177,332
Class C	20,605	521,493	36,604	764,257
Class R3	2,521	64,372	14,610	302,550
Class I	634,142	16,565,563	795,372	16,724,688
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	711,297	18,635,770	901,345	18,968,827
Shares redeemed:
Class A	(38,620)	(1,028,140)	(85,854)	(1,823,291)
Class C	(8,867)	(219,717)	(42,745)	(888,273)
Class R3	(9,646)	(244,478)	(5,553)	(120,266)
Class I	(147,382)	(3,950,863)	(297,820)	(6,331,513)
	(204,515)	(5,443,198)	(431,972)	(9,163,343)
Net increase (decrease)	506,782	$13,192,572	469,373	$9,805,484

	NWQ Small-Cap Value
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	173,172	$6,575,082	220,346	$6,470,599
Class C	77,474	2,732,675	59,767	1,698,662
Class R3	25,959	958,612	22,719	705,900
Class R6(1)	7,367	269,034	62,181	2,078,143
Class R6(1) – exchange of Class R3 Shares	—	—	802	25,000
Class I	1,214,417	45,455,667	1,536,110	45,756,079
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6(1)	—	—	—	—
Class I	—	—	—	—
	1,498,389	55,991,070	1,901,925	56,734,383
Shares redeemed:
Class A	(41,952)	(1,550,846)	(184,960)	(5,185,256)
Class C	(13,412)	(472,975)	(50,525)	(1,432,875)
Class R3	(3,218)	(118,221)	(3,051)	(99,773)
Class R3 – exchange to Class R6(1) Shares	—	—	(802)	(25,000)
Class R6(1)	(7,524)	(282,870)	(728)	(24,729)
Class I	(886,415)	(31,919,426)	(936,434)	(28,280,231)
	(952,521)	(34,344,338)	(1,176,500)	(35,047,864)
Net increase (decrease)	545,868	$21,646,732	725,425	$21,686,519

(1)	– Class R6 Shares were established and commercial operations on February 15, 2013.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Value Opportunities
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	302,611	$10,725,212	832,977	$25,347,135
Class A – automatic conversion of Class B Shares	471	16,494	—	—
Class B – exchanges	—	—	—	—
Class C	85,935	2,947,233	145,080	4,335,918
Class R3	14,331	505,437	41,574	1,271,767
Class I	384,679	13,703,565	942,301	28,709,799
Shares issued to shareholders due to reinvestment of distributions:
Class A	236,502	8,399,666	360,847	10,561,985
Class B	2,407	82,595	3,619	104,037
Class C	106,004	3,634,604	132,846	3,800,738
Class R3	2,918	103,433	4,490	131,607
Class I	180,012	6,431,888	270,181	7,929,809
	1,315,870	46,550,127	2,733,915	82,192,795
Shares redeemed:
Class A	(1,173,824)	(41,506,246)	(11,039,157)	(332,726,310)
Class B	(13,855)	(479,457)	(89,748)	(2,629,667)
Class B – automatic conversion to Class A Shares	(484)	(16,494)	—	—
Class C	(503,632)	(17,352,041)	(4,296,697)	(125,992,319)
Class R3	(24,397)	(859,030)	(130,395)	(4,018,686)
Class I	(1,088,854)	(38,812,109)	(9,856,725)	(297,193,990)
	(2,805,046)	(99,025,377)	(25,412,722)	(762,560,972)
Net increase (decrease)	(1,489,176)	$(52,475,250)	(22,678,807)	$(680,368,177)

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2013, were as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Purchases	$31,971,398	$288,951,160	$23,056,050	$65,785,379	$241,681,507
Sales	45,807,094	170,741,631	11,398,716	46,176,494	297,333,848

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

66	Nuveen Investments

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Cost of investments	$127,516,350	$1,269,178,470	$46,620,002	$153,335,598	$476,521,209
Gross unrealized:
Appreciation	$46,065,200	$394,899,297	$14,845,773	$62,446,472	$104,223,055
Depreciation	(9,814,973)	(60,156,562)	(328,345)	(2,161,164)	(13,374,112)
Net unrealized appreciation (depreciation) of investments	$36,250,227	$334,742,735	$14,517,428	$60,285,308	$90,848,943

Permanent differences, primarily due to distribution reclassifications, net operating losses, foreign currency and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2013, the Funds’ last tax year end, as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Capital paid-in	$—	$152,086	$(63,117)	$(490,390)	$—
Undistributed (Over-distribution of) net investment income	170	(147,464)	63,117	490,510	2,040
Accumulated net realized gain (loss)	(170)	(4,622)	—	(120)	(2,040)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2013, the Funds’ last tax year end, were as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Undistributed net ordinary income[1]	$539,299	$8,147,486	$—	$—	$3,599,717
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Distributions from net ordinary income[1]	$597,701	$12,759,753	$—	$—	$25,831,856
Distributions from net long-term capital gains	—	2,446,811	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value[2]	NWQ Small-Cap Value	Value Opportunities
Expiration:
June 30, 2016	$—	$—	$8,669,489	$—	$—
June 30, 2017	135,320,448	—	21,132,667	—	—
June 30, 2018	100,615,795	—	838,796	35,420,277	—
Not subject to expiration:
Short-term losses	—	2,708,338	—	—	—
Long-term losses	—	—	—	—	2,917,926
Total	$235,936,243	$2,708,338	$30,640,952	$35,420,277	$2,917,926
[2]	A portion of NWQ Small/Mid-Cap Value’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$8,044,999	$1,026,909	$6,756,068

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	Value Opportunities
Post-October capital losses[3]	$1,030,794	$377,065	$8,906,096
Late-year ordinary losses[4]	—	—	—
[3]	Capital losses incurred from November 1, 2012 through June 30, 2013, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through June 30, 2013, and specified losses incurred from November 1, 2012 through June 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	NWQ Multi-Cap Value Fund-Level Fee Rate	NWQ Large-Cap Value Fund-Level Fee Rate	NWQ Small/Mid-Cap Value Fund-Level Fee Rate	NWQ Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2013, the complex-level fee rate for each of these Funds was .1686%.

68	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares (for NWQ Small-Cap Value adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to the R6 Shares) in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Multi-Cap Value	N/A	N/A	1.13%
NWQ Large-Cap Value	N/A	N/A	1.35%
NWQ Small/Mid-Cap Value	1.10	October 31, 2014	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
Value Opportunities	N/A	N/A	1.50

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Sales charges collected	$3,522	$59,914	$9,873	$43,412	$40,064
Paid to financial intermediaries	3,067	52,424	9,088	38,195	34,877

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Commission advances	$2,583	$13,323	$5,888	$16,575	$8,751

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2013, the Distributor retained such 12b-1 fees as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
12b-1 fees retained	$—	$10,815	$2,190	$9,768	$24,501

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2013, as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
CDSC retained	$642	$425	$426	$221	$2,184

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2013, Nuveen owned shares of the Funds as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Class A	—	—	—	—	—
Class B	—	N/A	N/A	N/A	—
Class C	—	—	—	—	—
Class R3	—	2,677	2,186	1,583	—
Class R6	N/A	N/A	N/A	802	N/A
Class I	—	—	—	—	—

N/A – Fund does not offer share class.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

72	Nuveen Investments

Notes

Nuveen Investments	73

Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NWQ-1213P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Semi-Annual Report December 31, 2013

Nuveen NWQ Global Equity Income Fund (formerly Nuveen NWQ Equity Income Fund)

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 21, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen NWQ Global Equity Income Fund (formerly Nuveen NWQ Equity Income Fund)

The Nuveen NWQ Global Equity Income Fund features management by NWQ Investment Management Company, LLC, (NWQ), an affiliate of Nuveen Investments. James T. Stephenson, CFA, Managing Director of NWQ is the portfolio manager for this Fund.

On December 13, 2013, the Fund’s name changed from Nuveen NWQ Equity Income Fund to Nuveen NWQ Global Equity Income Fund and James T. Stephenson, CFA, became the sole portfolio manager of the Fund. The Principal Investment Strategy was changed to state that the Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets.

Here Jim discusses his management strategies and the performance of the Fund for the six-month reporting period ended December 31, 2013.

How did the Fund perform during the six-month reporting period ending December 31, 2013?

The table in the Fund Performance and Expense Ratio section of this report provides total returns for the Fund’s Class A Shares for the six-month, one-year and since inception periods ended December 31, 2013. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2013?

The Fund is designed to seek high current income and capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund may not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund also has the ability to sell covered call options.

Our goals are to provide a high total return to our investors with a lower amount of risk. Managing an equity income based strategy can accomplish this through both capital appreciation and a higher than average proportion of return through dividends. Often these types of stocks have carried less risk, although history has shown episodes where this was not the case. That is why we approach this strategy as a value investor, which has been the core of NWQ’s philosophy.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Some traditional dividend paying companies sell at historically high valuation levels both on an absolute basis and relative to history and the broader market. The Fund has fewer holdings in utilities, real estate investment trusts (REITs) and U.S. telecom service companies than many of our peers. It does not mean it will always stay this way, but in 2013 we found few opportunities in these areas.

We have increased exposure to companies in developed foreign markets, namely Europe. Traditional high yield companies have been less expensive in foreign markets and have had broader industry representation. It has also provided an opportunity to participate in a slight European recovery where profits continue to remain well below optimal levels.

During the reporting period, we found better values and more upside for capital return in the financial and technology sectors. Many financials’ balance sheets are over capitalized with room for share repurchases and dividend increases as the regulatory cloud surrounding them continues to lift. Technology companies with sub-optimal capital structures and available cash will receive even more pressure over time to return that capital to shareholders. We believe both sectors will likely increase their capital returns which may in turn allow for a re-rating of the companies.

We continued to employ a bottom-up approach. We found interesting names in a variety of industries. Rather than look for the highest dividend paying stocks, we looked to invest in the best companies at an attractive valuation with a good risk/reward profile and catalysts that may change the valuation of the company. Companies that are showing renewed capital discipline may often demonstrate this through a return of capital. Increased dividend payments, as well as share repurchases, become the catalyst for re-rating when it comes from companies that previously were misallocating capital. Often this comes from a management change, for example when the CFO becomes the CEO or perhaps when an outside force such as an activist investor applies the pressure needed to affect change. We have been experiencing an increasing amount of these opportunities across multiple industries.

How did this strategy influence performance?

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed the MSCI World Index, the Russell 1000® Value Index and the Lipper Global Equity Income Funds Classification Average during the six-month reporting period ended December 31, 2013. During the reporting period, the Fund’s primary index was changed. Previously, the Fund used the Russell 1000® Value Index as its primary benchmark. The Fund is now compared to the MSCI World Index because it more closely reflects the Fund’s investment universe.

The Fund’s performance reflects strong gains in several holdings within the portfolio. Positive stock selection in the consumer discretionary, consumer staples and industrials sectors had the largest impact on the Fund’s outperformance. The energy, telecom and utility sectors also provided a positive contribution to performance due to our underweighting versus the Index. These gains were partially offset by negative stock selection compared to the benchmark in the financial, health care and technology sectors, as well as a sharp loss in Mosaic Company and gold mining stocks.

Several individual positions contributed positively to performance including MDC Partners Inc., an advertising/marketing services firm. The stock outperformed as the company witnessed strong business momentum and gained market share. Investors were also bullish that management seems to be more focused on expanding margins and de-levering its balance sheet versus the prior aggressive acquisition program.

Also positively contributing was Carrefour S.A. The company operates a chain of food retailers in France and is benefiting from margin improvement and a European recovery, including increased food inflation. Metro Group, a German retailer, also in the Eurozone, contributed to performance. Metro Group began restructuring its business during the reporting period, including reducing its exposure to retail consumers and more towards enterprise customers. The stock appreciated as the company announced that it would close stores in Egypt and Turkey. Lastly, Vodafone Group outperformed as the company announced the sale of its stake in Verizon Wireless for $130 billion with the proceeds to be used to repurchase shares. The anticipation of this event had been the main driver for the stock’s outperformance in 2013.

6	Nuveen Investments

As mentioned previously in the report, gold miners, AngloGold Ashanti Limited and AuRico Gold Inc. continued to be a drag on performance due to weakness in the price of the underlying commodity. Our positive perspective on AngloGold has been driven by the expectation that value would be liberated and protected through asset sales and spin-offs, a focus on cost and capital discipline, and production growth from lower cost mines. Many of the positive change catalysts remain, although the commodity outlook has been uncertain. Mosaic Company also declined due to lower potash and phosphate prices. Potash prices were pressured as a Russian fertilizer producer withdrew from its cartel marketing agreement with a Belarusian state potash producer, creating concerns that there will be additional potash volume in the market. Cisco Systems, Inc. also declined as the company reported disappointing earnings and lowered expectations. Despite the gloomy outlook, we remain positive on the stock given its attractive valuation and commitment to returning cash to shareholders.

Holdings that were added during the reporting period include Deutsche Borse Group, a marketplace organizer for the trading of shares and other securities in the operation of the German stock exchange as well as a transaction services provider. We believe there are opportunities to bring off-market derivative trading activity on to the exchanges, which could be a growth driver for the company. Deutsche Borse is also poised to benefit from a consolidation of global exchanges, as well as the potential European economic recovery. We also purchased an Intelsat 5 3/4% convertible preferred security after the underlying stock had traded off on concerns over the U.S. Government sequester. We believed this security provided an attractive opportunity to be involved in a business with stable and increasing cash flows. And finally, RTL Group, a European broadcaster that we believe is poised to benefit from a recovery in the advertisement market. There are also opportunities for the company to increase its revenue growth from new affiliate fees. RTL has launched a significant capital return program, including a substantial increase in its dividend.

Several holdings were eliminated or trimmed during the reporting period based on valuation, deteriorating fundamentals or to raise cash as we rotated into new investment opportunities. Applied Materials, Inc. was sold as the shares approached our target price following strong performance and we moved the proceeds into other semiconductor names including Analog Devices Inc. and Microchip Technology Incorporated. We also feared the stock could be vulnerable to disappointing semiconductor capital equipment orders in the near term. Swisscom AG was eliminated based on valuation and concerns over a recent management change. We favored other European telecom names at better valuations, including Vodafone. A concern regarding the Swiss regulator was the catalyst for the sale of UBS AG. Canadian Natural Resources Limited and Talisman Energy Inc. were eliminated in favor of a new position in Suncor Energy. Ingersoll-Rand, PACCAR, Procter & Gamble and Merck were sold in favor of increasing the Fund’s foreign exposure.

We also wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. This activity made a small positive contribution to performance during the period.

Nuveen Investments	7

Risk Considerations

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Convertible securities involve risks as the value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities. The value of call options sold (written) will be affected by, among other things, changes in the value of the securities or indexes underlying the options and the remaining time to the options’ expiration. By writing call options, the Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options.

8	Nuveen Investments

Fund Performance and Expense Ratios

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	17.56%	34.33%	13.64%
Class A Shares at maximum Offering Price	10.80%	26.60%	12.09%
MSCI World Index**	16.83%	26.68%	11.96%
Russell 1000® Value Index**	14.34%	32.53%	15.87%
Lipper Global Equity Income Funds Classification Average**	13.02%	20.26%	10.66%

Class C Shares	17.14%	33.36%	12.80%
Class R3 Shares	17.41%	34.00%	13.36%
Class I Shares	17.74%	34.70%	13.93%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	5.32%	6.07%	5.57%	5.07%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% through October 31, 2016 of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees.

*	Since inception returns are from 9/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Holding Summaries December 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation1

Common Stocks	97.9%
Convertible Preferred Securities	1.1%
$25 Par (or similar) Retail Structures	1.0%
$1,000 Par (or similar) Retail Structures	0.8%
Other[2]	(0.8)%

Country Allocation1,2

United States[4]	58.1%
Germany	10.1%
United Kingdom	8.3%
France	6.9%
Other	16.6%

Portfolio Composition1

Pharmaceuticals	13.3%
Media	12.0%
Insurance	9.3%
Diversified Financial Services	9.3%
Food & Staples Retailing	6.7%
Oil, Gas & Consumable Fuels	5.9%
Diversified Telecommunication Services	5.8%
Software	5.4%
Automobiles	4.0%
Industrial Conglomerates	3.7%
Capital Markets	3.6%
Commercial Banks	3.5%
Other[3]	17.5%

Top Five Common Stock Holdings1

Pfizer Inc.	3.6%
American International Group	3.5%
GlaxoSmithKline PLC, Sponsored ADR	3.5%
Sanofi SA, ADR	3.3%
Deutsche Boerse AG	3.0%

1	As a percentage of net assets (excluding investments in derivatives). Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 3.5% of net assets.

4	Includes other assets less liabilities.

Nuveen Investments	11

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,175.60	$1,171.40	$1,174.10	$1,177.40	$1,019.56	$1,015.78	$1,018.30	$1,020.82
Expenses Incurred During Period	$6.14	$10.23	$7.51	$4.77	$5.70	$9.50	$6.97	$4.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.37% and .87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Global Equity Income Fund

(formerly Nuveen NWQ Equity Income Fund)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.8%

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 1.0%

150	Raytheon Company	$13,605

	Airlines – 1.0%

90	Copa Holdings SA	14,410

	Automobiles – 4.0%

50	Daimler AG	4,327

200	Daimler AG, Sponsored ADR, (7)	17,468

800	General Motors Company, (2)	32,696
	Total Automobiles	54,491

	Capital Markets – 3.6%

800	Ares Capital Corporation	14,216

600	Bank of New York Company, Inc.	20,964

1,000	Medley Capital Corporation	13,850
	Total Capital Markets	49,030

	Commercial Banks – 2.5%

750	Wells Fargo & Company	34,050

	Communications Equipment – 3.0%

650	Cisco Systems, Inc.	14,593

2,200	LM Ericsson Telefonaktiebolaget, Sponsored ADR	26,928
	Total Communications Equipment	41,521

	Consumer Finance – 2.0%

350	Capital One Financial Corporation	26,814

	Containers & Packaging – 1.1%

300	Avery Dennison Corporation	15,057

	Diversified Financial Services – 8.5%

650	Citigroup Inc.	33,872

500	Deutsche Boerse Group	41,408

700	JP Morgan Chase & Co.	40,936
	Total Diversified Financial Services	116,216

	Diversified Telecommunication Services – 4.7%

200	CenturyLink Inc.	6,370

1,400	Frontier Communications Corporation	6,510

700	Nippon Telegraph and Telephone Corporation, ADR	37,622

Nuveen Investments	13

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Global Equity Income Fund (continued)

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

1,400	TDC A/S	$13,561
	Total Diversified Telecommunication Services	64,063

	Food & Staples Retailing – 6.7%

3,500	Carrefour S.A., Sponsored ADR, (7)	27,580

500	CVS Caremark Corporation	35,784

2,500	Metro AG, Unsponsored ADR, (7)	24,252

100	Metro AG	4,842
	Total Food & Staples Retailing	92,458

	Food Products – 1.0%

1,800	Orkla ASA	14,043

	Hotels, Restaurants & Leisure – 1.0%

400	Norwegian Cruise Line Holdings Limited, (2)	14,188

	Industrial Conglomerates – 3.7%

500	General Electric Company	14,015

550	Koninklijke Philips Electronics NV	20,161

125	Siemens AG, Sponsored ADR	17,074
	Total Industrial Conglomerates	51,250

	Insurance – 9.3%

950	American International Group	48,497

850	Hartford Financial Services Group, Inc.	30,796

300	Swiss Re AG, DD	27,594

600	Unum Group	21,048
	Total Insurance	127,935

	Media – 12.0%

2,100	Interpublic Group Companies, Inc.	37,169

550	MDC Partners, Inc.	14,031

700	National CineMedia, Inc.	13,972

300	ProSiebenSat.1 Media AG	14,858

1,200	RTL Group SA, (7)	15,532

500	Time Warner Inc.	34,860

400	Viacom Inc., Class B	34,936
	Total Media	165,358

	Metals & Mining – 1.4%

400	AngloGold Ashanti Limited, Sponsored ADR, (3)	4,688

1,900	AuRico Gold Inc.	6,954

400	Barrick Gold Corporation	7,052
	Total Metals & Mining	18,694

14	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 5.9%

200	Phillips 66			$15,426

800	Royal Dutch Shell PLC, Class A, ADR			28,655

400	Suncor Energy, Inc.			14,020
375	Total S.A., Sponsored ADR			22,972
	Total Oil, Gas, & Consumable Fuels			81,073

	Pharmaceuticals – 13.3%

450	AstraZeneca PLC			26,636

1,800	GlaxoSmithKline PLC, Sponsored ADR			48,034

1,600	Pfizer Inc.			49,007

200	Roche Holding AG, Sponsored ADR			14,040

850	Sanofi SA, ADR			45,586
	Total Pharmaceuticals			183,303

	Real Estate Investment Trust – 2.5%

900	PennyMac Mortgage Investment Trust			20,664

700	Redwood Trust Inc.			13,559
	Total Real Estate Investment Trust			34,223

	Semiconductors & Equipment – 2.5%

400	Analog Devices, Inc.			20,372

325	Microchip Technology Incorporated			14,544
	Total Semiconductors & Equipment			34,916

	Software – 5.4%

800	CA Technologies Inc.			26,920

900	Microsoft Corporation			33,687

350	Oracle Corporation			13,391
	Total Software			73,998

	Tobacco – 0.9%

150	Philip Morris International			13,070

	Wireless Telecommunication Services – 0.9%

3,000	Vodafone Group PLC, Sponsored ADR			11,774
	Total Common Stocks (cost $1,020,997)			1,345,540

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.1%

	Diversified Telecommunication Services – 1.1%

250	IntelSat SA	5.750%	N/R	$14,625
	Total Convertible Preferred Securities (cost $14,438)			14,625

Nuveen Investments	15

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen NWQ Global Equity Income Fund (continued)

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 1.0%

	Commercial Banks – 1.0%

625	Texas Capital Bancshares	6.500%	BB+	$13,150
	Total $25 Par (or similar) Preferred Securities (cost $13,589)			13,150

Shares	Description (1)	Coupon	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 0.8%

	Diversified Financial Services – 0.8%

12,000	JPMorgan Chase & Company	6.000%	BBB	$11,475

	Total $1,000 Par (or similar) Institutional Structures (cost $12,000)			11,475
	Total Long-Term Investments (cost $1,061,024)			1,384,790
	Other Assets Less Liabilities – (0.8)% (5)			(10,319)
	Net Assets – 100%			$1,374,471

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value (5)

(4)	AngloGold Ashanti Limited	$(6,000)	1/18/14	$15.0	$(10)
(4)	Total Options Written (premiums received $472)	$(6,000)			$(10)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged as collateral for options written during and/or as of the end of the reporting period.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(7)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

DD	Investment, or portion of investment, purchased on delayed delivery basis.

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Assets and Liabilities December 31, 2013 (Unaudited)

Assets
Investments, at value (cost $1,061,024)	$1,384,790
Cash	27,263
Receivable for:
Dividends	1,526
Reimbursement from Adviser	3,268
Investments sold	6,504
Reclaims	44
Other assets	6
Total assets	1,423,401
Liabilities
Options written, at value (premiums received $472)	10
Payable for:
Investments purchased	34,438
Accrued expenses:
Professional fees	6,018
Shareholder reporting expenses	5,894
Trustees fees	7
12b-1 distribution and service fees	503
Other	2,060
Total liabilities	48,930
Net assets	$1,374,471
Class A Shares
Net assets	$343,680
Shares outstanding	12,500
Net asset value per share	$27.49
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$29.17
Class C Shares
Net assets	$343,438
Shares outstanding	12,500
Net asset value and offering price per share	$27.48
Class R3 Shares
Net assets	$343,596
Shares outstanding	12,500
Net asset value and offering price per share	$27.49
Class I Shares
Net assets	$343,757
Shares outstanding	12,500
Net asset value and offering price per share	$27.50
Net assets consist of:
Capital paid-in	$994,491
Undistributed (Over-distribution of) net investment income	318
Accumulated net realized gain (loss)	55,367
Net unrealized appreciation (depreciation)	324,295
Net assets	$1,374,471
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Operations Six Months Ended December 31, 2013 (Unaudited)

Dividend Income (net of foreign tax withheld of $370)	$15,955
Expenses
Management fees	4,389
12b-1 service fees – Class A	410
12b-1 distribution and service fees – Class C	1,640
12b-1 distribution and service fees – Class R3	820
Shareholder servicing agent fees and expenses	179
Custodian fees and expenses	7,123
Trustees fees and expenses	17
Professional fees	6,569
Shareholder reporting expenses	7,287
Other expenses	1,631
Total expenses before fee waiver/expense reimbursement	30,065
Fee waiver/expense reimbursement	(21,493)
Net expenses	8,572
Net investment income (loss)	$7,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	63,982
Options written	3,196
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	133,589
Options written	269
Net realized and unrealized gain (loss)	201,036
Net increase (decrease) in net assets from operations	$208,419

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$7,383	$15,959
Net realized gain (loss) from:
Investments and foreign currency	63,982	6,580
Options written	3,196	8,893
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	133,589	180,930
Options written	269	(838)
Net increase (decrease) in net assets from operations	208,419	211,524
Distributions to Shareholders
From net investment income:
Class A	(2,153)	(4,480)
Class C	(930)	(2,404)
Class R3	(1,745)	(3,787)
Class I	(2,561)	(5,174)
From accumulated net realized gains:
Class A	(7,595)	(475)
Class C	(7,595)	(475)
Class R3	(7,595)	(475)
Class I	(7,595)	(475)
Decrease in net assets from distributions to shareholders	(37,769)	(17,745)
Fund Share Transactions
Net proceeds from sale of shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—
Net increase (decrease) in net assets	170,650	193,779
Net assets at the beginning of period	1,203,821	1,010,042
Net assets at the end of period	$1,374,471	$1,203,821
Undistributed (Over-distribution of) net investment income at the end of period	$318	$324

See accompanying notes to financial statements.

Nuveen Investments	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)		Investment Operations			Less Distributions
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/09)
2014(f)	$24.08	$.17	$4.02	$4.19	$(.17)	$(.61)	$(.78)	$27.49
2013	20.20	.36	3.92	4.28	(.36)	(.04)	(.40)	24.08
2012	23.57	.39	(1.40)	(1.01)	(.39)	(1.97)	(2.36)	20.20
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57
2010(d)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81
Class C (9/09)
2014(f)	24.07	.07	4.02	4.09	(.07)	(.61)	(.68)	27.48
2013	20.19	.19	3.92	4.11	(.19)	(.04)	(.23)	24.07
2012	23.56	.23	(1.40)	(1.17)	(.23)	(1.97)	(2.20)	20.19
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56
2010(d)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80
Class R3 (9/09)
2014(f)	24.08	.14	4.02	4.16	(.14)	(.61)	(.75)	27.49
2013	20.20	.31	3.91	4.22	(.30)	(.04)	(.34)	24.08
2012	23.57	.33	(1.39)	(1.06)	(.34)	(1.97)	(2.31)	20.20
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57
2010(d)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80
Class I (9/09)
2014(f)	24.08	.21	4.02	4.23	(.20)	(.61)	(.81)	27.50
2013	20.21	.42	3.90	4.32	(.41)	(.04)	(.45)	24.08
2012	23.57	.44	(1.39)	(.95)	(.44)	(1.97)	(2.41)	20.21
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57
2010(d)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81

20	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.56%	$344	4.39	%*	(1.96)%*	1.12	%*	1.31	%*	27%
21.33	301	5.17		(2.42)	1.12		1.63		44
(3.57)	253	4.16		(1.19)	1.13		1.85		32
25.34	295	5.29		(2.65)	1.13		1.51		44
.48	248	3.79	*	(.82 )*	1.14	*	1.83	*	24

17.14	343	5.14	*	(2.71)*	1.87	*	.56	*	27
20.45	301	5.92		(3.17)	1.87		.88		44
(4.30)	252	4.91		(1.94)	1.88		1.09		32
24.43	294	6.04		(3.40)	1.88		.76		44
(.14)	248	4.54	*	(1.57)*	1.89	*	1.08	*	24

17.41	344	4.64	*	(2.21)*	1.37	*	1.06	*	27
21.04	301	5.42		(2.67)	1.37		1.38		44
(3.81)	253	4.42		(1.45)	1.38		1.59		32
25.09	295	5.54		(2.90)	1.38		1.26		44
.24	248	4.04	*	(1.07)*	1.39	*	1.58	*	24

17.74	344	4.14	*	(1.71)*	.87	*	1.56	*	27
21.57	301	4.92		(2.17)	.87		1.88		44
(3.28)	253	3.91		(.94)	.88		2.10		32
25.64	295	5.04		(2.40)	.88		1.76		44
.67	248	3.54	*	(.57 )*	.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Global Equity Income Fund, formerly Nuveen NWQ Equity Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC, (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund, including its options strategy.

Investment Objective and Investment Policy Changes

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets. On December 13, 2013, the Principal Investment Strategy was changed to state that the Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards, to manage currency risk.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments as follows:

Outstanding when-issued/delayed delivery purchase commitments	$13,561

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue

22	Nuveen Investments

other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Fund was not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

24	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,260,708	$84,832	$—	$1,345,540
Convertible Preferred Securities	14,625	—	—	14,625
$25 Par (or similar) Retail Structures	13,150	—	—	13,150
$1,000 Par (or similar) Institutional Structures	—	11,475	—	11,475
Derivatives:
Options Written	(10)	—	—	(10)
Total	$1,288,473	$96,307	$—	$1,384,780
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

The Fund may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objective and Investment Policy Changes). As of December 31, 2013, the Fund’s investment in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Germany	$139,761	10.1%
United Kingdom	115,099	8.3
France	96,138	6.9
Other*	229,728	16.6
Total	$580,726	41.9%
*	Includes all other countries less than $96,138.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2013, the Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The average notional amount of options contracts during the six months ended December 31, 2013, was as follows:

Average notional amount of outstanding options written*	$(20,567)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(10)

26	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the six months ended December 31, 2013, as well as the primary risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$3,196	$269

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended December 31, 2013, aggregated $350,700 and $389,870, respectively.

Transactions in options written during the six months ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	12	$856
Options written	52	4,713
Options terminated in closing purchase transactions	(26)	(2,963)
Options expired	(18)	(852)
Options exercised	(16)	(1,282)
Options outstanding, end of period	4	$472

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,062,341
Gross unrealized:
Appreciation	$354,304
Depreciation	(31,855)
Net unrealized appreciation (depreciation) of investments	$322,449

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2013, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$9,116
Undistributed net long-term capital gains	13,097
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$17,430
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee during the current reporting period, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5000%
For the next $125 million	.4875
For the next $250 million	.4750
For the next $500 million	.4625
For the next $1 billion	.4500
For net assets over $2 billion	.4250

Effective February 14, 2014 (subsequent to the close of this reporting period) the annual fund-level fee, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.6500%
For the next $125 million	0.6375
For the next $250 million	0.6250
For the next $500 million	0.6125
For the next $1 billion	0.6000
For net assets over $2 billion	0.5750

28	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2013, the complex-level fee rate for the Fund was .1686%.

During the current reporting period, the Adviser had agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2014) of the average daily net assets of any class of Fund shares. Effective February 14, 2014 (subsequent to the close of this reporting period), the Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2013, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

As of December 31, 2013, Nuveen owned shares of the Fund as follows:

Class A Shares	12,500
Class C Shares	12,500
Class R3 Shares	12,500
Class I Shares	12,500

Nuveen Investments	29

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

30	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	31

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements for the Fund and their periodic continuation. Accordingly, at a meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and NWQ Investment Management Company, LLC (the “Sub-Adviser”) for an additional one-year period. The Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements.” In their considerations at the May Meeting, the Board recognized, among other things, that although the Fund had not been publicly offered as of December 31, 2012, the Fund had underperformed its benchmark for the one- and three-year periods. The Board further noted that for funds with challenged performance, the Board would continue to monitor such funds.

At a meeting held on November 18-20, 2013 (the “Board Meeting”), the Adviser proposed certain changes for the Fund, including, among other things, changes to its name, investment strategies, investment restrictions, investment benchmark, and advisory fees. The Adviser, in relevant part, proposed a change in the orientation of the Fund from a domestic equity to a global orientation and proposed corresponding changes in the advisory fees to reflect the updated global nature of the Fund. At the Board Meeting, the Board approved an amendment to the Investment Management Agreement to increase the investment advisory fee rate payable by the Fund and to eliminate the permanent expense cap that was in place for the Fund (the Investment Management Agreement, as amended, is referred to as the “Amended Investment Management Agreement”). At the Board Meeting, the Board also approved an amendment to the Sub-Advisory Agreement to decrease the rate of the portfolio management fees payable by the Adviser to the Sub-Adviser to 50%, from 75%, of the investment management fee, net of any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Adviser in respect of the Fund (the Sub-Advisory Agreement, as amended, is referred to as the “Amended Sub-Advisory Agreement”; the Amended Investment Management Agreement and the Amended Sub-Advisory Agreement are, together, the “Amended Agreements”). The Board recommended that the Amended Agreements be submitted to and approved by the Fund’s sole shareholder. The following sets forth the Board’s considerations in approving the Amended Agreements.

The Independent Board Members considered all factors they believed relevant with respect to the Amended Agreements, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser (collectively the “Fund Advisers” and each, a “Fund Adviser”); (b) investment performance, as described below; (c) the revised advisory fees, sub-advisory fees and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from their relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Amended Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Fund’s Advisory Agreements, and certain of the factors considered in connection with such review were applicable to its evaluation of the Amended Agreements. The Independent Board Members were assisted throughout the process by independent legal counsel with respect to the applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the Investment Management Agreement and the Sub-Advisory Agreement would be the same except for the revised fees and elimination of the permanent expense cap. In considering the Amended Agreements, the Independent Board Members considered the additional research and resources required to be provided with a more global oriented Fund. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, with other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of each Fund Adviser’s organization, operations and personnel. With respect to personnel, the Board noted the proposed changes in portfolio managers and therefore considered the experience and qualifications of the portfolio manager who would continue with the Fund subsequent to the changes in the investment strategy for the Fund. In addition to the advisory services, the Board noted the quality and extent of administration and other non-investment advisory services the Adviser and its affiliates provide to the Fund were not expected to change. Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Amended Agreements were satisfactory.

32	Nuveen Investments

B. Investment Performance

As noted above, the Board was familiar with the performance history of the Fund and at the Board Meeting, received the Fund’s total return information for the quarter, one- and three-years ended September 30, 2013. The Board recognized that the proposed changes to the investment strategy of the Fund were, among other things, to seek to take further advantage of attractive opportunities that the Sub-Adviser believes may be found with non-U.S. stocks and to align the Fund with the longer term trend toward global diversity among retail mutual fund investors.

C. Fees, Expenses and Profitability

1. Fees and Expenses

At the Board Meeting, the Independent Board Members reviewed the proposed gross management fees and gross and net total expense ratios in absolute terms as well as compared to the fees and expenses of peers in the Lipper Global Equity Income Category (excluding index funds). The Board considered the changes to the temporary expense cap and the elimination of the permanent fee cap and recognized that, although the Adviser was seeking an increase in its management fee, an increase in the Fund’s temporary expense cap, and the elimination of the Fund’s permanent expense cap, the new investment management fee would be in line with, and the net expense ratio would be slightly below, the respective median for comparable funds in its Lipper category. The Independent Board Members further considered that the proposed management fee also was intended to create alignment with the management fee structures of the other Nuveen global funds. In connection with the Amended Sub-Advisory Agreement, the Independent Board Members observed that the sub-advisory fee is paid by the Adviser from the investment management fee, and the Sub-Adviser would be receiving a lower percentage of the management fee under the Amended Sub-Advisory Agreement. The Board, however, noted that the revised sub-advisory fee is in line with the sub-advisory fee paid to the Sub-Adviser by the Adviser with respect to other Nuveen funds for which the Sub-Adviser serves as sub-adviser.

In light of the foregoing, the Independent Board Members determined that the new advisory fees to be paid to the Adviser under the Amended Investment Management Agreement and the sub-advisory fees to be paid to the Sub-Adviser under the Amended Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed the fees charged by the Fund Advisers or the range of fees that they charge for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. As noted, the Board recognized that the proposed changes to the advisory and sub-advisory fees were intended to reflect the changes in investment strategy of the Fund to a more global orientation and to help create alignment with the management fee structure of Nuveen’s existing global fund offerings and a fee level comparable to its peers.

3. Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen Investments, Inc. (“Nuveen”) for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-adviser’s level of profitability was reasonable. Taking into account their prior review with respect to the profitability of the Fund Advisers and the services to be provided for a more global oriented Fund, the Independent Board Members were satisfied that the level of profitability of such Fund Advisers would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to the Fund Advisers, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that they were expected to receive that were directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s advisory fees under the Amended Investment Management Agreement and sub-advisory fees under the Amended Sub-Advisory Agreement were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the

Nuveen Investments	33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the Board Meeting, the Independent Board Members considered the revised breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. The Board also recognized that the complex-wide breakpoint schedule would not change and that the Fund would continue to benefit if assets in the Fund and complex rise.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating the advisory fees and sub-advisory fees to be paid to the Adviser and the Sub-Adviser, respectively, under the Amended Agreements, the Independent Board Members also noted that the potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund that were considered at the May Meeting remained applicable. In this regard, the Independent Board Members recognized, among other things, that the Sub-Adviser may benefit from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to it in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that the Sub-Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may benefit the Fund and its shareholders to the extent the research enhances its ability to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Amended Agreements are fair and reasonable, that the Adviser’s and the Sub-Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Amended Agreements should be and were approved. Accordingly, the Board recommended that the Fund’s sole shareholder approve each Amended Agreement.

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NEQI-1213P

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report December 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Core Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Core Plus Bond Fund	FAFIX		FFAIX	FFISX	FFIIX
Nuveen Global Total Return Bond Fund	NGTAX	—	NGTCX	NGTRX	NGTIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	NSSRX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

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NO BANK GUARANTEE

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2013. These management teams include:

Nuveen Core Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey Ebert since 2000. Chris Neuharth, CFA, joined the Fund as a co-portfolio manager in 2012.

Subsequent to the close of this reporting period, the Board of the Nuveen Core Bond Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of net assets in municipal securities.

Nuveen Core Plus Bond Fund

Chris Neuharth, CFA, has managed the Fund since 2006. Timothy Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Subsequent to the close of this reporting period, the Board of the Nuveen Core Plus Bond Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of net assets in municipal securities.

Nuveen Global Total Return Bond Fund

Timothy Palmer, CFA, and Steven Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Subsequent to the close of this reporting period, the Board of the Nuveen High Income Bond Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris Neuharth, CFA, has been a co-portfolio manager of the Fund since 2004. Peter Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen Strategic Income Fund

Timothy Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Subsequent to the close of this reporting period, the Board of the Nuveen Strategic Income Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of the Fund’s of net assets in municipal securities. In addition, the Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

How did the Funds perform during the six-month reporting period ended December 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the period. Nonetheless, during the period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays Aggregate Bond Index and the Lipper Core Bond Classification Average for the six-month reporting period. Following the pattern that has persisted

6	Nuveen Investments

throughout the reporting period, spread sectors outpaced Treasury and agency securities. Investment-grade credit spreads contracted and ended 2013 at levels not seen since before the financial crisis. Buoyed by strong credit fundamentals, financials outperformed with their spreads moving inside of industrials for the first time since 2007. All segments of the securitized market posted returns in excess of Treasuries, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets. In the agency MBS sector, origination was light, while Federal Reserve (Fed) buying again provided technical support. The broad municipal bond market had a flat return for the reporting period, but outperformed Treasuries, as interest income was generally sufficient to offset price declines. Conditions in the municipal bond market improved as some of the headwinds that have buffeted it over the past year showed signs of abating and ratios to Treasuries tightened by about 10% during the six-month reporting period.

The Fund experienced strong results during the reporting period, benefiting from nearly all of its strategic investment themes. Our sector strategy was the most significant positive contributor to the Fund’s relative outperformance versus its benchmark. With the strong showing of investment-grade corporates, CMBS, ABS and municipals during the reporting period, our focus on underweighting government securities and broadly overweighting various spread sectors was successful. More specifically, the Fund was positioned with a 5-10% overweight to investment-grade credit, an approximately 6% weight to CMBS and an approximately 4% weight to high-quality, long-duration tax-exempt municipals, all of which contributed favorably to performance. In the case of the tax-exempt municipal bonds, we added a position in extremely high quality, long dated tax-exempt paper to the Fund early in the reporting period when yield ratios on 30-year paper had reached 120% of Treasuries due to large mutual fund redemptions. We viewed this as a significant opportunity to capitalize on the cheap valuations of tax-exempt paper, which proved successful as ratios did subsequently normalize as the reporting period progressed.

Security selection was also a positive factor as our long held conviction surrounding the fundamental credit improvement for the financial sector, and corresponding overweight to financials in the Fund, paid off. The yield spread between financials and Treasuries continued to tighten more so than it did for industrials and, as noted above, is now tighter than industrials for the first time since before the financial crisis began. This spread narrowing is due to lower overall risk in the global financial system, coupled with higher capital levels and improving asset quality at the banks. Also, Fund results were aided by our downward bias in credit quality within our investment-grade holdings. We continued to emphasize the lowest investment-grade segment, BBB-rated corporates, which outperformed higher rated investment-grade securities during the six-month reporting period.

Additionally, our strategy to manage the Fund’s duration, or interest rate sensitivity, between one-quarter and one-half of a year shorter than the benchmark benefited returns given the rise in rates late in the reporting period. However, the Fund’s yield curve exposure was a slight detractor as our desire to be overweight to investment-grade credit and CMBS led us to have slightly more exposure to 5-10 year maturities along the yield curve, where interest rates rose (and prices fell) more than shorter or longer maturities.

We maintained the Fund’s high level portfolio themes including an overweight to spread sectors and a short duration during the reporting period as the economy strengthened, which provided fundamental support for the corporate, CMBS and ABS sectors and was also a catalyst for higher rates. Our allocations to most sectors within the Fund were generally unchanged during the period. However, we did profitably close out the Fund’s tactical weighting to long duration tax-exempt securities toward the end of the reporting period, when municipal/Treasury ratios collapsed back to early 2013 levels after widening in mid-summer amid mutual fund outflows. With little change to the Fund’s sector

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

allocations, we continued to rely on our fundamental research capabilities in both the corporate and structured sectors to identify attractive bottom-up opportunities across the ratings spectrum.

Because we are focused on income generation and interest rate risk management going forward, the Fund remains overweight to corporate bonds, although less so than in previous reporting periods. Meanwhile, our focus within the securitized sectors is relatively conservative. The Fund is slightly underweight in agency MBS pass-through securities, as we expect this sector to gradually re-price to wider spreads as the Fed continues to pare its monthly purchases as 2014 progresses. The Fund’s ABS exposure is roughly evenly split between low beta, short duration consumer ABS and more opportunistic mortgage-related paper, which we believe will continue to generate strong returns as housing continues to recover. The Fund had a slight overweight to CMBS, with a focus on bonds at the top of their capital structures in the short/intermediate portion of the yield curve. Our interest rate bias is to remain strategically defensive, with the Fund’s duration managed about one-quarter to one-half of a year shorter than the benchmark at current rate levels.

In addition, we continued to invest in various derivative instruments in the Fund during the reporting period. We used Treasury note and bond futures to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. These derivative positions aided performance during the period as their use allowed us to reduce overall interest rate risk in the portfolio. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap positions also contributed to performance during the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Aggregate Bond Index and the Lipper Core Plus Classification Average for the six-month reporting period. Following the pattern that has persisted all year, spread sectors outperformed during the reporting period. High yield was the top-performing sector, benefiting from strong fundamentals and continued dovish Fed guidance regarding its monetary policies. Investment-grade credit spreads contracted during the reporting period and ended 2013 at levels not seen since before the financial crisis. Buoyed by strong credit fundamentals, financials outperformed with their spreads moving inside of industrials for the first time since 2007. This spread narrowing is due to lower overall risk in the global financial system, coupled with higher capital levels and improving asset quality at the banks. All segments of the securitized market posted returns in excess of Treasuries, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets. In the agency MBS sector, origination was light, while Fed buying again provided technical support. The broad municipal bond market had a flat return for the reporting period, but outperformed Treasuries, as interest income was generally sufficient to offset price declines. Conditions in the municipal bond market improved as some of the headwinds that have buffeted it over the past year showed signs of abating and ratios to Treasuries tightened by 10% during the six-month reporting period.

The Fund experienced strong results during the reporting period, benefiting from nearly all of its strategic investment themes. The improvement in credit spreads and the strong performance of high-yield credit were two key drivers of our Fund’s outperformance for the reporting period, given our ongoing substantial weights to corporates and other non-government sectors. The Fund had corresponding underweights to the Treasury and agency segments. Our positioning in high-yield corporates was the largest positive contributor to performance, including our overweight to the sector as well as issue selection and tactical repositioning during the reporting period.

8	Nuveen Investments

Credit selection within investment-grade corporates was the next largest contributor, notably the Fund’s focus on the financial, energy and metals/mining sectors. A substantial overweight to investment-grade credit also aided performance. Additionally, the Fund benefited from our downward bias in credit quality within the investment-grade sector, emphasizing BBB-rated corporates, which outperformed higher rated investment-grade securities.

The Fund’s defensive interest rate positioning, with a duration that was significantly less than the index during the reporting period, was beneficial to performance as interest rates rose. However, our yield curve exposure was a slight detractor. Our desire to overweight credit and CMBS in the Fund led us to have slightly more exposure to 5-10 year maturities along the yield curve, where interest rates rose (and prices fell) more than shorter or longer maturities.

Within the securitized areas of the market, the Fund’s small exposures to CMBS and ABS had only a marginally positive impact on performance over the reporting period. The Fund’s underweight to MBS detracted from performance relative to the index; however, the positions we owned instead in the credit sectors performed better than mortgages.

Our constructive view of the economy continued to unfold during the reporting period and U.S. fiscal uncertainties moderated, supporting our themes. As a result, our positioning in favor of credit sectors with a corresponding underweight to mortgage and government securities and a defensive interest rate posture remained our key themes. We also retained our industry focus on financials as well as cyclically-sensitive industries within corporates. Portfolio activity was centered on bottom-up credit and issue selection, as well as timely deployment of cash as market opportunities arose. Within high yield, this rotation also involved a small move from BB-rated to B-rated issues, in light of our credit outlook. We also actively repositioned currency exposure, both the levels and selections, given significant valuation swings in the market and ongoing fundamental developments. This activity resulted in lower net foreign currency exposure in the Fund by year-end.

During the reporting period, we also continued to invest in derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The effect of these activities benefited performance during the reporting period. We also used interest rate swaps to manage portfolio duration and yield curve exposure, and these positions also contributed to performance.

We used foreign exchange forwards to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

We used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high-yield bond segment of the market, we acquired long CDX High Yield Index swaps. We also used CDX IG to hedge credit risk. These swap positions added to performance during the reporting period.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the six-month reporting period. The underperformance was largely due to the negative impact of currency positioning, particularly in the first half of the reporting period. Currencies were very volatile in the summer and early fall as the U.S. dollar declined versus the euro and British pound, while emerging market currencies were hit amid fears of growth and rising rates. The largest detractor in terms of currencies

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

was the Fund’s overweight to growth-oriented currencies, which suffered from capital outflows and concerns about current account imbalances. The most notable detractors were the Fund’s exposures to the Indian rupee, Turkish lira, Brazilian real and Australian dollar. Our currency positioning also emphasized an underweight to the euro, given fundamental economic growth headwinds faced by the region, and to the Japanese yen, in light of policy divergence from the U.S. and other domestic developments in Japan. The Fund’s significant underweight to the Japanese yen was a large positive contributor to performance during the reporting period. We maintained this underweight due to fundamental reasons surrounding Japanese policy developments. As the Bank of Japan continued its efforts to lift inflation and improve economic conditions, its quantitative easing program put downward pressure on the Japanese yen throughout the six months. We also maintained this position to help protect the Fund’s other foreign positions from a generalized rise in the dollar. Similarly, we held an underweight to the euro for portfolio and currency-specific reasons. However, the euro positioning was a drag on results throughout the reporting period as the euro appreciated amid U.S. uncertainty in the first half of the period and stronger-than-expected European economic performance and capital inflows into the euro zone in the second half.

Interest rate positioning had mixed results, but in aggregate was a detractor in terms of the Fund’s six-month reporting period returns. Our overall defensive interest rate positioning globally added value as the Fund’s duration, or interest rate sensitivity, was significantly shorter than the benchmark and mid-period adjustments proved beneficial to returns. However, country selection within interest rate market positioning had a net negative impact during the reporting period. For example, our underweight duration in the euro zone and Japan in favor of higher yielding markets such as Mexico and South Africa was disadvantageous as rates rose less in Europe and Japan. Overweights to interest rates in smaller G-10 countries (major world economies) were partial positive offsets to the other exposures.

The improvement in credit spreads and stabilization in markets helped drive positive contribution from the Fund’s corporate bond exposure during the six-month reporting period. Our positioning in high yield corporates was by far the largest positive contributor to the Fund’s performance, both through our overweight in the sector, as well as from issue selection and tactical repositioning within high yield during the reporting period. High yield was the top-performing fixed income sector as it benefited from continued dovish Fed policy guidance and the debt ceiling bill approved by Congress in October, which both represented catalysts for risk assets. High yield investors also became more comfortable with rising Treasury yields as macro fundamentals improved. Even as Treasury rates drifted higher in November and December, the high yield asset class again managed to outperform its fixed income peers. The spread between high yield and Treasuries tightened by 111 basis points during the six-month reporting period to end the year at 428 basis points, despite what turned out to be another brisk period for high yield bond issuance.

The Fund also saw strong positive performance contribution from investment-grade credit. In addition to benefiting from a significant overweight to the sector, the Fund’s focus on the financial, energy and metals/mining sectors was helpful, including European bank preferreds. Emerging market credit, both investment grade and high yield, also added to performance.

Our constructive view of the global economy and financial stabilization continued to unfold during the reporting period, as global economic data improved, U.S. fiscal uncertainties moderated, Chinese policy visibility improved and global monetary conditions remained accommodative. As a result, our key sector and interest rate themes in the Fund remained intact, favoring credit sectors over governments and a defensive interest rate posture. We also retained the Fund’s industry focus on financials as well as cyclically-sensitive industries within corporates. Portfolio activity was centered on bottom-up credit and issue selection. We increased the Fund’s investment-grade and emerging market credit exposures during the period in response to specific opportunities. We reduced the Fund’s high-yield exposure as the

10	Nuveen Investments

period came to a close on the heels of the segment’s strong performance in 2013. In addition, we actively repositioned currency exposures based on fundamental developments and valuation shifts, including additions to the Brazilian real, Malaysian ringgit and British pound, and reductions in the Australian dollar, Turkish lira and U.S. dollar.

We purchased call options on select currencies during the period in an attempt to benefit from changes in the spot values of these currencies, and we used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the option activities was modestly negative, while the overall effect of the foreign currency exchange contracts was negative during the reporting period. These derivative exposures are integrated with the overall portfolio construction and such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

We sold U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and purchased selected foreign bond futures to actively manage exposure to those markets. The effect of these activities in the period was slightly positive. We also used credit default swaps as a way to take on credit risk and earn a commensurate credit spread. These derivative exposures are integrated with the overall portfolio construction and such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

We used interest rate swaps as part of an overall portfolio interest rate strategy. For example, we used swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate in anticipation of rising interest rates. The effect of these contracts on the Fund’s performance was positive during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The Fund no longer held these swap contracts at period end. These swap positions slightly added to performance during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) performed in line with the Barclays High Yield 2% Issuer Capped Index and outperformed the Lipper High Current Yield Funds Classification Average for the six-month reporting period. Following the pattern that persisted all year, spread sectors outperformed during the reporting period, particularly the high yield segment. In the overall positive period for high yield, the asset class benefited from friendlier Fed policy expectations as well as the debt ceiling bill approved by Congress in October, which both represented catalysts for risk assets. In the wake of the Fed’s taper delay announcement, investors rotated back into riskier assets as positive fund flows returned to the high-yield asset class after the sell-off seen earlier in the year in May and June. Although fund flows remained positive through year end, the high yield asset class still had net outflows for the full year of $3.4 billion, only the sixth time since 1984 that this market segment has posted withdrawals. High-yield investors also became more comfortable with rising Treasury yields as macro fundamentals improved. The spread between high yield and Treasuries tightened by 111 basis points during the six-month reporting period to end the year at 428 basis points, despite what turned out to be another brisk period for high yield bond issuance.

The Fund’s performance relative to the index was aided by favorable security selection and modest overweights to the lower quality B and CCC-rated tiers of the market and a concurrent underweight to BB-rated securities. Given the benign credit environment seen over the course of the past two years, few investors have been overly concerned with credit risk as most have wanted to avoid interest rate risk. As a result, the lower-quality tiers of high yield continued to outpace higher-rated securities during the six-month reporting period. For example, CCC-rated securities outperformed BB-rated bonds by a margin of 311 basis points, as measured by Barclay’s indexes.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

The Fund’s global exposure also helped results as above-market returns were seen in European high yield debt, although returns from emerging market debt lagged. In general, emerging markets have had a rough stretch owing to weak currencies and capital outflows, however, performance among the Fund’s emerging market corporates only slightly underperformed domestic high yield. The Fund’s performance benefited more specifically from the European high yield sector, which advanced by 14.68% during the six-month reporting period, as measured by Barclays Pan-European High Yield Index.

Also, duration (interest rate sensitivity) represented arguably the greatest perceived risk to credit portfolios during much of 2013. Therefore, the Fund’s modest underweight to portfolio duration also benefited results during this six-month reporting period.

Offsetting these areas of strength, the Fund’s sector and industry exposures overall were a drag on results during the reporting period. In particular, our exposure to the preferred securities asset class was a detractor to performance. Preferred securities got caught up in negative fund flows and the fear of higher rates, which led to redemptions and poor price action across most areas of the asset class. The preferred asset class significantly underperformed high yield bonds by nearly 1000 basis points over the six-month reporting period. In terms of high yield sectors, we continued to carry an overweight to the more cyclical basic industry sector based on our outlook for improved optimism about the economic and financial outlook. However, the Fund was negatively affected by a modest overweight to the mining sector, which was dragged down earlier in the period by poor commodity pricing, cost overruns and concerns about the impact of slowing Chinese economic growth. While the investments the Fund holds in the mining sector generally have strong balance sheets, a couple of noteworthy exceptions were the source of its worst performance from an individual security standpoint. On the plus side, the Fund’s exposure to the energy sector was a positive contributor due to overweights to both energy producers and oil services, which posted strong relative performance.

The U.S. default rate continued to decline throughout the reporting period, as both default volume and the high yield default rate reached six-year lows. This year’s volume of $18.6 billion of defaulted bonds and institutional loans is the lowest since $4.5 billion defaulted in 2007. With defaults very well behaved across the entire high yield market, the Fund generally experienced little in the way of credit impairments during the six-month reporting period. The exceptions, as mentioned previously, were contained to a couple of mining credits that encountered higher production costs, weaker commodity pricing and, therefore, more stretched balance sheets.

As noted, we maintained the Fund’s modest overweight to the B-rated and CCC-rated sectors of the market; however, the valuations appear stretched on a historical basis in the aftermath of 2013’s yield compression in those lower quality securities and the modest increase in BB-rated bond yields. That being said, nominally wide spreads relative to low default risk again allowed higher yielding bonds to outperform during the reporting period. We have maintained the Fund’s overweight to these lower rated securities despite their significant outperformance during 2013. Toward the end of the reporting period, we added to the Fund’s emerging market corporate bond exposure as this group suffered disproportionately from the more hawkish tone set forward by the Fed in early summer. Certain emerging market corporates have the added benefit of carrying significant discounts to par, thus exhibiting less call risk and greater upside should rates stabilize. We also continued to add exposure to certain closed-end funds trading at wide discounts to net asset value. We were focused on closed-end funds that invest in floating-rate bank loans, corporate financial debt and companies that own or hold loans to middle-market companies. We believe all of these areas should continue to benefit from a gradually improving economic outlook and a positively shaped yield curve.

We also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposures. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond

12	Nuveen Investments

or Treasury note futures positions. The effect of these activities benefited performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap detracted from performance during the reporting period.

In addition, we used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. For example, the Fund may reduce unwanted currency exposures from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negative impact on performance during the reporting period.

We used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high-yield bond segment of the market, we acquired long CDX High Yield Index swaps. These swap positions detracted from performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays U.S. TIPS Index and performed in line with the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. Lower gas and energy prices helped keep inflation very subdued throughout the reporting period as the Consumer Price Index (CPI) increased at 1.5% year-over-year as of December 2013. Improving economic numbers, particularly lower unemployment, were cited by the Fed in mid-December as the impetus to begin tapering its asset purchases by $10 billion per month in January 2014. The Treasury inflation-protected securities (TIPS) market continued to struggle throughout the reporting period amidst the pressure of steady outflows as inflation worries waned and investors’ sensitivity to interest rate (duration) risk increased. This resulted in higher yields (and lower prices) across the asset class as the yield on 5-year TIPS, for example, rose from -0.41% at the beginning of the reporting period to touch 0% in early September after first falling below a 0% yield in 2008. Because the yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation, it falls into negative territory if the inflation rate is higher than the current Treasury yield. The 5-year TIPS yield ended December at -0.35%, while the yield on the 10-year TIPS increased from 0.48% at the beginning of the period to 0.77% by the end. Meanwhile, the breakeven spread (the difference between the yields of 10-year nominal Treasuries and 10-year TIPS) stayed locked in a very narrow range, which was likely indicative of investors’ low conviction on inflation.

This market backdrop led TIPS to underperform nominal Treasury securities and all other fixed income spread sectors over the six-month reporting period. Returns were once again much stronger away from the Treasury market as spread sectors outpaced, particularly TIPS as well as nominal Treasuries, by significant margins. High yield was by far the top-performing spread sector during the six-month reporting period, followed by emerging market (EM) debt, investment-grade corporates and commercial mortgage-backed securities (CMBS). High-yield assets benefited from friendlier Fed policy expectations as well as the debt ceiling bill approved by Congress in October, which both represented catalysts for risk assets. High-yield investors became more comfortable with rising Treasury yields as macro fundamentals improved. Investment-grade credit spreads contracted during the period and ended 2013 at levels not seen since before the financial crisis. EM debt continued to recover after the year’s earlier sell-off as stability in global economic data and reduced market volatility led investors to selectively add back risk to their portfolios. CMBS benefited as stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets.

The Fund’s outperformance of its benchmark primarily resulted from its out-of-index allocations to high-yield credit and CMBS, as both segments delivered significantly positive excess returns over TIPS and nominal Treasuries. Much of this

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

was driven by high yield, which had particularly strong returns as noted earlier. Although quite small, the Fund’s position in EM debt also benefited results over the period. At the same time, our underweight to the TIPS sector versus the Barclays U.S. TIPS Index was helpful as the segment underperformed nominal Treasuries during the reporting period.

Our duration moves, which alter the Fund’s sensitivity to changing interest rates, had a modestly positive impact overall for the reporting period. The Fund benefited from our bias toward a shorter duration in the Fund’s TIPS portfolio throughout the reporting period, as interest rates generally rose. Performance was also aided by our shift partway through the reporting period to a shorter overall duration in the portfolio’s nominal Treasury holdings as well. In addition, results were enhanced by our positioning for a steeper yield curve in both the Fund’s TIPS and nominal Treasury holdings. The Fund had little in the way of foreign currency exposure during the reporting period, and therefore it had minimal impact on performance. The Fund experienced no meaningful detractors during the reporting period.

In the middle of the reporting period, we increased the Fund’s underweight to 5-year TIPS in light of a downturn in seasonal inflation figures compounded by weaker gasoline prices. This lowered the Fund’s overall allocation to the TIPS sector to approximately 81% by period end. However, with the significant underperformance of the TIPS sector in 2013, we now believe reasonable value has been restored in the market. We are looking to increase the Fund’s TIPS exposure, especially in short to intermediate maturities, while still remaining underweight versus the index.

We expect rates to be pressured higher as they move closer to fair value levels. Although we don’t expect a shock higher in yields, interest rate volatility could rise in response to economic developments. This outlook argues for maintaining our defensive duration posture in the Fund, minimal exposure to nominal Treasuries and out-of-index exposure to high yield. We continue to opportunistically add to the Fund’s exposure in high-yield corporates; however, some segments of this market have become fully valued in our opinion, and thus security selection will be important to investment success.

We also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on performance during the period was positive. We also used interest rate swaps to manage portfolio duration and yield curve exposure and these positions also contributed to performance during the period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the six-month reporting period. Rates rose during the reporting period as a result of stronger economic growth, renewed expectations of Fed tapering and persistent outflows from longer-term investment-grade fixed income funds. As rates rose, the U.S. Treasury yield curve steepened as yields increased for intermediate and longer maturities along the curve, while yields on shorter maturities were virtually unchanged. For example, the yield on the 5-year Treasury rose from 1.39% at the beginning of the period to 1.75% by the end. Following the pattern that persisted throughout 2013, spread sectors outpaced Treasury and agency securities during the six-month reporting period. All segments of the securitized market posted returns in excess of Treasuries, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets. In the agency MBS sector, origination was light, while Fed buying again provided technical support.

14	Nuveen Investments

The Fund experienced strong relative results during the reporting period, benefiting from several of its strategic investment themes. Our sector strategy was the most significant positive contributor to the Fund’s relative performance versus its benchmark and Lipper peers. With the strong showing of spread sectors during the reporting period, the Fund’s substantial underweight to U.S. Treasuries and overweights in several securitized spread sectors – including CMBS, MBS and ABS – was a significant driver of outperformance. These securitized asset classes produced returns in excess of intermediate maturity Treasuries over the six-month reporting period, as measured by Barclays Indexes. The Fund’s MBS exposure proved most beneficial due to our overweight position as well as security selection within the sector. We had positioned much of the Fund’s MBS exposure in shorter maturity mortgage paper before the reporting period began and these securities were less sensitive to the rising rate environment.

In addition, results were enhanced by our more defensive duration stance throughout the six-month reporting period, which lowers the Fund’s sensitivity to rising interest rates. The Fund’s duration was generally shorter than the benchmark’s duration during this time frame, which was beneficial as rates rose. However, our yield curve positioning had little impact on the Fund’s performance during the reporting period. The Fund was positioned with an overweight to five- to ten-year maturities and a corresponding underweight to the short and long end of the yield curve.

We maintained the Fund’s focus on non-government sectors during the reporting period. The Fund’s largest two sector weights were in MBS followed closely by agencies. Our sector weights were relatively stable throughout the period; however, we were more active from a security selection perspective. We traded out of some of the Fund’s non-agency MBS bonds that had recovered nicely with the appreciation in the housing market. We also added to new issue non-agency structured products at attractive levels during the six months ending December 31, 2013. Both of these trades were additive to the Fund’s performance.

In addition, we also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on performance during the period was positive.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. Rates rose during the reporting period as a result of stronger economic growth, renewed expectations of Fed tapering and persistent outflows from longer-term investment-grade fixed income funds. As rates rose, the U.S. Treasury yield curve steepened as yields increased for intermediate and longer maturities along the curve, while yields on shorter maturities were virtually unchanged. Credit-related sectors, both high grade and high yield, posted the strongest returns of all major market sectors relative to Treasuries during the reporting period. Legacy non-agency mortgage-related paper also performed well as the ongoing strength in the housing sector resulted in continued improvement in credit fundamentals for this paper, which resulted in strong investor demand and higher prices.

With our macro outlook calling for continued moderate domestic growth, we remained fairly constructive on the fundamental outlook for most U.S. credit and non-government securitized sectors during the reporting period. Likewise, we were committed to managing the Fund’s duration toward the short end of its 1-3 year range. We continued to position the Fund with an emphasis on a diversified core portfolio of short duration investment-grade corporate and securitized debt, which included government agency mortgage-backed securities (MBS), consumer asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). We also maintained smaller allocations to non-agency/sub-prime

Nuveen Investments	15

Portfolio Managers’ Comments (continued)

mortgage-backed securities (MBS) and higher quality, high-yield (BB-rated) corporates. At the same time, the Fund held a significant underweight to the Treasury and agency segments of the market.

The Fund experienced strong results over the reporting period, benefiting from nearly all of its strategic investment themes, especially our ongoing focus on segments of the fixed income market that generate attractive levels of income. The primary driver of outperformance was the Fund’s diversified overweights to corporate bonds and structured product. The Fund’s weighting to short duration, noninvestment-grade securities, both corporate and securitized, was a strong driver of performance. Within the investment-grade credit space, our positioning also added value as the Fund was overweight to financials, an industry sector that outperformed the broad credit market amid ongoing improvement in credit fundamentals. In addition, our exposure to short duration residential mortgage product within the structured space, both agency and non-agency, performed well as these market sectors were supported by strong housing fundamentals and investor demand for high-quality short duration paper.

As rates remained extremely low at the short end of the yield curve, our duration (interest rate) strategy was geared toward positioning the Fund shorter than the benchmark and toward the lower end of the permitted one- to three-year duration range. This defensive duration posture, which lessened the Fund’s sensitivity to interest rate changes, proved modestly beneficial especially later in the reporting period as it helped to buffer the negative impact of higher rates. The Fund had no meaningful detractors to performance during the six-month reporting period.

As a result of our macro outlook for continued moderate domestic growth, our high-level portfolio themes remained intact during the reporting period. While the Fund’s sector allocations were mostly unchanged, we continued to rely on our fundamental research capabilities in both the corporate and structured sectors to identify attractive opportunities across the ratings spectrum. We reduced the Fund’s duration midway through the reporting period to about 75% of the benchmark’s duration after the short end of the Treasury yield curve rallied following a Fed meeting.

During the reporting period, we also used Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on the Fund’s performance during the period was marginally positive. We also used interest rate swaps to manage Fund duration and yield curve exposure; these positions also contributed to performance during the reporting period.

In addition, we used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high-yield bond segment of the market, we acquired long CDX High Yield Index swaps. These swap positions contributed to performance during the reporting period.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a slightly negative impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period. Fixed income risk assets handily outperformed Treasuries during the reporting period, with high-yield corporates, emerging market (EM) bonds and

16	Nuveen Investments

financial corporates leading the charge. High yield was the top-performing sector, benefiting from strong fundamentals and continued dovish Fed guidance regarding its monetary policy. EM debt continued to recover, but still had a negative return overall for 2013. Stability in global economic data and reduced market volatility aided EM performance as investors selectively added back risk. Credit spreads performed strongly and ended 2013 at levels not seen since before the financial crisis. Buoyed by strong credit fundamentals, financials outperformed with their spreads moving inside of industrials for the first time since 2007. Thus, for the first time in years, bank and financial company credit risk is priced by the market to be less than that of industrial companies. All segments of the securitized market posted returns in excess of Treasuries, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets.

Outside of the United States, global yields moved moderately higher, responding to improved economic data and the prospect for a moderate reduction in stimulus from the Fed. U.K. data continued to point toward durable recovery, prompting higher yields. The European Central Bank cut rates in the second half of the six-month reporting period, but resisted additional liquidity measures as growth remained firm despite tight credit and below-target inflation. Japanese authorities held out the prospect of additional aggressive actions, particularly hoping to reduce drag from new consumption taxes. Developed markets generally outperformed the U.S. owing to individual policy directions, with yields rising less than Treasuries and yield curves generally steeper, depending on the market. The dollar performed much better than EM currencies and saw mixed performance versus major currencies, driven largely by individual country fundamental factors.

The Fund experienced strong results during the reporting period versus its benchmark, benefiting from many of its strategic investment themes. The improvement in credit spreads and the strong performance of high yield credit were two key drivers of our Fund’s outperformance, given its ongoing substantial weights to credit and other non-government sectors. The Fund’s positioning in high yield corporates was the most significant contributor to performance as both our overweight and issue selection added favorably to results. Credit selection within investment-grade corporates was the next largest contributor, notably the Fund’s positioning in the financial, energy and metals/mining sectors.

The Fund’s defensive interest rate positioning, with a duration that was significantly less than the index, helped results as interest rates rose. Positions in U.S. dollar-denominated EM sovereign bonds also added to performance as these markets stabilized late in the reporting period. However, the Fund’s currency exposure detracted from performance as the U.S. dollar appreciated versus growth sensitive currencies, such as the Norwegian krone and Australian dollar, while EM currencies, including the Turkish lira and South African rand, came under pressure due to concerns about declining global capital inflows.

Our constructive view of the economy continued to unfold during the reporting period and U.S. fiscal uncertainties moderated. Therefore, we maintained the Fund’s key overweights to investment-grade and high yield credit and corresponding large underweights to mortgages and government bonds. We also retained the Fund’s industry focus on financials as well as cyclically-sensitive industries within corporates. Portfolio activity was centered on bottom-up credit and issue selection, as well as timely deployment of cash as market opportunities arose. We reduced the Fund’s exposure to investment-grade credit slightly, emphasizing a reduction in A-rated credit in favor of increasing BBB-rated, given the tightening of single-A spreads and attractive BBB issues. Within high yield, we took advantage of the outperformance of B and CCC-rated issues relative to BB-rated issues to take gains on lower-rated credits and reposition into BB-rated holdings. The market sold BB-rated issues disproportionately, given their liquidity and perceptions of higher interest rate risk. Also, toward the end of the reporting period, we actively repositioned the Fund’s currency

Nuveen Investments	17

Portfolio Managers’ Comments (continued)

exposure, both the levels and selections, given significant valuation swings in the market and ongoing fundamental developments. This activity resulted in marginally lower net foreign currency exposure in the Fund by year-end. In addition, we also remained defensive with the Fund’s duration positioning to protect against higher rates.

During the reporting period, we also continued to invest in various derivative instruments. We used foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a slightly negative impact on performance during the reporting period. We also used options on foreign currency as part of an overall portfolio currency strategy. For example, we purchased call options to hedge the Fund from foreign currency movements, while limiting downside exposure to the portfolio. These activities had a negligible impact on performance during the reporting period.

We used interest rate futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on performance during the reporting period was marginally positive. We also used interest rate swaps to manage portfolio duration and yield curve exposure and these positions also benefited performance during the reporting period.

In addition, we used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high-yield bond segment of the market, we acquired long CDX High Yield Index swaps. These positions contributed to performance during the reporting period.

18	Nuveen Investments

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology

Nuveen Investments	19

Risk Considerations and Dividend Information (continued)

risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2013, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Nuveen Global Total Return Bond Fund and the Nuveen Strategic Income Fund had a positive UNII balance while the remaining six Funds had a negative UNII balance for financial reporting purposes.

20	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.32%	(2.01)%	6.87%	3.95%
Class A Shares at maximum Offering Price	(1.69)%	(4.98)%	6.23%	3.63%
Barclays Aggregate Bond Index*	0.43%	(2.02)%	4.44%	4.55%
Lipper Core Bond Classification Average*	0.76%	(1.87)%	6.04%	4.11%

Class I Shares	1.44%	(1.89)%	7.05%	4.12%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class C Shares	0.92%	(2.91)%	1.84%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.80%	1.55%	0.55%
Net Expense Ratios	0.79%	1.54%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.78%, 1.53% and 0.53% for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 1/18/11.

22	Nuveen Investments

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.60%	0.24%	8.74%	4.62%
Class A Shares at maximum Offering Price	(1.77)%	(4.02)%	7.79%	4.17%
Barclays Aggregate Bond Index*	0.43%	(2.02)%	4.44%	4.55%
Lipper Core Bond Plus Classification Average*	1.39%	(0.99)%	7.05%	4.81%

Class C Shares	2.21%	(0.60)%	7.91%	3.83%
Class R3 Shares	2.48%	(0.05)%	8.48%	4.40%
Class I Shares	2.84%	0.54%	9.03%	4.88%
Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.81%	1.56%	1.06%	0.56%
Net Expense Ratios	0.77%	1.52%	1.02%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.77%, 1.52%, 1.02% and 0.52% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	0.03%	(6.28)%	4.74%
Class A Shares at maximum Offering Price	(4.71)%	(10.71)%	2.31%
Barclays Global Aggregate Unhedged Bond Index**	2.34%	(2.60)%	1.00%
Lipper Global Income Funds Classification Average**	1.76%	(2.05)%	3.19%

Class C Shares	(0.33)%	(6.91)%	4.15%
Class R3 Shares	(0.07)%	(6.48)%	4.61%
Class I Shares	0.16%	(6.01)%	5.13%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.16%	2.99%	2.31%	1.81%
Net Expense Ratios	0.97%	1.72%	1.22%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.01%	8.52%	18.52%	7.77%
Class A Shares at maximum Offering Price	0.96%	3.40%	17.38%	7.25%
Barclays High Yield 2% Issuer Capped Index*	5.94%	7.44%	18.96%	8.61%
Lipper High Current Yield Funds Classification Average*	5.46%	6.82%	16.16%	7.21%

Class B Shares w/o CDSC	5.50%	7.60%	17.67%	6.98%
Class B Shares w/CDSC	0.50%	2.65%	17.56%	6.98%
Class C Shares	5.52%	7.64%	17.74%	7.00%
Class R3 Shares	5.85%	8.16%	18.21%	7.49%
Class I Shares	6.13%	8.78%	18.86%	8.05%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Expense Ratios	0.97%	1.73%	1.73%	1.22%	0.73%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	(1.01)%	(8.21)%	5.68%	4.21%
Class A Shares at maximum Offering Price	(5.20)%	(12.10)%	4.77%	3.73%
Barclays U.S. TIPs Index**	(1.31)%	(8.61)%	5.63%	4.68%
Lipper Inflation-Protected Bond Funds Classification Average**	(0.90)%	(7.55)%	4.93%	4.14%

Class C Shares	(1.32)%	(8.63)%	4.99%	3.47%
Class R3 Shares	(1.06)%	(8.17)%	5.34%	3.92%
Class I Shares	(0.78)%	(7.67)%	6.03%	4.51%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	0.81%	1.56%	1.06%	0.56%

*	Since inception returns are from 10/01/04.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.22%	(1.28)%	2.10%	3.36%
Class A Shares at maximum Offering Price	(2.77)%	(4.25)%	1.47%	3.05%
Barclays Intermediate Government Bond Index*	(0.02)%	(1.25)%	2.20%	3.74%
Lipper Intermediate U.S. Government Funds Classification Average*	(0.33)%	(2.87)%	2.51%	3.45%

Class I Shares	0.33%	(0.95)%	2.30%	3.54%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class C Shares	(0.07)%	(1.95)%	1.68%
Class R3 Shares	0.19%	(1.43)%	2.15%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.01%	1.76%	1.26%	0.76%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C and Class R3 Shares are from 10/28/09.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.54%	1.63%	4.50%	2.96%
Class A Shares at maximum Offering Price	(0.75)%	(0.64)%	4.03%	2.73%
Barclays 1-3 Year Government/Credit Bond Index*	0.57%	0.64%	2.02%	2.91%
Lipper Short Investment Grade Debt Funds Classification Average*	0.93%	0.55%	3.61%	2.73%

Class I Shares	1.66%	1.97%	4.70%	3.14%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class C Shares	1.14%	0.94%	1.77%
Class R3 Shares	1.39%	1.42%	2.82%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.48%
Net Expense Ratios	0.71%	1.46%	0.96%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.72%, 1.47%, 0.97% and 0.47% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11.

28	Nuveen Investments

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.73%	1.84%	12.23%	5.99%
Class A Shares at maximum Offering Price	(0.68)%	(2.49)%	11.27%	5.54%
Barclays Aggregate Bond Index*	0.43%	(2.02)%	4.44%	4.55%
Lipper Multi-Sector Income Funds Classification Average*	2.98%	1.70%	10.77%	5.78%

Class B Shares w/o CDSC	3.44%	1.06%	11.37%	5.18%
Class B Shares w/CDSC	(1.56)%	(3.80)%	11.24%	5.18%
Class C Shares	3.35%	1.06%	11.38%	5.19%
Class R3 Shares	3.70%	1.71%	11.89%	5.73%
Class I Shares	3.97%	2.11%	12.50%	6.25%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Gross Expense Ratios	0.91%	1.66%	1.66%	1.16%	0.66%
Net Expense Ratios	0.85%	1.60%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.84%, 1.59%, 1.59%, 1.09% and 0.59% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	29

Yields as of December 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.09%	1.38%	2.40%
SEC 30-Day Yield	2.33%	1.65%	2.65%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.70%	3.08%	3.63%	4.13%
SEC 30-Day Yield	3.95%	3.37%	3.88%	4.38%

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.48%	2.83%	3.37%	3.91%
SEC 30-Day Yield	3.98%	3.41%	3.91%	4.42%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class B	Class C	Class R3	Class I
Dividend Yield	6.53%	6.09%	6.14%	6.66%	7.11%
SEC 30-Day Yield	6.24%	5.80%	5.80%	6.30%	6.82%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.07%	0.34%	0.84%	1.39%
SEC 30-Day Yield	-0.31%	-1.06%	-0.56%	-0.07%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

30	Nuveen Investments

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.40%	0.68%	1.17%	1.71%
SEC 30-Day Yield	1.39%	0.70%	1.18%	1.68%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.81%	1.07%	1.55%	2.09%
SEC 30-Day Yield	1.41%	0.70%	1.19%	1.69%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class B	Class C	Class R3	Class I
Dividend Yield	4.58%	4.05%	4.06%	4.55%	5.05%
SEC 30-Day Yield	4.59%	4.04%	4.04%	4.54%	5.04%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	31

Holding Summaries December 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Core Bond Fund

Fund Allocation1,2

Asset-Backed and Mortgage-Backed Securities	45.4%
Corporate Bonds	43.2%
U.S. Government and Agency Obligations	6.8%
Municipal Bonds	1.7%
$1,000 Par (or similar) Institutional Structures	1.5%
Short-Term Investments	0.6%
Sovereign Debt	0.4%
Other[3]	0.4%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	47.8%
AA	4.2%
A	22.0%
BBB	22.2%
BB or Lower	1.1%
N/R	2.7%

Corporate Debt: Industries1,5

Diversified Financial Services	14.2%
Oil, Gas & Consumable Fuels	12.2%
Metals & Mining	9.6%
Commercial Banks	9.0%
Media	8.6%
Capital Markets	6.2%
Insurance	5.3%
Diversified Telecommunication Services	4.0%
Wireless Telecommunication Services	3.8%
Health Care Providers & Services	3.8%
Energy Equipment & Services	2.3%
Transportation Infrastructure	2.0%
Other	19.0%

1	Holdings are subject to change.

2	As a percentage of net assets.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).

5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

32	Nuveen Investments

Nuveen Core Plus Bond Fund

Fund Allocation1,2

Corporate Bonds	56.7%
Asset-Backed and Mortgage-Backed Securities	29.1%
$1,000 Par (or similar) Institutional Structures	4.5%
$25 Par (or similar) Retail Structures	3.5%
Short-Term Investments	2.1%
Sovereign Debt	1.4%
Municipal Bonds	1.0%
Other[3]	1.7%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	23.7%
AA	3.6%
A	19.8%
BBB	35.7%
BB or Lower	15.6%
N/R	1.6%

Corporate Debt: Industries1,5

Oil, Gas & Consumable Fuels	12.7%
Media	10.1%
Metals & Mining	10.1%
Diversified Financial Services	7.7%
Capital Markets	6.9%
Insurance	5.7%
Commercial Banks	4.8%
Diversified Telecommunication Services	4.8%
Energy Equipment & Services	3.7%
Electric Utilities	2.5%
Paper & Forest Products	2.2%
Tobacco	2.1%
Consumer Finance	2.1%
Real Estate Investment Trust	2.1%
Wireless Telecommunication Services	2.0%
Chemicals	1.9%
Other	18.6%

1	Holdings are subject to change.

2	As a percentage of net assets.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).

5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

Nuveen Investments	33

Holding Summaries December 31, 2013 (continued)

Nuveen Global Total Return Bond Fund

Fund Allocation1,2

Corporate Bonds	49.0%
Sovereign Debt	36.1%
Asset-Backed and Mortgage-Backed Securities	6.7%
$1,000 Par (or similar) Institutional Structures	4.0%
Short-Term Investments	3.0%
$25 Par (or similar) Retail Structures	1.5%
Convertible Preferred Securities	0.4%
Convertible Bonds	0.1%
Other[3]	(0.8)%

Country Allocation1,2

United States[6]	40.2%
Mexico	10.6%
United Kingdom	8.5%
Turkey	7.1%
South Africa	4.0%
Canada	2.9%
Russia	2.7%
France	2.0%
Australia	2.0%
Italy	2.0%
Other	18.0%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	7.8%
AA	8.3%
A	27.6%
BBB	32.5%
BB or Lower	22.9%
N/R	0.9%

Corporate Debt: Industries1,5

Oil, Gas & Consumable Fuels	18.4%
Metals & Mining	8.7%
Diversified Financial Services	8.4%
Capital Markets	5.7%
Wireless Telecommunication Services	5.2%
Media	5.0%
Diversified Telecommunication Services	4.2%
Commercial Banks	3.6%
Automobiles	3.5%
Electric Utilities	3.2%
Paper & Forest Products	2.4%
Food & Staples Retailing	2.2%
Diversified Consumer Services	2.2%
Health Care Providers & Services	2.1%
Construction & Engineering	2.1%
Auto Components	2.1%
Energy Equipment & Services	1.9%
Other	19.1%

1	Holdings are subject to change.

2	As a percentage of net assets.

3	Other assets less liabilities.

4	As a percentage of total investments (excluding short-term investments and investments in derivatives).

5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

6	Includes short-term investments and other assets less liabilities.

34	Nuveen Investments

Nuveen High Income Bond Fund

Fund Allocation1,2

Corporate Bonds	78.4%
$1,000 Par (or similar) Institutional Structures	5.5%
$25 Par (or similar) Retail Structures	5.1%
Short-Term Investments	3.4%
Common Stocks	1.6%
Investment Companies	1.5%
Variable Rate Senior Loan Interests	1.0%
Convertible Bonds	0.9%
Sovereign Debt	0.5%
Convertible Preferred Securities	0.3%
Exchange-Traded Funds	0.2%
Asset-Backed Securities	—%	[3]
Warrants	—%	[3]
Other[4]	1.6%

Country Allocation2

United States[8]	70.7%
Canada	4.6%
United Kingdom	2.7%
France	2.4%
Luxembourg	1.9%
Russia	1.7%
Norway	1.6%
Other	14.4%

Portfolio Credit Quality1,5

AA	—%	[7]
BBB	7.4%
BB or Lower	84.1%
N/R	8.5%

Corporate Debt: Industries1,6

Oil, Gas & Consumable Fuels	19.0%
Metals & Mining	7.5%
Media	5.6%
Hotels, Restaurants & Leisure	3.5%
Auto Components	3.4%
Commercial Services & Supplies	2.9%
Wireless Telecommunication Services	2.8%
Commercial Banks	2.8%
Real Estate Management & Development	2.6%
Health Care Providers & Services	2.5%
Paper & Forest Products	2.5%
Food Products	2.5%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.2%
Machinery	2.1%
Building Products	2.1%
Marine	2.0%
Chemicals	1.9%
Diversified Consumer Services	1.9%
Containers & Packaging	1.9%
Energy Equipment & Services	1.8%
Diversified Financial Services	1.6%
Communications Equipment	1.5%
Food & Staples Retailing	1.3%
Other	19.8%

1	Holdings are subject to change.

2	As a percentage of net assets.

3	Rounds to less than 0.1%.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

5	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).

6	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

7	Rounds to less than 0.1%

8	Includes short-term investments and other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

Nuveen Investments	35

Holding Summaries December 31, 2013 (continued)

Nuveen Inflation Protected Securities Fund

Fund Allocation1,2

U.S. Government and Agency Obligations	82.2%
Corporate Bonds	8.0%
Asset-Backed and Mortgage-Backed Securities	6.7%
Municipal Bonds	1.2%
Sovereign Debt	0.7%
Investment Companies	0.4%
Short-Term Investments	0.4%
Convertible Preferred Securities	0.1%
$25 Par (or similar) Retail Structures	0.1%
$1,000 Par (or similar) Institutional Structures	0.1%
Other[3]	0.1%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	86.7%
AA	3.0%
A	2.9%
BBB	2.3%
BB or Lower	5.1%

Corporate Debt: Industries1,5

Wireless Telecommunication Services	17.6%
Oil, Gas & Consumable Fuels	15.5%
Health Care Providers & Services	14.4%
Metals & Mining	7.8%
Media	4.4%
Commercial Services & Supplies	4.1%
Chemicals	3.3%
Electric Utilities	3.2%
Independent Power Producers & Energy Traders	3.1%
Commercial Banks	2.8%
Automobiles	2.5%
Containers & Packaging	2.2%
Other	19.1%

1	Holdings are subject to change.
2	As a percentage of net assets.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
4	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).
5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

36	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Fund Allocation1,2

Asset-Backed and Mortgage-Backed Securities	45.7%
U.S. Government and Agency Obligations	43.1%
Short-Term Investments	4.6%
Municipal Bonds	3.5%
Corporate Bonds	0.5%
Other[3]	2.6%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	94.0%
AA	4.3%
A	1.7%

Corporate Debt: Industries1,5

Health Care Providers & Services	100.0%

1	Holdings are subject to change.
2	As a percentage of net assets.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
4	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).
5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

Nuveen Investments	37

Holding Summaries December 31, 2013 (continued)

Nuveen Short Term Bond Fund

Fund Allocation1,2

Corporate Bonds	45.6%
Asset-Backed and Mortgage- Backed Securities	45.3%
Short-Term Investments	3.5%
Municipal Bonds	3.2%
U.S. Government and Agency Obligations	1.2%
Sovereign Debt	0.4%
Convertible Bonds	0.2%
Other[3]	0.6%

Portfolio Credit Quality1,4

AAA/U.S. Guaranteed	35.3%
AA	6.9%
A	23.5%
BBB	22.0%
BB or Lower	9.7%
N/R	2.6%

Corporate Debt: Industries1,5

Diversified Financial Services	11.6%
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	9.6%
Capital Markets	5.4%
Insurance	4.7%
Metals & Mining	4.6%
Health Care Providers & Services	4.0%
Media	3.9%
Real Estate Investment Trust	3.5%
Chemicals	3.1%
Wireless Telecommunication Services	3.0%
Automobiles	2.7%
Beverages	2.6%
Pharmaceuticals	2.3%
Consumer Finance	2.0%
Food Products	2.0%
Diversified Telecommunication Services	1.8%
Energy Equipment & Services	1.8%
Other	20.0%

1	Holdings are subject to change.
2	As a percentage of net assets.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
4	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).
5	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.

38	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation1,2

Corporate Bonds	66.1%
Asset-Backed and Mortgage- Backed Securities	9.8%
Sovereign Debt	8.2%
$1,000 Par (or similar) Institutional Structures	6.3%
$25 Par (or similar) Retail Structures	4.0%
Short-Term Investments	2.2%
Municipal Bonds	0.7%
Investment Companies	0.4%
Variable Rate Senior Loan Interests	0.3%
Convertible Bonds	0.2%
Common Stocks	—%	[3]
Other[4]	1.8%

Country Allocation1,2

United States[7]	68.2%
Mexico	4.0%
United Kingdom	3.5%
Canada	3.5%
Russia	2.5%
Turkey	2.1%
Australia	2.1%
Brazil	2.0%
Other	12.1%

Portfolio Credit Quality1,5

AAA/U.S. Guaranteed	5.2%
AA	2.6%
A	18.2%
BBB	34.9%
BB or Lower	37.6%
N/R	1.5%

Corporate Debt: Industries1,6

Oil, Gas & Consumable Fuels	15.4%
Diversified Financial Services	8.5%
Metals & Mining	8.2%
Media	6.5%
Commercial Banks	5.2%
Capital Markets	4.1%
Chemicals	3.7%
Diversified Telecommunication Services	3.6%
Commercial Services & Supplies	3.3%
Wireless Telecommunication Services	3.0%
Insurance	2.8%
Electric Utilities	2.6%
Paper & Forest Products	2.6%
Auto Components	2.3%
Energy Equipment & Services	2.2%
Tobacco	1.7%
Real Estate Management & Development	1.7%
Independent Power Producers & Energy Traders	1.6%
Real Estate Investment Trust	1.6%
Other	19.4%

1	Holdings are subject to change.
2	As a percentage of net assets.
3	Rounds to less than 0.1%.
4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
5	As a percentage of total investments (excluding investments purchased with collateral from securities lending, short-term investments and investments in derivatives).
6	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund.
7	Includes short-term investments and other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

Nuveen Investments	39

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,013.20	$1,009.20	$1,014.40	$1,021.27	$1,017.49	$1,022.53
Expenses Incurred During Period	$3.96	$7.75	$2.69	$3.97	$7.78	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53% and .53% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Core Plus Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,026.00	$1,022.10	$1,024.80	$1,028.40	$1,021.32	$1,017.49	$1,020.01	$1,022.58
Expenses Incurred During Period	$3.93	$7.80	$5.26	$2.66	$3.92	$7.78	$5.24	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.53%, 1.03% and .52% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40	Nuveen Investments

Nuveen Global Total Return Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,000.30	$996.70	$999.30	$1,001.60	$1,020.32	$1,016.53	$1,019.06	$1,021.63
Expenses Incurred During Period	$4.90	$8.66	$6.15	$3.58	$4.94	$8.74	$6.21	$3.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72%, 1.22% and .71% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,060.10	$1,055.00	$1,055.20	$1,058.50	$1,061.30	$1,020.52	$1,016.74	$1,016.74	$1,019.26	$1,021.78
Expenses Incurred During Period	$4.83	$8.70	$8.70	$6.12	$3.53	$4.74	$8.54	$8.54	$6.01	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.68%, 1.18% and ..68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$989.90	$986.80	$989.40	$992.20	$1,021.02	$1,017.24	$1,019.76	$1,022.28
Expenses Incurred During Period	$4.16	$7.91	$5.42	$2.91	$4.23	$8.03	$5.50	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.08% and .58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,002.20	$999.30	$1,001.90	$1,003.30	$1,020.92	$1,017.14	$1,019.66	$1,022.18
Expenses Incurred During Period	$4.29	$8.06	$5.55	$3.03	$4.33	$8.13	$5.60	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.10% and .60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	41

Expense Examples (continued)

Nuveen Short Term Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,015.40	$1,011.40	$1,013.90	$1,016.60	$1,021.63	$1,017.85	$1,020.37	$1,022.89
Expenses Incurred During Period	$3.61	$7.40	$4.87	$2.34	$3.62	$7.43	$4.89	$2.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, .96% and .46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,037.30	$1,034.40	$1,033.50	$1,037.00	$1,039.70	$1,020.97	$1,017.19	$1,017.19	$1,019.71	$1,022.23
Expenses Incurred During Period	$4.31	$8.15	$8.15	$5.60	$3.03	$4.28	$8.08	$8.08	$5.55	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.59%, 1.09% and ..59% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Bond Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.0%

	CORPORATE BONDS – 43.2%

	Beverages – 0.4%

$1,725	Anheuser Busch InBev	2.500%	7/15/22	A	$1,595,570

	Capital Markets – 2.7%

3,125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	3,583,053

1,605	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,757,221

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,212,674

2,250	Morgan Stanley	6.625%	4/01/18	A	2,632,711

1,165	Morgan Stanley	4.875%	11/01/22	BBB+	1,192,565

335	Morgan Stanley, (3)	3.750%	2/25/23	A	325,977
9,570	Total Capital Markets				10,704,201

	Commercial Banks – 3.9%

1,275	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A	1,310,101

2,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	2,070,800

1,245	Banco Bradesco S.A. Grand Cayman, 144A, (3)	4.125%	5/16/16	Baa1	1,299,469

1,910	Bancolombia SA, (3)	5.950%	6/03/21	Baa2	1,986,400

925	BBVA Bancomer SA Texas, 144A, (3)	4.500%	3/10/16	A2	980,500

1,515	Rabobank Nederland	3.875%	2/08/22	Aa2	1,523,258

1,000	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	1,152,325

1,460	Sovereign Bank	8.750%	5/30/18	Baa2	1,754,254

3,595	Stadshypotek AB, 144A, (3)	1.875%	10/02/19	Aaa	3,464,861
14,925	Total Commercial Banks				15,541,968

	Commercial Services & Supplies – 0.3%

1,195	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB	1,299,563

	Communications Equipment – 0.5%

1,640	Motorola, Inc.	6.000%	11/15/17	BBB	1,865,426

	Construction & Engineering – 0.7%

3,000	ABB Finance USA Inc.	2.875%	5/08/22	A	2,834,793

	Diversified Financial Services – 6.1%

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,845,282

3,270	Bank of America Corporation	5.875%	1/05/21	A	3,758,492

2,090	Citigroup Inc.	6.125%	11/21/17	A	2,409,162

2,000	Citigroup Inc.	4.500%	1/14/22	A	2,119,424

Nuveen Investments	43

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$2,720	General Electric Capital Corporation, (3)	5.625%	5/01/18	AA+	$3,123,561

1,530	General Electric Capital Corporation, (3)	5.300%	2/11/21	AA	1,711,489

1,110	General Electric Capital Corporation, (3)	6.875%	1/10/39	AA+	1,427,012

1,900	JPMorgan Chase & Company	4.500%	1/24/22	A+	2,009,689

3,065	JPMorgan Chase & Company, (3)	3.200%	1/25/23	A+	2,905,700

1,240	JPMorgan Chase & Company	3.375%	5/01/23	A	1,155,680

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,193,505
22,425	Total Diversified Financial Services				24,658,996

	Diversified Telecommunication Services – 1.7%

2,250	AT&T, Inc., (3)	5.550%	8/15/41	A	2,283,435

2,438	Verizon Communications	8.750%	11/01/18	A–	3,119,601

1,425	Verizon Communications	5.150%	9/15/23	A–	1,530,011
6,113	Total Diversified Telecommunication Services				6,933,047

	Electric Utilities – 0.7%

1,615	Exelon Generation Co. LLC, (3)	4.250%	6/15/22	BBB+	1,547,813

1,350	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	1,356,666
2,965	Total Electric Utilities				2,904,479

	Energy Equipment & Services – 1.0%

1,000	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	1,086,222

2,765	Ensco PLC	4.700%	3/15/21	BBB+	2,924,654
3,765	Total Energy Equipment & Services				4,010,876

	Health Care Providers & Services – 1.6%

2,965	Mayo Clinic Rochester	3.774%	11/15/43	AA	2,363,233

2,500	UnitedHealth Group Incorporated	2.875%	3/15/22	A	2,378,075

2,000	Wellpoint Inc.	3.125%	5/15/22	A–	1,875,758
7,465	Total Health Care Providers & Services				6,617,066

	Household Products – 0.5%

2,000	Macy’s Retail Holdings Inc.	4.375%	9/01/23	BBB+	2,007,532

	Independent Power Producers & Energy Traders – 0.4%

1,560	Constellation Energy Group	5.150%	12/01/20	BBB+	1,659,996

	Insurance – 2.3%

1,000	AFLAC Insurance	6.450%	8/15/40	A–	1,176,601

1,500	American International Group, Inc.	8.250%	8/15/18	A–	1,876,320

1,170	Genworth Holdings Inc.	4.800%	2/15/24	BBB–	1,155,678

2,305	Hartford Financial Services Group Inc., (3)	6.000%	1/15/19	BBB	2,643,641

1,370	Lincoln National Corporation, (3)	4.200%	3/15/22	A–	1,396,057

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	859,341
8,345	Total Insurance				9,107,638

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 0.4%

$1,750	Computer Sciences Corporation	4.450%	9/15/22	BBB	$1,687,945

	Leisure Equipment & Products – 0.7%

2,855	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	2,617,395

	Media – 3.7%

1,845	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,100,437

2,125	CBS Corporation	4.850%	7/01/42	BBB	1,914,733

1,640	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	1,575,443

1,460	Discovery Communications Inc., (3)	5.050%	6/01/20	BBB	1,593,659

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	1,678,458

2,420	News America Holdings Inc., (3)	6.650%	11/15/37	BBB+	2,824,774

1,000	News America Inc., 144A	4.000%	10/01/23	BBB+	988,360

2,500	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,162,615
14,450	Total Media				14,838,479

	Metals & Mining – 4.1%

2,090	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	2,134,488

1,805	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	1,407,900

2,000	ArcelorMittal, (3)	6.750%	2/25/22	BB+	2,175,000

1,230	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,168,992

2,625	Newmont Mining Corporation, (3)	3.500%	3/15/22	Baa1	2,234,361

1,490	Nucor Corporation	4.000%	8/01/23	A	1,454,508

3,000	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	2,796,087

1,250	Teck Resources Limited	6.250%	7/15/41	BBB	1,244,288

1,940	Vale Overseas Limited	4.625%	9/15/20	A–	1,986,950
17,430	Total Metals & Mining				16,602,574

	Oil, Gas & Consumable Fuels – 5.3%

2,825	Apache Corporation	4.250%	1/15/44	A–	2,539,867

1,820	Cenovus Energy Inc., (3)	4.450%	9/15/42	BBB+	1,638,819

935	Chevron Corporation	2.427%	6/24/20	Aa1	909,811

2,500	EOG Resources Inc.	4.100%	2/01/21	A–	2,611,487

1,685	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	1,920,413

1,500	Nabors Industries Inc.	4.625%	9/15/21	BBB	1,501,758

2,385	Petrobras International Finance Company	5.375%	1/27/21	Baa1	2,366,845

2,000	Rowan Companies Inc.	4.875%	6/01/22	BBB–	2,029,504

1,455	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,442,355

2,575	Spectra Energy Partners LP, (3)	4.750%	3/15/24	BBB	2,624,963

1,275	SunCor Energy Inc.	6.100%	6/01/18	BBB+	1,473,846
20,955	Total Oil, Gas & Consumable Fuels				21,059,668

	Paper & Forest Products – 0.5%

2,000	Celulosa Arauco Y Constitucion	5.625%	4/20/15	BBB	2,104,646

Nuveen Investments	45

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 0.8%

$1,100	AbbVie Inc.	2.900%	11/06/22	A	$1,028,122

2,385	Perrigo Company Limited, 144A	4.000%	11/15/23	BBB	2,339,912
3,485	Total Pharmaceuticals				3,368,034

	Road & Rail – 0.4%

1,785	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	1,594,787

	Semiconductors & Equipment – 0.6%

1,040	Applied Materials Inc.	4.300%	6/15/21	A–	1,076,468

1,250	Intel Corporation, (3)	4.800%	10/01/41	A+	1,219,044
2,290	Total Semiconductors & Equipment				2,295,512

	Thrifts & Mortgage Finance – 0.5%

1,780	WEA Finance LLC, 144A	4.625%	5/10/21	A2	1,878,528

	Tobacco – 0.8%

1,895	Lorillard Tobacco, (3)	6.875%	5/01/20	Baa2	2,186,968

1,215	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,119,885
3,110	Total Tobacco				3,306,853

	Transportation Infrastructure – 0.9%

2,450	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	2,597,554

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	948,134
3,450	Total Transportation Infrastructure				3,545,688

	Wireless Telecommunication Services – 1.7%

2,405	American Tower Company	5.050%	9/01/20	BBB	2,543,225

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	1,974,504

2,200	Vodafone Group PLC	1.500%	2/19/18	A–	2,144,971
6,625	Total Wireless Telecommunication Services				6,662,700
$168,658	Total Corporate Bonds (cost $173,703,266)				173,303,960

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 1.5%

	Capital Markets – 0.2%

$1,165	Goldman Sachs Capital II	4.000%	N/A (4)	BB+	$818,995

	Commercial Banks – 0.5%

2,220	Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	2,031,300

	Insurance – 0.8%

1,650	Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	1,711,875

1,530	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,625,625
3,180	Total Insurance				3,337,500
$6,565	Total $1,000 (Par or Similar) Institutional Structures (cost $5,982,995)				6,187,795

46	Nuveen Investments

Principal Amount (000)		Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

		MUNICIPAL BONDS – 1.7%

		Illinois – 1.0%

$3,735		Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$4,069,768

		Nevada – 0.7%

2,500		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,569,725
$6,235		Total Municipal Bonds (cost $6,235,000)				6,639,493

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 6.8%

$3,500		Fannie Mae Notes	0.750%	12/19/14	Aaa	$3,518,865

3,160		Fannie Mae Notes, (3)	1.250%	9/28/16	Aaa	3,205,118

4,595		Federal National Mortgage Association, (3)	2.375%	7/28/15	Aaa	4,740,230

4,100		Freddie Mac Reference Notes, (3)	5.000%	2/16/17	Aaa	4,614,624

2,055		Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,329,860

60		Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	58,938

8,955		U.S. Treasury Notes, (3)	0.250%	2/28/14	N/R	8,957,096
$26,425		Total U.S. Government and Agency Obligations (cost $27,080,159)				27,424,731

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 45.4%

$1,647		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,712,766

423		Ally Auto Receivables Trust 2011-3	0.970%	8/17/15	Aaa	423,613

4,415		AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,423,088

—	(8)	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	230

4,340		Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,455,904

81		Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	80,904

2,000		Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	1,907,982

1		ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	1,236

4,198		Credit Suisse Commercial Mortgage Trust, Series 2013-6	3.500%	8/25/43	AAA	4,016,450

4,902		Credit Suisse Commercial Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,955,754

3,724		Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	3,835,707

3,916		Fannie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	4,152,064

3,362		Fannie Mae Mortgage Pool AB5004	3.500%	4/01/27	Aaa	3,517,842

3,777		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,591,076

1,704		Fannie Mae Mortgage Pool AD0706	2.300%	3/01/38	Aaa	1,809,763

3,210		Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	3,400,869

Nuveen Investments	47

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,917	Fannie Mae Mortgage Pool AE0058	2.348%	7/01/36	Aaa	$2,036,586

3,869	Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	4,098,483

2,706	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	2,691,503

1,342	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,382,209

3,816	Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	3,930,785

1,730	Fannie Mae Mortgage Pool AH5583	4.500%	2/01/41	Aaa	1,834,292

3,951	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	4,069,264

5,190	Fannie Mae Mortgage Pool AJ7547	4.000%	1/01/42	Aaa	5,346,258

4,166	Fannie Mae Mortgage Pool AJ9355	3.000%	1/01/27	Aaa	4,256,448

2,007	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	2,133,899

3,357	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	3,430,208

3,940	Fannie Mae Mortgage Pool AL3617	3.500%	9/01/27	Aaa	4,123,239

2,582	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	2,564,279

4,835	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	4,980,317

3,996	Fannie Mae Mortgage Pool MA1675	3.500%	11/01/23	Aaa	4,200,407

582	Fannie Mae Mortgage Pool 725111	2.320%	9/01/33	Aaa	622,040

1,486	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	1,618,152

2,970	Fannie Mae Mortgage Pool 819652	2.629%	3/01/35	Aaa	3,157,238

427	Fannie Mae Mortgage Pool 848390	1.914%	12/01/35	Aaa	447,379

2,151	Fannie Mae Mortgage Pool 879906	2.553%	10/01/33	Aaa	2,289,872

784	Fannie Mae Mortgage Pool 886034	2.685%	7/01/36	Aaa	838,176

2,486	Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	2,699,980

694	Fannie Mae Mortgage Pool 995949	2.457%	9/01/36	Aaa	736,199

5	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	4,944

1,216	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-52 NF	0.558%	6/25/23	Aaa	1,220,762

3,040	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	3,221,094

7	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	7,510

15	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	16,544

1,547	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	1,637,432

623	Federal Home Loan Mortgage Corporation, REMIC 2863 HF	0.660%	2/15/19	Aaa	628,091

4,865	Fifth Third Auto Trust, Series 2013-A A3	0.610%	9/15/17	AAA	4,854,589

2,715	Freddie Mac Gold Mortgage Pool J14842	3.500%	3/01/26	Aaa	2,838,925

4,590	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	4,559,309

2,422	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	2,639,084

3,432	Freddie Mac Gold Pool J13711	3.500%	12/01/25	Aaa	3,580,196

465	Freddie Mac Gold Pool 786281	2.482%	1/01/28	Aaa	497,700

370	Freddie Mac Gold Pool 847161	2.346%	5/01/31	Aaa	394,658

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$426	Freddie Mac Gold Pool 847190	2.318%	4/01/29	Aaa	$455,633

1,466	Freddie Mac Gold Pool 847209	2.265%	10/01/30	Aaa	1,559,026

1,061	Freddie Mac Gold Pool 847210	2.339%	9/01/33	Aaa	1,135,370

1,950	Freddie Mac Gold Pool 848282	2.418%	1/01/38	Aaa	2,069,311

1,434	Freddie Mac Mortgage Pool, Various A96544	3.500%	1/01/41	Aaa	1,424,334

280	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	279,785

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.806%	8/10/45	A	5,490,340

5,208	Government National Mortgage Association Pool	3.500%	6/15/42	Aaa	5,257,937

1	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-9	7.200%	1/15/28	AAA	1,399

4,600	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T1	0.898%	1/15/44	AAA	4,600,000

1,750	Invitation Homes Trust 2013-SFR1	1.309%	12/17/30	Aaa	1,752,286

1,828	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	1,924,094

301	Mercedes Benz Auto Receivables Trust 2011-1	0.850%	3/16/15	Aaa	301,325

1,741	RBSSP Resecuritization Trust 2010-10	0.288%	9/26/36	N/R	1,598,758

376	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	375,950

196	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.517%	8/25/34	N/R	192,351

1,949	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.608%	11/25/23	Baa1	1,944,622

456	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	479,960

4,421	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	4,491,325

4,205	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	AAA	3,919,523

3,966	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	4,181,687

542	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.240%	6/15/20	Aaa	536,715

2,921	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	2,960,874

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	Aaa	3,388,045
$177,294	Total Asset-Backed and Mortgage-Backed Securities (cost $181,901,676)				182,193,949

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.4%

	Mexico – 0.4%

$1,400	United Mexican States	5.625%	1/15/17	BBB+	$1,564,500
$1,400	Total Sovereign Debt (cost $1,387,694)				1,564,500
	Total Long-Term Investments (cost $396,290,790)				397,314,428

Nuveen Investments	49

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Bond Fund (continued)

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 18.1%

	Money Market Funds –18.1%

72,595,790	Mount Vernon Securities Lending Trust Prime Portfolio (7)	0.175	% (6)	$72,595,790
	Total Investments Purchased with Collateral from Securities Lending (cost $72,595,790)			72,595,790

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

2,450,112	First American Treasury Obligations Fund, Class Z	0.000	% (6)	$2,450,112

	Total Short-Term Investments (cost $2,450,112)			2,450,112
	Total Investments (cost $471,336,692) – 117.7%			472,360,330
	Other Assets Less Liabilities – (17.7)%			(71,146,518)
	Net Assets – 100%			$401,213,812

Investments in Derivatives as of December 31, 2013

Interest Rate Swaps outstanding:

Clearing House	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	$5,000,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$136,491	$136,056

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	114	3/14	$13,601,625	$(169,684)
U.S. Treasury 10-Year Note	Short	(22)	3/14	(2,707,031)	12,386
U.S. Treasury Long Bond	Long	8	3/14	1,026,500	(20,985)
U.S. Treasury Ultra Bond	Short	(63)	3/14	(8,583,750)	149,472
				$3,337,344	$(28,811)
*	The aggregate Notional Amount at Value of long and short positions is $14,628,125 and $(11,290,781), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $70,845,089.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Principal Amount (000) rounds to less than $1,000.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.2%

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 3.5%

	Commercial Banks – 1.6%

65,000	Morgan Stanley	7.125%		BB+	$1,699,100

159,208	PNC Financial Services	6.125%		BBB	4,020,002

95,750	Regions Financial Corporation	6.375%		BB	2,120,863

62,000	Wells Fargo & Company	5.850%		BBB+	1,461,340
	Total Commercial Banks				9,301,305

	Consumer Finance – 0.3%

83,000	Discover Financial Services	6.500%		BB	1,912,320

	Diversified Financial Services – 0.3%

62,000	Citigroup Inc.	7.125%		BB+	1,608,280

	Insurance – 1.0%

104,794	Endurance Specialty Holdings Limited	7.500%		BBB–	2,652,336

120,000	Hartford Financial Services Group Inc.	7.875%		BB+	3,439,200
	Total Insurance				6,091,536

	Thrifts & Mortgage Finance – 0.3%

218,000	Federal National Mortgage Association, (3), (4)	8.250%		Ca	1,907,500
	Total $25 Par (or similar) Retail Structures (cost $24,002,860)				20,820,941

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 56.7%

	Aerospace & Defense – 0.8%

$2,000	Bombardier Inc., 144A	6.125%	1/15/23	BB	$1,985,000

2,780	Exelis, Inc.	5.550%	10/01/21	BBB+	2,796,110
4,780	Total Aerospace & Defense				4,781,110

	Auto Components – 0.3%

1,710	TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	1,658,700

	Automobiles – 0.2%

1,340	General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB+	1,274,675

	Building Products – 0.3%

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,024,454

	Capital Markets – 3.9%

1,000	E Trade Financial Corporation, (4)	6.375%	11/15/19	B2	1,073,750

2,140	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	2,453,675

Nuveen Investments	51

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$2,495	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	$2,731,631

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	4,099,728

1,025	Lazard Group LLC	4.250%	11/14/20	BBB	1,022,776

6,250	Morgan Stanley	6.625%	4/01/18	A	7,313,087

4,105	Morgan Stanley	5.500%	7/28/21	A	4,587,165
20,700	Total Capital Markets				23,281,812

	Chemicals – 1.1%

2,375	Braskem Finance Limited, 144A, (4)	5.750%	4/15/21	BBB–	2,327,500

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,191,690
6,205	Total Chemicals				6,519,190

	Commercial Banks – 2.7%

2,900	Bancolombia SA, (4)	5.950%	6/03/21	Baa2	3,016,000

1,845	CIT Group Inc., (4)	5.000%	8/01/23	BB–	1,775,812

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,324,989

3,050	Rabobank Nederland	3.875%	2/08/22	Aa2	3,066,626

1,200	Royal Bank of Scotland Group PLC, (4)	6.100%	6/10/23	BBB–	1,209,715

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,405,208

1,825	Sovereign Bank	8.750%	5/30/18	Baa2	2,192,818

1,220	Wells Fargo & Company, (4)	3.450%	2/13/23	A+	1,153,431
15,330	Total Commercial Banks				16,144,599

	Commercial Services & Supplies – 0.6%

2,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	2,300,000

990	R.R. Donnelley & Sons Company, (4)	7.625%	6/15/20	BB–	1,076,625
2,990	Total Commercial Services & Supplies				3,376,625

	Communications Equipment – 0.7%

2,125	America Movil S.A. de C.V.	5.000%	10/16/19	A2	2,321,562

1,550	Nokia Corporation	5.375%	5/15/19	BB–	1,608,125
3,675	Total Communications Equipment				3,929,687

	Computers & Peripherals – 0.8%

1,965	Apple Inc., 144A	3.850%	5/04/43	AA+	1,641,610

1,375	NCR Corporation	5.000%	7/15/22	BB	1,307,969

1,820	Seagate HDD Cayman	7.000%	11/01/21	BBB–	2,008,825
5,160	Total Computers & Peripherals				4,958,404

	Construction Materials – 0.3%

1,800	Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,788,750

	Consumer Finance – 1.2%

3,348	Capital One Bank, (4)	3.375%	2/15/23	Baa1	3,112,569

1,790	Discover Financial Services	5.200%	4/27/22	BBB	1,862,683

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$2,000	Ford Motor Credit Company	4.250%	9/20/22	BBB–	$2,009,192
7,138	Total Consumer Finance				6,984,444

	Containers & Packaging – 0.9%

1,500	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	N/R	1,485,000

985	Ball Corporation	4.000%	11/15/23	BB+	881,575

1,000	Crown Americas Capital Corporation IV	4.500%	1/15/23	BB	935,000

2,000	Rock-Tenn Company	3.500%	3/01/20	BBB–	1,967,166
5,485	Total Containers & Packaging				5,268,741

	Diversified Consumer Services – 0.2%

900	Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	913,500

	Diversified Financial Services – 4.3%

2,845	Bank of America Corporation	5.875%	1/05/21	A	3,270,003

5,205	Citigroup Inc.	4.500%	1/14/22	A	5,515,801

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,747,512

3,190	JPMorgan Chase & Company	4.500%	1/24/22	A+	3,374,162

6,000	JPMorgan Chase & Company, (4)	3.200%	1/25/23	A+	5,688,156

1,680	JPMorgan Chase & Company	3.375%	5/01/23	A	1,565,760

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,601,841
24,015	Total Diversified Financial Services				25,763,235

	Diversified Telecommunication Services – 2.7%

2,970	AT&T, Inc., (4)	5.550%	8/15/41	A	3,014,134

2,000	Frontier Comminications Corporation, (4)	8.500%	4/15/20	Ba2	2,240,000

3,190	Qwest Corporation, (4)	6.750%	12/01/21	BBB–	3,492,935

2,000	SBA Telecommunications Corporation	5.750%	7/15/20	B+	2,080,000

1,950	Verizon Communications	5.150%	9/15/23	A–	2,093,699

2,010	Verizon Communications	6.900%	4/15/38	A–	2,392,033

700	Verizon Communications	6.550%	9/15/43	A–	818,971
14,820	Total Diversified Telecommunication Services				16,131,772

	Electric Utilities – 1.4%

2,500	Exelon Generation Co. LLC, (4)	4.250%	6/15/22	BBB+	2,395,995

1,685	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	1,914,268

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	2,009,876

2,095	PPL Capital Funding Inc.	3.500%	12/01/22	BBB	1,978,537
8,280	Total Electric Utilities				8,298,676

	Energy Equipment & Services – 2.1%

2,180	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	2,367,964

3,870	Ensco PLC	4.700%	3/15/21	BBB+	4,093,458

1,500	Markwest Energy Partners LP, (4)	6.750%	11/01/20	BB	1,627,500

Nuveen Investments	53

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services (continued)

$2,500	Transocean Inc.	3.800%	10/15/22	BBB–	$2,369,565

1,880	Weatherford International Limited	7.000%	3/15/38	Baa2	2,080,906
11,930	Total Energy Equipment & Services				12,539,393

	Gas Utilities – 0.4%

2,375	AmeriGas Finance LLC, (4)	7.000%	5/20/22	Ba2	2,576,875

	Health Care Providers & Services – 1.1%

2,000	HCA Inc., (4)	6.500%	2/15/20	BB+	2,197,500

1,500	Tenet Healthcare Corporation, (4)	4.375%	10/01/21	BB	1,410,000

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A	2,721,361
5,685	Total Health Care Providers & Services				6,328,861

	Hotels, Restaurants & Leisure – 0.2%

1,075	Wynn Las Vegas LLC Corporation, (4)	5.375%	3/15/22	BBB–	1,085,750

	Independent Power Producers & Energy Traders – 0.2%

999	Calpine Corporation, 144A	7.875%	7/31/20	BB+	1,093,905

	Insurance – 3.2%

3,975	AFLAC Insurance	6.450%	8/15/40	A–	4,676,989

1,650	Genworth Holdings Inc.	4.800%	2/15/24	BBB–	1,629,802

1,760	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,819,861

3,015	Liberty Mutual Group Inc.	5.000%	6/01/21	Baa2	3,162,096

1,000	Lincoln National Corporation	8.750%	7/01/19	A–	1,287,156

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,829,535

4,000	Prudential Holdings LLC, 144A	7.245%	12/18/23	AA–	4,707,876
17,040	Total Insurance				19,113,315

	IT Services – 0.4%

2,750	Computer Sciences Corporation	4.450%	9/15/22	BBB	2,652,485

	Leisure Equipment & Products – 0.5%

2,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	2,704,489

	Machinery – 0.2%

1,120	Cummins Engine Inc.	4.875%	10/01/43	A	1,121,664

	Media – 5.7%

2,000	Clear Channel Worldwide	6.500%	11/15/22	BB–	2,042,500

5,565	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,345,939

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,040,000

3,060	NBC Universal Media LLC	6.400%	4/30/40	A–	3,517,865

1,925	NBC Universal Media LLC, (4)	4.450%	1/15/43	A–	1,724,461

3,590	News America Holdings Inc., (4)	6.650%	11/15/37	BBB+	4,190,471

1,635	SES SA, 144A, (4)	3.600%	4/04/23	BBB	1,523,362

54	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$2,000	Sinclair Television Group	5.375%	4/01/21	B1	$1,970,000

1,800	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	1,701,000

3,000	Thomson Reuters Corporation	4.300%	11/23/23	BBB+	3,012,900

2,410	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,084,761

2,000	UnityMedia Hessen GmBH, 144A, (4)	7.500%	3/15/19	BB–	2,175,000

2,987	Viacom Inc.	4.375%	3/15/43	BBB+	2,522,136
33,972	Total Media				33,850,395

	Metals & Mining – 5.7%

3,035	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	3,099,603

1,625	Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	1,641,143

4,530	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	3,533,400

5,925	ArcelorMittal, (4)	6.750%	2/25/22	BB+	6,443,437

2,050	Cliffs Natural Resources Inc., (4)	4.800%	10/01/20	BBB–	2,037,528

1,535	Freeport McMoRan Copper & Gold, Inc., (4)	3.550%	3/01/22	BBB	1,458,864

3,700	Newmont Mining Corporation, (4)	3.500%	3/15/22	Baa1	3,149,384

2,000	Nucor Corporation	4.000%	8/01/23	A	1,952,360

2,770	Rio Tinto Finance USA PLC, (4)	2.875%	8/21/22	A–	2,581,720

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,433,419

3,895	Vale Overseas Limited	6.875%	11/10/39	A–	4,029,078

2,340	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	2,470,055
34,845	Total Metals & Mining				33,829,991

	Oil, Gas & Consumable Fuels – 7.2%

3,230	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	3,572,816

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,397,742

1,500	Cenovus Energy Inc.	3.800%	9/15/23	BBB+	1,462,326

2,000	Cheniere Energy Inc., 144A, (4)	5.625%	2/01/21	BB+	1,955,000

1,500	Chesapeake Energy Corporation	6.125%	2/15/21	BB–	1,608,750

2,000	Cimarex Energy Company	5.875%	5/01/22	BB+	2,115,000

2,000	Continental Resources Inc.	5.000%	9/15/22	BBB–	2,077,500

2,100	Denbury Resources Incorporated, (4)	4.625%	7/15/23	BB	1,895,250

4,785	Lukoil International Finance, 144A	6.125%	11/09/20	BBB	5,184,547

2,000	Nabors Industries Inc.	4.625%	9/15/21	BBB	2,002,344

2,495	Petrobras International Finance Company	6.875%	1/20/40	Baa1	2,359,636

2,255	Petro-Canada	6.800%	5/15/38	BBB+	2,698,924

3,000	Petroleos Mexicanos	5.500%	1/21/21	BBB+	3,225,000

2,000	Range Resources Corporation	6.750%	8/01/20	BB	2,165,000

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,921,550

1,955	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,938,009

Nuveen Investments	55

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,560	Spectra Energy Partners LP, (4)	4.750%	3/15/24	BBB	$2,609,672

1,750	Targa Resources Inc., 144A, (4)	4.250%	11/15/23	BB	1,566,250
41,030	Total Oil, Gas & Consumable Fuels				42,755,316

	Paper & Forest Products – 1.2%

1,785	Domtar Corporation	6.750%	2/15/44	BBB–	1,820,920

2,485	Domtar Corporation	4.400%	4/01/22	BBB–	2,379,301

2,265	International Paper Company	8.700%	6/15/38	BBB	3,119,442
6,535	Total Paper & Forest Products				7,319,663

	Pharmaceuticals – 0.6%

1,375	AbbVie Inc.	2.900%	11/06/22	A	1,285,152

2,000	Forest Laboratories Inc., 144A	5.000%	12/15/21	BB+	2,007,500
3,375	Total Pharmaceuticals				3,292,652

	Real Estate Investment Trust – 1.2%

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,243,993

2,995	Prologis Inc.	6.875%	3/15/20	BBB	3,527,544

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,118,586
6,510	Total Real Estate Investment Trust				6,890,123

	Road & Rail – 0.2%

1,125	Hertz Corporation, (4)	6.250%	10/15/22	B	1,161,563

	Specialty Retail – 0.6%

1,225	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,283,188

2,000	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,096,350
3,225	Total Specialty Retail				3,379,538

	Thrifts & Mortgage Finance – 0.5%

2,730	WEA Finance LLC, 144A	4.625%	5/10/21	A2	2,881,114

	Tobacco – 1.2%

2,200	Altria Group Inc., (4)	2.850%	8/09/22	Baa1	2,025,586

2,000	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	1,865,262

2,705	Lorillard Tobacco, (4)	6.875%	5/01/20	Baa2	3,121,767
6,905	Total Tobacco				7,012,615

	Transportation Infrastructure – 0.7%

3,800	Asciano Finance, 144A	5.000%	4/07/18	Baa2	4,028,859

	Wireless Telecommunication Services – 1.2%

2,780	American Tower Company	5.050%	9/01/20	BBB	2,939,778

1,300	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,344,850

2,610	SBA Tower Trust, 144A	3.598%	4/15/18	BBB	2,551,215
6,690	Total Wireless Telecommunication Services				6,835,843
$323,114	Total Corporate Bonds (cost $327,205,680)				335,552,783

56	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 4.5%

		Capital Markets – 0.3%

$2,415		Goldman Sachs Capital II	4.000%	N/A (5)	BB+	$1,697,745

		Commercial Banks – 1.2%

1,620		Fifth Third Bancorp.	5.100%	N/A (5)	BBB–	1,433,700

3,500		Wachovia Capital Trust III	5.570%	N/A (5)	BBB+	3,202,500

2,760		Wells Fargo Capital Trust X	5.950%	12/15/36	BBB+	2,708,940
7,880		Total Commercial Banks				7,345,140

		Diversified Financial Services – 0.8%

4,000		General Electric Capital Corporation, (4)	7.125%	N/A (5)	AA–	4,470,000

		Electric Utilities – 0.3%

1,785		Electricite de France, 144A	5.250%	N/A (5)	A3	1,775,183

		Insurance – 1.9%

1,500		Allstate Corporation, (4)	5.750%	8/15/53	Baa1	1,511,250

2,970		Catlin Insurance Company Limited	7.249%	N/A (5)	BBB+	3,081,375

2,205		Lincoln National Corporation	6.050%	4/20/67	BBB	2,188,462

1,500		Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,451,250

2,755		ZFS Finance USA Trust V	6.500%	5/09/37	A	2,927,187
10,930		Total Insurance				11,159,524
$27,010		Total $1,000 Par (or similar) Institutional Structures (cost $25,524,190)				26,447,592

Principal Amount (000)		Description (1)		Optional Call Provisions (6)	Ratings (2)	Value

		MUNICIPAL BONDS – 1.0%

		Illinois – 1.0%

$5,765		Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$6,281,717
$5,765		Total Municipal Bonds (cost $5,765,000)				6,281,717

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 29.1%

$3,778		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$3,929,510

3,075		AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,465,528

—	(12)	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Serioes 1997-3	6.960%	3/25/27	Baa2	338

868		Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	CC	369,481

1,250		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB	1,224,962

750		CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa3	737,273

Nuveen Investments	57

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$163	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	$162,500

171	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AA+	173,589

1,432	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	1,162,255

908	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.675%	2/25/34	A	860,520

524	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.408%	9/25/23	BB+	509,898

5,680	Credit Suisse Commercial Mortgage Trust, Series 2013-6	3.500%	8/25/43	AAA	5,434,021

4,902	Credit Suisse Commerical Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,955,754

2,962	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.201%	4/25/33	A+	2,841,097

2,550	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	2,678,849

6,930	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	7,139,177

4,564	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	4,836,132

5,968	Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	6,482,432

5,667	Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	5,837,212

2,004	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	2,130,585

5,545	Fannie Mae Mortgage Pool AL3617	3.500%	9/01/27	Aaa	5,802,883

1,546	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,592,664

120	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	133,782

511	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	576,596

1,018	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	1,106,183

846	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	965,905

724	Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	801,424

1,846	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	2,026,997

369	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	410,205

1,258	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	1,402,053

612	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	661,043

78	Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	86,046

8	Fannie Mae Mortgage Pool 535206	7.000%	2/01/15	Aaa	7,990

123	Fannie Mae Mortgage Pool 545359	2.393%	3/01/31	Aaa	131,744

272	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	314,074

191	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	218,413

1,222	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	1,372,721

2,042	Fannie Mae Mortgage Pool 555843	2.205%	8/01/30	Aaa	2,168,162

88	Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	91,641

407	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	435,060

1,784	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	2,006,370

58	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,188		Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	$3,556,403

475		Fannie Mae Mortgage Pool 725553	2.173%	9/01/33	Aaa	502,786

2,180		Fannie Mae Mortgage Pool 735054	5.156%	11/01/34	Aaa	2,328,418

2,329		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	2,627,821

1,417		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	1,555,724

243		Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	273,068

803		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	902,867

1,488		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	1,672,657

3,269		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	3,464,015

—	(12)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	429

—	(12)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	273

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	10,795

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	11,025

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	2,103

13		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	14,560

104		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	113,148

7		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	7,901

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	11,417

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	11,672

69		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	76,956

38		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	40,766

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	10,951

327		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	370,468

916		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	1,025,207

1,140		Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	4.653%	12/25/42	B1	977,347

3,000		Fannie Mae TBA Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	3,258,047

5,735		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	5,903,466

11		Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	11,806

21		Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	23,228

Nuveen Investments	59

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$30	Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	$32,753

18	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	19,250

68	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	75,993

815	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.710%	5/15/23	Aaa	820,158

736	Federal Home Loan Mortgage Corporation, REMIC 2901 UB	5.000%	3/15/33	Aaa	742,711

1,008	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.760%	6/15/39	Aaa	1,011,621

5	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	5,796

844	FNBC 1993-A Pass-Through Trust Certificates	8.080%	1/05/18	Aa1	917,835

2,336	Freddie Mac Gold Pool 1G2163	2.466%	9/01/37	Aaa	2,484,899

398	Freddie Mac Gold Pool 846984	1.926%	6/01/31	Aaa	416,563

551	Freddie Mac Gold Pool 847180	2.390%	3/01/30	Aaa	590,439

456	Freddie Mac Gold Pool 847190	2.318%	4/01/29	Aaa	486,842

767	Freddie Mac Gold Pool 847240	2.287%	7/01/30	Aaa	809,836

582	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	643,456

819	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	932,623

488	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	550,485

229	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	249,026

299	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	306,595

870	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	891,673

77	Freddie Mac Non Gold Participation Certificates 846757	2.322%	5/01/25	Aaa	81,609

623	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	648,372

707	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	Ba3	736,690

5,926	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	6,361,158

148	Government National Mortgage Association Pool 537699	7.500%	11/15/30	Aaa	167,917

1	Government National Mortgage Association Pool 8259	1.625%	8/20/23	Aaa	721

862	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.557%	3/25/35	BBB+	851,836

2,097	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.438%	4/25/47	CCC	1,772,614

5,570	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	5,954,491

1,347	LB-UBS Commerical Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2	4.367%	3/15/36	AAA	1,349,702

924	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.494%	7/25/47	BB+	936,417

2,742	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	2,886,141

1,564	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,671,144

836	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB+	869,904

4,185	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	4,322,933

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,797	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%		11/01/19	A–	$1,994,662

2,940	RBSSP Resecuritization Trust 2010-10	0.288%		9/26/36	N/R	2,699,591

2,594	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.335%		10/26/36	N/R	2,460,993

565	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%		2/25/41	AAA	564,873

2,612	Springleaf Mortgage Loan Trust 2011-1	4.050%		1/25/58	AAA	2,714,193

284	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.517%		8/25/34	N/R	278,363

2,150	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.408%		11/25/23	N/R	2,132,753

1,608	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%		8/10/16	Aaa	1,686,549

6,013	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%		2/15/35	Aaa	6,339,437

839	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.240%		6/15/20	Aaa	830,781

3,580	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.621%		10/20/35	D	2,922,276

914	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%		3/25/37	Caa2	845,177
$166,405	Total Asset-Backed and Mortgage-Backed Securities (cost $166,321,842)					172,078,244

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.4%

	Indonesia – 0.2%

$1,300	Republic of Indonesia, 144A	4.875%		5/05/21	Baa3	$1,287,000

	Poland – 0.2%

1,000	Republic of Poland, (4)	3.000%		3/17/23	A2	910,500

	Russia – 0.4%

2,500	Russian Federation, 144A	4.875%		9/16/23	Baa1	2,525,000

	South Africa – 0.6%

3,365	Republic of South Africa, (4)	5.875%		9/16/25	Baa1	3,499,600
$8,165	Total Sovereign Debt (cost $8,171,972)					8,222,100
	Total Long-Term Investments (cost $556,991,544)					569,403,377

Shares	Description (1)	Coupon				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.7%

	Money Market Funds – 11.7%

69,397,695	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.175	% (7)			$69,397,695
	Total Investments Purchased with Collateral from Securities Lending (cost $69,397,695)					69,397,695

Nuveen Investments	61

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Core Plus Bond Fund (continued)

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

12,180,590	First American Treasury Obligations Fund, Class Z	0.000	% (7)	$12,180,590

	Total Short-Term Investments (cost $12,180,590)			12,180,590
	Total Investments (cost $638,569,829) – 110.0%			650,981,662
	Other Assets Less Liabilities – (10.0)% (9)			(59,141,113)
	Net Assets – 100%			$591,840,549

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (9)
Citigroup	Japanese Yen	591,000,000	U.S. Dollar	5,747,484	2/14/14	$134,253
JPMorgan	Australian Dollar	3,500,000	U.S. Dollar	3,178,627	1/17/14	57,033
JPMorgan	U.S. Dollar	6,617,247	Australian Dollar	7,000,000	1/17/14	(374,061)
JPMorgan	U.S. Dollar	6,164,753	Mexican Peso	80,000,000	2/20/14	(62,820)
						$(245,595)

Credit Default Swaps outstanding:

Clearing House	Referenced Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY21 Index	Sell	3.05%	$6,100,000	5.000%	12/20/18	$530,190	$185,816

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (9)
Deutsche Bank AG	$23,000,000	Receive	3-Month USD-LIBOR-BBA	1.741%	Semi-Annually	11/08/22	$2,119,045	$2,119,045
JPMorgan	12,000,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	789,932	789,932
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-BBA	2.739	Semi-Annually	11/21/23	464,071	463,541
	$52,000,000						$3,373,048	$3,372,518
*	Citigroup is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(50)	3/14	$(5,965,625)	$77,390
U.S. Treasury 10-Year Note	Short	(413)	3/14	(50,818,359)	954,809
U.S. Treasury Long Bond	Short	(44)	3/14	(5,645,750)	96,926
U.S. Treasury Ultra Bond	Short	(44)	3/14	(5,995,000)	87,613
				$(68,424,734)	$1,216,738

62	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $67,535,540.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3—Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(10)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(12)	Principal Amount (000) rounds to less than $1,000.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	63

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 97.8%

		CONVERTIBLE PREFERRED SECURITIES – 0.4%

		Diversified Financial Services – 0.4%

75		Bank of America Corporation	7.250%		BB+	$79,575
		Total Convertible Preferred Securities (cost $63,225)				79,575

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 1.5%

		Commercial Banks – 0.5%

2,400		PNC Financial Services	6.125%		BBB	$60,600

2,000		Regions Financial Corporation	6.375%		BB	44,300
		Total Commercial Banks				104,900

		Consumer Finance – 0.4%

3,000		Discover Financial Services	6.500%		BB	69,120

		Diversified Financial Services – 0.2%

1,875		Citigroup Inc.	7.125%		BB+	48,637

		Insurance – 0.4%

2,400		Hartford Financial Services Group Inc.	7.875%		BB+	68,784
		Total $25 Par (or similar) Retail Structures (cost $292,963)				291,441

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 49.0%

		Auto Components – 1.0%

$50		Ahern Rentals Inc., 144A	9.500%	6/15/18	B	$54,125

45		American & Axle Manufacturing Inc.	6.625%	10/15/22	B+	47,363

50		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	52,000

40		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	38,800
185		Total Auto Components				192,288

		Automobiles – 1.7%

200	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	300,079

30		General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB+	28,538
		Total Automobiles				328,617

		Building Products – 0.3%

60		Owens Corning Incorporated	4.200%	12/15/22	BBB–	57,296

64	Nuveen Investments

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 2.8%

$40	E Trade Financial Corporation	6.375%	11/15/19	B2	$42,950

125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	143,322

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	82,310

30	Lazard Group LLC	4.250%	11/14/20	BBB	29,935

75	Morgan Stanley	5.500%	7/24/20	A	83,880

75	Morgan Stanley	4.875%	11/01/22	BBB+	76,775

75	Morgan Stanley	3.750%	2/25/23	A	72,980
505	Total Capital Markets				532,152

	Chemicals – 0.7%

25	Hexion US Finance	6.625%	4/15/20	Ba3	25,625

25	Huntsman International LLC	8.625%	3/15/21	B+	28,250

25	Momentive Performance Materials Inc.	8.875%	10/15/20	B3	26,313

50	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	56,750
125	Total Chemicals				136,938

	Commercial Banks – 1.8%

45	CIT Group Inc.	5.000%	8/01/23	BB–	43,313

25	HSBC Holdings PLC	6.800%	6/01/38	A+	30,754

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	35,283

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	200,744

25	Wells Fargo & Company	3.450%	2/13/23	A+	23,636
330	Total Commercial Banks				333,730

	Commercial Services & Supplies – 0.4%

27	Ceridian Corporation, 144A	8.875%	7/15/19	B1	31,050

50	Iron Mountain Inc.	5.750%	8/15/24	B1	46,375
77	Total Commercial Services & Supplies				77,425

	Communications Equipment – 0.3%

50	IntelSat Jackson Holdings, 144A	6.625%	12/15/22	B–	51,500

	Computers & Peripherals – 0.2%

30	Seagate HDD Cayman	7.000%	11/01/21	BBB–	33,113

	Construction & Engineering – 1.0%

200	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB	195,750

	Consumer Finance – 0.9%

100	Capital One Bank	3.375%	2/15/23	Baa1	92,968

75	Discover Financial Services	5.200%	4/27/22	BBB	78,045
175	Total Consumer Finance				171,013

Nuveen Investments	65

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.7%

$20	Ball Corporation	4.000%	11/15/23	BB+	$17,900

100	Reynolds Group	7.125%	4/15/19	B+	106,500
120	Total Containers & Packaging				124,400

	Diversified Consumer Services – 1.1%

200	Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	203,000

	Diversified Financial Services – 4.1%

115	Bank of America Corporation	5.875%	1/05/21	A	132,179

100	Bank of America Corporation	5.700%	1/24/22	A	113,186

140	BNP Paribas	2.700%	8/20/18	A+	142,625

95	Citigroup Inc.	4.500%	1/14/22	A	100,673

30	Citigroup Inc.	6.125%	8/25/36	BBB+	31,985

130	General Electric Capital Corporation	5.300%	2/11/21	AA	145,421

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	32,140

40	JPMorgan Chase & Company	3.375%	5/01/23	A	37,280

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	53,708
720	Total Diversified Financial Services				789,197

	Diversified Telecommunication Services – 2.1%

25	AT&T, Inc.	5.550%	8/15/41	A	25,372

35	Brasil Telecom SA, 144A	5.750%	2/10/22	BBB–	32,200

20	CyrusOne LP Finance	6.375%	11/15/22	B+	20,700

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	143,144

65	Qwest Corporation	6.750%	12/01/21	BBB–	71,173

55	Verizon Communications	5.150%	9/15/23	A–	59,053

20	Verizon Communications	6.550%	9/15/43	A–	23,399

20	Windstream Corporation	6.375%	8/01/23	BB+	18,700
390	Total Diversified Telecommunication Services				393,741

	Electric Utilities – 1.6%

55	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	50,625

50	FirstEnergy Corporation	4.250%	3/15/23	Baa3	46,608

200	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	200,988
305	Total Electric Utilities				298,221

	Energy Equipment & Services – 1.0%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	21,724

25	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	25,188

25	Precision Drilling Corporation	6.500%	12/15/21	Ba1	26,625

85	Transocean Inc.	3.800%	10/15/22	BBB–	80,565

25	Weatherford International Limited	7.000%	3/15/38	Baa2	27,672
180	Total Energy Equipment & Services				181,774

66	Nuveen Investments

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Food & Staples Retailing – 1.1%

$200		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	$203,524

		Food Products – 0.2%

20		JBS USA LLC	7.250%	6/01/21	BB	20,850

25		Pinnacle Foods Finance LLC, 144A	4.875%	5/01/21	B–	23,625
45		Total Food Products				44,475

		Gas Utilities – 0.1%

25		AmeriGas Finance LLC	6.750%	5/20/20	Ba2	27,313

		Health Care Providers & Services – 1.0%

25		HCA Holdings Inc.	7.750%	5/15/21	B–	27,313

25		Kindred Healthcare Inc.	8.250%	6/01/19	B–	26,625

100	EUR	Labco SAS, 144A	8.500%	1/15/18	BB–	146,169
		Total Health Care Providers & Services				200,107

		Hotels, Restaurants & Leisure – 0.6%

25		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	26,375

25		Viking Cruises Limited, 144A	8.500%	10/15/22	B+	28,250

50		Wynn Las Vegas LLC	5.375%	3/15/22	BBB–	50,500
100		Total Hotels, Restaurants & Leisure				105,125

		Independent Power Producers & Energy Traders – 0.4%

22		Calpine Corporation, 144A	7.500%	2/15/21	BB+	24,008

25		Constellation Energy Group	5.150%	12/01/20	BBB+	26,603

20		Genon Energy Inc.	9.500%	10/15/18	B	22,650
67		Total Independent Power Producers & Energy Traders				73,261

		Industrial Conglomerates – 0.1%

20		Abengoa Finance SAU, 144A	8.875%	11/01/17	B+	21,500

		Insurance – 0.8%

50		Genworth Holdings Inc.	4.800%	2/15/24	BBB–	49,388

35		Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	40,142

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	31,020

35		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	30,077
150		Total Insurance				150,627

		IT Services – 0.5%

75		Computer Sciences Corporation	4.450%	9/15/22	BBB	72,341

20		First Data Corporation	6.750%	11/01/20	BB–	20,800
95		Total IT Services				93,141

		Machinery – 0.7%

55		Eaton Corporation	4.150%	11/01/42	A–	48,858

50		Ingersoll Rand, 144A	5.750%	6/15/43	BBB	50,749

Nuveen Investments	67

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Machinery (continued)

$40		Terex Corporation	6.000%	5/15/21	BB–	$41,350
145		Total Machinery				140,957

		Media – 2.5%

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	18,750

20		Comcast Corporation	6.400%	5/15/38	A–	23,095

55		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	52,835

50		Dish DBS Corporation	4.250%	4/01/18	BB–	51,000

50		Gannett Company Inc., 144A	5.125%	7/15/20	Ba1	50,625

25		McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	27,625

30		NBC Universal Media LLC	4.375%	4/01/21	A–	31,753

70		News America Holdings Inc.	6.650%	11/15/37	BBB+	81,708

45		SES SA, 144A	3.600%	4/04/23	BBB	41,927

40		Time Warner Inc.	6.100%	7/15/40	BBB+	43,655

28		Viacom Inc.	4.375%	3/15/43	BBB+	23,642

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	22,711
		Total Media				469,326

		Metals & Mining – 4.3%

105		Alcoa Inc.	5.400%	4/15/21	BBB–	107,235

45		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	45,447

35	CAD	Allied Nevada Gold Corporation, 144A	8.750%	6/01/19	B–	21,087

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	19,500

85		ArcelorMittal	6.750%	2/25/22	BB+	92,438

35		Century Aluminum Company, 144A	7.500%	6/01/21	B	34,125

70		Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	69,574

25		Coeur d’Alene Mines Corporation,	7.875%	2/01/21	BB–	25,375

50		FMG Resources, 144A	8.250%	11/01/19	BB+	56,125

75		Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	71,280

45		Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	48,825

65		Newmont Mining Corporation	3.500%	3/15/22	Baa1	55,327

35		Teck Resources Limited	6.250%	7/15/41	BBB	34,840

25		Vale Overseas Limited	6.875%	11/10/39	A–	25,861

35		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	22,663

80		Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	83,446
		Total Metals & Mining				813,148

		Oil, Gas & Consumable Fuels – 9.0%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	60,259

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	55,307

80		Apache Corporation	4.250%	1/15/44	A–	71,925

68	Nuveen Investments

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

30	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	$26,265

$25		Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	23,813

25		Bill Barrett Corporation	7.000%	10/15/22	B1	25,938

25		Calumet Specialty Products, 144A	7.625%	1/15/22	B+	25,250

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	29,247

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,163

50		Continental Resources Inc.	5.000%	9/15/22	BBB–	51,938

25		Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	27,125

200		Gazprom OAO Via Gaz Capital SA, 144A	3.850%	2/06/20	Baa1	193,000

50		Gibson Energy, 144A	6.750%	7/15/21	BB	52,875

25		Halcon Resources Corporation	9.750%	7/15/20	CCC+	26,063

50		Hercules Offshore LLC, 144A	7.500%	10/01/21	B	53,000

30		Key Energy Services Inc.	6.750%	3/01/21	BB–	30,750

25		Kodiak Oil and Gas Corporation	5.500%	2/01/22	B	24,875

20		Linn Energy LLC Finance Corporation, 144A	7.000%	11/01/19	B+	20,200

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	25,500

55		Nabors Industries Inc.	4.625%	9/15/21	BBB	55,064

25		Niska Gas Storage US LLC	8.875%	3/15/18	B	26,000

30		Offshore Group Investment Limited	7.500%	11/01/19	B–	32,625

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	19,134

25		PBF Holding Company LLC	8.250%	2/15/20	BB+	27,125

200		Pertamina PT, 144A	4.875%	5/03/22	Baa3	183,500

25		Petrobras International Finance Company	5.375%	1/27/21	Baa1	24,810

50		Petrobras International Finance Company	6.875%	1/20/40	Baa1	47,287

25		Sandridge Energy Inc.	8.125%	10/15/22	B2	26,500

200		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	193,654

25		SM Energy Company	6.625%	2/15/19	BB–	26,563

200		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	177,797

50		Western Refining Inc.	6.250%	4/01/21	B+	50,375
		Total Oil, Gas & Consumable Fuels				1,718,927

		Paper & Forest Products – 1.2%

25		Domtar Corporation	4.400%	4/01/22	BBB–	23,937

80		Domtar Corporation	6.750%	2/15/44	BBB–	81,610

30		International Paper Company	8.700%	6/15/38	BBB	41,317

50		Resolute Forest Products, 144A	5.875%	5/15/23	BB–	46,250

25		Tembec Industries, Inc.	11.250%	12/15/18	B3	27,375
210		Total Paper & Forest Products				220,489

Nuveen Investments	69

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 0.1%

$25	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	$26,344

	Real Estate Investment Trust – 0.6%

80	HCP Inc.	3.750%	2/01/19	BBB+	83,095

15	Prologis Inc.	6.875%	3/15/20	BBB	17,667

20	Simon Property Group, L.P.	5.650%	2/01/20	A	22,740
115	Total Real Estate Investment Trust				123,502

	Real Estate Management & Development – 0.1%

25	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	24,750

	Road & Rail – 0.2%

30	Hertz Corporation	7.375%	1/15/21	B	32,925

	Software – 0.1%

25	BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	25,750

	Textiles, Apparel & Luxury Goods – 0.1%

20	Jones Group	6.875%	3/15/19	B+	21,200

	Thrifts & Mortgage Finance – 0.2%

40	WEA Finance LLC, 144A	4.625%	5/10/21	A2	42,214

	Tobacco – 0.6%

100	Altria Group Inc.	2.850%	8/09/22	Baa1	92,072

30	Reynolds American Inc.	3.250%	11/01/22	Baa2	27,651
130	Total Tobacco				119,723

	Transportation Infrastructure – 0.2%

35	Asciano Finance, 144A	5.000%	4/07/18	Baa2	37,108

	Wireless Telecommunication Services – 2.6%

70	American Tower Company	5.050%	9/01/20	BBB	74,023

50	Crown Castle International Corporation	5.250%	1/15/23	BB–	49,000

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	195,000

50	Sprint Corporation, 144A	7.250%	9/15/21	BB–	53,688

100	VimpelCom Limited/VIP Finance Ireland, 144A	9.125%	4/30/18	BB	117,250
470	Total Wireless Telecommunication Services				488,961
	Total Corporate Bonds (cost $9,208,934)				9,324,552

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Real Estate Investment Trust – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$20,432
$20	Total Convertible Bonds (cost $20,343)				20,432

70	Nuveen Investments

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 4.0%

		Capital Markets – 1.0%

100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (3)	N/R	$144,862

$75		Goldman Sachs Capital II	4.000%	N/A (3)	BB+	52,725
		Total Capital Markets				197,587

		Commercial Banks – 1.6%

30	EUR	Barclays Bank PLC	4.750%	N/A (3)	BBB–	35,080

200		Barclays PLC	8.250%	N/A (3)	BB+	206,500

35		Fifth Third Bancorp.	5.100%	N/A (3)	BBB–	30,975

30		Rabobank Nederland, 144A	11.000%	N/A (3)	A–	39,713
		Total Commercial Banks				312,268

		Diversified Financial Services – 0.3%

50		JPMorgan Chase & Company	6.000%	N/A (3)	BBB	47,812

		Electric Utilities – 0.5%

100		Electricite de France, 144A	5.250%	N/A (3)	A3	99,450

		Insurance – 0.4%

25		Genworth Financial Inc.	6.150%	11/15/66	Ba1	22,125

50		Prudential Financial Inc.	5.200%	3/15/44	BBB+	48,375
75		Total Insurance				70,500

		IT Services – 0.2%

25		Zayo Escrow Corporation	8.125%	1/01/20	B1	27,375
		Total $1,000 (Par or Similar) Institutional Structures (cost $773,473)				754,992

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.7%

$79		Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$64,881

89		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	82,054

47		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	44,436

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	153,638

680		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	699,975

222		Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.889%	10/15/54	AAA	224,482
$1,262		Total Asset-Backed and Mortgage-Backed Securities (cost $1,279,047)				1,269,466

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 36.1%

		Bermuda – 0.6%

100		Bermuda Government, 144A	5.603%	7/20/20	AA–	$107,500

Nuveen Investments	71

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Canada – 0.8%

150	CAD	Province of Ontario	4.200%	3/08/18	Aa2	$152,679

		Indonesia – 0.5%

100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	105,700

		Ireland – 0.8%

100	EUR	Irish Republic Treasury Bond	5.500%	10/18/17	BBB+	156,352

		Italy – 0.4%

50	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	6/01/17	BBB+	74,547

		Malaysia – 1.6%

1,000	MYR	Republic of Malaysia	3.172%	7/15/16	A	304,103

		Mexico – 10.6%

20	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A	165,175

90	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	672,856

65	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	549,459

38	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	299,065

40	MXN	United Mexican States	9.500%	12/18/14	A	322,883
253	MXN	Total Mexico				2,009,438

		Norway – 1.0%

1,100	NOK	Norwegian Government Bond	3.750%	5/25/21	AAA	193,148

		Poland – 1.7%

850	PLN	Republic of Poland	2.500%	7/25/18	A	267,291

50		Republic of Poland	5.000%	3/23/22	A2	53,438
		Total Poland				320,729

		Russian – 1.1%

200		Russian Federation, 144A	4.500%	4/04/22	Baa1	202,500

		South Africa – 3.9%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	A–	358,421

200		Republic of South Africa	5.875%	9/16/25	Baa1	208,000

1,500	ZAR	Republic of South Africa	10.500%	12/21/26	A–	168,498
		Total South Africa				734,919

		Sweden – 0.9%

1,000	SEK	Republic of Sweden	3.500%	6/01/22	AAA	169,331

		Trinidad and Tobago – 1.1%

200		Republic of Trinidad and Tobago	4.375%	1/16/24	A	205,300

		Turkey – 6.0%

1,000	TRY	Republic of Turkey, Government Bond	9.000%	3/08/17	BBB	452,257

785	TRY	Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	373,322

72	Nuveen Investments

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Turkey (continued)

430	TRY	Republic of Turkey, Government Bond	7.100%	3/08/23	BBB	$163,856

200		Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	153,100
		Total Turkey				1,142,535

		Ukraine – 0.5%

100		Republic of Ukraine, 144A	7.750%	9/23/20	CCC+	92,250

		United Kingdom – 4.6%

270	GBP	United Kingdom Gilt	1.250%	7/22/18	Aa1	434,791

250	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	Aa1	447,821
520	GBP	Total United Kingdom				882,612
		Total Sovereign Debt (cost $7,421,842)				6,853,643
		Total Long-Term Investments (cost $19,059,827)				18,594,101

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.0%

		Repurchase Agreements – 3.0%

$567		Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $567,489, collateralized by $610,000 U.S. Treasury Notes, 1.250%, due 2/29/20, value $580,428	0.000%	1/02/14		$567,489

		Total Short-Term Investments (cost $567,489)				567,489
		Total Investments (cost $19,627,316) – 100.8%				19,161,590
		Other Assets Less Liabilities – (0.8)% (5)				(153,351)
		Net Assets –100%				$19,008,239
Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
Bank of America	U.S. Dollar	648,548	Malaysian Ringgit	2,100,000	2/11/14	$(9,104)
Barclays Bank PLC	Australian Dollar	1,840,000	U.S. Dollar	1,668,107	2/13/14	29,920
Barclays Bank PLC	Polish Zloty	825,000	U.S. Dollar	271,322	2/20/14	(903)
Barclays Bank PLC	U.S. Dollar	1,663,912	Australian Dollar	1,840,000	2/13/14	(25,725)
Citigroup	Australian Dollar	420,000	U.S. Dollar	380,764	2/13/14	6,830
Citigroup	Euro	440,500	U.S. Dollar	598,350	2/14/14	(7,634)
Citigroup	Euro	104,000	U.S. Dollar	141,340	2/14/14	(1,730)
Citigroup	Japanese Yen	95,000,000	U.S. Dollar	923,876	2/14/14	21,580
Citigroup	Swedish Krona	2,300,000	U.S. Dollar	345,891	1/17/14	(11,595)
Citigroup	U.S. Dollar	684,504	Mexican Peso	9,000,000	1/17/14	3,860
Citigroup	U.S. Dollar	166,053	Swedish Krona	1,100,000	1/17/14	4,919
Citigroup	U.S. Dollar	17,111	Swedish Krona	110,000	1/17/14	(14)
Citigroup	U.S. Dollar	1,474,017	Australian Dollar	1,630,000	2/13/14	(22,797)
Citigroup	U.S. Dollar	1,910,846	Euro	1,400,000	2/14/14	15,095
Credit Suisse	Norwegian Krone	2,490,000	U.S. Dollar	404,271	2/18/14	(5,518)
Credit Suisse	Pound Sterling	544,000	U.S. Dollar	892,503	2/10/14	(8,084)
Credit Suisse	U.S. Dollar	979,988	Pound Sterling	600,000	2/10/14	13,306

Nuveen Investments	73

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

Investments in Derivatives as of December 31, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
Credit Suisse	U.S. Dollar	210,228	Norwegian Krone	1,300,000	2/18/14	$3,719
Credit Suisse	U.S. Dollar	3,787	Norwegian Krone	23,000	2/18/14	(1)
Credit Suisse	U.S. Dollar	839,343	Malaysian Ringgit	2,700,000	3/04/14	(18,142)
Goldman Sachs	U.S. Dollar	962,063	Pound Sterling	590,000	2/20/14	14,609
JPMorgan	South African Rand	1,660,000	U.S. Dollar	159,317	2/20/14	2,224
JPMorgan	Turkish Lira	340,000	U.S. Dollar	165,815	2/11/14	9,008
JPMorgan	Turkish Lira	916,000	U.S. Dollar	426,304	2/11/14	3,848
Morgan Stanley	Brazilian Real	4,200,000	U.S. Dollar	1,781,926	1/03/14	2,814
Morgan Stanley	Canadian Dollar	525,000	U.S. Dollar	495,169	1/10/14	1,056
Morgan Stanley	Canadian Dollar	1,000,000	U.S. Dollar	933,471	1/10/14	(7,695)
Morgan Stanley	Japanese Yen	86,000,000	U.S. Dollar	838,182	2/10/14	21,383
Morgan Stanley	U.S. Dollar	1,810,891	Brazilian Real	4,200,000	1/03/14	(31,779)
Morgan Stanley	U.S. Dollar	1,767,305	Brazilian Real	4,200,000	2/04/14	(3,037)
Morgan Stanley	U.S. Dollar	244,637	Canadian Dollar	260,000	1/10/14	66
Morgan Stanley	U.S. Dollar	819,822	Japanese Yen	86,000,000	2/10/14	(3,023)
Nomura Securities	U.S. Dollar	919,094	New Zealand Dollar	1,100,000	1/08/14	(14,967)
						$(17,511)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (5)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-BBA	2.078%	Semi-Annually	2/19/23	$13,166
Morgan Stanley	1,000,000	Receive	3-Month USD-LIBOR-BBA	2.095	Semi-Annually	3/19/23	67,269
	$1,200,000						$80,435

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	2	3/14	$382,914	$(1,985)
U.S. Treasury 5-Year Note	Short	(11)	3/14	(1,312,437)	16,832
U.S. Treasury 10-Year Note	Short	(1)	3/14	(123,047)	1,419
U.S. Treasury Long Bond	Short	(3)	3/14	(384,938)	7,614
U.S. Treasury Ultra Bond	Short	(6)	3/14	(817,500)	14,090
				$(2,255,008)	$37,970
*	The aggregate Notional Amount at Value of long and short positions is $382,914 and $(2,637,922), respectively.

74	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	75

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 110.9%

	COMMON STOCKS – 1.6%

	Airlines – 0.2%

61,200	Delta Air Lines, Inc.	$1,681,164

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)	30,195

585	Dayton Superior, Class 1, (2), (3)	33,550
	Total Building Products	63,745

	Capital Markets – 0.3%

58,000	BlackRock Kelso Capital Corporation	541,140

39,309	China Private Equity Investment Holdings Limited, (2)	3,243

64,000	Och-Ziff Capital Management Group, Class A	947,200

54,000	Prospect Capital Corporation	605,880

48,000	Technology Investment Capital Corporation	496,320
	Total Capital Markets	2,593,783

	Chemicals – 0.2%

15,700	LyondellBasell Industries NV	1,260,396

	Containers & Packaging – 0.1%

17,400	Packaging Corp. of America	1,101,072

	Media – 0.1%

37,000	Cablevision Systems Corporation, (4)	663,410

	Metals & Mining – 0.2%

21,200	Freeport-McMoRan Copper & Gold, Inc.	800,088

499,059	Northland Resources SA, (2)	400,708
	Total Metals & Mining	1,200,796

	Oil, Gas & Consumable Fuels – 0.1%

13,500	Pembina Pipeline Corporation	475,605

82,000	Pengrowth Energy Corporation	508,400
	Total Oil, Gas & Consumable Fuels	984,005

	Real Estate Investment Trust – 0.3%

11,500	Camden Property Trust	654,120

39,200	Colony Financial Inc.	795,368

22,400	Mid-America Apartment Communities	1,360,576
	Total Real Estate Investment Trust	2,810,064

76	Nuveen Investments

Shares	Description (1)				Value

	Road & Rail – 0.1%

7,300	Norfolk Southern Corporation				$677,659
	Total Common Stocks (cost $10,754,293)				13,036,094

Shares	Description (1), (5)				Value

	EXCHANGE-TRADED FUNDS – 0.2%

50,000	PowerShares Senior Loan Portfolio				1,244,000

13,000	Vanguard FTSE Europe ETF				764,400
	Total Exchange-Traded Funds (cost $1,959,088)				2,008,400

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.3%

	Electric Utilities – 0.2%

30,000	NextEra Energy Inc.	5.889%		BBB	$1,698,900

	Metals & Mining – 0.1%

45,300	ArcelorMittal (19)	6.000%		BB–	1,177,800
	Total Convertible Preferred Securities (cost $2,467,476)				2,876,700

Principal Amount (000)	Description (1)	Coupon	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.0% (8)

	Hotels, Restaurants & Leisure – 0.5%

$2,000	Caesars Entertainment Corporation, Term Loan B5	4.488%	1/28/18	B–	$1,888,334

2,000	Rock Ohio Caesar LLC, Term Loan B, (WI/DD)	TBD	3/29/19	BB–	1,916,666
4,000	Total Hotels, Restaurants & Leisure				3,805,000

	Oil, Gas & Consumable Fuels – 0.5%

2,000	Arch Coal Inc., Term Loan B, DD1	6.250%	5/16/18	BB–	1,976,500

2,000	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B2	2,046,428
4,000	Total Oil, Gas & Consumable Fuels				4,022,928
$8,000	Total Variable Rate Senior Loan Interests (cost $7,650,063)				7,827,928

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 5.1%

	Capital Markets – 0.8%

122,330	Morgan Stanley	4.000%		BB+	$2,299,804

66,903	Saratoga Investment Corporation, (4)	7.500%		N/R	1,698,667

169,434	UBS Preferred Funding Trust IV	0.865%		BBB–	2,558,453
	Total Capital Markets				6,556,924

	Commercial Banks – 0.4%

110,000	Regions Financial Corporation	6.375%		BB	2,436,500

35,000	Royal Bank of Scotland Group PLC	6.750%		BB	758,450
	Total Commercial Banks				3,194,950

Nuveen Investments	77

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Shares	Description (1)	Coupon	Ratings (6)	Value

	Consumer Finance – 0.3%

50,000	Ally Financial Inc.	8.500%	B	$1,342,500

50,000	Discover Financial Services	6.500%	BB	1,152,000
	Total Consumer Finance			2,494,500

	Diversified Financial Services – 0.4%

82,830	Bank of America Corporation	4.000%	BB+	1,620,983

71,079	RBS Capital Trust	6.080%	BB+	1,491,238
	Total Diversified Financial Services			3,112,221

	Household Durables – 0.1%

55,624	Hovnanian Enterprises Incorporated, (2)	7.625%	Caa3	781,517

	Insurance – 0.2%

51,131	Endurance Specialty Holdings Limited	7.500%	BBB–	1,294,126

	Oil, Gas & Consumable Fuels – 0.1%

50,000	Teekay Offshore Partners LP	7.250%	N/R	1,240,000

	Real Estate Investment Trust – 2.5%

51,900	Ashford Hospitality Trust Inc.	8.450%	N/R	1,303,728

40,000	CommomWealth REIT	7.250%	Ba1	872,000

75,000	Coresite Realty Corporation	7.250%	N/R	1,693,500

50,000	Corporate Office Properties Trust	7.375%	BB	1,177,000

65,000	Dupont Fabros Technology	7.875%	Ba2	1,556,100

22,024	First Potomac Realty Trust	7.750%	N/R	531,880

70,000	General Growth Properties	6.375%	N/R	1,410,500

41,677	Hersha Hospitality Trust (20)	8.000%	N/R	1,041,925

54,000	Kite Realty Group Trust	8.250%	N/R	1,363,500

70,000	LaSalle Hotel Properties	7.500%	N/R	1,719,200

56,749	Northstar Realty Finance Corporation	8.500%	N/R	1,321,684

50,000	Pebblebrook Hotel Trust	7.875%	N/R	1,248,500

40,500	Pebblebrook Hotel Trust	6.500%	N/R	824,580

50,000	Realty Income Corporation	6.625%	Baa2	1,196,500

40,000	Retail Properties of America	7.000%	N/R	844,000

79,000	Summit Hotel Properties Inc.	7.125%	N/R	1,709,560

40,000	Summit Hotel Properties Inc.	9.250%	N/R	1,079,600
	Total Real Estate Investment Trust			20,893,757

	Specialty Retail – 0.3%

88,000	TravelCenters of America LLC	8.250%	N/R	2,303,840
	Total $25 Par (or similar) Retail Structures (cost $42,769,516)			41,871,835

78	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 78.4%

		Aerospace & Defense – 0.3%

$2,026		Erickson Air–Crane Inc., 144A, (4)	8.250%	5/01/20	B1	$2,096,910

		Airlines – 0.4%

2,950		Air Canada, 144A	8.750%	4/01/20	BB–	3,134,375

		Auto Components – 2.7%

1,900		Ahern Rentals Inc., 144A, (4)	9.500%	6/15/18	B	2,056,750

2,500		Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	B+	2,556,250

3,515		Chassix Inc., 144A	9.250%	8/01/18	B–	3,743,475

2,500		Cooper Standard Holding Inc.	7.375%	4/01/18	B	2,512,500

3,100		Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	3,154,250

2,250		Pittsburgh Glass Works LLC, 144A	8.000%	11/15/18	B	2,368,125

2,000		Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	B1	2,120,000

3,500		Stackpole International Intermediate Company, 144A, (4)	7.750%	10/15/21	B+	3,640,000
21,265		Total Auto Components				22,151,350

		Automobiles – 0.8%

3,000		DriveTime Automotive Group Inc, DT Acceptance Corporation	12.625%	6/15/17	B	3,315,000

2,750		Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	3,128,125
5,750		Total Automobiles				6,443,125

		Beverages – 0.8%

2,450		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,947,750

2,000		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	2,100,000

2,000		Crestview DS Merger Sub II Inc., 144A, (4)	10.000%	9/01/21	B–	2,145,000
6,450		Total Beverages				6,192,750

		Building Products – 1.7%

2,150		Associated Asphalt Partners Limited Liability Corporation, 144A	8.500%	2/15/18	B	2,214,500

3,000		Builders FirstSource Inc., 144A, (4)	7.625%	6/01/21	B–	3,135,000

3,300		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	3,555,750

2,500		Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	2,431,250

2,250		US Concrete Inc., 144A	8.500%	12/01/18	B	2,300,625
13,200		Total Building Products				13,637,125

		Capital Markets – 0.5%

1,250		Ace Cash Express Inc., 144A	11.000%	2/01/19	B	1,003,125

2,000	EUR	UT2 Funding PLC	5.321%	6/30/16	B+	2,737,653
		Total Capital Markets				3,740,778

		Chemicals – 1.5%

2,250		Cornerstone Chemical Company, 144A	9.375%	3/15/18	B–	2,368,125

2,250		Eagle Spinco Inc., 144A	4.625%	2/15/21	BB	2,205,000

Nuveen Investments	79

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Chemicals (continued)

$3,450		Ineos Group Holdings SA, 144A, (4)	6.125%	8/15/18	B–	$3,467,250

2,775		Momentive Performance Materials Inc.	8.875%	10/15/20	B3	2,920,688

1,190		Petrologistics LP Finance Corporation, 144A	6.250%	4/01/20	B	1,192,975

425		TPC Group Inc., 144A	8.750%	12/15/20	B	451,563
12,340		Total Chemicals				12,605,601

		Commercial Banks – 2.0%

1,500		Banco Do Brasil, 144A	5.875%	1/26/22	Baa3	1,440,000

2,500		Caixa Economica Federal, 144A	3.500%	11/07/22	Baa2	2,025,000

1,050		Gazprombank Eurobond Finance PLC	7.875%	4/29/49	N/R	1,039,500

2,000		Promsvyazbank Finance, 144A	10.200%	11/06/19	B1	2,137,500

2,000		Russian Standard Bank ZAO Finance SA	10.750%	4/10/18	B	1,985,000

1,500		Speedy Cash Inc, 144A, (4)	10.750%	5/15/18	B	1,578,750

2,000		Turkiye Halk Bankasi, (4)	3.875%	2/05/20	Baa2	1,749,800

2,800		Vnesheconombank via VEB Finance PLC, 144A	4.224%	11/21/18	BBB	2,803,500

1,400		VTB Bank OJSC via VTB Capital SA, Loan Participiation, 144A	6.875%	5/29/18	BBB	1,527,680
16,750		Total Commercial Banks				16,286,730

		Commercial Services & Supplies – 2.4%

1,500		ABX Group Inc.	8.750%	12/01/20	CCC+	1,530,000

1,915		ADT Corporation, 144A, (4)	6.250%	10/15/21	BBB–	2,010,750

3,125		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	3,203,125

700		Clean Harbors Inc., (4)	5.250%	8/01/20	BB+	721,000

3,140	EUR	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	5,033,331

2,000		GDR Holding II Corporation, 144A	10.750%	6/01/19	B	2,180,000

2,000		Iron Mountain Inc.	5.750%	8/15/24	B1	1,855,000

1,500		R.R. Donnelley & Sons Company, (4)	8.250%	3/15/19	BB	1,717,500

1,000		Square Two Financial Corporation, (4)	11.625%	4/01/17	B	1,033,750
		Total Commercial Services & Supplies				19,284,456

		Communications Equipment – 1.2%

3,000		Avaya Inc., 144A, (4)	10.500%	3/01/21	CCC+	2,865,000

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,980,000

2,500		Griffey Intermediate Inc. Finance, 144A, (4)	7.000%	10/15/20	CCC+	1,981,250

2,875		IntelSat Jackson Holdings, 144A, (4)	6.625%	12/15/22	B–	2,961,250
10,375		Total Communications Equipment				9,787,500

		Computers & Peripherals – 0.4%

1,000		Hutchinson Technology Inc.	8.500%	1/15/17	N/R	930,000

2,000		NCR Escrow Corporation, 144A	5.875%	12/15/21	BB	2,037,500
3,000		Total Computers & Peripherals				2,967,500

80	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Construction & Engineering – 0.6%

$2,500		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	$2,562,500

2,565		Wyle Services Corporation, 144A	10.500%	4/01/18	CCC+	2,622,713
5,065		Total Construction & Engineering				5,185,213

		Construction Materials – 0.5%

2,000		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	2,255,000

2,000		Cemex SAB de CV, 144A	9.000%	1/11/18	BB–	2,195,000
4,000		Total Construction Materials				4,450,000

		Consumer Finance – 0.3%

2,500		Home Credit & Finance Bank LLC Eurasia Capital	9.375%	4/24/20	BB–	2,500,000

		Containers & Packaging – 1.5%

1,360		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	CCC+	1,373,600

2,700		Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	2,673,000

1,000		Beverage Packaging Holdings Luxembourg II SA / Issuer Inc., 144A, (4)	6.000%	6/15/17	CCC+	1,012,500

3,000	EUR	Beverage Packaging Holdings Luxembourg II SA	9.500%	6/15/17	CCC+	4,266,405

2,850		Plastipak Holdings Inc., 144A	6.500%	10/01/21	B+	2,949,750
		Total Containers & Packaging				12,275,255

		Diversified Consumer Services – 1.5%

2,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B	2,110,000

2,500		Jones Group Inc.	6.125%	11/15/34	B+	2,121,875

3,500		NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	3,683,750

2,500		Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	2,537,500

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B	1,935,000
12,500		Total Diversified Consumer Services				12,388,125

		Diversified Financial Services – 1.3%

1,750		CNG Holdings Inc., 144A, (4)	9.375%	5/15/20	B	1,610,000

3,000		Jefferies Finance LLC Corpration, 144A	7.375%	4/01/20	B+	3,120,000

1,600		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,584,000

4,110		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	4,264,125
10,460		Total Diversified Financial Services				10,578,125

		Diversified Telecommunication Services – 1.7%

2,300		CenturyLink Inc.	7.650%	3/15/42	BB+	2,052,750

3,500		Citizens Communications Company	9.000%	8/15/31	Ba2	3,438,750

1,300		IntelSat Limited, 144A	6.750%	6/01/18	B–	1,381,250

2,135		Sprint Capital Corporation	8.750%	3/15/32	BB–	2,289,788

2,225		Telecom Italia Capital, (4)	7.175%	6/18/19	BBB–	2,497,563

2,000		TW Telecom Holdings Inc., 144A	5.375%	10/01/22	BB–	1,965,000
13,460		Total Diversified Telecommunication Services				13,625,101

Nuveen Investments	81

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Electric Utilities – 1.7%

$1,500		Energy Future Intermediate Holding Company LLC, 144A, (4)	12.250%	3/01/22	Caa1	$1,762,500

2,800		FirstEnergy Corporation	4.250%	3/15/23	Baa3	2,610,028

1,800		Intergen NV, 144A	7.000%	6/30/23	B+	1,863,000

1,697		Midwest Generation LLC	8.560%	1/02/16	N/R	1,943,305

2,969		Mirant Americas Generation LLC	9.125%	5/01/31	BB–	3,020,958

1,000		Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	927,500

3,000		Texas Competitive Electric Holdings, 144A	11.500%	10/01/20	CCC–	2,205,000
14,766		Total Electric Utilities				14,332,291

		Energy Equipment & Services – 1.5%

1,850		Forum Energy Technologies Inc., 144A	6.250%	10/01/21	BB	1,942,500

2,500		Hercules Offshore LLC, 144A, (4)	8.750%	7/15/21	B	2,787,500

1,400		Marine Accurate Well ASA	9.500%	4/03/18	N/R	1,473,500

15,000	NOK	North Atlantic Drilling Limited	6.100%	10/30/18	N/R	2,466,902

2,000		Santa Maria Offshore Limited	8.875%	7/03/18	B	2,140,000

1,200		Trolldrilling & Services Limited	13.750%	8/19/16	N/R	1,290,012
		Total Energy Equipment & Services				12,100,414

		Food & Staples Retailing – 1.0%

1,750		Bi-Lo LLC Finance Corporation, 144A, (4)	8.625%	9/15/18	CCC+	1,828,750

2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B	2,650,000

4,000		Rite Aid Corporation, 144A	6.875%	12/15/28	CCC+	3,810,000
8,250		Total Food & Staples Retailing				8,288,750

		Food Products – 2.0%

3,000		B&G Foods Inc.	4.625%	6/01/21	BB–	2,880,000

2,500		Dole Food Company, 144A, (4)	7.250%	5/01/19	CCC+	2,493,750

2,800		JBS USA LLC, (4)	7.250%	6/01/21	BB	2,919,000

3,500		Land O Lakes Capital Trust I	7.450%	3/15/28	BB	3,360,000

2,000		Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B	1,860,000

1,450		Minerva Luxembourg SA, 144A	7.750%	1/31/23	BB–	1,439,125

1,450		Mriya Agro Holding PLC, 144A	9.450%	4/19/18	B–	1,239,750
16,700		Total Food Products				16,191,625

		Gas Utilities – 0.3%

2,810		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,904,838

		Health Care Equipment & Supplies – 0.5%

2,425		Community Health Systems, Inc., (4)	7.125%	7/15/20	B	2,515,938

1,250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	1,827,108
		Total Health Care Equipment & Supplies				4,343,046

		Health Care Providers & Services – 2.0%

1,250		HCA Holdings Inc.	6.250%	2/15/21	B–	1,307,813

1,820		Iasis Healthcare Capital Corporation, (4)	8.375%	5/15/19	CCC+	1,929,200

82	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Health Care Providers & Services (continued)

1,240	EUR	Labco SAS, 144A	8.500%	1/15/18	BB–	$1,812,491

$2,000		Lifepoint Hospitals Inc., 144A, (4)	5.500%	12/01/21	Ba1	2,007,500

2,725		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	2,915,750

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC+	1,990,000

1,000		Select Medical Corporation, (4)	6.375%	6/01/21	B–	977,500

—	(9)	Symbion Inc.	11.000%	8/23/15	CCC+	492

2,000		Tenet Healthcare Corporation, (4)	6.750%	2/01/20	B3	2,050,000

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,566,000
		Total Health Care Providers & Services				16,556,746

		Hotels, Restaurants & Leisure – 2.3%

30		Greektown Holdings, (3)	10.750%	12/01/14	N/R	—

2,000		Harrah’s Operating Company, Inc.	10.750%	2/01/16	CCC–	1,610,000

3,000		Harrah’s Operating Company, Inc.	10.000%	12/15/18	CCC–	1,440,000

1,850		Mohegan Tribal Gaming Authority, (4)	9.750%	9/01/21	B3	1,993,375

2,000		Roc Finance LLC and Roc Finance 1 Corporation, 144A, (4)	12.125%	9/01/18	B	2,055,000

2,750		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	2,901,250

2,540		Station Casinos LLC	7.500%	3/01/21	CCC+	2,705,100

2,300		Viking Cruises Limited, 144A	8.500%	10/15/22	B+	2,599,000

1,040		Wynn Las Vegas LLC Corporation, (4)	5.375%	3/15/22	BBB–	1,050,400

2,550		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	2,553,188
20,060		Total Hotels, Restaurants & Leisure				18,907,313

		Household Durables – 0.9%

2,500		Beazer Homes USA, Inc., 144A, (4)	7.500%	9/15/21	CCC+	2,587,500

3,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	3,112,500

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	B1	1,790,000
7,500		Total Household Durables				7,490,000

		Household Products – 0.3%

1,900		Reynolds Group	9.875%	8/15/19	CCC+	2,113,750

		Independent Power Producers & Energy Traders – 0.9%

1,777		Calpine Corporation, 144A	7.500%	2/15/21	BB+	1,939,151

3,300		Dynegy Holdings, Inc., (4)	5.875%	6/01/23	B+	3,118,500

2,600		Mirant Americas Generation LLC, (4)	8.500%	10/01/21	BB–	2,736,500
7,677		Total Independent Power Producers & Energy Traders				7,794,151

		Industrial Conglomerates – 0.7%

1,250		Abengoa Finance SAU, 144A, (4)	8.875%	11/01/17	B+	1,343,750

1,000		Foresight Energy Limited Liability Corporation, 144A	7.875%	8/15/21	CCC+	1,027,500

9,000	NOK	Grieg Seafood ASA	8.660%	12/21/15	N/R	1,550,624

2,000		OAS Financial Limited, 144A, (4)	8.875%	7/25/63	BB–	1,770,000
		Total Industrial Conglomerates				5,691,874

Nuveen Investments	83

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Insurance – 0.2%

$2,000		Compass Investors Incorporated, 144A	7.750%	1/15/21	CCC+	$2,045,000

		Internet Software & Services – 0.3%

2,250		Equinix Inc., (4)	5.375%	4/01/23	BB	2,199,375

		IT Services – 0.3%

2,050		First Data Corporation, (4)	12.625%	1/15/21	B–	2,406,188

		Leisure Equipment & Products – 0.7%

2,000		Cinemark USA Inc.	4.875%	6/01/23	BB–	1,880,000

2,925	CAD	Gateway Casinos & Entertainment Limited	8.500%	11/26/20	B+	2,764,659

1,500		Seminole Hard Rock Entertainment, Inc., 144A	5.875%	5/15/21	BB–	1,473,750
		Total Leisure Equipment & Products				6,118,409

		Machinery – 1.7%

3,000		Commercial Vehicle Group	7.875%	4/15/19	B	2,992,500

2,000		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	2,085,000

3,050		Harsco Corporation	5.750%	5/15/18	BBB–	3,201,146

2,100	EUR	Loxam SAS, 144A	7.375%	1/24/20	B	3,091,209

2,250		Trinseo Materials Operating, 144A, (4)	8.750%	2/01/19	B	2,323,125
		Total Machinery				13,692,980

		Marine – 1.6%

10,725	NOK	BOA SBL AS, 144A	7.200%	4/19/18	N/R	1,759,407

2,500	EUR	CMA CGM SA, 144A	8.750%	12/15/18	Caa1	3,374,776

12,000	NOK	E Forland AS	8.410%	9/04/18	B	1,988,360

2,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,050,000

2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	2,040,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,216,500
		Total Marine				13,429,043

		Media – 4.5%

1,000		American Media Inc., 144A, (4)	13.500%	6/15/18	CCC–	1,080,000

2,000		American Media Inc., (4)	11.500%	12/15/17	B2	2,175,000

932		Baker & Taylor Inc., 144A	15.000%	4/01/17	B3	792,200

1,900		Belo Corporation	7.250%	9/15/27	BB	1,971,250

3,500		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,281,250

2,850		Charter Communications, CCO Holdings LLC, (4)	5.125%	2/15/23	BB–	2,643,375

3,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	3,225,000

3,300		Dish DBS Corporation, (4)	5.875%	7/15/22	BB–	3,300,000

1,500		Lynx II Corporation, 144A, (4)	6.375%	4/15/23	B	1,526,250

2,200		McClatchy Company	9.000%	12/15/22	B1	2,420,000

3,000		McGraw-Hill Global Education Holdings, 144A, (4)	9.750%	4/01/21	BB	3,315,000

3,600		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	3,627,000

84	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Media (continued)

$2,650		Nara Cable Funding Limited, 144A, (4)	8.875%	12/01/18	BB–	$2,848,750

1,650	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,498,941

2,900		WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	3,356,750
		Total Media				37,060,766

		Metals & Mining – 5.9%

1,000		Aleris International Inc., (3)	10.000%	12/15/16	N/R	10

2,215	CAD	Allied Nevada Gold Corporation, 144A	8.750%	6/01/19	B–	1,334,526

1,600		Anglogold Holdings PLC, (4)	8.500%	7/30/20	Baa3	1,652,160

2,965		Century Aluminum Company, 144A, (4)	7.500%	6/01/21	B	2,890,875

1,725		Coeur d’Alene Mines Corporation	7.875%	2/01/21	BB–	1,750,875

1,800		Commercial Metals Inc.	4.875%	5/15/23	BB+	1,674,000

3,550		Eldorado Gold Corporation, 144A, (4)	6.125%	12/15/20	BB	3,416,875

2,000		FMG Resources, 144A, (4)	6.875%	4/01/22	BB+	2,180,000

2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,617,338

2,805		Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	3,043,425

3,000		Magnetation LLC Finance Corporation, 144A	11.000%	5/15/18	B–	3,270,000

1,000		Molycorp Inc., 144A, (4)	10.000%	6/01/20	B3	992,500

2,350		New Gold Incorporated, 144A	6.250%	11/15/22	BB–	2,273,625

1,522		Northland Resources AB, (10)	4.000%	10/15/20	N/R	136,935

3,032		Northland Resources AB	15.000%	7/15/19	Caa2	2,092,425

2,750		Permian Holdings Incorporated, 144A	10.500%	1/15/18	B–	2,708,750

2,650		Severstal OAO Via Steel Capital SA, 144A, (4)	4.450%	3/19/18	BB+	2,620,188

2,000		Tempel Steel Company, 144A	12.000%	8/15/16	B–	1,930,000

825		Thompson Creek Metals Company, (4)	7.375%	6/01/18	Caa2	703,313

2,000		Tizir Limited	9.000%	9/28/17	N/R	2,075,000

2,000		TMK OAO Capital SA, 144A, (4)	6.750%	4/03/20	B+	1,925,000

2,400		Vedanta Resources PLC, 144A, (4)	6.000%	1/31/19	BB	2,322,000

2,000		Walter Energy Inc., 144A, (4)	9.500%	10/15/19	B	2,110,000

2,400		Wise Metals Group, 144A	8.750%	12/15/18	B–	2,526,000

1,750		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	1,133,125
		Total Metals & Mining				48,378,945

		Multiline Retail – 0.4%

3,950		J.C. Penney Corporation Inc.	6.375%	10/15/36	Caa2	2,942,750

		Oil, Gas & Consumable Fuels – 14.4%

2,500		Armstrong Energy Inc.	11.750%	12/15/19	B–	2,487,500

1,500	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,313,250

2,000		Athlon Holdings LP Finance Corporation, 144A, (4)	7.375%	4/15/21	CCC+	2,100,000

1,900		Atlas Pipeline LP Finance, (4)	6.625%	10/01/20	B2	1,985,500

Nuveen Investments	85

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$2,155		Bill Barrett Corporation, (4)	7.000%	10/15/22	B1	$2,235,813

2,300		Bluewater Holding BV	10.000%	12/10/19	N/R	2,305,750

2,400		Bonanza Creek Energy Inc.	6.750%	4/15/21	B–	2,514,000

3,000		Breitburn Energy Partners LP, (4)	7.875%	4/15/22	B–	3,120,000

2,075		Calumet Specialty Products, 144A	7.625%	1/15/22	B+	2,095,750

3,524		Cheniere Energy Inc., 144A, (4)	5.625%	2/01/21	BB+	3,444,700

2,000		Chesapeake Energy Corporation	6.875%	11/15/20	BB–	2,260,000

2,125		Concho Resources Inc., (4)	5.500%	10/01/22	BB+	2,194,063

2,500		Connacher Oil and Gas Limited, 144A, (4)	8.500%	8/01/19	B	1,718,750

2,410		Continental Resources Inc.	5.000%	9/15/22	BBB–	2,503,388

750		Crestwood Midstream Partners LP, 144A, (4)	6.125%	3/01/22	BB	768,750

1,975		Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	2,142,875

2,000		Denbury Resources Incorporated, (4)	4.625%	7/15/23	BB	1,805,000

2,500		Diamondback Energy Inc., 144A, (4)	7.625%	10/01/21	CCC+	2,637,500

2,000		Everest Acquisition LLC Finance, 144A, (4)	7.750%	9/01/22	B	2,240,000

11,000	NOK	GasLog Limited	7.150%	6/27/18	N/R	1,831,728

2,875		Gastar Exploration USA, 144A	8.625%	5/15/18	B–	2,824,688

1,950		Gibson Energy, 144A	6.750%	7/15/21	BB	2,062,125

1,000		Halcon Resources Corporation, 144A	9.750%	7/15/20	CCC+	1,041,250

1,900		Halcon Resources Corporation	9.750%	7/15/20	CCC+	1,980,750

500		Holly Energy Partners LP	6.500%	3/01/20	BB–	522,500

2,000		ION Geophysical Corporation, 144A	8.125%	5/15/18	B	1,660,000

2,500		Iona Energy Company UK	9.500%	9/27/18	N/R	2,487,500

2,680		Key Energy Services Inc., (4)	6.750%	3/01/21	BB–	2,747,000

2,475		Kodiak Oil and Gas Corporation	5.500%	2/01/22	B	2,462,625

1,965		Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B–	1,901,138

1,895		Linn Energy LLC Finance Corporation, 144A	7.000%	11/01/19	B+	1,913,950

2,000		Martin Mid-Stream Partners LP Finance, (4)	7.250%	2/15/21	B–	2,040,000

2,075		MEG Energy Corportation, 144A	7.000%	3/31/24	BB	2,100,938

1,300		Murphy Oil USA Inc., 144A	6.000%	8/15/23	BB	1,306,500

739		Newfield Exlporation Company	5.625%	7/01/24	BBB–	735,305

950		Niska Gas Storage US LLC	8.875%	3/15/18	B	988,000

1,650		Northern Tier Energy LLC	7.125%	11/15/20	BB–	1,724,250

1,900		NuStar Logistics LP	6.750%	2/01/21	BB+	1,960,640

2,300		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B	2,438,000

1,500	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,435,044

2,650		PBF Holding Company LLC, (4)	8.250%	2/15/20	BB+	2,875,250

2,000		Penn Virginia Corporation	8.500%	5/01/20	B–	2,150,000

2,750		Pertamina PT, 144A	4.875%	5/03/22	Baa3	2,523,125

86	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$3,325		PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	$3,358,250

850		Petroleos de Venezuela SA, 144A, (4)	9.000%	11/17/21	B+	631,125

1,750		Samson Investment Company, 144A, (4)	10.500%	2/15/20	B3	1,907,500

2,000		Sanchez Energy Corporation, 144A	7.750%	6/15/21	CCC+	2,045,000

3,000		Sandridge Energy Inc.	8.125%	10/15/22	B2	3,180,000

2,500		Saratoga Resources Inc.	12.500%	7/01/16	N/R	2,337,500

2,750		Seadrill Limited, 144A	6.125%	9/15/20	N/R	2,743,125

2,500		Seitel Inc.	9.500%	4/15/19	B	2,525,000

11,000	NOK	Ship Finance International Limited	6.700%	10/19/17	N/R	1,822,663

1,200		Sterling Resources UK Limited	9.000%	4/30/19	N/R	1,224,000

1,750		Summit Midstream Holdings LLC Finance, 144A	8.625%	7/01/21	B	1,828,750

1,750		Talos Production LLC, 144A, (4)	9.750%	2/15/18	CCC+	1,789,375

2,025		Vanguard Natural Resources Finance	7.875%	4/01/20	B	2,126,250

2,720		Western Refining Inc., (4)	6.250%	4/01/21	B+	2,740,400
		Total Oil, Gas & Consumable Fuels				117,843,833

		Paper & Forest Products – 2.0%

3,500		Appvion Inc., 144A	9.000%	6/01/20	B2	3,535,000

2,250		Millar Western Forest Products Ltd, (4)	8.500%	4/01/21	B–	2,311,875

2,450		Resolute Forest Products, 144A	5.875%	5/15/23	BB–	2,266,250

3,500		Sappi Papier Holding GmbH, 144A	7.500%	6/15/32	B	2,712,500

1,975		Stora Enso Oyj	7.250%	4/15/36	BB	1,836,750

1,530		Tembec Industries, Inc.	11.250%	12/15/18	B3	1,675,350

2,000		Verso Paper Holdings LLC	11.750%	1/15/19	Ba3	2,120,000
17,205		Total Paper & Forest Products				16,457,725

		Personal Products – 0.5%

3,750		Albea Beauty Holdings SA, 144A, (4)	8.375%	11/01/19	B+	3,900,000

		Pharmaceuticals – 0.9%

3,500		Par Pharmaceutical Companies Inc.	7.375%	10/15/20	B–	3,618,125

750		Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	768,750

3,000		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,161,250
7,250		Total Pharmaceuticals				7,548,125

		Real Estate Investment Trust – 0.5%

1,750		KWG Property Holdings Limited	13.250%	3/22/17	B+	2,043,125

2,000		MPT Operating Partnership Finance	6.375%	2/15/22	Ba1	2,070,000
3,750		Total Real Estate Investment Trust				4,113,125

		Real Estate Management & Development – 2.1%

2,000		Country Garden Holding Company, 144A	7.500%	1/10/23	Ba2	1,915,000

1,000		Evergrande Real Estate Group Limited, 144A	8.750%	10/30/18	BB–	1,007,500

Nuveen Investments	87

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Real Estate Management & Development (continued)

$2,000	Gemdale International Investment Limited	7.125%	11/16/17	BB–	$2,067,500

2,750	Howard Hughes Corporation, 144A	6.875%	10/01/21	Ba3	2,860,000

2,000	Kaisa Group Holdings Limited, 144A, (4)	8.875%	3/19/18	B+	2,045,000

2,765	Mattamy Group Corporation, 144A, (4)	6.500%	11/15/20	BB	2,737,350

3,000	Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	3,030,000

1,250	Shimao Property Holdings Limited	11.000%	3/08/18	BB+	1,396,875
16,765	Total Real Estate Management & Development				17,059,225

	Road & Rail – 0.6%

1,950	Jack Cooper Holdings Corporation, 144A	9.250%	6/01/20	B2	2,101,125

2,750	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	2,722,500
4,700	Total Road & Rail				4,823,625

	Semiconductors & Equipment – 0.5%

1,500	Amkor Technology Inc.	6.375%	10/01/22	BB	1,541,250

2,000	Freescale Semiconductor Inc., (4)	10.750%	8/01/20	CCC+	2,270,000
3,500	Total Semiconductors & Equipment				3,811,250

	Software – 0.9%

2,675	BMC Software Finance Inc., 144A, (4)	8.125%	7/15/21	B–	2,755,250

2,000	First Data Corporation, 144A	11.750%	8/15/21	CCC+	2,110,000

2,500	Interface Security Systems Holdings, 144A	9.250%	1/15/18	B–	2,587,500
7,175	Total Software				7,452,750

	Specialty Retail – 0.5%

2,850	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	2,978,250

450	Toys “R” Us, Inc.	10.375%	8/15/17	B–	385,875

1,000	Toys “R” Us Property Company II LLC	8.500%	12/01/17	Ba2	1,030,000
4,300	Total Specialty Retail				4,394,125

	Tobacco – 0.7%

1,000	Alliance One International Inc.	9.875%	7/15/21	B–	937,500

2,000	North Atlantic Trading Company, 144A	11.500%	7/15/16	B2	2,170,000

2,350	Vector Group Limited	7.750%	2/15/21	Ba3	2,485,125
5,350	Total Tobacco				5,592,625

	Transportation Infrastructure – 0.8%

1,790	Flexi-Van Leasing Inc., 144A	7.875%	8/15/18	BB–	1,897,400

4,000	Navigator Holdings Limited	9.000%	12/18/17	N/R	4,318,672
5,790	Total Transportation Infrastructure				6,216,072

	Wireless Telecommunication Services – 2.2%

1,750	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,813,438

2,075	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,199,500

750	Goodman Networks Inc., 144A	12.125%	7/01/18	B3	791,250

88	Nuveen Investments

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Wireless Telecommunication Services (continued)

$2,000		IntelSat Jackson Holdings, (4)	6.625%	12/15/22	B–	$2,060,000

1,000		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,034,500

1,750		Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,706,250

1,750		Sprint Corporation, 144A	7.250%	9/15/21	BB–	1,879,063

1,475		Sprint Nextel Corporation, (4)	7.000%	8/15/20	BB–	1,596,688

2,950		Telecom Italia Capital, (4)	6.999%	6/04/18	BBB–	3,267,125

2,000		Wind Acquisition Holdings Finance SA, 144A, (4)	12.250%	7/15/17	B	2,105,000
17,500		Total Wireless Telecommunication Services				18,452,814
		Total Corporate Bonds (cost $636,783,465)				641,983,567

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 0.9%

		Commercial Banks – 0.3%

$2,000		Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/60	BB+	$2,135,492

		Diversified Telecommunication Services – 0.1%

1,500		Alaska Communications Systems Group Inc.	6.250%	5/01/18	N/R	1,230,000

		Metals & Mining – 0.1%

1,500		Great Western Mineral Group	8.000%	4/06/17	N/R	600,000

		Oil, Gas & Consumable Fuels – 0.4%

3,300		DCP Midstream LLC	5.850%	5/21/43	Baa3	3,069,000
$8,300		Total Convertible Bonds (cost $8,055,301)				7,034,492

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 5.5%

		Capital Markets – 1.3%

2,000	EUR	Baggot Securities Limited, 144A	10.240%	N/A (11)	N/R	$2,897,235

$4,300		Dresdner Funding Trust, 144A, (4)	8.151%	6/30/31	BB	4,450,500

4,840		Goldman Sachs Capital II	4.000%	N/A (11)	BB+	3,402,520
		Total Capital Markets				10,750,255

		Commercial Banks – 2.0%

2,620	EUR	Barclays Bank PLC	4.750%	N/A (11)	BBB–	3,063,695

1,300	GBP	Barclays Bank PLC	6.000%	N/A (11)	BBB–	2,018,199

1,885		BBVA International Preferred Uniperson, (4)	5.919%	N/A (11)	BB–	1,814,313

1,000		HBOS Capital Funding LP, 144A	6.071%	N/A (11)	BB+	996,250

1,000		RBS Capital Trust, (4)	1.048%	N/A (11)	BB	886,250

3,310		RBS Capital Trust	5.512%	N/A (11)	BB	3,210,700

2,900		Societe Generale, 144A	0.993%	N/A (11)	BBB–	2,530,250

Nuveen Investments	89

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Principal Amount (000) (18)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Commercial Banks (continued)

$2,000		Societe Generale, 144A	7.875%	N/A (11)	BB+	$2,014,000
		Total Commercial Banks				16,533,657

		Consumer Finance – 0.2%

2,000		AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa2	1,680,000

		Diversified Financial Services – 0.5%

3,000	EUR	Barclays PLC	8.000%	N/A (11)	BB+	4,156,376

		Electric Utilities – 0.4%

1,000		AES Gener SA, 144A, (4)	8.375%	12/18/73	Ba2	1,042,500

2,000		Enel SpA	8.750%	9/24/73	BBB–	2,174,734
3,000		Total Electric Utilities				3,217,234

		Insurance – 1.1%

3,800		Genworth Financial Inc.	6.150%	11/15/66	Ba1	3,363,000

3,000		Glen Meadows Pass Through Trust	6.505%	8/15/67	BB+	2,895,000

2,150		XL Capital Ltd	6.500%	10/15/57	BBB	2,115,062
8,950		Total Insurance				8,373,062
		Total $1,000 Par (or similar) Institutional Structures (cost $40,243,466)				44,710,584

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		ASSET-BACKED SECURITIES – 0.0%

$2		Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$2,406
$2		Total Asset-Backed Securities (cost $2,324)				2,406

Shares		Description (1), (5)				Value

		INVESTMENT COMPANIES – 1.5%

157,000		Blackrock Credit Allocation Income Trust IV				$2,050,420

69,000		BlackRock MuniHoldings Insured Fund Inc.				818,340

116,500		First Trust Strategic High Income Fund II				1,869,825

40,500		Gabelli Global Gold Natural Resources and Income Trust				365,310

168,000		Invesco Dynamic Credit Opportunities Fund, (4)				2,167,200

40,000		Invesco Municipal Income Opportunities Trust				248,000

181,500		Pimco Income Strategy Fund				2,052,765

187,000		Pioneer Floating Rate Trust				2,378,640

6,351		WhiteHorse Finance Incorporated				95,963
		Total Investment Companies (cost $12,055,148)				12,046,463

90	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value

	SOVEREIGN DEBT – 0.5%

	Argentina – 0.4%

$1,465	Province of Buenos Aires, 144A	10.875%		1/26/21	CCC+	$1,278,212

2,000	Republic of Argentina	7.000%		10/03/15	B–	1,990,000
3,465	Total Argentina					3,268,212

	Ukraine – 0.1%

800	Republic of Ukraine, 144A	7.800%		11/28/22	CCC+	723,200
$4,265	Total Sovereign Debt (cost $3,723,412)					3,991,412

Shares	Description (1)					Value

	WARRANTS – 0.0%

6,707	FairPoint Communications Inc., (12)					$168
	Total Warrants (cost $0)					168
	Total Long-Term Investments (cost $766,463,552)					777,390,049

Shares	Description (1)	Coupon				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 15.9%

	Money Market Funds – 15.9%

130,267,064	Mount Vernon Securities Lending Trust Prime Portfolio (14)	0.175	% (13)			$130,267,064
	Total Investments Purchased with Collateral from Securities Lending (cost $130,267,064)					130,267,064

Shares	Description (1)	Coupon				Value

	SHORT-TERM INVESTMENTS – 3.4%

	Money Market Funds – 3.4%

27,498,165	First American Treasury Obligations Fund, Class Z	0.000	% (13)			$27,498,165

	Total Short-Term Investments (cost $27,498,165)					27,498,165
	Total Investments (cost $924,228,781) – 114.3%					935,155,278
	Other Assets Less Liabilities – (14.3)% (15)					(116,874,470)
	Net Assets – 100%					$818,280,808

Nuveen Investments	91

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen High Income Bond Fund (continued)

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (15)
Citigroup	Canadian Dollar	8,985,000	U.S. Dollar	8,461,846	2/20/14	$13,935
Citigroup	Euro	1,500,000	U.S. Dollar	2,038,418	2/14/14	(25,090)
Citigroup	Euro	19,069,900	U.S. Dollar	25,903,446	2/14/14	(330,480)
Citigroup	Euro	2,430,000	U.S. Dollar	3,344,513	2/14/14	1,631
Citigroup	Euro	1,500,000	U.S. Dollar	2,058,525	2/14/14	(4,983)
Citigroup	Euro	165,000	U.S. Dollar	225,503	2/14/14	(1,483)
Citigroup	Euro	1,040,000	U.S. Dollar	1,413,402	2/14/14	(17,297)
Citigroup	Euro	1,050,000	U.S. Dollar	1,434,713	2/14/14	(9,743)
Citigroup	Norwegian Krone	71,000,000	U.S. Dollar	11,528,167	3/31/14	(138,306)
Citigroup	Pound Sterling	1,120,000	U.S. Dollar	1,834,921	2/18/14	(19,126)
Citigroup	U.S. Dollar	2,200,805	Euro	1,600,000	2/14/14	270
Citigroup	U.S. Dollar	2,290,677	Euro	1,660,000	2/14/14	(7,062)
Citigroup	U.S. Dollar	1,314,876	Euro	960,000	2/14/14	5,769
Citigroup	U.S. Dollar	325,752	Norwegian Krone	2,000,000	3/31/14	2,881
						$(529,084)

Credit Default Swaps outstanding:

Clearing House	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY21 Index	Buy	3.08%	$15,000,000	5.000%	12/20/18	$(1,303,747)	$(346,553)

Interest Rate Swaps outstanding:

Clearing House	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	$37,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$99,234	$98,694

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(184)	3/14	$(21,953,500)	$276,880
U.S. Treasury 10-Year Note	Short	(122)	3/14	(15,011,719)	275,311
U.S. Treasury Ultra Bond	Short	(19)	3/14	(2,588,750)	56,557
				$(39,553,969)	$608,748

92	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2-Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $126,897,856.

(5)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(9)	Principal Amount (000) rounds to less than $1,000.

(10)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(11)	Perpetual security. Maturity date is not applicable.

(12)	For fair value measurement disclosure purposes, Warrant classified as Level 2. See Notes to Financial Statements, Note 2-Investment Valuation and Fair Value Measurements for more information.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(18)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(19)	For fair value measurement disclosure purposes, Convertible Preferred Securities categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(20)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

DD1	Portion of investment purchased on a delayed delivery basis.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	93

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Inflation Protected Securities Fund

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.5%

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Diversified Financial Services – 0.1%

200	Bank of America Corporation	7.250%		BB+	$212,200

	Metals & Mining – 0.0%

5,000	ArcelorMittal, (10)	6.000%		BB–	130,000
	Total Convertible Preferred Securities (cost $279,350)				342,200

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.1%

	Capital Markets – 0.1%

15,000	UBS Preferred Funding Trust IV	0.865%		BBB–	$226,500

	Thrifts & Mortgage Finance – 0.0%

16,000	Federal National Mortgage Association, (3), (4)	8.250%		Ca	140,000
	Total $25 Par (or similar) Retail Structures (cost $641,200)				366,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	COPORATE BONDS – 8.0%

	Airlines – 0.1%

$175	Air Canada, 144A	6.750%	10/01/19	BB	$184,625

	Auto Components – 0.1%

250	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	269,375

200	Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	203,500
450	Total Auto Components				472,875

	Automobiles – 0.2%

300	Chrysler GP/CG Company, (4)	8.000%	6/15/19	B1	331,500

250	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	284,375
550	Total Automobiles				615,875

	Building Products – 0.1%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	238,733

	Chemicals – 0.3%

200	Eagle Spinco Inc., 144A	4.625%	2/15/21	BB	196,000

250	Hexion US Finance	6.625%	4/15/20	Ba3	256,250

200	PolyOne Corporation	5.250%	3/15/23	BB	195,000

150	Sinochem Overseas Capital Limited	4.500%	11/12/20	BBB+	153,048
800	Total Chemicals				800,298

94	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks – 0.2%

$200	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	$200,750

70	Regions Financial Corporation	7.750%	11/10/14	BBB–	73,854

200	VEB Finance PLC, 144A	4.224%	11/21/18	BBB	200,250

200	VTB Capital SA, 144A	6.875%	5/29/18	BBB	218,240
670	Total Commercial Banks				693,094

	Commercial Services & Supplies – 0.3%

200	Aramark Corporation, 144A	5.750%	3/15/20	BB–	209,000

250	Ceridian Corporation, 144A	8.875%	7/15/19	B1	287,500

250	Clean Harbors Inc., (4)	5.250%	8/01/20	BB+	257,500

250	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	256,680
950	Total Commercial Services & Supplies				1,010,680

	Computers & Peripherals – 0.1%

250	Hewlett Packard Company	3.750%	12/01/20	A–	249,455

	Construction Materials – 0.1%

200	Norbord Inc., 144A	5.375%	12/01/20	Ba2	198,750

	Containers & Packaging – 0.2%

200	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	198,000

325	Reynolds Group	7.125%	4/15/19	B+	346,125
525	Total Containers & Packaging				544,125

	Diversified Financial Services – 0.1%

225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	233,438

	Diversified Telecommunication Services – 0.2%

250	CyrusOne LP Finance	6.375%	11/15/22	B+	258,750

200	Telecom Italia Capital, (4)	7.175%	6/18/19	BBB–	224,500
450	Total Diversified Telecommunication Services				483,250

	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	BBB+	588,525

200	FirstEnergy Corporation	4.250%	3/15/23	Baa3	186,431
770	Total Electric Utilities				774,956

	Energy Equipment & Services – 0.1%

220	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	221,650

	Gas Utilities – 0.1%

250	AmeriGas Finance LLC, (4)	7.000%	5/20/22	Ba2	271,250

	Health Care Providers & Services – 1.1%

1,700	Catholic Health Initiatives	1.600%	11/01/17	Aa3	1,647,722

250	HCA Holdings Inc.	6.250%	2/15/21	B–	261,563

250	HealthSouth Corporation	5.750%	11/01/24	BB–	246,875

Nuveen Investments	95

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	$1,366,929
3,915	Total Health Care Providers & Services				3,523,089

	Hotels, Restaurants & Leisure – 0.1%

200	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc., 144A	4.375%	11/01/18	BBB–	204,500

200	Wynn Las Vegas LLC Corporation, (4)	5.375%	3/15/22	BBB–	202,000
400	Total Hotels, Restaurants & Leisure				406,500

	Household Durables – 0.1%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	259,375

	Independent Power Producers & Energy Traders – 0.2%

317	Calpine Corporation, 144A	7.875%	7/31/20	BB+	347,115

200	Dynegy Holdings, Inc., (4)	5.875%	6/01/23	B+	189,000

200	Mirant Americas Generation LLC, (4)	8.500%	10/01/21	BB–	210,500
717	Total Independent Power Producers & Energy Traders				746,615

	Machinery – 0.1%

250	Harsco Corporation	5.750%	5/15/18	BBB–	262,389

	Media – 0.3%

200	Charter Communications, CCO Holdings LLC, (4)	5.125%	2/15/23	BB–	185,500

300	Dish DBS Corporation	4.250%	4/01/18	BB–	306,000

200	Gannett Company Inc., 144A	5.125%	7/15/20	Ba1	202,500

200	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	201,500

200	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	189,000
1,100	Total Media				1,084,500

	Metals & Mining – 0.6%

175	Anglogold Holdings PLC	8.500%	7/30/20	Baa3	180,705

250	ArcelorMittal	6.750%	2/25/22	BB+	271,875

250	Cliffs Natural Resources Inc., (4)	4.800%	10/01/20	BBB–	248,479

250	Coeur d’Alene Mines Corporation	7.875%	2/01/21	BB–	253,750

200	Commercial Metals Inc.	4.875%	5/15/23	BB+	186,000

200	Eldorado Gold Corporation, 144A, (4)	6.125%	12/15/20	BB	192,500

150	FMG Resources, 144A	8.250%	11/01/19	BB+	168,375

200	Severstal OAO Via Steel Capital SA, 144A, (4)	4.450%	3/19/18	BB+	197,750

200	Vedanta Resources PLC, 144A, (4)	6.000%	1/31/19	BB	193,500
1,875	Total Metals & Mining				1,892,934

	Oil, Gas & Consumable Fuels – 1.2%

200	Bill Barrett Corporation, (4)	7.000%	10/15/22	B1	207,500

250	Calumet Specialty Products, 144A	7.625%	1/15/22	B+	252,500

150	CONSOL Energy Inc.	8.250%	4/01/20	BB	162,375

96	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$225	Continental Resources Inc.	5.000%	9/15/22	BBB–	$233,719

250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	280,000

250	Holly Energy Partners LP	6.500%	3/01/20	BB–	261,250

250	Linn Energy LLC Finance Corporation, 144A	7.000%	11/01/19	B+	252,500

250	Martin Mid-Stream Partners LP Finance, (4)	7.250%	2/15/21	B–	255,000

100	Murphy Oil USA Inc., 144A	6.000%	8/15/23	BB	100,500

200	Newfield Exlporation Company	5.625%	7/01/24	BBB–	199,000

250	Northern Tier Energy LLC	7.125%	11/15/20	BB–	261,250

250	PBF Holding Company LLC, (4)	8.250%	2/15/20	BB+	271,250

200	Range Resources Corporation	5.000%	8/15/22	BB	196,500

500	Regency Energy Partners Finance, (4)	6.500%	7/15/21	BB	530,000

175	SM Energy Company	6.625%	2/15/19	BB–	185,938

150	Targa Resources Inc., 144A, (4)	4.250%	11/15/23	BB	134,250
3,650	Total Oil, Gas & Consumable Fuels				3,783,532

	Personal Products – 0.1%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	208,000

	Pharmaceuticals – 0.2%

250	Endo Pharmaceutical Holdings Inc., (4)	7.000%	12/15/20	B1	267,500

250	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	263,438
500	Total Pharmaceuticals				530,938

	Real Estate Management & Development – 0.1%

200	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	Ba2	222,000

	Road & Rail – 0.1%

175	Hertz Corporation, (4)	7.375%	1/15/21	B	192,063

	Wireless Telecommunication Services – 1.4%

250	Digicel Limited, 144A	7.000%	2/15/20	B1	252,500

225	Frontier Comminications Corporation, (4)	7.625%	4/15/24	Ba2	224,438

3,060	SBA Tower Trust, 144A	3.598%	4/15/18	BBB	2,991,073

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	195,000

200	Sprint Nextel Corporation, (4)	7.000%	3/01/20	BB+	223,000

400	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	419,000
4,335	Total Wireless Telecommunication Services				4,305,011
$24,302	Total Corporate Bonds (cost $24,821,387)				24,410,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 0.1%

	Capital Markets – 0.0%

$200	Goldman Sachs Capital II	4.000%	N/A (5)	BB+	$140,600

Nuveen Investments	97

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 0.1%

$175	Genworth Financial Inc.	6.150%	11/15/66	Ba1	$154,875
$375	Total $1,000 Par (or similar) Institutional Structures (cost $329,927)				295,475

Principal Amount (000)	Description (1)		Optional Call Provisions (6)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.2%

	Illinois – 0.4%

$1,130	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$1,231,282

	Maryland – 0.4%

1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	1,226,338

	Ohio – 0.4%

820	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	820,336

400	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Federally Taxable, Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	421,972
1,220	Total Ohio				1,242,308
$3,600	Total Municipal Bonds (cost $3,639,283)				3,699,928

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 82.2%

$1,100	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	$957,381

2,210	Federal National Mortgage Association	2.125%	1/15/19	AA–	1,879,143

825	FICO STRIPS (I/O)	0.000%	5/02/17	Aaa	794,181

1,055	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	1,114,007

6,784	U.S. Treasury Bonds	2.500%	1/15/29	Aaa	9,296,719

16,183	U.S. Treasury Inflation Indexed Obligations, (4)	0.125%	4/15/16	Aaa	16,616,684

2,226	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	2,442,523

92	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	103,253

4,315	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,633,138

3,762	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,028,173

3,454	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	2,655,612

14,093	U.S. Treasury Inflation Indexed Obligations, (4)	1.125%	1/15/21	Aaa	14,811,670

14,844	U.S. Treasury Inflation Indexed Obligations, (4)	1.125%	1/15/21	Aaa	15,067,522

22,318	U.S. Treasury Inflation Indexed Obligations, (4)	0.125%	7/15/22	Aaa	22,938,656

19,257	U.S. Treasury Inflation Indexed Obligations, (4)	0.125%	7/15/22	Aaa	19,640,331

25,280	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	24,297,004

17,610	U.S. Treasury Inflation Indexed Obligations, (4)	0.125%	7/15/22	Aaa	16,868,611

4,989	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,316,969

98	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$4,459	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	$4,906,602

8,722	U.S. Treasury Inflation Indexed Obligations, (4)	2.500%	1/15/29	Aaa	9,331,606

12,916	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	12,198,203

7,542	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	7,273,667

9,813	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	11,279,353

6,148	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	6,806,254

5,038	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,802,791

3,935	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,204,989

4,019	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	4,723,360

5,354	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	6,015,752

5,380	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	6,045,262

6,873	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,525,439

1,405	U.S. Treasury Notes	1.875%	7/15/19	Aaa	1,561,789
$242,001	Total U.S. Government and Agency Obligations (cost $255,739,730)				250,136,644

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.7%

$2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	$1,978,822

730	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	766,886

6,500	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (4)	5.806%	8/10/45	A	7,137,442

3,800	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, (4)	5.736%	12/10/49	AAA	4,243,699

942	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	973,324

109	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	108,678

2,000	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	AAA	1,864,220

1,920	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	1,793,050

1,260	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	Aaa	1,325,757
$19,261	Total Asset-Backed and Mortgage-Backed Securities (cost $20,788,720)				20,191,878

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 0.4%

10,500	Blackrock Credit Allocation Income Trust IV				$137,130

5,000	Invesco Dynamic Credit Opportunities Fund				64,500

35,000	Pimco Income Strategy Fund				395,850

5,000	Pioneer Floating Rate Trust				63,600

19,000	PowerShares Senior Loan Portfolio, (4)				472,720
	Total Investment Companies (cost $1,144,385)				1,133,800

Nuveen Investments	99

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.7%

	Canada – 0.6%

$1,500	Quebec Province	7.500%		7/15/23	Aa2	$1,914,135

	Poland – 0.1%

250	Republic of Poland	6.375%		7/15/19	A2	292,188
$1,750	Total Sovereign Debt (cost $2,333,843)					2,206,323
	Total Long-Term Investments (cost $309,717,825)					302,782,748

Shares	Description (1)	Coupon				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 42.5%

	Money Market Funds – 42.5%

129,468,738	Mount Vernon Securities Lending Trust Prime Portfolio, (9)	0.175	% (8)			$129,468,738
	Total Investments Purchased with Collateral from Securities Lending (cost $129,468,738)					129,468,738

Shares	Description (1)	Coupon				Value

	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

1,044,585	First American Treasury Obligations Fund, Class Z	0.000	% (8)			$1,044,585

	Total Short-Term Investments (cost $1,044,585)					1,044,585
	Total Investments (cost $440,231,148) – 142.4%					433,296,071
	Other Assets Less Liabilities – (42.4)%					(128,918,251)
	Net Assets – 100%					$304,377,820

Investments in Derivatives as of December 31, 2013

Interest Rate Swaps outstanding:

Clearing House	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	$3,500,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$95,544	$95,121

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(38)	3/14	$(8,352,875)	$15,338
U.S. Treasury 5-Year Note	Short	(48)	3/14	(5,727,000)	(1,940)
U.S. Treasury 10-Year Note	Short	(20)	3/14	(2,460,938)	(2,039)
U.S. Treasury Long Bond	Short	(40)	3/14	(5,132,500)	66,806
U.S. Treasury Ultra Bond	Short	(25)	3/14	(3,406,250)	74,418
				$(25,079,563)	$152,583

100	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $126,714,600.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(7)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(10)	For fair value measurement disclosure purposes, Convertible Preferred Securities categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

I/O	Interest only security.

P/O	Principal only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	101

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Intermediate Government Bond Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 92.8%

	CORPORATE BONDS – 0.5%

	Health Care Providers & Services – 0.5%

$400	Catholic Health Initiatives	1.600%	11/01/17	A+	$387,699
$400	Total Corporate Bonds (cost $399,884)				387,699

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.5%

	Connecticut – 0.6%

$385	Connecticut State, General Obligation Bonds, Various Purpose Taxable Series 2012B, 0.465%, 10/15/14		No Opt. Call	AA	$385,970

	Maryland – 0.8%

570	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.554%, 8/01/15		No Opt. Call	AAA	570,559

	Ohio – 2.1%

285	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	285,117

250	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Federally Taxable, Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	263,733

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	893,773
1,380	Total Ohio				1,442,623
$2,335	Total Municipal Bonds (cost $2,424,804)				2,399,152

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 43.1%

$665	Fannie Mae Notes	1.000%	9/20/17	Aaa	$656,719

340	Fannie Mae Notes	1.000%	4/30/18	Aaa	329,860

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	975,653

750	Fannie Mae Notes	1.625%	11/27/18	Aaa	743,744

225	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	195,828

700	Federal Farm Credit Banks, Consolidated Systemwide Notes	3.000%	9/22/14	Aaa	714,358

845	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.500%	11/16/15	Aaa	863,037

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	332,774

700	Federal Home Loan Bank Bonds	1.300%	6/05/18	Aaa	682,347

102	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	$1,184,358

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	687,734

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	674,753

365	Federal Home Loan Mortgage Corporation, Notes	3.750%	3/27/19	Aaa	397,839

1,700	Federal National Mortgage Association	1.875%	10/15/15	Aaa	1,741,230

435	Federal National Mortgage Association	0.000%	10/09/19	AA–	369,877

710	FICO STRIPS (I/O)	0.000%	5/02/17	Aaa	683,477

250	Financing Corporation	9.400%	2/08/18	Aaa	324,761

1,065	Freddie Mac Notes	0.850%	2/24/16	Aaa	1,065,908

330	Freddie Mac Notes	0.500%	6/06/16	Aaa	328,962

735	Freddie Mac Notes	0.850%	7/29/16	Aaa	735,821

1,645	Freddie Mac Reference Notes, (4)	5.000%	2/16/17	Aaa	1,851,477

685	Freddie Mac Reference Notes, (4)	0.750%	1/12/18	Aaa	666,688

880	Freddie Mac Reference Notes, (4)	0.875%	3/07/18	Aaa	854,821

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	306,113

560	Freddie Mac Reference Notes	1.250%	10/02/19	Aaa	530,509

340	Freddie Mac Reference Notes, (4)	2.375%	1/13/22	Aaa	325,028

505	Private Export Funding	4.550%	5/15/15	Aaa	534,303

345	Private Export Funding	2.125%	7/15/16	Aaa	357,855

335	Private Export Funding, (4)	1.450%	8/15/19	Aaa	318,641

530	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	559,643

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	456,117

645	U.S. Treasury Notes	1.250%	9/30/15	Aaa	655,456

760	U.S. Treasury Notes	3.125%	1/31/17	Aaa	812,487

635	U.S. Treasury Notes, (4)	3.875%	5/15/18	Aaa	699,889

1,670	U.S. Treasury Notes, (4)	2.250%	7/31/18	Aaa	1,721,535

430	U.S. Treasury Notes	1.000%	11/30/19	Aaa	404,032

2,060	U.S. Treasury Notes	2.000%	11/30/20	Aaa	2,005,282

400	U.S. Treasury Notes, (4)	3.125%	5/15/21	Aaa	416,969

2,240	U.S. Treasury Notes	2.000%	2/15/22	Aaa	2,125,724
$29,025	Total U.S. Government and Agency Obligations (cost $29,611,789)				29,291,609

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 45.7%

$645	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$670,707

734	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	818,459

563	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	562,762

466	Commercial Mortgage Pass-Through Certificates 2012-CR2 A1	0.824%	8/15/45	Aaa	464,587

Nuveen Investments	103

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$280	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	$294,148

1,000	Discover Card Master Trust I 2011-A3 A	0.370%	3/15/17	AAA	1,000,286

556	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	569,410

714	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	735,998

651	Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	618,670

953	Fannie Mae Mortgage Pool AD0486	2.344%	4/01/34	Aaa	1,012,218

228	Fannie Mae Mortgage Pool AD0706	2.300%	3/01/38	Aaa	242,404

520	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	517,217

3	Fannie Mae Mortgage Pool 252799	7.000%	10/01/14	Aaa	2,537

204	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	221,237

126	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	139,777

128	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	142,368

133	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	141,810

117	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	124,172

199	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	212,151

1,784	Fannie Mae Mortgage Pool 464158	3.120%	1/01/15	Aaa	1,807,909

869	Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	906,612

54	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	57,538

117	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	126,557

355	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	386,720

68	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	75,743

57	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	60,908

125	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	134,023

265	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	286,866

442	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	485,634

447	Fannie Mae Mortgage Pool 819652	2.629%	3/01/35	Aaa	474,999

160	Fannie Mae Mortgage Pool 848390	1.914%	12/01/35	Aaa	167,767

220	Fannie Mae Mortgage Pool 886034	2.685%	7/01/36	Aaa	235,640

151	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	167,366

308	Fannie Mae Mortgage Pool 913187	2.440%	4/01/37	Aaa	326,097

628	Fannie Mae Mortgage Pool 914224	2.585%	3/01/37	Aaa	670,920

359	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	394,406

182	Fannie Mae Mortgage Pool 995949	2.457%	9/01/36	Aaa	192,884

557	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	560,158

396	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.659%	2/25/42	Aaa	460,518

439	Fannie Mae REMIC Pass-Through Certificates 2009-M1 A1	3.400%	7/25/19	Aaa	459,484

104	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$373	Fannie Mae REMIC Pass-Through Certificates 2010-M4 A1	2.520%	6/25/20	Aaa	$380,621

689	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	712,110

81	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	81,547

160	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	160,293

136	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	138,670

749	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	743,848

418	Freddie Mac Gold Pool 1H1396	2.375%	5/01/37	Aaa	443,893

653	Freddie Mac Gold Pool 780836	2.343%	9/01/33	Aaa	693,712

406	Freddie Mac Gold Pool 848193	2.515%	3/01/36	Aaa	433,390

23	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	25,071

3	Freddie Mac Mortgage Pool, Various E00746	7.000%	9/01/14	Aaa	3,388

76	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	84,810

166	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	187,623

858	Freddie Mac Mulitfamily Structured Pass-Through Certificates, Series K701	2.776%	6/25/17	Aaa	887,144

772	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	817,500

378	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	0.518%	4/25/19	Aaa	377,220

460	Freddie Mac Structured Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	466,422

878	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	913,667

66	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	76,866

34	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	35,098

6	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	6,103

588	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	631,022

106	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	120,137

840	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	947,835

186	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	209,834

19	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	18,827

250	Invitation Homes Trust 2013-SFR1	1.309%	12/17/30	Aaa	250,327

705	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	722,995

673	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%	10/29/20	Aaa	677,788

617	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	643,824

58	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	57,498

63	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	65,696

517	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	563,453

729	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	780,725

115	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	119,552

Nuveen Investments	105

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$619	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%		2/15/35	Aaa	$652,342
$29,673	Total Asset-Backed and Mortgage-Backed Securities (cost $29,887,511)					31,060,518
	Total Long-Term Investments (cost $62,323,988)					63,138,978

Shares	Description (1)	Coupon				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.4%

	Money Market Funds – 10.4%

7,060,274	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.175	% (5)			$7,060,274
	Total Investments Purchased with Collateral from Securities Lending (cost $7,060,274)					7,060,274

Shares	Description (1)	Coupon				Value

	SHORT TERM INVESTMENTS – 4.6%

	Money Market Funds – 4.6%

3,096,114	First American Treasury Obligations Fund, Class Z	0.000	% (5)			$3,096,114

	Total Short-Term Investments (cost $3,096,114)					3,096,114
	Total Investments (cost $72,480,376) – 107.8%					73,295,366
	Other Assets Less Liabilities – (7.8)%					(5,303,145)
	Net Assets – 100%					$67,992,221

Investments in Derivatives as of December 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	18	3/14	$2,147,625	$(26,842)
U.S. Treasury 10-Year Note	Long	22	3/14	2,707,031	(47,455)
U.S. Treasury Long Bond	Short	(29)	3/14	(3,721,062)	68,781
				$1,133,594	$(5,516)
*	The aggregate Notional Amount at Value of long and short positions is $4,854,656 and $(3,721,062), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group ("Standard & Poor's"), Moody’s Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $6,913,606.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3—Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

I/O	Interest only security.

P/O	Principal only security.

See accompanying notes to financial statements.

106	Nuveen Investments

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 95.9%

	CORPORATE BONDS – 45.6%

	Aerospace & Defense – 0.3%

$500	Bombardier Inc., 144A, (3)	4.250%	1/15/16	BB	$522,500

2,000	Bombardier Inc., 144A	7.500%	3/15/18	BB	2,275,000
2,500	Total Aerospace & Defense				2,797,500

	Automobiles – 1.2%

400	Chrysler GP/CG Company	8.000%	6/15/19	B1	442,000

2,700	Daimler Finance NA LLC, 144A	1.250%	1/11/16	A–	2,701,906

2,000	DriveTime Automatove Group Inc, DT Acceptance Corporation	12.625%	6/15/17	B	2,210,000

1,000	General Motors Financial Company Inc., 144A	4.750%	8/15/17	BB+	1,061,250

1,710	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	1,945,125

3,360	Volkswagen International Finance NV, 144A	1.625%	3/22/15	A–	3,397,914
11,170	Total Automobiles				11,758,195

	Beverages – 1.2%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	2,486,449

1,500	Constellation Brands Inc.	8.375%	12/15/14	BB+	1,597,500

2,560	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	BBB+	2,656,893

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	1,962,146

2,700	SABMiller Holdings Inc., 144A	1.850%	1/15/15	BBB+	2,732,365
10,995	Total Beverages				11,435,353

	Biotechnology – 0.4%

2,000	Genentech Inc.	4.750%	7/15/15	AA	2,127,004

1,805	STHI Holding Corporation, 144A	8.000%	3/15/18	B	1,931,350
3,805	Total Biotechnology				4,058,354

	Building Products – 0.1%

750	Hanson Limted	6.125%	8/15/16	BB+	823,125

	Capital Markets – 2.5%

12,030	Goldman Sachs Group, Inc.	6.250%	9/01/17	A	13,772,666

7,800	Morgan Stanley	1.750%	2/25/16	A	7,904,715

2,250	Nomura Holdings Incorporated	2.000%	9/13/16	BBB+	2,268,601
22,080	Total Capital Markets				23,945,982

	Chemicals – 1.4%

2,000	Dow Chemical Company	2.500%	2/15/16	BBB	2,061,198

2,215	Eastman Chemical Company, (3)	2.400%	6/01/17	BBB	2,238,736

Nuveen Investments	107

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$2,635	Ecolab Inc.	1.450%	12/08/17	BBB+	$2,574,977

1,875	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	1,965,992

2,000	Rhodia SA, 144A	6.875%	9/15/20	BBB+	2,213,920

2,750	Sherwin-Williams Company	1.350%	12/15/17	A	2,677,705
13,475	Total Chemicals				13,732,528

	Commercial Banks – 5.2%

5,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	5,177,000

800	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	803,000

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa2	3,243,335

3,615	Barclays Bank PLC	5.000%	9/22/16	A	3,979,913

2,315	BB&T Corporation	3.200%	3/15/16	A+	2,420,812

1,300	BBVA Bancomer SA Texas, 144A, (3)	4.500%	3/10/16	A2	1,378,000

2,000	CIT Group Inc., 144A, (3)	4.750%	2/15/15	BB–	2,072,500

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A	2,069,122

3,735	Deutsche Bank London	3.250%	1/11/16	A+	3,906,306

1,550	Fifth Third Bancorp.	3.625%	1/25/16	A	1,628,413

2,000	HSBC USA Inc., (3)	1.625%	1/16/18	AA–	1,972,114

1,675	ING Bank NV, 144A, (3)	4.000%	3/15/16	A+	1,770,313

1,500	ING Bank NV, 144A	3.750%	3/07/17	A+	1,579,830

2,760	National Australia Bank, 144A	3.000%	7/27/16	Aa2	2,888,837

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,091,362

1,000	Rabobank Nederland Utrec	3.375%	1/19/17	Aa2	1,052,890

1,400	Rabobank Nederland	3.200%	3/11/15	Aa2	1,443,572

705	Regions Financial Corporation	7.750%	11/10/14	BBB–	743,812

2,000	Royal Bank of Scotland Group PLC	2.550%	9/18/15	A	2,045,514

2,000	SunTrust Banks Inc.	2.350%	11/01/18	Baa1	1,989,404

2,000	Wells Fargo & Company	1.500%	7/01/15	AA–	2,028,124

3,755	Wells Fargo & Company	3.676%	6/15/16	AA–	3,998,114
48,415	Total Commercial Banks				50,282,287

	Commercial Services & Supplies – 0.7%

2,000	ERAC USA Finance LLC, 144A	2.800%	11/01/18	BBB+	2,021,072

3,000	International Lease Finance Corporation	4.875%	4/01/15	BBB–	3,105,000

1,815	Waste Management Inc.	2.600%	9/01/16	A–	1,873,390
6,815	Total Commercial Services & Supplies				6,999,462

	Communications Equipment – 0.1%

1,050	Nokia Corporation	5.375%	5/15/19	BB–	1,089,375

	Computers & Peripherals – 0.5%

3,510	Hewlett Packard Company	3.000%	9/15/16	A–	3,651,176

108	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Computers & Peripherals (continued)

$1,000	Seagate HDD Cayman, 144A	3.750%	11/15/18	BBB–	$1,011,250
4,510	Total Computers & Peripherals				4,662,426

	Construction & Engineering – 0.1%

1,000	ABB Finance USA Inc.	1.625%	5/08/17	A	998,012

	Consumer Finance – 0.9%

505	Ally Financial Inc.	5.500%	2/15/17	BB	546,663

1,635	American Express Credit Corporation	1.750%	6/12/15	A+	1,661,384

2,405	American Express Credit Corporation	2.800%	9/19/16	A+	2,512,936

2,050	Capital One Financial Corporation	6.150%	9/01/16	BBB+	2,292,888

2,000	Ford Motor Credit Company	1.500%	1/17/17	BBB–	1,999,104
8,595	Total Consumer Finance				9,012,975

	Containers & Packaging – 0.2%

2,000	Reynolds Group	7.875%	8/15/19	B+	2,210,000

	Diversified Financial Services – 5.3%

12,510	Bank of America Corporation	1.125%	11/14/16	A	12,524,211

2,570	BNP Paribas	2.700%	8/20/18	A+	2,618,190

12,390	Citigroup Inc.	4.587%	12/15/15	A	13,240,121

9,930	General Electric Capital Corporation	2.300%	4/27/17	AA+	10,206,779

4,500	JPMorgan Chase & Company	5.150%	10/01/15	A	4,809,596

4,500	JPMorgan Chase & Company, (3)	3.150%	7/05/16	A+	4,717,719

2,970	National Rural Utilities Cooperative Finance Corporation	1.900%	11/01/15	A+	3,040,956
49,370	Total Diversified Financial Services				51,157,572

	Diversified Telecommunication Services – 0.8%

2,300	AT&T, Inc.	1.400%	12/01/17	A	2,267,444

2,000	Qwest Corporation	7.500%	10/01/14	BBB–	2,099,276

2,500	Verizon Communications	2.000%	11/01/16	A–	2,550,903

1,000	Verizon Communications, (3)	1.993%	9/14/18	A–	1,051,498
7,800	Total Diversified Telecommunication Services				7,969,121

	Electronic Equipment & Instruments – 0.2%

1,410	Tyco Electronics Group. SA	1.600%	2/03/15	BBB+	1,423,874

	Energy Equipment & Services – 0.8%

3,000	Ensco PLC	3.250%	3/15/16	BBB+	3,132,135

1,825	Noble Holding International Limited	3.450%	8/01/15	A–	1,892,361

2,700	Pacific Drilling SA	8.250%	2/23/15	N/R	2,828,250
7,525	Total Energy Equipment & Services				7,852,746

	Food & Staples Retailing – 0.5%

2,000	CVS Caremark Corporation, (3)	1.200%	12/05/16	BBB+	2,002,030

Nuveen Investments	109

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing (continued)

$2,000	Tesco PLC, 144A	5.500%	11/15/17	BBB+	$2,216,952
4,000	Total Food & Staples Retailing				4,218,982

	Food Products – 0.9%

2,500	Bunge Limited Finance Company	3.200%	6/15/17	Baa2	2,571,168

3,000	Sara Lee Corporation	2.750%	9/15/15	BBB	3,084,972

3,000	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	BBB+	2,975,199
8,500	Total Food Products				8,631,339

	Gas Utilities – 0.1%

1,246	Suburban Propane Partners LP	7.500%	10/01/18	BB–	1,336,335

	Health Care Equipment & Supplies – 0.2%

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,184,530

	Health Care Providers & Services – 1.8%

2,000	Community Health Systems, Inc.	5.125%	8/15/18	BB+	2,065,000

2,560	Covidien International Finance SA	1.350%	5/29/15	A	2,578,780

3,500	Express Scripts Holding Company	3.500%	11/15/16	BBB+	3,700,256

1,000	HCA Inc.	8.500%	4/15/19	BB+	1,060,000

1,500	HealthSouth Corporation	8.125%	2/15/20	BB–	1,644,375

2,650	Queat Diagnostics Inc.	5.450%	11/01/15	BBB+	2,856,284

1,945	UnitedHealth Group Incorporated	0.850%	10/15/15	A	1,952,786

1,750	Wellpoint Inc.	1.875%	1/15/18	A–	1,730,419
16,905	Total Health Care Providers & Services				17,587,900

	Hotels, Restaurants & Leisure – 0.4%

1,395	GLP Capital LP Financing II Inc., 144A, (3)	4.375%	11/01/18	BBB–	1,426,388

1,750	Wynn Las Vegas LLC Corporation	7.750%	8/15/20	BBB–	1,964,375
3,145	Total Hotels, Restaurants & Leisure				3,390,763

	Independent Power Producers & Energy Traders – 0.4%

1,249	Calpine Corporation, 144A	7.875%	7/31/20	BB+	1,367,655

1,966	RRI Energy Inc.	7.875%	6/15/17	B	2,162,600
3,215	Total Independent Power Producers & Energy Traders				3,530,255

	Industrial Conglomerates – 0.2%

2,085	Spectra Energy Partners LP	2.950%	9/25/18	BBB	2,113,408

	Insurance – 2.2%

3,380	AFLAC Insurance	2.650%	2/15/17	A–	3,487,852

2,736	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	3,140,923

4,945	American International Group, Inc.	4.875%	9/15/16	A–	5,431,227

2,000	Hartford Financial Services Group Inc.	4.000%	3/30/15	BBB	2,077,786

2,000	Lincoln National Corporation	4.300%	6/15/15	A–	2,096,728

3,400	Prudential Covered Trust, 144A	2.997%	9/30/15	A	3,505,329

110	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,000	Security Benefit Life Insurance Company, 144A, (3)	8.750%	5/15/16	BBB	$1,119,545
19,461	Total Insurance				20,859,390

	Internet & Catalog Retail – 0.3%

2,695	Amazon.com Incorporated	1.200%	11/29/17	AA–	2,638,656

	IT Services – 0.5%

2,500	Computer Sciences Corporation	2.500%	9/15/15	BBB	2,551,793

2,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	2,135,000
4,500	Total IT Services				4,686,793

	Life Sciences Tools & Services – 0.3%

1,250	Thermo Fischer Scientific Inc.	3.200%	5/01/15	Baa1	1,290,650

1,745	Thermo Fischer Scientific Inc.	2.250%	8/15/16	Baa1	1,784,575
2,995	Total Life Sciences Tools & Services				3,075,225

	Media – 1.8%

1,570	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	1,621,757

2,000	DIRECTV Holdings LLC	3.125%	2/15/16	BBB	2,080,446

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,040,000

1,500	LIN Television Corporation	8.375%	4/15/18	B+	1,586,250

4,000	NBC Universal Media LLC	3.650%	4/30/15	A–	4,159,996

1,000	News America Holdings Inc.	5.300%	12/15/14	BBB+	1,044,220

1,000	TCM Sub LLC	3.550%	1/15/15	A–	1,027,886

1,000	Thomson Reuters Corporation	1.300%	2/23/17	BBB+	995,589

1,025	Time Warner Cable Inc.	8.250%	2/14/14	BBB	1,033,801

1,500	Virgin Media Finance PLC	8.375%	10/15/19	B	1,638,750
16,595	Total Media				17,228,695

	Metals & Mining – 2.1%

1,000	APERAM, 144A, (3)	7.375%	4/01/16	B+	1,027,500

3,680	ArcelorMittal, (3)	4.250%	3/01/16	BB+	3,841,000

1,500	Cliffs Natural Resources Inc., (3)	3.950%	1/15/18	BBB–	1,514,693

1,500	Evraz Group S.A, 144A	8.250%	11/10/15	BB–	1,592,250

2,200	Freeport McMoRan Copper & Gold, Inc., (3)	2.150%	3/01/17	BBB	2,214,335

1,735	Rio Tinto Finance USA PLC, (3)	1.625%	8/21/17	A–	1,734,311

2,000	Teck Resources Limited	3.850%	8/15/17	BBB	2,115,078

2,000	United States Steel Corporation, (3)	6.050%	6/01/17	BB–	2,160,000

1,175	Vale Overseas Limited	6.250%	1/11/16	A–	1,279,281

2,500	Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	2,607,673
19,290	Total Metals & Mining				20,086,121

	Multiline Retail – 0.4%

3,397	Federated Retail Holdings Inc., Macy’s Inc.	5.900%	12/01/16	BBB+	3,810,340

Nuveen Investments	111

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 0.3%

$2,665	Sempra Energy	2.300%	4/01/17	BBB+	$2,699,520

	Oil, Gas & Consumable Fuels – 4.4%

3,240	Anadarko Petroleum Corporation	5.950%	9/15/16	BBB–	3,609,571

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,148,069

2,505	BP Capital Markets PLC	2.248%	11/01/16	A	2,592,327

2,000	CNOOC Finance 2013 Limited	1.125%	5/09/16	AA–	1,992,632

2,000	El Paso Pipeline Partners Operating Company LLC	4.100%	11/15/15	BBB–	2,103,534

1,500	Kinder Morgan Inc., Delaware, 144A	5.000%	2/15/21	BB+	1,477,479

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,132,663

1,000	Nabors Industries Inc., 144A	2.350%	9/15/16	BBB	1,010,075

1,150	PBF Holding Company LLC, (3)	8.250%	2/15/20	BB+	1,247,750

2,685	Petrobras International Finance Company	2.875%	2/06/15	Baa1	2,725,280

2,500	Petrohawk Energy Corporation	7.250%	8/15/18	A	2,695,000

4,345	Phillips 66, (3)	2.950%	5/01/17	Baa1	4,520,495

2,000	Regency Energy Partners Finance, (3)	6.500%	7/15/21	BB	2,120,000

1,852	Sabine Pass LNG LP, (3)	7.500%	11/30/16	BB+	2,092,760

2,545	Total Capital SA, (3)	2.300%	3/15/16	Aa1	2,622,139

2,515	TransCanada Pipelines Limited	0.750%	1/15/16	A–	2,508,702

2,755	Transocean Inc.	2.500%	10/15/17	BBB–	2,784,186

2,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB+	2,045,000
40,592	Total Oil, Gas & Consumable Fuels				42,427,662

	Paper & Forest Products – 0.1%

1,000	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	1,097,500

	Personal Products – 0.3%

2,000	International Paper Company	7.950%	6/15/18	BBB	2,429,384

	Pharmaceuticals – 1.1%

3,600	Merck & Company Inc.	2.250%	1/15/16	AA	3,718,789

2,000	Mylan Inc.	1.350%	11/29/16	BBB–	1,996,334

2,000	Watson Pharmaeuticals Inc.	1.875%	10/01/17	BBB	1,979,142

1,000	Zoetis Incorporated	1.150%	2/01/16	Baa2	1,001,135

1,500	Zoetis Incorporated	1.875%	2/01/18	Baa2	1,487,673
10,100	Total Pharmaceuticals				10,183,073

	Real Estate Investment Trust – 1.6%

2,000	BioMed Realty LP	3.850%	4/15/16	BBB–	2,088,322

1,000	FelCor Lodging LP	6.750%	6/01/19	B2	1,065,000

2,000	First Industrial Realty Trust	5.950%	5/15/17	BB+	2,171,726

3,395	Health Care REIT Inc.	3.625%	3/15/16	BBB	3,556,945

2,000	Prologis LP	4.500%	8/15/17	BBB	2,160,042

112	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust (continued)

$2,000	Simon Property Group, L.P.	4.200%	2/01/15	A	$2,058,800

2,000	Ventas Realty LP	3.125%	11/30/15	BBB+	2,079,978
14,395	Total Real Estate Investment Trust				15,180,813

	Road & Rail – 0.5%

2,655	Asciano Finance, 144A	3.125%	9/23/15	Baa2	2,715,083

2,000	Avis Budget Car Rental, (3)	8.250%	1/15/19	BB–	2,180,000
4,655	Total Road & Rail				4,895,083

	Semiconductors & Equipment – 0.1%

1,000	NXP BV, 144A	3.750%	6/01/18	B+	1,007,500

	Specialty Retail – 0.6%

3,000	Autozone Inc.	6.950%	6/15/16	Baa1	3,386,826

2,250	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	2,356,875
5,250	Total Specialty Retail				5,743,701

	Tobacco – 0.7%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,022,426

3,000	Lorillard Tobacco, (3)	2.300%	8/21/17	Baa2	3,006,615

1,860	Reynolds American Inc.	1.050%	10/30/15	Baa2	1,865,915
6,860	Total Tobacco				6,894,956

	Trading Companies & Distributors – 0.1%

1,000	GATX Corporation	4.750%	5/15/15	BBB	1,050,710

	Transportation Infrastructure – 0.4%

1,200	Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	1,239,466

2,000	Penske Truck Leasing, 144A	3.125%	5/11/15	BBB+	2,056,960
3,200	Total Transportation Infrastructure				3,296,426

	Wireless Telecommunication Services – 1.4%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,058,340

2,000	Crown Castle Towers LLC	4.523%	1/15/15	A2	2,063,334

2,170	Deutsche Telekom International Finance BV	5.750%	3/23/16	BBB+	2,382,580

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,342,971

3,000	Viacom Inc.	6.250%	4/30/16	BBB+	3,345,216
12,590	Total Wireless Telecommunication Services				13,192,441
$418,601	Total Corporate Bonds (cost $431,158,173)				437,686,388

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Leisure Equipment & Products – 0.2%

$2,000	Hasbro Inc.	6.300%	9/15/17	BBB+	$2,254,358
$2,000	Total Convertible Bonds (cost $2,249,336)				2,254,358

Nuveen Investments	113

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.2%

	Arizona – 0.5%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
$2,800	2.302%, 7/01/14	No Opt. Call	AA	$2,821,168
2,000	2.828%, 7/01/15	No Opt. Call	AA	2,040,900
4,800	Total Arizona			4,862,068

	California – 0.4%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17	No Opt. Call	A1	1,136,364

2,640	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Taxable Second Series 2011E, 2.021%, 5/01/14	No Opt. Call	A+	2,651,986
3,655	Total California			3,788,350

	Guam – 0.2%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17	No Opt. Call	A	1,126,125
1,190	3.301%, 1/01/18	No Opt. Call	A	1,148,219
2,345	Total Guam			2,274,344

	Massachusetts – 0.4%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
3,260	1.910%, 7/01/14	No Opt. Call	A	3,271,736
400	3.230%, 7/01/15	No Opt. Call	A	408,280
3,660	Total Massachusetts			3,680,016

	Minnesota – 0.4%

4,000	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Taxable Series 2011A, 2.643%, 3/01/14	No Opt. Call	AA+	4,013,040

	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17	No Opt. Call	AA+	2,569,725

	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured	No Opt. Call	AA+	1,554,848

	Pennsylvania – 0.1%

1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16	No Opt. Call	Baa2	1,533,855

	Texas – 0.7%

1,500	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	Ba2	1,479,420

114	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	Texas (continued)

$5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Taxable Series 2011E, 1.770%, 11/01/14		No Opt. Call	A+	$5,045,650
6,500	Total Texas				6,525,070
$30,430	Total Municipal Bonds (cost $30,608,400)				30,801,316

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.2%

$5,000	Fannie Mae Notes, (3)	0.500%	3/30/16	Aaa	$4,994,625

5,000	Federal Home Loan Bank Bonds	1.375%	5/28/14	Aaa	5,025,230

900	U.S. Treasury Notes	0.250%	1/31/15	Aaa	900,738

380	U.S. Treasury Notes	1.875%	2/28/14	Aaa	381,069

55	U.S. Treasury Securities STRIPS (I/O)	0.000%	5/15/14	Aaa	54,981
$11,335	Total U.S. Government and Agency Obligations (cost $11,349,461)				11,356,643

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 45.3%

$709	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1	6.500%	8/15/30	AA	$759,647

2,250	American Airlines Pass-Through Trust 2013-2C	6.000%	1/15/17	B+	2,311,875

2,500	American Express Credit Card Trust 2012-2	0.680%	3/15/18	AAA	2,504,508

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,045,817

4,770	AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,778,739

192	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	AAA	192,502

656	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.208%	7/25/32	BBB+	616,627

850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	892,705

1,321	Bayview Opportunity Master Fund Trust IIB, Series 2012-4NPL	3.475%	7/28/32	N/R	1,320,355

2,826	Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	N/R	2,821,466

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.610%	1/16/18	AAA	5,030,172

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,404,569

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2, 144A	0.690%	2/18/20	AAA	3,011,124

1,600	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aa3	1,598,798

1,082	CAM Mortgage Trust 2013-1	3.967%	11/25/57	N/R	1,077,335

8,000	Capital One Multi-Asset Execution Trust 2007-A2	0.240%	12/16/19	AAA	7,938,192

3,000	Capital One Multi-Asset Execution Trust, Cards Series 2006-A11 A11	0.250%	6/17/19	AAA	2,987,301

3,978	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	1.650%	7/17/17	A3	3,968,939

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	Aaa	582,255

2,405	CarNow Auto Receivables Trust 2013-1A	1.160%	10/16/17	AA	2,403,605

Nuveen Investments	115

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,456	CenterPoint Energy Restoration Bond Company LLC, Senior Secured System Restoration Bonds, Series 2009-1	1.833%	2/15/16	AAA	$2,475,188

2,595	CenterPoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	2,595,741

8,500	CitiBank Omni Master Trust, Series 2009-A12, 144A	2.910%	8/15/18	Aaa	8,628,393

350	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba3	351,712

766	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	783,340

2,657	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2010-10	4.778%	12/25/32	BBB–	2,643,547

5,851	Connecticut Avenue Securities, Series 2013-C01	2.158%	10/25/23	BBB–	5,877,752

1,217	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.288%	6/25/47	B–	1,201,362

806	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	654,791

3,552	Countrywide Asset Backed Certificates 2005-3	5.308%	8/25/35	BB	3,636,871

3,810	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	3,487,313

335	Countrywide Asset-Backed Certificates Trust, Series 2005-16 2AF2	5.009%	5/25/36	Caa3	345,775

27	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.278%	6/25/47	AAA	26,578

183	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.675%	2/25/34	A	173,185

2,483	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.318%	10/25/47	AAA	2,432,420

4,902	Credit Suisse Commercial Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,955,754

6,774	Credit Suisse Commercial Mortgage Trust, Series 2013-6	2.500%	7/25/28	AAA	6,584,787

621	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	654,113

1,932	Credit-Based Asset Servicing and Securitization Pool 2007-SP1	6.020%	12/25/37	A+	2,014,203

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	2,526,522

2,056	Delta Air Lines Pass-Through Certificates, Series 2011-1	5.300%	4/15/19	A+	2,240,666

2,362	Delta Air Lines Pass-Through Certificates Series 2012-1A, (3)	4.750%	5/07/20	A+	2,527,363

1,860	Delta Air Lines Pass-Through Certificates, Series 2012-1B, (3)	6.875%	5/07/19	BB+	1,999,844

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass-Through Certificates Series 2009-DDR1	5.730%	10/14/22	AAA	720,378

4,000	Discover Card Master Trust Series 2013-A1	0.460%	8/17/20	AAA	4,013,020

6,000	Dryrock Issuance Trust 2013-1	0.500%	7/16/18	AAA	5,998,968

1,739	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	1,781,704

5,042	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	5,036,326

1,718	Entergy Texas Restoration Funding LLC	2.120%	2/01/16	AAA	1,730,894

56	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	BB+	55,579

2,215	Extended Stay America Trust 2013-ESFL	0.958%	12/05/31	AAA	2,220,360

116	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,435	Extended Stay America Trust 2013-ESFL	0.858%	12/05/31	AAA	$4,441,573

1,447	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	1,476,219

7,715	Fannie Mae Alternative Credit Enhanced Securities	2.072%	7/25/21	Aaa	7,862,606

1,456	Fannie Mae Mortgage Interest Strips 366 25 (I/O)	5.000%	10/01/35	Aaa	133,350

1,518	Fannie Mae Mortgage Pool AD0486	2.344%	4/01/34	Aaa	1,611,582

1,090	Fannie Mae Mortgage Pool AD0550	2.395%	8/01/37	Aaa	1,154,639

1,215	Fannie Mae Mortgage Pool AD0706	2.300%	3/01/38	Aaa	1,289,937

1,880	Fannie Mae Mortgage Pool AE0058	2.348%	7/01/36	Aaa	1,998,141

1,646	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	1,681,474

5,568	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	5,529,331

5,059	Fannie Mae Mortgage Pool MA0586, (WI/DD)	3.500%	12/01/25	Aaa	5,294,192

2,308	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	2,425,285

224	Fannie Mae Mortgage Pool 433988	2.210%	11/01/25	Aaa	231,763

593	Fannie Mae Mortgage Pool 535363	5.048%	12/01/31	Aaa	640,647

93	Fannie Mae Mortgage Pool 545717	2.170%	5/01/32	Aaa	98,169

9	Fannie Mae Mortgage Pool 545791	2.371%	3/01/32	Aaa	9,646

134	Fannie Mae Mortgage Pool 555369	2.311%	8/01/36	Aaa	142,133

126	Fannie Mae Mortgage Pool 625338	2.194%	6/01/31	Aaa	133,188

122	Fannie Mae Mortgage Pool 634948	2.415%	5/01/32	Aaa	123,639

24	Fannie Mae Mortgage Pool 661645	2.221%	10/01/32	Aaa	25,227

129	Fannie Mae Mortgage Pool 671884	2.259%	12/01/32	Aaa	131,002

1,203	Fannie Mae Mortgage Pool 725721	2.483%	6/01/34	Aaa	1,276,167

932	Fannie Mae Mortgage Pool 745922	2.470%	7/01/35	Aaa	985,456

131	Fannie Mae Mortgage Pool 775389	2.133%	4/01/34	Aaa	132,897

1,233	Fannie Mae Mortgage Pool 795242	1.925%	7/01/34	Aaa	1,312,648

908	Fannie Mae Mortgage Pool 797182	2.322%	11/01/34	Aaa	950,425

2,008	Fannie Mae Mortgage Pool 819652	2.629%	3/01/35	Aaa	2,134,894

102	Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	108,489

763	Fannie Mae Mortgage Pool 838958	2.260%	8/01/35	Aaa	808,858

1,033	Fannie Mae Mortgage Pool 841068	2.485%	11/01/34	Aaa	1,103,873

426	Fannie Mae Mortgage Pool 848390	1.914%	12/01/35	Aaa	447,379

453	Fannie Mae Mortgage Pool 886034	2.685%	7/01/36	Aaa	484,132

455	Fannie Mae Mortgage Pool 995949	2.457%	9/01/36	Aaa	482,209

31	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	33,469

334	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	340,865

1,019	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.458%	11/25/34	Aaa	1,019,273

Nuveen Investments	117

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,705	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	$2,720,766

905	Fannie Mae REMIC Pass-Through Certificates 2010-M1 A1	3.305%	6/25/19	Aaa	943,448

1,282	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	1,324,065

2,708	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	2,797,934

1,599	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.710%	2/25/48	Aaa	1,602,578

738	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	742,164

1,601	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	1,602,929

520	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	530,414

11	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	11,647

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	Aa3	2,476,615

710	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	719,439

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,539,521

2,872	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.637%	10/18/54	AAA	2,886,536

452	Freddie Mac Gold Pool 780456	2.347%	5/01/33	Aaa	478,763

863	Freddie Mac Gold Pool 780911	2.344%	10/01/33	Aaa	914,872

997	Freddie Mac Gold Pool 781296	2.355%	3/01/34	Aaa	1,050,971

229	Freddie Mac Gold Pool 786591	2.453%	12/01/26	Aaa	245,142

136	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	143,013

185	Freddie Mac Gold Pool 846946	2.322%	1/01/29	Aaa	196,640

71	Freddie Mac Gold Pool 847014	2.007%	5/01/30	Aaa	71,904

113	Freddie Mac Gold Pool 847063	2.500%	10/01/32	Aaa	120,904

867	Freddie Mac Gold Pool 847241	2.292%	10/01/30	Aaa	924,106

1,559	Freddie Mac Gold Pool 847331	2.242%	8/01/32	Aaa	1,648,393

96	Freddie Mac Gold Pool 847367	2.182%	6/01/31	Aaa	101,323

510	Freddie Mac Gold Pool 847652	2.288%	9/01/32	Aaa	532,705

1,632	Freddie Mac Gold Pool 848193	2.475%	3/01/36	Aaa	1,742,560

1,773	Freddie Mac Gold Pool 848282	2.404%	1/01/38	Aaa	1,881,701

218	Freddie Mac Gold Pool 972055	3.695%	4/01/30	Aaa	232,772

151	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	157,888

4,497	Freddie Mac Mortgage Trust 2013-KF02	3.158%	12/25/45	Baa3	4,542,316

1,043	Freddie Mac Multi-Class Certificates 3780 FE	0.560%	12/15/20	Aaa	1,050,258

627	Freddie Mac Non Gold Participation Certificates 1L1462	2.290%	8/01/36	Aaa	654,980

4,000	GE Equipment Transportation LLC, Equipment Loan Asset Backed Securities, Series 2013-2	0.610%	6/24/16	Aaa	4,000,172

13,500	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.806%	8/10/45	A	14,823,910

5,009	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	5,279,080

118	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/10/44	Aaa	$5,239,650

2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,215,373

1,796	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	2.889%	1/25/35	CC	1,060,201

105	Government National Mortgage Association Pool 8006	1.625%	7/20/22	Aaa	109,311

19	Government National Mortgage Association Pool 80106	1.625%	8/20/27	Aaa	19,893

29	Government National Mortgage Association Pool 80154	1.625%	1/20/28	Aaa	29,897

76	Government National Mortgage Association Pool 80283	1.625%	5/20/29	Aaa	78,629

146	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	151,872

44	Government National Mortgage Association Pool 80507	1.625%	4/20/31	Aaa	45,331

170	Government National Mortgage Association Pool 80535	1.625%	8/20/31	Aaa	176,467

34	Government National Mortgage Association Pool 80580	1.625%	2/20/32	Aaa	35,398

65	Government National Mortgage Association Pool 8699	1.625%	9/20/25	Aaa	67,423

73	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	75,399

54	Government National Mortgage Association Pool 8847	1.625%	4/20/26	Aaa	55,895

493	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust 2009-62 EJ	4.500%	5/16/38	Aaa	521,416

4,250	GraceChurch Card PLC. Series 2012-1A.	0.860%	2/15/17	AAA	4,266,265

3,679	GraceChurch Mortgage Financing PLC, Series 2011-1A	1.787%	11/20/56	AAA	3,722,103

7,050	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, (3)	5.736%	12/10/49	AAA	7,873,179

3,326	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.889%	10/15/54	AAA	3,367,235

7,000	Home Loan Servicing Solutions Servicer Advance Receivables Backed Notes Issue 2013-T6	1.287%	9/15/44	AAA	6,995,800

5,100	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T1	0.898%	1/15/44	AAA	5,100,000

500	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	4.940%	10/15/45	BBB	512,650

2,250	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T2	1.147%	5/16/44	AAA	2,238,300

816	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.864%	8/20/29	AA–	819,167

3,965	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.358%	12/25/36	Baa2	3,616,721

303	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.557%	3/25/35	BBB+	299,415

3,250	Invitation Homes Trust 2013-SFR1	1.309%	12/17/30	Aaa	3,254,245

1,500	Invitation Homes Trust 2013-SFR1	2.309%	12/17/30	Baa2	1,502,424

3,978	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	4,107,999

Nuveen Investments	119

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,884	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	$2,958,717

7,195	JPMorgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2013-FL3	0.860%	4/15/28	AAA	7,163,558

7,040	JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates Series 2013-JWRZ	0.940%	4/15/30	AAA	7,007,750

1,192	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4	1.525%	7/15/46	AAA	1,193,428

5,485	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	5,772,282

2,758	Merrill Lynch Mortgage Investors Inc., C-BASS Mortgage Loan Asset Backed Certificates Series 2004-CB8	5.158%	12/25/35	AAA	2,787,106

1,783	Monty Parent Issuer LLC 2013-LTR1	3.470%	11/20/28	CCC	1,781,889

547	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2	0.268%	2/25/37	CCC	293,997

613	Morgan Stanley Capital I Inc Trust, Mortgage Pass-Through Certificates, Series 2006-NC2	0.338%	2/25/36	B–	605,204

3,834	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	3,897,964

1,520	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	2.003%	11/25/33	A+	1,481,534

187	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	B+	192,546

5,000	Motel 6 Trust 2012-MTL6	1.948%	10/05/25	AAA	4,949,720

2,000	Motor Plc 12A A1C	1.286%	2/25/20	Aaa	2,001,376

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes Series 2010-C1 A2	2.900%	10/29/20	Aaa	1,076,343

1,121	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.608%	1/08/20	Aaa	1,124,334

909	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	916,739

1,757	Nationstar Agency Fund Trust, Series 2013-T1A FT1	5.926%	2/15/45	A	1,755,331

1,081	Newcastle Investment Trust, Manufactured Housing Contracts and Loans, Series 2010-MH1	4.500%	7/10/35	AAA	1,089,973

1,600	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	1,615,171

750	Nissan Auto Lease Trust, Series 2011-B	0.920%	2/16/15	Aaa	750,182

407	RBSSP Resecuritization Trust 2009-10	0.258%	3/26/37	N/R	203,258

1,694	RBSSP Resecuritization Trust 2010-10	0.288%	9/26/36	N/R	1,556,164

4,302	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.335%	10/26/36	N/R	4,081,146

4,863	Residential Asset Mortgage Products, Pass-Through Certificates, 2006-RZ4	0.338%	10/25/36	B1	4,531,016

3,670	Santander Drive Auto Receivables Trust Series 2011-4	2.900%	5/16/16	Aaa	3,698,615

120	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$414	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.449%	2/20/47	CCC	$346,918

3,633	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2013-1 1A1	1.450%	2/25/43	Aaa	3,569,463

552	SMA Issuer LLC 2012-LV1	3.500%	8/20/25	Baa3	553,009

2,612	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	2,714,193

5,935	Springleaf Mortgage Loan Trust 2013-3A	1.870%	9/25/57	AAA	5,933,983

2,154	Springleaf Mortgage Loan Trust, Series 2012-3	1.570%	12/25/59	AAA	2,145,310

5,948	Springleaf Mortgage Loan Trust, Series 2013-1A	1.270%	6/25/58	AAA	5,932,975

1,861	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/18/42	N/R	1,859,874

155	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.517%	8/25/34	N/R	151,696

5,847	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.608%	11/25/23	Baa1	5,833,865

663	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.092%	9/25/37	BBB+	688,075

779	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	812,575

222	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	233,494

526	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	545,911

213	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	230,259

3,828	UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/10/63	Aaa	3,838,431

1,263	US Airways 2012-1C Pass-Through Trust	9.125%	10/01/15	B+	1,332,404

1,259	US Airways Pass-Through Trust, Pass-Through Certificates, Series 2001	7.076%	3/20/21	BBB+	1,347,121

4,853	Vericrest Opportunity Loan Transferee, Private CMO 2013 NPL1	4.250%	8/25/58	N/R	4,918,519

3,500	Vericrest Opportunity Loan Transferee, Series 2013-NPL6	3.625%	3/25/54	N/R	3,482,500

3,907	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/13/28	AAA	4,039,161

766	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.240%	6/15/20	Aaa	758,617

7,137	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	7,235,636

3	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-3	5.500%	3/25/36	B2	2,990

1,153	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.621%	10/25/36	Caa2	1,016,487

671	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	620,693

29	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.655%	3/25/35	BBB–	29,264

4,417	Wells Fargo-RBS Commercial Mortgage Trust Series 2012-C9	0.673%	11/15/45	Aaa	4,391,478

Nuveen Investments	121

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Short Term Bond Fund (continued)

Principal Amount (000)		Description (1)	Coupon		Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,545		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%		3/15/44	Aaa	$3,586,445

2,153		WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%		2/15/44	Aaa	2,180,150
$432,528		Total Asset-Backed and Mortgage-Backed Securities (cost $434,336,692)					435,742,683

Principal Amount (000) (5)		Description (1)	Coupon		Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 0.4%

		Mexico – 0.4%

510	MXN	Mexico Bonos de DeSarrollo	9.500%		12/18/14	A	$4,116,756
510	MXN	Total Sovereign Debt (cost $4,544,017)					4,116,756
		Total Long-Term Investments (cost $914,246,079)					921,958,144

Shares		Description (1)	Coupon				Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 6.1%

		Money Market Funds – 6.1%

58,477,023		Mount Vernon Securities Lending Trust Prime Portfolio, (7)	0.175	% (6)			$58,477,023
		Total Investments Purchased with Collateral from Securities Lending (cost $58,477,023)					58,477,023

Shares		Description (1)	Coupon				Value

		SHORT-TERM INVESTMENTS – 3.5%

		Money Market Funds – 3.5%

33,181,638		First American Treasury Obligations Fund, Class Z	0.000	% (6)			$33,181,638

		Total Short-Term Investments (cost $33,181,638)					33,181,638
		Total Investments (cost $1,005,904,740) – 105.5%					1,013,616,805
		Other Assets Less Liabilities – (5.5)% (8)					(52,744,374)
		Net Assets – 100%					$960,872,431

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (8)
JPMorgan	Mexican Peso	54,400,000	U.S. Dollar	4,192,032	2/20/14	$42,718

Interest Rate Swaps outstanding:

Clearing House	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	$10,000,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$272,983	$272,508

122	Nuveen Investments

Investments in Derivatives as of December 31, 2013 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(377)	3/14	$(44,980,813)	$565,821
U.S. Treasury 10-Year Note	Short	(220)	3/14	(27,070,312)	501,857
				$(72,051,125)	$1,067,678

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $56,766,499.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

I/O	Interest only security.

REIT	Real Estate Investment Trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MXN	Mexican Peso

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	123

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 96.0%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.3% (6)

	Hotels, Restaurants & Leisure – 0.1%

$1,000	Rock Ohio Caesar LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	$958,333

	Oil, Gas & Consumable Fuels – 0.2%

1,000	Arch Coal Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	988,250
$2,000	Total Variable Rate Senior Loan Interests (cost $1,953,750)				1,946,583

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 4.0%

	Capital Markets – 0.3%

73,000	Goldman Sachs Group, Inc.	5.500%		BB+	$1,627,170

	Commercial Banks – 1.6%

20,600	AgriBank FCB	6.875%		A–	2,065,150

65,000	Morgan Stanley	7.125%		BB+	1,699,100

118,392	PNC Financial Services	6.125%		BBB	2,989,398

95,250	Regions Financial Corporation, (7)	6.375%		BB	2,109,788

14,000	Royal Bank of Scotland Group PLC	5.750%		BB	273,420

58,000	Wells Fargo & Company	5.850%		BBB+	1,367,060
	Total Commercial Banks				10,503,916

	Consumer Finance – 0.3%

83,000	Discover Financial Services	6.500%		BB	1,912,320

	Diversified Financial Services – 0.4%

28,000	Citigroup Capital Trust XI	6.000%		BB+	696,640

62,313	Citigroup Inc.	7.125%		BB+	1,616,399
	Total Diversified Financial Services				2,313,039

124	Nuveen Investments

Shares		Description (1)	Coupon		Ratings (4)	Value

		Insurance – 1.1%

73,140		Endurance Specialty Holdings Limited	7.500%		BBB–	$1,851,173

100,000		Hartford Financial Services Group Inc.	7.875%		BB+	2,866,000

100,000		Reinsurance Group of America Inc.	6.200%		BBB	2,427,000
		Total Insurance				7,144,173

		Thrifts & Mortgage Finance – 0.3%

217,000		Federal National Mortgage Association, (3), (7)	8.250%		Ca	1,898,750
		Total $25 Par (or similar) Retail Structures (cost $28,617,105)				25,399,368

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 66.1%

		Aerospace & Defense – 0.4%

$683		Erickson Air-Crane Inc., 144A, (7)	8.250%	5/01/20	B1	$706,905

2,140		Exelis, Inc.	5.550%	10/01/21	BBB+	2,152,401
2,823		Total Aerospace & Defense				2,859,306

		Airlines – 0.3%

1,530		Air Canada, 144A	6.750%	10/01/19	BB	1,614,150

		Auto Components – 1.5%

550		Ahern Rentals Inc., 144A, (7)	9.500%	6/15/18	B	595,375

1,025		Allison Transmission Inc., 144A	7.125%	5/15/19	B+	1,104,438

1,575		American & Axle Manufacturing Inc., (7)	6.625%	10/15/22	B+	1,657,688

1,000		Chassix Inc., 144A	9.250%	8/01/18	B–	1,065,000

1,250		Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	1,271,875

1,000		Pittsburgh Glass Works LLC, 144A	8.000%	11/15/18	B	1,052,500

1,150		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	1,196,000

1,780		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	1,726,600
9,330		Total Auto Components				9,669,476

		Automobiles – 0.6%

1,000	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	1,500,454

1,240		General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB+	1,179,550

1,400		Jaguar Land Rover PLC, 144A	4.125%	12/15/18	BB	1,408,750
		Total Automobiles				4,088,754

		Beverages – 0.2%

1,250		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	993,750

		Building Products – 0.6%

1,000		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	1,077,500

1,490		Owens Corning Incorporated	4.200%	12/15/22	BBB–	1,422,847

1,000		US Concrete Inc., 144A	8.500%	12/01/18	B	1,022,500
3,490		Total Building Products				3,522,847

Nuveen Investments	125

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Capital Markets – 2.7%

$905	E Trade Financial Corporation, (7)	6.375%	11/15/19	B2	$971,744

4,425	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	5,073,603

1,890	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,069,251

1,050	Lazard Group LLC	4.250%	11/14/20	BBB	1,047,722

2,640	Morgan Stanley	4.875%	11/01/22	BBB+	2,702,465

5,880	Morgan Stanley, (7)	3.750%	2/25/23	A	5,721,622
16,790	Total Capital Markets				17,586,407

	Chemicals – 2.5%

1,625	Braskem Finance Limited, 144A, (7)	5.750%	4/15/21	BBB–	1,592,500

750	Cornerstone Chemical Company, 144A	9.375%	3/15/18	B–	789,375

1,250	Eagle Spinco Inc., 144A	4.625%	2/15/21	BB	1,225,000

1,565	Eastman Chemical Company	3.600%	8/15/22	BBB	1,502,492

1,915	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,095,845

1,250	Ineos Group Holdings SA, 144A, (7)	6.125%	8/15/18	B–	1,256,250

1,000	Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	980,000

1,250	Momentive Performance Materials Inc.	8.875%	10/15/20	B3	1,315,625

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BB+	257,500

1,285	Petrologistics LP Finance Corporation, 144A	6.250%	4/01/20	B	1,288,213

1,305	PolyOne Corporation	5.250%	3/15/23	BB	1,272,375

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	249,066

750	Sinochem Overseas Capital Limited	4.500%	11/12/20	BBB+	765,239

1,130	Tronox Finance LLC, (7)	6.375%	8/15/20	BB–	1,152,600
15,550	Total Chemicals				15,742,080

	Commercial Banks – 3.2%

1,330	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,388,188

2,000	Bancolombia SA, (7)	5.950%	6/03/21	Baa2	2,080,000

1,500	Barclays PLC	8.250%	3/15/64	BB+	1,548,750

1,000	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,060,000

1,760	CIT Group Inc., (7)	5.000%	8/01/23	BB	1,694,000

750	Gazprombank Eurobond Finance PLC	7.875%	4/29/49	N/R	742,500

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,903,161

1,465	Rabobank Nederland	3.875%	2/08/22	Aa2	1,472,986

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	1,229,877

2,120	Russian Agricultural Bank, 144A	7.750%	5/29/18	Baa3	2,387,650

1,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,339,966

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,712,200

1,140	Wells Fargo & Company	3.450%	2/13/23	A+	1,077,796
19,405	Total Commercial Banks				20,637,074

126	Nuveen Investments

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies – 2.2%

$730		ABX Group Inc.	6.375%	12/01/19	Ba3	$740,950

1,000		ADT Corporation, 144A, (7)	6.250%	10/15/21	BBB–	1,050,000

1,785		Aramark Corporation, 144A	5.750%	3/15/20	BB–	1,865,325

1,000		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	1,025,000

1,211		Ceridian Corporation, 144A	8.875%	7/15/19	B1	1,392,650

1,450		Clean Harbors Inc., (7)	5.250%	8/01/20	BB+	1,493,500

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	1,252,596

1,025	EUR	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	1,643,046

500		GDR Holding II Corporation, 144A	10.750%	6/01/19	B	545,000

975		Iron Mountain Inc.	5.750%	8/15/24	B1	904,313

1,000		Jack Cooper Finance Company, 144A, (7)	9.250%	6/01/20	B2	1,077,500

1,000		R.R. Donnelley & Sons Company, (7)	7.625%	6/15/20	BB	1,087,500
		Total Commercial Services & Supplies				14,077,380

		Communications Equipment – 0.2%

1,525		Nokia Corporation	5.375%	5/15/19	BB–	1,582,188

		Computers & Peripherals – 0.7%

1,125		NCR Corporation	5.000%	7/15/22	BB	1,070,156

1,725		NCR Escrow Corporation, 144A	6.375%	12/15/23	BB	1,761,656

1,620		Seagate HDD Cayman	7.000%	11/01/21	BBB–	1,788,075
4,470		Total Computers & Peripherals				4,619,887

		Construction & Engineering – 0.2%

1,100		Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB	1,076,625

		Construction Materials – 0.1%

450		Cemex SAB de CV, 144A	9.000%	1/11/18	BB–	493,875

		Consumer Finance – 0.8%

1,938		Capital One Bank, (7)	3.375%	2/15/23	Baa1	1,801,720

1,715		Discover Financial Services	5.200%	4/27/22	BBB	1,784,638

1,845		Ford Motor Credit Company	4.250%	9/20/22	BBB–	1,853,480
5,498		Total Consumer Finance				5,439,838

		Containers & Packaging – 0.8%

1,150		Ardagh Packaging Finance / MP HD USA, 144A, (7)	4.875%	11/15/22	Ba3	1,138,500

915		Ball Corporation	4.000%	11/15/23	BB+	818,925

950		Reynolds Group	7.125%	4/15/19	B+	1,011,750

2,000		Rock-Tenn Company	3.500%	3/01/20	BBB–	1,967,166
5,015		Total Containers & Packaging				4,936,341

		Diversified Consumer Services – 0.4%

1,000		NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	1,052,500

1,500		Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	1,522,500
2,500		Total Diversified Consumer Services				2,575,000

Nuveen Investments	127

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 5.7%

$7,400	Bank of America Corporation	5.875%	1/05/21	A	$8,505,456

2,000	Citigroup Inc.	6.125%	11/21/17	A	2,305,418

5,000	Citigroup Inc.	3.875%	10/25/23	A	4,915,290

1,835	Citigroup Inc.	6.125%	8/25/36	BBB+	1,956,422

750	CNG Holdings Inc., 144A, (7)	9.375%	5/15/20	B	690,000

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,271,842

1,000	Jefferies Finance LLC Corpration, 144A	7.375%	4/01/20	B+	1,040,000

550	Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	544,500

4,515	JPMorgan Chase & Company	4.500%	1/24/22	A+	4,775,655

4,225	JPMorgan Chase & Company, (7)	3.200%	1/25/23	A+	4,005,410

1,605	JPMorgan Chase & Company	3.375%	5/01/23	A	1,495,860

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,721,191
33,705	Total Diversified Financial Services				36,227,044

	Diversified Telecommunication Services – 2.4%

2,050	AT&T, Inc., (7)	5.550%	8/15/41	A	2,080,463

2,780	Brasil Telecom SA, 144A	5.750%	2/10/22	BBB–	2,557,600

1,030	CyrusOne LP Finance	6.375%	11/15/22	B+	1,066,050

1,110	Frontier Comminications Corporation, (7)	8.500%	4/15/20	Ba2	1,243,200

1,550	IntelSat Limited, 144A	6.750%	6/01/18	B–	1,646,875

2,360	Qwest Corporation, (7)	6.750%	12/01/21	BBB–	2,584,115

1,885	Verizon Communications	5.150%	9/15/23	A–	2,023,909

700	Verizon Communications	6.550%	9/15/43	A–	818,971

1,375	Windstream Corporation	6.375%	8/01/23	BB+	1,285,625
14,840	Total Diversified Telecommunication Services				15,306,808

	Electric Utilities – 1.7%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	1,868,511

1,485	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	BBB+	1,533,263

3,145	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	3,014,162

500	FirstEnergy Corporation	4.250%	3/15/23	Baa3	466,077

600	Intergen NV, 144A	7.000%	6/30/23	B+	621,000

1,295	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	1,471,203

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	2,009,876
11,055	Total Electric Utilities				10,984,092

	Energy Equipment & Services – 1.5%

1,985	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	2,156,151

325	Ensco PLC	4.700%	3/15/21	BBB+	343,766

910	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	916,825

128	Nuveen Investments

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Energy Equipment & Services (continued)

$600		Marine Accurate Well ASA	9.500%	4/03/18	N/R	$631,500

845		Precision Drilling Corporation, (7)	6.500%	12/15/21	Ba1	899,925

1,000		Transocean Inc.	6.375%	12/15/21	BBB–	1,123,715

2,100		Transocean Inc.	3.800%	10/15/22	BBB–	1,990,435

1,385		Weatherford International Limited	7.000%	3/15/38	Baa2	1,533,008
9,150		Total Energy Equipment & Services				9,595,325

		Food & Staples Retailing – 0.2%

750		Bi-Lo LLC Finance Corporation, 144A, (7)	8.625%	9/15/18	CCC+	783,750

800		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	814,096
1,550		Total Food & Staples Retailing				1,597,846

		Food Products – 0.7%

1,105		JBS USA LLC, (7)	7.250%	6/01/21	BB	1,151,963

750		Marfrig Holding Europe BV, 144A	9.875%	7/24/17	B	740,625

750		Minerva Luxembourg SA, 144A	7.750%	1/31/23	BB–	744,375

700		Mriya Agro Holding PLC, 144A	9.450%	4/19/18	B–	598,500

1,360		Pinnacle Foods Finance LLC, 144A	4.875%	5/01/21	B–	1,285,200
4,665		Total Food Products				4,520,663

		Gas Utilities – 0.3%

1,084		AmeriGas Finance LLC	6.750%	5/20/20	Ba2	1,184,270

454		Suburban Propane Partners LP	7.500%	10/01/18	BB–	486,915
1,538		Total Gas Utilities				1,671,185

		Health Care Equipment & Supplies – 0.1%

250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	365,422

		Health Care Providers & Services – 0.7%

944		HCA Holdings Inc.	7.750%	5/15/21	B–	1,031,320

1,050		Kindred Healthcare Inc., (7)	8.250%	6/01/19	B–	1,118,250

885	EUR	Labco SAS, 144A	8.500%	1/15/18	BB–	1,293,593

1,000		Tenet Healthcare Corporation	4.375%	10/01/21	BB	940,000
		Total Health Care Providers & Services				4,383,163

		Hotels, Restaurants & Leisure – 0.4%

775		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	817,625

750		Viking Cruises Limited, 144A	8.500%	10/15/22	B+	847,500

1,200		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	1,201,500
2,725		Total Hotels, Restaurants & Leisure				2,866,625

		Independent Power Producers & Energy Traders – 1.1%

1,106		Calpine Corporation, 144A	7.500%	2/15/21	BB+	1,206,923

2,010		Constellation Energy Group	5.150%	12/01/20	BBB+	2,138,841

1,175		Dynegy Holdings, Inc., (7)	5.875%	6/01/23	B+	1,110,375

Nuveen Investments	129

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Independent Power Producers & Energy Traders (continued)

$2,164		Genon Energy Inc.	9.500%	10/15/18	B	$2,450,730
6,455		Total Independent Power Producers & Energy Traders				6,906,869

		Industrial Conglomerates – 0.1%

1,000		OAS Financial Limited, 144A, (7)	8.875%	7/25/63	BB–	885,000

		Insurance – 1.9%

2,475		AFLAC Insurance	6.450%	8/15/40	A–	2,912,087

1,755		Genworth Holdings Inc.	4.800%	2/15/24	BBB–	1,733,517

1,370		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,416,596

1,055		Lincoln National Corporation	8.750%	7/01/19	A–	1,357,950

1,498		Lincoln National Corporation	4.200%	3/15/22	A–	1,526,492

840		Pacific LifeCorp.	6.000%	2/10/20	BBB+	937,079

1,830		UnumProvident Corporation	5.625%	9/15/20	BBB	2,005,945
10,823		Total Insurance				11,889,666

		IT Services – 0.5%

2,395		Computer Sciences Corporation	4.450%	9/15/22	BBB	2,310,073

710		First Data Corporation	6.750%	11/01/20	BB–	738,400
3,105		Total IT Services				3,048,473

		Machinery – 0.5%

1,000	EUR	Loxam SAS, 144A	7.375%	1/24/20	B	1,472,004

1,640		Terex Corporation	6.000%	5/15/21	BB–	1,695,350
		Total Machinery				3,167,354

		Media – 4.3%

1,175		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,101,563

740		Charter Communications, CCO Holdings LLC, (7)	5.125%	2/15/23	BB–	686,350

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,075,000

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,066,999

1,935		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	1,858,831

1,610		Dish DBS Corporation	4.250%	4/01/18	BB–	1,642,200

2,175		Gannett Company Inc., 144A	5.125%	7/15/20	Ba1	2,202,188

1,000		McGraw-Hill Global Education Holdings, 144A, (7)	9.750%	4/01/21	BB	1,105,000

1,250		Nara Cable Funding Limited, 144A, (7)	8.875%	12/01/18	BB–	1,343,750

2,750		News America Holdings Inc.	6.650%	11/15/37	BBB+	3,209,971

1,500		SES SA, 144A, (7)	3.600%	4/04/23	BBB	1,397,580

600		Sinclair Television Group, 144A	6.375%	11/01/21	B1	621,000

1,150		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,161,500

1,515		Time Warner Cable Inc.	5.875%	11/15/40	BBB	1,310,545

1,500		Time Warner Inc.	4.750%	3/29/21	BBB+	1,599,558

1,750		Time Warner Inc.	6.100%	7/15/40	BBB+	1,909,892

130	Nuveen Investments

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$2,306		Viacom Inc.	4.375%	3/15/43	BBB+	$1,947,120

1,000	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	908,449

550		WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	636,625
		Total Media				27,784,121

		Metals & Mining – 5.5%

3,055		Alcoa Inc., (7)	5.400%	4/15/21	BBB–	3,120,029

1,500		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	1,514,901

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,098,200

4,305		ArcelorMittal, (7)	6.750%	2/25/22	BB+	4,681,688

750		Century Aluminum Company, 144A, (7)	7.500%	6/01/21	B	731,250

2,795		Cliffs Natural Resources Inc., (7)	4.800%	10/01/20	BBB–	2,777,995

1,000		Coeur d’Alene Mines Corporation	7.875%	2/01/21	BB–	1,015,000

1,000		Commercial Metals Inc.	4.875%	5/15/23	BB+	930,000

1,000		Eldorado Gold Corporation, 144A, (7)	6.125%	12/15/20	BB	962,500

1,000		FMG Resources, 144A, (7)	8.250%	11/01/19	BB+	1,122,500

1,165		Freeport McMoRan Copper & Gold, Inc., (7)	3.550%	3/01/22	BBB	1,107,216

750		Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	813,750

2,610		Newmont Mining Corporation, (7)	3.500%	3/15/22	Baa1	2,221,593

1,250		Severstal OAO Via Steel Capital SA, 144A, (7)	4.450%	3/19/18	BB+	1,235,938

1,775		Teck Resources Limited	6.125%	10/01/35	BBB	1,749,665

1,140		Teck Resources Limited	6.250%	7/15/41	BBB	1,134,790

1,050		TMK OAO Capital SA, 144A, (7)	6.750%	4/03/20	B+	1,010,625

2,410		Vale Overseas Limited	6.875%	11/10/39	A–	2,492,959

1,800		Vedanta Resources PLC, 144A, (7)	6.000%	1/31/19	BB	1,741,500

1,115		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	721,963

1,765		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,863,097
35,925		Total Metals & Mining				35,047,159

		Multiline Retail – 0.3%

1,840		Macy’s Retail Holdings Inc., (7)	3.875%	1/15/22	BBB+	1,813,648

		Oil, Gas & Consumable Fuels – 10.1%

740		Amerada Hess Corporation	7.125%	3/15/33	BBB	891,835

2,170		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	2,400,313

1,570	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,374,535

1,435		Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	1,366,838

1,145		Bill Barrett Corporation, (7)	7.000%	10/15/22	B1	1,187,938

1,500		Breitburn Energy Partners LP, (7)	7.875%	4/15/22	B–	1,560,000

1,250		Calumet Specialty Products, 144A	7.625%	1/15/22	B+	1,262,500

1,700		Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,038,081

Nuveen Investments	131

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,120		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	$1,091,870

1,750		Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	1,710,625

870		Concho Resources Inc., (7)	5.500%	10/01/22	BB+	898,275

1,000		CONSOL Energy Inc.	8.250%	4/01/20	BB	1,082,500

1,025		Continental Resources Inc.	5.000%	9/15/22	BBB–	1,064,719

500		Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	542,500

1,250		Diamondback Energy Inc., 144A	7.625%	10/01/21	CCC+	1,318,750

195		Enbridge Energy Partners LP	5.200%	3/15/20	BBB	209,322

1,400		Everest Acquisition LLC Finance, 144A, (7)	7.750%	9/01/22	B	1,568,000

2,600		Gazprom OAO Via Gaz Capital SA, 144A	3.850%	2/06/20	Baa1	2,509,000

1,000		Gibson Energy, 144A	6.750%	7/15/21	BB	1,057,500

1,100		Halcon Resources Corporation.	9.750%	7/15/20	CCC+	1,146,750

1,100		Hercules Offshore LLC, 144A	7.500%	10/01/21	B	1,166,000

1,345		Key Energy Services Inc., (7)	6.750%	3/01/21	BB–	1,378,625

600		Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	689,279

825		Kodiak Oil and Gas Corporation	5.500%	2/01/22	B	820,875

1,185		Linn Energy LLC Finance Corporation, 144A	7.000%	11/01/19	B+	1,196,850

2,625		Lukoil International Finance, 144A	6.125%	11/09/20	BBB	2,844,177

1,290		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,315,800

1,000		MEG Energy Corportation, 144A	7.000%	3/31/24	BB	1,012,500

975		Murphy Oil USA Inc., 144A	6.000%	8/15/23	BB	979,875

1,835		Nabors Industries Inc.	4.625%	9/15/21	BBB	1,837,151

750		Newfield Exlporation Company	5.625%	7/01/24	BBB–	746,250

1,325		Niska Gas Storage US LLC, (7)	8.875%	3/15/18	B	1,378,000

1,150		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B	1,219,000

975		Offshore Group Investment Limited	7.500%	11/01/19	B–	1,060,313

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,081,066

825		PBF Holding Company LLC, (7)	8.250%	2/15/20	BB+	895,125

750		Penn Virginia Corporation	8.500%	5/01/20	B–	806,250

1,250		Pertamina PT, 144A	4.875%	5/03/22	Baa3	1,146,875

1,000		PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	1,010,000

1,770		Petrobras International Finance Company	6.875%	1/20/40	Baa1	1,673,970

1,275		Petro-Canada	6.800%	5/15/38	BBB+	1,525,999

740		Range Resources Corporation	5.000%	8/15/22	BB	727,050

500		Rosneft International Finance, 144A	4.199%	3/06/22	Baa1	458,750

1,125		Sandridge Energy Inc.	8.125%	10/15/22	B2	1,192,500

1,000		Seadrill Limited, 144A	6.125%	9/15/20	N/R	997,500

6,000	NOK	Ship Finance International Limited	6.610%	10/19/17	N/R	994,180

1,845		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	1,786,460

132	Nuveen Investments

Principal Amount (000) (12)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$925	SM Energy Company	6.625%	2/15/19	BB–	$982,813

1,445	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,432,442

1,520	Targa Resources Inc., 144A, (7)	4.250%	11/15/23	BB	1,360,400

1,900	Thai Oil PCL, 144A, (7)	3.625%	1/23/23	Baa1	1,689,073

1,000	Western Refining Inc., (7)	6.250%	4/01/21	B+	1,007,500
	Total Oil, Gas & Consumable Fuels				64,694,499

	Paper & Forest Products – 1.7%

3,100	Domtar Corporation	6.750%	2/15/44	BBB–	3,162,381

2,615	Domtar Corporation	4.400%	4/01/22	BBB–	2,503,771

1,860	International Paper Company	8.700%	6/15/38	BBB	2,561,661

1,750	Resolute Forest Products, 144A	5.875%	5/15/23	BB–	1,618,750

950	Tembec Industries, Inc.	11.250%	12/15/18	B3	1,040,250
10,275	Total Paper & Forest Products				10,886,813

	Personal Products – 0.2%

1,500	Albea Beauty Holdings SA, 144A, (7)	8.375%	11/01/19	B+	1,560,000

	Pharmaceuticals – 0.7%

1,150	AbbVie Inc.	2.900%	11/06/22	A	1,074,854

1,000	Endo Pharmaceutical Holdings Inc., (7)	7.000%	12/15/20	B1	1,070,000

1,400	Par Pharmaceutical Companies Inc.	7.375%	10/15/20	B–	1,447,250

1,080	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	1,138,050
4,630	Total Pharmaceuticals				4,730,154

	Real Estate Investment Trust – 1.1%

1,820	HCP Inc.	3.750%	2/01/19	BBB+	1,890,403

750	KWG Property Holdings Limited	13.250%	3/22/17	B+	875,625

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,472,059

2,125	Prologis Inc.	6.875%	3/15/20	BBB	2,502,848
6,115	Total Real Estate Investment Trust				6,740,935

	Real Estate Management & Development – 1.1%

1,000	Agile Property Holdings Limited	8.875%	4/28/17	BB	1,052,500

1,100	Country Garden Holding Company, 144A, (7)	11.125%	2/23/18	Ba2	1,221,000

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B–	543,750

750	Evergrande Real Estate Group Limited, 144A	8.750%	10/30/18	BB–	755,625

800	Gemdale International Investment Limited	7.125%	11/16/17	BB–	827,000

1,100	Kaisa Group Holdings Limited, 144A, (7)	8.875%	3/19/18	B+	1,124,750

875	Mattamy Group Corporation, 144A, (7)	6.500%	11/15/20	BB	866,250

750	Shimao Property Holdings Limited	11.000%	3/08/18	BB+	838,125
6,875	Total Real Estate Management & Development				7,229,000

Nuveen Investments	133

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Road & Rail – 0.4%

$1,000	Hertz Corporation	7.375%	1/15/21	B	$1,097,500

700	Hertz Corporation, (7)	6.250%	10/15/22	B	722,750

750	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	742,500
2,450	Total Road & Rail				2,562,750

	Semiconductors & Equipment – 0.2%

1,000	NXP BV, 144A	5.750%	3/15/23	B+	1,017,500

	Software – 0.2%

1,000	BMC Software Finance Inc., 144A, (7)	8.125%	7/15/21	B–	1,030,000

	Specialty Retail – 0.7%

1,150	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,204,625

1,000	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	1,045,000

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,326,949
4,370	Total Specialty Retail				4,576,574

	Textiles, Apparel & Luxury Goods – 0.2%

1,220	Jones Group	6.875%	3/15/19	B+	1,293,200

	Thrifts & Mortgage Finance – 0.3%

1,855	WEA Finance LLC, 144A	4.625%	5/10/21	A2	1,957,680

	Tobacco – 1.1%

1,006	Altria Group Inc.	9.950%	11/10/38	Baa1	1,534,553

2,800	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,611,367

1,670	Lorillard Tobacco, (7)	6.875%	5/01/20	Baa2	1,927,302

1,265	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,165,971
6,741	Total Tobacco				7,239,193

	Transportation Infrastructure – 0.8%

4,025	Asciano Finance, 144A	5.000%	4/07/18	Baa2	4,267,410

750	Flexi-Van Leasing Inc., 144A	7.875%	8/15/18	BB–	795,000
4,775	Total Transportation Infrastructure				5,062,410

	Wireless Telecommunication Services – 2.0%

2,070	American Tower Company	5.050%	9/01/20	BBB	2,188,971

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,295,313

1,500	Eileme AB, 144A	11.625%	1/31/20	B	1,798,094

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	795,000

1,000	Frontier Comminications Corporation	7.625%	4/15/24	Ba2	997,500

800	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	827,600

1,825	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,779,375

1,000	Sprint Corporation, 144A	7.250%	9/15/21	BB–	1,073,750

965	Sprint Nextel Corporation, (7)	7.000%	3/01/20	BB+	1,075,975

134	Nuveen Investments

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Wireless Telecommunication Services (continued)

$1,050		Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	$1,099,875
12,210		Total Wireless Telecommunication Services				12,931,453
		Total Corporate Bonds (cost $412,120,139)				423,087,602

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CONVERTIBLE BONDS – 0.2%

		Commercial Banks – 0.2%

$1,400		Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/60	BB+	$1,494,844
$1,400		Total Convertible Bonds (cost $1,464,876)				1,494,844

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 6.3%

		Capital Markets – 0.7%

1,100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (8)	N/R	$1,593,479

$1,500		Dresdner Funding Trust, 144A	8.151%	6/30/31	BB	1,552,500

1,495		Goldman Sachs Capital II	4.000%	N/A (8)	BB+	1,050,985
		Total Capital Markets				4,196,964

		Commercial Banks – 2.3%

2,830	EUR	Barclays Bank PLC	4.750%	N/A (8)	BBB–	3,309,258

650	GBP	Barclays Bank PLC	6.000%	N/A (8)	BBB–	1,009,099

1,525		Fifth Third Bancorp.	5.100%	N/A (8)	BBB–	1,349,625

1,000		HBOS Capital Funding LP, 144A	6.071%	N/A (8)	BB+	996,250

1,170		Rabobank Nederland, 144A	11.000%	N/A (8)	A–	1,548,788

500		RBS Capital Trust, (7)	1.048%	N/A (8)	BB	443,125

750		RBS Capital Trust	5.512%	N/A (8)	BB	727,500

500		Societe Generale, 144A	0.993%	N/A (8)	BBB–	436,250

5,585		Wachovia Capital Trust III	5.570%	N/A (8)	BBB+	5,110,275
		Total Commercial Banks				14,930,170

		Diversified Financial Services – 1.2%

5,000		General Electric Capital Corporation	7.125%	N/A (8)	AA–	5,587,500

1,000		Credit Suisse Group AG, (7)	7.500%	N/A (8)	BB+	1,056,250

1,000		JPMorgan Chase & Company	6.000%	N/A (8)	BBB	956,250
7,000		Total Diversified Financial Services				7,600,000

		Electric Utilities – 0.5%

700		AES Gener SA, 144A, (7)	8.375%	12/18/73	Ba2	729,750

1,570		Electricite de France, 144A	5.250%	N/A (8)	A3	1,561,365

1,000		Enel SpA	8.750%	9/24/73	BBB–	1,087,367
3,270		Total Electric Utilities				3,378,482

Nuveen Investments	135

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)	Description (1)	Coupon	Maturity	Ratings	Value

	Insurance – 1.5%

$1,500	Allstate Corporation	5.750%	8/15/53	Baa1	$1,511,250

2,050	Catlin Insurance Company Limited	7.249%	N/A (8)	BBB+	2,126,875

1,250	Genworth Financial Inc.	6.150%	11/15/66	Ba1	1,106,250

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,607,850

1,435	Prudential Financial Inc., (7)	5.200%	3/15/44	BBB+	1,388,363

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,976,250
9,715	Total Insurance				9,716,838

	IT Services – 0.1%

575	Zayo Escrow Corporation, (7)	8.125%	1/01/20	B1	629,625
	Total $1,000 Par (or similar) Institutional Structures (cost $38,543,496)				40,452,079

Principal Amount (000)	Description (1)		Optional Call Provisions (9)	Ratings (4)	Value

	MUNICIPAL BONDS – 0.7%

	Illinois – 0.7%

$3,840	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$4,184,179
$3,840	Total Municipal Bonds (cost $3,840,000)				4,184,179

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 9.8%

$1,483	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,542,247

936	American West Airlines Pass-Through Certificates, Series 2001-1	8.057%	1/02/22	A–	1,001,762

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,558,292

3,081	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,530,354

51	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	44,448

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	367,584

1,974	Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	Aaa	1,971,161

47	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	47,021

888	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.288%	6/25/47	B–	876,168

420	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	421,663

753	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	611,139

2,869	Countrywide Asset-Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	2,625,741

12	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.278%	6/25/47	AAA	12,381

136	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$501		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.675%	2/25/34	A	$474,526

1,872		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	1,777,435

1,244		Countrywide Home Loans, Asset-Backed Certificates Series 2007-7	0.318%	10/25/47	AAA	1,218,987

233		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	245,946

1,637		Delta Air Lines Pass-Through Certificates Series 2012-1A, (7)	4.750%	5/07/20	A+	1,751,243

855		Fannie Mae Mortgage Interest STRIPS 366 25 (I/O)	5.000%	10/01/35	Aaa	78,308

484		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	531,660

599		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	657,636

3,213		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	3,404,697

609		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	650,830

5,915		Fannie Mae Mortgage Pool AL3617	3.500%	9/01/27	Aaa	6,190,094

509		Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	559,257

1,847		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	2,046,926

282		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	304,740

222		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	241,381

99		Fannie Mae Mortgage Pool 725553	2.173%	9/01/33	Aaa	105,077

324		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	356,660

124		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	139,606

79		Fannie Mae Mortgage Pool 735606	1.804%	5/01/35	Aaa	81,816

135		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	147,905

331		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	375,447

426		Fannie Mae Mortgage Pool 745548	2.289%	1/01/35	Aaa	453,684

99		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	109,356

255		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	287,127

102		Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	108,489

275		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	303,060

117		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	131,729

—	(10)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	388

321		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	359,289

35		Fannie Mae Mortgage Pool 905597	5.885%	12/01/36	Aaa	37,783

781		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	827,212

224		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	248,416

102		Fannie Mae Mortgage Pool 946228	6.057%	9/01/37	Aaa	110,311

—	(10)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	214

1,313		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.710%	2/25/48	Aaa	1,315,648

17		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.422%	1/01/37	Aaa	18,517

23		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	23,697

Nuveen Investments	137

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$945	Freddie Mac Gold Pool 1K1238	2.375%	7/01/36	Aaa	$1,006,404

505	Freddie Mac Gold Pool 1L0117	2.655%	10/01/29	Aaa	521,664

325	Freddie Mac Gold Pool 847240	2.287%	7/01/30	Aaa	343,333

208	Freddie Mac Gold Pool 847411	2.190%	5/01/33	Aaa	217,785

1,921	Freddie Mac Gold Pool 848289	2.361%	5/01/38	Aaa	2,040,634

554	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	631,017

126	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	136,529

23	Freddie Mac Non Gold Participation Certificates 847681	2.422%	12/01/36	Aaa	24,629

241	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	240,491

1,837	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	2.889%	1/25/35	CC	1,084,296

206	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	217,768

58	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	56,480

1,744	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,629,179

348	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.557%	3/25/35	BBB+	344,327

1,250	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.438%	4/25/47	CCC	1,056,953

976	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.494%	7/25/47	BB+	988,366

3,373	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,490,070

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	251,157

508	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	524,743

942	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A–	1,045,699

874	Oaktree Real Estate Investments, Commercial Mortgage Asset-Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	873,704

865	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.335%	10/26/36	N/R	820,331

170	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	149,580

387	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	387,324

1,364	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/18/42	BBB+	1,363,036

2,100	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.408%	11/25/23	N/R	2,083,154

583	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.621%	10/20/35	D	475,663

423	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.499%	8/25/38	AA	452,954

138	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$29		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.655%	3/25/35	BBB–	$29,504
$63,453		Total Asset-Backed and Mortgage-Backed Securities (cost $61,885,231)				62,771,832

Shares		Description (1), (11)				Value

		INVESTMENT COMPANIES – 0.4%

36,000		Blackrock Credit Allocation Income Trust IV				$470,160

61,000		Blackrock MuniAssets Fund Inc.				704,550

40,000		CBRE Clarion Global Real Estate Income Fund				316,800

63,000		Invesco Municipal Income Opportunities Trust				390,600

23,000		NexPoint Credit Strategies Fund				216,660

20,000		Pimco Income Strategy Fund				226,200

16,000		Pioneer Diversified High Income Trust				328,480
		Total Investment Companies (cost $2,522,360)				2,653,450

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 8.2%

		Bermuda – 0.5%

$2,840		Bermuda Government, 144A	5.603%	7/20/20	AA–	$3,053,000

		Indonesia – 0.7%

2,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	2,991,310

1,290		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,277,100
4,120		Total Indonesia				4,268,410

		Mexico – 3.3%

1,330	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	11,516,120

503	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	4,280,670

698	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	5,457,444
2,531	MXN	Total Mexico				21,254,234

		Russia – 0.7%

4,500		Russian Federation, 144A	4.875%	9/16/23	Baa1	4,545,000

		South Africa – 0.8%

3,250		Republic of South Africa, (7)	5.875%	9/16/25	Baa1	3,380,000

18,500	ZAR	Republic of South Africa	10.500%	12/21/26	A–	2,078,141
		Total South Africa				5,458,141

		Trinidad and Tobago – 0.2%

1,000		Republic of Trinidad and Tobago	4.375%	1/16/24	A	1,026,500

Nuveen Investments	139

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

Principal Amount (000) (12)		Description (1)	Coupon		Maturity	Ratings (4)	Value

		Turkey – 1.8%

$5,400		Republic of Turkey, (7)	3.250%		3/23/23	Baa3	$4,441,500

550		Republic of Turkey	4.875%		4/16/43	Baa3	421,025

5,500	TRY	Turkey Government Bond	10.500%		1/15/20	BBB	2,615,635

11,100	TRY	Turkey Government Bond	7.100%		3/08/23	BBB	4,229,777
		Total Turkey					11,707,937

		Ukraine – 0.2%

1,250		Republic of Ukraine, 144A	7.750%		9/23/20	B–	1,153,126
		Total Sovereign Debt (cost $59,964,911)					52,466,348
		Total Long-Term Investments (cost $610,931,947)					614,462,278

Shares		Description (1)	Coupon				Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.3%

		Money Market Funds – 11.3%

72,167,235		Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.175	% (13)			$72,167,235
		Total Investments Purchased with Collateral from Securities Lending (cost $72,167,235)					72,167,235

Shares		Description (1)	Coupon				Value

		SHORT-TERM INVESTMENTS – 2.2%

		Money Market Funds – 2.2%

14,010,076		First American Treasury Obligations Fund, Class Z	0.000	% (13)			$14,010,076

		Total Short-Term Investments (cost $14,010,076)					14,010,076
		Total Investments (cost $697,109,258) – 109.5%					700,639,589
		Other Assets Less Liabilities – (9.5)% (15)					(60,518,620)
		Net Assets – 100%					$640,120,969

Investments in Derivatives as of December 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (15)
Bank of America	U.S. Dollar	6,053,119	Malaysian Ringgit	19,600,000	2/11/14	$(84,970)
Citigroup	Australian Dollar	6,000,000	U.S. Dollar	5,441,760	2/07/14	97,862
Citigroup	Canadian Dollar	3,595,000	U.S. Dollar	3,385,680	2/20/14	5,576
Citigroup	Euro	525,000	U.S. Dollar	717,356	2/14/14	(4,871)
Citigroup	Euro	628,000	U.S. Dollar	853,477	2/14/14	(10,445)
Citigroup	Euro	20,996,423	U.S. Dollar	28,520,323	2/14/14	(363,867)
Citigroup	Japanese Yen	1,783,000,000	U.S. Dollar	17,339,703	2/14/14	405,030
Citigroup	Norwegian Krone	5,800,000	U.S. Dollar	941,887	2/18/14	(12,642)
Citigroup	Pound Sterling	558,000	U.S. Dollar	914,184	2/18/14	(9,529)
Citigroup	U.S. Dollar	11,668,824	Australian Dollar	12,900,000	2/07/14	(179,444)
Citigroup	U.S. Dollar	12,284,010	Euro	9,000,000	2/14/14	97,037
Citigroup	U.S. Dollar	9,994,479	Japanese Yen	1,050,000,000	2/14/14	(21,733)
Credit Suisse	Japanese Yen	1,300,000,000	U.S. Dollar	12,664,887	2/10/14	317,917
Credit Suisse	U.S. Dollar	12,413,179	Pound Sterling	7,600,000	2/10/14	168,544

140	Nuveen Investments

Investments in Derivatives as of December 31, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued)

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (15)
Credit Suisse	U.S. Dollar	5,856,064	Malaysian Ringgit	19,000,000	2/24/14	$(74,618)
JPMorgan	Australian Dollar	10,500,000	U.S. Dollar	9,535,880	1/17/14	171,101
JPMorgan	Mexican Peso	54,100,000	U.S. Dollar	4,168,914	2/20/14	42,482
JPMorgan	Turkey Lira	11,350,000	U.S. Dollar	5,282,264	2/11/14	47,678
JPMorgan	Turkey Lira	3,700,000	U.S. Dollar	1,804,462	2/11/14	98,033
JPMorgan	U.S. Dollar	9,925,871	Australian Dollar	10,500,000	1/17/14	(561,091)
JPMorgan	U.S. Dollar	6,526,225	South African Rand	68,000,000	2/20/14	(91,109)
						$36,941
Credit Default Swaps outstanding:

Clearing House	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY21 Index	Sell	3.05%	$7,400,000	5.000%	12/20/18	$643,182	$225,653

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (15)
Bank of America*	$19,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$50,958	$50,495
Deutsche Bank AG	33,000,000	Receive	3-Month USD-LIBOR-BBA	1.741	Semi-Annually	11/08/22	3,040,369	3,040,369
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-BBA	2.113	Semi-Annually	2/21/22	824,978	824,978
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	710,939	710,939
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-BBA	2.739	Semi-Annually	11/21/23	464,071	463,541
	$100,800,000						$5,091,315	$5,090,322
*	Citigroup is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar	Short	(100)	3/16	$(24,642,500)	$67,204
U.S. Treasury 2-Year Note	Short	(25)	3/14	(5,495,313)	10,091
U.S. Treasury 5-Year Note	Short	(220)	3/14	(26,248,750)	331,054
U.S. Treasury 10-Year Note	Short	(39)	3/14	(4,798,828)	4,175
U.S. Treasury Ultra Bond	Short	(2)	3/14	(272,500)	5,953
				$(61,457,891)	$418,477

Nuveen Investments	141

Portfolio of Investments December 31, 2013 (Unaudited)

Nuveen Strategic Income Fund (continued)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2-Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(6)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(7)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $70,166,814.

(8)	Perpetual security. Maturity date is not applicable.

(9)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

I/O	Interest only.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis

TBD	To be announced. Maturity date is not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

NOK	Norwegian Krone

TRY	Turkish Lira

ZAR	South African Rand

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

142	Nuveen Investments

Statement of

Assets and Liabilities December 31, 2013 (Unaudited)

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Assets
Long-term investments, at value (cost $396,290,790, $556,991,544, $19,059,827 and $766,463,552, respectively)	$397,314,428	$569,403,377	$18,594,101	$777,390,049
Investments purchased with collateral from securities lending, at value (cost approximates value)	72,595,790	69,397,695	—	130,267,064
Short-term investments, at value (cost approximates value)	2,450,112	12,180,590	567,489	27,498,165
Cash denominated in foreign currencies (cost $—, $—, $14,433 and $115,112, respectively)	—	—	14,210	115,297
Cash	13,580	80,483	—	11,492
Cash collateral at brokers(1)	545,056	2,578,357	137,091	1,427,141
Credit default swaps premiums paid	—	344,374	—	—
Interest rate swaps premiums paid	435	530	—	541
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	—	134,253	41,495	—
Interest rate swaps	—	2,908,977	80,435	—
Receivable for:
Dividends	—	92,832	2,541	434,204
Due from broker	18,179	23,309	—	47,154
Interest	2,928,666	5,618,980	258,057	13,119,577
Investments sold	1,502,301	6,569,772	286,424	—
Reclaims	—	—	—	487
Reimbursement from Adviser	—	—	7,000	—
Shares sold	1,154,183	10,895,837	26,183	6,686,932
Variation margin on futures contracts	40,531	151,777	7,491	53,656
Variation margin on swap contracts	—	—	—	1,171,666
Other assets	13,718	18,607	50	15,578
Total assets	478,576,979	680,399,750	20,022,567	958,239,003
Liabilities
Cash overdraft	—	—	—	—
Credit default swap premiums received	—	—	—	957,194
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	—	379,848	59,006	529,084
Payable for:
Collateral from securities lending program	72,595,790	69,397,695	—	130,267,064
Dividends	530,354	1,145,267	44,265	2,651,149
Investments purchased	3,229,388	15,699,450	856,747	2,917,633
Shares redeemed	604,933	638,300	1,607	1,929,733
Variation margin on futures contracts	—	—	41,976	—
Variation margin on swap contracts	121,779	926,159	—	—
Accrued expenses:
Management fees	188,814	180,848	—	382,280
Directors/Trustees fees	15,432	20,989	116	18,482
12b-1 distribution and service fees	3,768	17,809	355	96,383
Other	72,909	152,836	10,256	209,193
Total liabilities	77,363,167	88,559,201	1,014,328	139,958,195
Net assets	$401,213,812	$591,840,549	$19,008,239	$818,280,808

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	143

Statement of Assets and Liabilities December 31, 2013 (Unaudited) (continued)

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Class A Shares
Net assets	$16,468,533	$67,047,161	$911,718	$167,672,847
Shares outstanding	1,643,876	5,906,524	45,892	18,616,357
Net asset value per share	$10.02	$11.35	$19.87	$9.01
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 4.25%, 4.75% and 4.75%, respectively, of offering price)	$10.33	$11.85	$20.86	$9.46
Class B Shares
Net assets	N/A	N/A	N/A	$1,240,190
Shares outstanding	N/A	N/A	N/A	138,348
Net asset value and offering price per share	N/A	N/A	N/A	$8.96
Class C Shares
Net assets	$497,716	$4,114,274	$175,673	$70,501,811
Shares outstanding	49,909	364,295	8,820	7,843,380
Net asset value and offering price per share	$9.97	$11.29	$19.92	$8.99
Class R3 Shares
Net assets	N/A	$374,331	$48,494	$995,116
Shares outstanding	N/A	32,833	2,435	108,282
Net asset value and offering price per share	N/A	$11.40	$19.92	$9.19
Class I Shares
Net assets	$384,247,563	$520,304,783	$17,872,354	$577,870,844
Shares outstanding	38,488,004	45,894,515	896,474	63,992,662
Net asset value and offering price per share	$9.98	$11.34	$19.94	$9.03
Net assets consist of:
Capital paid-in	$400,500,317	$576,585,962	$19,339,385	$812,879,139
Undistributed (Over-distribution of) net investment income	(533,406)	(636,755)	530,026	(2,907,290)
Accumulated net realized gain (loss)	116,018	(1,049,968)	(494,106)	(2,462,695)
Net unrealized appreciation (depreciation)	1,130,883	16,941,310	(367,066)	10,771,654
Net assets	$401,213,812	$591,840,549	$19,008,239	$818,280,808
Authorized shares – per class	2 billion	2 billion	Unlimited	2 billion
Par value per share	$.0001	$.0001	$0.01	$.0001

N/A – Fund does not, or no longer, offers Class B Shares and/or Class R3 Shares. Class B Shares of Core Plus Bond converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

144	Nuveen Investments

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $309,717,825, $62,323,988, $914,246,079 and $610,931,947, respectively)	$302,782,748	$63,138,978	$921,958,144	$614,462,278
Investments purchased with collateral from securities lending, at value (cost approximates value)	129,468,738	7,060,274	58,477,023	72,167,235
Short-term investments, at value (cost approximates value)	1,044,585	3,096,114	33,181,638	14,010,076
Cash denominated in foreign currencies (cost $—, $—, $422 and $145,618, respectively)	—	—	338	144,590
Cash	11,103	—	34,722	7,086
Cash collateral at brokers(1)	504,121	48,000	1,375,508	2,522,689
Credit default swaps premiums paid	—	—	—	417,529
Interest rate swaps premiums paid	423	—	475	993
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	—	—	42,718	414,817
Interest rate swaps	—	—	—	4,576,286
Receivable for:
Dividends	9,869	—	—	112,277
Due from broker	25,130	754	38,213	26,013
Interest	1,351,649	293,995	5,294,039	7,808,592
Investments sold	—	31,661	170,073	683,923
Reclaims	—	—	—	4,875
Reimbursement from Adviser	—	—	—	—
Shares sold	974,647	1,704,632	6,510,127	3,867,709
Variation margin on futures contracts	47,002	13,595	73,156	33,953
Variation margin on swap contracts	—	—	—	—
Other assets	7,618	129	71,833	101,891
Total assets	436,227,633	75,388,132	1,027,228,007	721,362,812
Liabilities
Cash overdraft	—	18,056	—	—
Credit default swap premiums received	—	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	—	—	—	377,876
Payable for:
Collateral from securities lending program	129,468,738	7,060,274	58,477,023	72,167,235
Dividends	286,482	64,475	1,116,938	1,667,714
Investments purchased	—	—	5,293,407	4,279,123
Shares redeemed	1,681,096	210,803	700,277	653,183
Variation margin on futures contracts	—	5,469	—	—
Variation margin on swap contracts	85,246	—	243,559	1,709,933
Accrued expenses:
Management fees	191,575	13,336	292,589	199,902
Directors/Trustees fees	8,942	398	24,156	17,974
12b-1 distribution and service fees	10,564	3,017	66,429	49,454
Other	117,170	20,083	141,198	119,449
Total liabilities	131,849,813	7,395,911	66,355,576	81,241,843
Net assets	$304,377,820	$67,992,221	$960,872,431	$640,120,969

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	145

Statement of Assets and Liabilities December 31, 2013 (Unaudited) (continued)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$17,505,770	$10,936,501	$132,607,896	$80,443,339
Shares outstanding	1,634,004	1,251,160	13,215,785	7,205,523
Net asset value per share	$10.71	$8.74	$10.03	$11.16
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$11.19	$9.01	$10.26	$11.66
Class B Shares
Net assets	N/A	N/A	N/A	$1,174,919
Shares outstanding	N/A	N/A	N/A	105,837
Net asset value and offering price per share	N/A	N/A	N/A	$11.10
Class C Shares
Net assets	$7,158,575	$800,143	$47,366,627	$36,172,941
Shares outstanding	670,922	91,380	4,707,707	3,260,606
Net asset value and offering price per share	$10.67	$8.76	$10.06	$11.09
Class R3 Shares
Net assets	$507,557	$129,275	$811,887	$3,942,773
Shares outstanding	47,485	14,799	80,796	351,814
Net asset value and offering price per share	$10.69	$8.74	$10.05	$11.21
Class I Shares
Net assets	$279,205,918	$56,126,302	$780,086,021	$518,386,997
Shares outstanding	25,911,279	6,413,122	77,705,350	46,453,584
Net asset value and offering price per share	$10.78	$8.75	$10.04	$11.16
Net assets consist of:
Capital paid-in	$313,334,696	$74,817,018	$975,077,635	$660,739,810
Undistributed (Over-distribution of) net investment income	(1,290,539)	(175,253)	(992,302)	14,138,111
Accumulated net realized gain (loss)	(978,964)	(7,459,018)	(22,307,772)	(44,052,526)
Net unrealized appreciation (depreciation)	(6,687,373)	809,474	9,094,870	9,295,574
Net assets	$304,377,820	$67,992,221	$960,872,431	$640,120,969
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$.0001	$.0001	$.0001	$.0001

N/A – Fund does not, or no longer, offers Class B Shares.

See accompanying notes to financial statements.

146	Nuveen Investments

Statement of

Operations Six Months Ended December 31, 2013 (Unaudited)

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Investment Income
Dividend income (net of foreign dividend tax withheld of $—, $—, $— and $7,158, respectively)	$—	$582,773	$11,887	$2,299,401
Interest income (net of foreign interest tax withheld of $—, $—, $— and $9,425, respectively)	6,598,746	14,398,350	446,762	26,362,527
Securities lending income, net	80,782	115,680	—	294,492
Total investment income	6,679,528	15,096,803	458,649	28,956,420
Expenses
Management fees	1,034,972	1,441,347	54,178	2,155,719
12b-1 service fees – Class A(1)	21,109	96,931	1,278	203,568
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	7,162
12b-1 distribution and service fees – Class C	2,556	19,595	784	349,523
12b-1 distribution and service fees – Class R3	N/A	867	125	1,920
Shareholder servicing agent fees and expenses	97,817	172,489	1,395	233,283
Custodian fees and expenses	8,063	140,311	46,944	121,568
Directors/Trustees fees and expenses	6,741	9,274	274	10,637
Professional fees	30,325	34,221	21,959	26,511
Shareholder reporting expenses	13,516	23,117	1,821	58,651
Federal and state registration fees	25,010	35,412	29,247	60,778
Other expenses	7,337	10,179	5,161	11,647
Total expenses before fee waiver/expense reimbursement	1,247,446	1,983,743	163,166	3,240,967
Fee waiver/expense reimbursement	(19,321)	(249,807)	(95,545)	—
Net expenses	1,228,125	1,733,936	67,621	3,240,967
Net investment income (loss)	5,451,403	13,362,867	391,028	25,715,453
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,737	4,862,721	38,135	93,974
Forward foreign currency exchange contracts	—	88,298	(540,716)	(473,892)
Futures contracts	270,732	2,075,989	67,546	548,865
Options purchased	—	—	(15,802)	—
Swaps	—	(123,946)	44,804	(1,149,871)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	290,419	(4,028,678)	(37,397)	20,152,877
Forward foreign currency exchange contracts	—	(78,313)	62,907	(371,348)
Futures contracts	281,850	(1,018,671)	(16,092)	(188,714)
Options purchased	—	—	4,270	—
Swaps	136,056	1,449,075	30,988	(247,859)
Net realized and unrealized gain (loss)	982,794	3,226,475	(361,357)	18,364,032
Net increase (decrease) in net assets from operations	$6,434,197	$16,589,342	$29,671	$44,079,485

N/A – Fund does not, or no longer, offers Class B Shares and/or Class R3 Shares.

(1)	Includes 12b-1 distribution and service fees incurred on Core Plus Bond’s Class B Shares during the period. Class B Shares of Core Plus Bond converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	147

Statement of Operations Six Months Ended December 31, 2013 (Unaudited) (continued)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Investment Income
Dividend income (net of foreign dividend tax withheld of $281, $—, $— and $—, respectively)	$51,298	$—	$—	$767,763
Interest income (net of foreign interest tax withheld of $—, $—, $— and $980, respectively)	2,357,723	727,257	12,162,631	17,005,575
Securities lending income, net	115,402	4,741	139,781	123,536
Total investment income	2,524,423	731,998	12,302,412	17,896,874
Expenses
Management fees	745,131	156,019	1,795,934	1,698,229
12b-1 service fees – Class A	25,041	13,676	155,241	95,379
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	6,700
12b-1 distribution and service fees – Class C	43,740	4,566	237,952	175,311
12b-1 distribution and service fees – Class R3	1,355	364	1,706	7,917
Shareholder servicing agent fees and expenses	160,294	22,581	154,990	141,381
Custodian fees and expenses	43,649	21,510	119,001	101,433
Directors/Trustees fees and expenses	5,114	964	13,345	9,076
Professional fees	28,019	21,275	41,256	34,410
Shareholder reporting expenses	16,364	6,832	31,899	29,227
Federal and state registration fees	29,453	25,663	39,287	41,582
Other expenses	4,129	3,586	13,727	12,382
Total expenses before fee waiver/expense reimbursement	1,102,289	277,036	2,604,338	2,353,027
Fee waiver/expense reimbursement	(2,921)	(59,265)	(67,903)	(258,226)
Net expenses	1,099,368	217,771	2,536,435	2,094,801
Net investment income (loss)	1,425,055	514,227	9,765,977	15,802,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(637,785)	(272,945)	901,115	2,427,895
Forward foreign currency exchange contracts	1,649	—	(103,850)	(3,693,592)
Futures contracts	566,479	186,825	1,177,658	736,075
Options purchased	—	—	—	(81,130)
Swaps	—	—	282,176	263,304
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,957,553)	(154,998)	3,916,952	5,617,783
Forward foreign currency exchange contracts	—	—	42,718	1,241,967
Futures contracts	5,648	(35,703)	(1,149,246)	(629,031)
Options purchased	—	—	—	81,130
Swaps	95,121	—	117,048	2,168,851
Net realized and unrealized gain (loss)	(3,926,441)	(276,821)	5,184,571	8,133,252
Net increase (decrease) in net assets from operations	$(2,501,386)	$237,406	$14,950,548	$23,935,325

N/A – Fund does not, or no longer, offers Class B Shares.

See accompanying notes to financial statements.

148	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$5,451,403	$10,982,359	$13,362,867	$27,397,102
Net realized gain (loss) from:
Investments and foreign currency	3,737	13,247,549	4,862,721	13,379,331
Forward foreign currency exchange contracts	—	—	88,298	—
Futures contracts	270,732	(964,275)	2,075,989	(542,476)
Options purchased	—	—	—	—
Options written	—	—	—	(201,554)
Swaps	—	(1,680,438)	(123,946)	(2,763,163)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	290,419	(20,100,906)	(4,028,678)	(22,412,660)
Forward foreign currency exchange contracts	—	—	(78,313)	(167,282)
Futures contracts	281,850	(273,507)	(1,018,671)	2,796,555
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	136,056	1,530,864	1,449,075	4,532,764
Net increase (decrease) in net assets from operations	6,434,197	2,741,646	16,589,342	22,018,617
Distributions to Shareholders
From net investment income:
Class A(1)	(168,196)	(355,614)	(1,404,877)	(2,992,583)
Class B	N/A	N/A	N/A	(23,699)
Class C	(3,048)	(12,814)	(57,289)	(132,087)
Class R3	N/A	N/A	(6,012)	(11,951)
Class I	(4,872,768)	(10,711,280)	(10,868,316)	(25,029,784)
From accumulated net realized gains:
Class A(1)	(219,231)	(677,261)	(1,118,477)	(342,229)
Class B	N/A	N/A	N/A	(3,438)
Class C	(6,208)	(48,125)	(67,202)	(19,355)
Class R3	N/A	N/A	(5,884)	(1,416)
Class I	(5,526,774)	(17,500,782)	(8,524,192)	(2,627,486)
Decrease in net assets from distributions to shareholders	(10,796,225)	(29,305,876)	(22,052,249)	(31,184,028)
Fund Share Transactions
Proceeds from sale of shares	25,388,406	64,797,013	46,522,653	87,088,590
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,289,815	11,913,545	10,136,092	11,485,188
	29,678,221	76,710,558	56,658,745	98,573,778
Cost of shares redeemed	(124,106,922)	(194,037,829)	(132,880,823)	(223,588,126)
Net increase (decrease) in net assets from Fund share transactions	(94,428,701)	(117,327,271)	(76,222,078)	(125,014,348)
Net increase (decrease) in net assets	(98,790,729)	(143,891,501)	(81,684,985)	(134,179,759)
Net assets at the beginning of period	500,004,541	643,896,042	673,525,534	807,705,293
Net assets at the end of period	$401,213,812	$500,004,541	$591,840,549	$673,525,534
Undistributed (Over-distribution of) net investment income at the end of period	$(533,406)	$(940,797)	$(636,755)	$(1,663,128)

N/A – Fund does not, or no longer, offers Class B Shares and or Class R3 Shares.

(1)	Includes distributions to shareholders on Core Plus Bond’s Class B Shares during the period. Class B Shares of Core Plus Bond converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	149

Statement of Changes in Net Assets (Unaudited) (continued)

	Global Total Return Bond		High Income Bond
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$391,028	$593,676	$25,715,453	$52,097,551
Net realized gain (loss) from:
Investments and foreign currency	38,135	255,749	93,974	32,830,342
Forward foreign currency exchange contracts	(540,716)	193,248	(473,892)	—
Futures contracts	67,546	9,324	548,865	24,640
Options purchased	(15,802)	(1,819)	—	—
Options written	—	(451)	—	—
Swaps	44,804	117,190	(1,149,871)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(37,397)	(741,357)	20,152,877	(4,035,241)
Forward foreign currency exchange contracts	62,907	(131,026)	(371,348)	(157,736)
Futures contracts	(16,092)	47,954	(188,714)	785,330
Options purchased	4,270	(4,270)	—	—
Options written	—	—	—	—
Swaps	30,988	53,666	(247,859)	—
Net increase (decrease) in net assets from operations	29,671	391,884	44,079,485	81,544,886
Distributions to Shareholders
From net investment income:
Class A	(18,034)	(35,960)	(5,481,389)	(11,284,624)
Class B	N/A	N/A	(42,826)	(117,102)
Class C	(2,128)	(2,925)	(2,106,923)	(4,119,190)
Class R3	(812)	(1,997)	(25,092)	(52,093)
Class I	(338,260)	(658,553)	(18,487,573)	(39,152,850)
From accumulated net realized gains:
Class A	(15,286)	(17,638)	(3,720,411)	—
Class B	N/A	N/A	(28,229)	—
Class C	(2,340)	(1,263)	(1,550,786)	—
Class R3	(762)	(930)	(18,187)	—
Class I	(279,368)	(270,907)	(12,406,397)	—
Decrease in net assets from distributions to shareholders	(656,990)	(990,173)	(43,867,813)	(54,725,859)
Fund Share Transactions
Proceeds from sale of shares	2,743,904	4,253,342	257,246,653	365,971,376
Proceeds from shares issued to shareholders due to reinvestment of distributions	178,119	94,699	19,248,941	20,215,234
	2,922,023	4,348,041	276,495,594	386,186,610
Cost of shares redeemed	(923,362)	(1,295,217)	(165,109,327)	(314,765,353)
Net increase (decrease) in net assets from Fund share transactions	1,998,661	3,052,824	111,386,267	71,421,257
Net increase (decrease) in net assets	1,371,342	2,454,535	111,597,939	98,240,284
Net assets at the beginning of period	17,636,897	15,182,362	706,682,869	608,442,585
Net assets at the end of period	$19,008,239	$17,636,897	$818,280,808	$706,682,869
Undistributed (Over-distribution of) net investment income at the end of period	$530,026	$498,232	$(2,907,290)	$(2,478,940)

N/A – Fund does not, or no longer, offers Class B Shares.

See accompanying notes to financial statements.

150	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$1,425,055	$2,876,791	$514,227	$1,312,891
Net realized gain (loss) from:
Investments and foreign currency	(637,785)	8,100,876	(272,945)	152,250
Forward foreign currency exchange contracts	1,649	(191,827)	—	—
Futures contracts	566,479	238,486	186,825	115,320
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	—	(391,994)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,957,553)	(30,963,087)	(154,998)	(1,871,221)
Forward foreign currency exchange contracts	—	110,837	—	—
Futures contracts	5,648	153,262	(35,703)	18,406
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	95,121	348,311	—	—
Net increase (decrease) in net assets from operations	(2,501,386)	(19,718,345)	237,406	(272,354)
Distributions to Shareholders
From net investment income:
Class A	(107,679)	(272,077)	(85,253)	(218,850)
Class B	N/A	N/A	N/A	N/A
Class C	(12,546)	(57,189)	(3,524)	(15,578)
Class R3	(2,191)	(2,345)	(943)	(3,228)
Class I	(2,158,729)	(4,430,072)	(484,628)	(1,250,387)
From accumulated net realized gains:
Class A	(325,704)	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	(141,506)	—	—	—
Class R3	(9,071)	—	—	—
Class I	(5,369,832)	—	—	—
Decrease in net assets from distributions to shareholders	(8,127,258)	(4,761,683)	(574,348)	(1,488,043)
Fund Share Transactions
Proceeds from sale of shares	60,412,293	160,616,545	16,500,647	11,783,243
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,873,967	781,092	186,251	506,408
	62,286,260	161,397,637	16,686,898	12,289,651
Cost of shares redeemed	(123,713,356)	(111,075,769)	(12,941,004)	(30,393,108)
Net increase (decrease) in net assets from Fund share transactions	(61,427,096)	50,321,868	3,745,894	(18,103,457)
Net increase (decrease) in net assets	(72,055,740)	25,841,840	3,408,952	(19,863,854)
Net assets at the beginning of period	376,433,560	350,591,720	64,583,269	84,447,123
Net assets at the end of period	$304,377,820	$376,433,560	$67,992,221	$64,583,269
Undistributed (Over-distribution of) net investment income at the end of period	$(1,290,539)	$(434,449)	$(175,253)	$(115,132)

N/A – Fund does not, or no longer, offers Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	151

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Bond		Strategic Income
	Six Months Ended 12/31/13	Year Ended 6/30/13	Six Months Ended 12/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$9,765,977	$19,195,125	$15,802,073	$30,494,779
Net realized gain (loss) from:
Investments and foreign currency	901,115	4,872,817	2,427,895	22,569,723
Forward foreign currency exchange contracts	(103,850)	—	(3,693,592)	4,687,862
Futures contracts	1,177,658	169,909	736,075	(962,426)
Options purchased	—	—	(81,130)	(4,865)
Options written	—	(1,226,046)	—	(125,856)
Swaps	282,176	—	263,304	1,742,931
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,916,952	(4,721,407)	5,617,783	(23,595,326)
Forward foreign currency exchange contracts	42,718	—	1,241,967	(2,175,164)
Futures contracts	(1,149,246)	2,383,929	(629,031)	1,358,805
Options purchased	—	—	81,130	(81,130)
Options written	—	—	—	—
Swaps	117,048	1,253,612	2,168,851	4,672,411
Net increase (decrease) in net assets from operations	14,950,548	21,927,939	23,935,325	38,581,744
Distributions to Shareholders
From net investment income:
Class A	(1,142,019)	(2,413,639)	(1,822,677)	(2,828,988)
Class B	N/A	N/A	(26,909)	(67,636)
Class C	(254,300)	(534,379)	(704,559)	(1,233,628)
Class R3	(5,266)	(8,691)	(71,936)	(100,573)
Class I	(7,847,032)	(16,946,348)	(12,994,009)	(24,786,771)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,248,617)	(19,903,057)	(15,620,090)	(29,017,596)
Fund Share Transactions
Proceeds from sale of shares	246,724,766	477,087,186	110,807,072	160,424,451
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,693,637	5,997,185	5,640,492	9,591,338
	249,418,403	483,084,371	116,447,564	170,015,789
Cost of shares redeemed	(200,999,288)	(461,242,790)	(113,834,442)	(172,933,942)
Net increase (decrease) in net assets from Fund share transactions	48,419,115	21,841,581	2,613,122	(2,918,153)
Net increase (decrease) in net assets	54,121,046	23,866,463	10,928,357	6,645,995
Net assets at the beginning of period	906,751,385	882,884,922	629,192,612	622,546,617
Net assets at the end of period	$960,872,431	$906,751,385	$640,120,969	$629,192,612
Undistributed (Over-distribution of) net investment income at the end of period	$(992,302)	$(1,509,662)	$14,138,111	$13,956,128

NA – Fund does not, or no longer, offers Class B Shares.

See accompanying notes to financial statements.

152	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	153

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

CORE BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2014(f)	$10.13	$.11	$.02	$.13	$(.10)	$(.14)	$(.24)	$10.02
2013	10.67	.18	(.20)	(.02)	(.18)	(.34)	(.52)	10.13
2012	10.47	.29	.23	.52	(.30)	(.02)	(.32)	10.67
2011	10.33	.33	.14	.47	(.33)	—	(.33)	10.47
2010	9.47	.42	.86	1.28	(.42)	—	(.42)	10.33
2009	9.90	.48	(.40)	.08	(.51)	—	(.51)	9.47
Class C (1/11)
2014(f)	10.08	.07	.02	.09	(.06)	(.14)	(.20)	9.97
2013	10.62	.09	(.19)	(.10)	(.09)	(.35)	(.44)	10.08
2012	10.44	.19	.22	.41	(.22)	(.01)	(.23)	10.62
2011(d)	10.37	.12	.06	.18	(.11)	—	(.11)	10.44
Class I (1/93)
2014(f)	10.09	.12	.02	.14	(.11)	(.14)	(.25)	9.98
2013	10.63	.20	(.20)	—	(.21)	(.33)	(.54)	10.09
2012	10.43	.30	.23	.53	(.32)	(.01)	(.33)	10.63
2011	10.29	.35	.14	.49	(.35)	—	(.35)	10.43
2010	9.43	.43	.86	1.29	(.43)	—	(.43)	10.29
2009	9.87	.49	(.40)	.09	(.53)	—	(.53)	9.43

154	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.32%	$16,469	.79	%*	2.16	%*	78	%*	2.17	%*	23%
(.38)	18,331	.79		1.63		.78		1.65		85
4.93	21,262	.95		2.61		.85		2.70		75
4.70	22,502	.94		3.10		.85		3.20		58
13.64	26,341	1.01		3.96		.85		4.12		58
1.21	23,905	1.01		5.09		.85		5.25		41

.92	498	1.54	*	1.40	*	1.53	*	1.41	*	23
(1.17)	585	1.54		.87		1.53		.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75
1.76	1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

1.44	384,248	.54	*	2.40	*	.53	*	2.41	*	23
(.16)	481,088	.54		1.88		.53		1.89		85
5.18	621,066	.70		2.85		.68		2.87		75
4.76	657,129	.74		3.30		.70		3.35		58
13.87	734,924	.76		4.22		.70		4.28		58
1.26	724,531	.76		5.33		.70		5.39		41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	155

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

CORE PLUS BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/87)
2014(f)	$11.46	$.23	$.06	$.29	$(.21)	$(.19)	$(.40)	$11.35
2013	11.64	.41	(.12)	.29	(.42)	(.05)	(.47)	11.46
2012	11.44	.41	.21	.62	(.42)	—	(.42)	11.64
2011	11.22	.43	.21	.64	(.42)	—	(.42)	11.44
2010	10.04	.51	1.18	1.69	(.51)	—	(.51)	11.22
2009	10.86	.61	(.81)	(.20)	(.62)	—	(.62)	10.04
Class C (2/99)
2014(f)	11.40	.19	.06	.25	(.17)	(.19)	(.36)	11.29
2013	11.59	.32	(.12)	.20	(.34)	(.05)	(.39)	11.40
2012	11.40	.32	.21	.53	(.34)	—	(.34)	11.59
2011	11.18	.34	.21	.55	(.33)	—	(.33)	11.40
2010	10.00	.42	1.19	1.61	(.43)	—	(.43)	11.18
2009	10.83	.54	(.82)	(.28)	(.55)	—	(.55)	10.00
Class R3 (9/01)
2014(f)	11.51	.22	.06	.28	(.20)	(.19)	(.39)	11.40
2013	11.70	.38	(.12)	.26	(.40)	(.05)	(.45)	11.51
2012	11.50	.38	.22	.60	(.40)	—	(.40)	11.70
2011	11.27	.40	.22	.62	(.39)	—	(.39)	11.50
2010	10.09	.48	1.19	1.67	(.49)	—	(.49)	11.27
2009	10.89	.59	(.79)	(.20)	(.60)	—	(.60)	10.09
Class I (2/94)
2014(f)	11.44	.25	.07	.32	(.23)	(.19)	(.42)	11.34
2013	11.64	.44	(.14)	.30	(.45)	(.05)	(.50)	11.44
2012	11.44	.44	.21	.65	(.45)	—	(.45)	11.64
2011	11.21	.46	.22	.68	(.45)	—	(.45)	11.44
2010	10.03	.54	1.18	1.72	(.54)	—	(.54)	11.21
2009	10.86	.64	(.82)	(.18)	(.65)	—	(.65)	10.03

156	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

2.60%	$67,047	.84	%*	3.95	%*	.77	%*	4.03	%*	22%
2.40	79,740	.81		3.42		.77		3.46		46
5.52	83,264	.97		3.51		.93		3.55		98
5.73	85,980	.99		3.72		.94		3.77		91
17.11	93,374	1.02		4.58		.95		4.65		83
(1.37)	82,373	1.02		6.27		.95		6.34		160

2.21	4,114	1.60	*	3.22	*	1.52	*	3.31	*	22
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98
4.97	3,711	1.74		2.97		1.69		3.02		91
16.32	3,796	1.77		3.84		1.70		3.91		83
(2.21)	3,693	1.77		5.52		1.70		5.59		160

2.48	374	1.10	*	3.73	*	1.02	*	3.81	*	22
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98
5.54	380	1.23		3.47		1.19		3.52		91
16.74	379	1.27		4.35		1.20		4.42		83
(1.43)	406	1.27		6.04		1.20		6.11		160

2.84	520,305	.60	*	4.22	*	.52	*	4.30	*	22
2.52	588,627	.56		3.67		.52		3.71		46
5.79	718,505	.72		3.76		.68		3.80		98
6.09	925,541	.74		3.97		.69		4.02		91
17.42	1,179,453	.77		4.86		.70		4.93		83
(1.22)	1,279,489	.77		6.50		.70		6.57		160

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	157

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

GLOBAL TOTAL RETURN BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
CLASS A (12/11)
2014(f)	$20.54	$.40	$(.40)	$—	$(.36)	$(.31)	$(.67)	$19.87
2013	21.19	.72	(.14)	.58	(.86)	(.37)	(1.23)	20.54
2012(d)	20.00	.41	1.07	1.48	(.29)	—	(.29)	21.19
CLASS C (12/11)
2014(f)	20.58	.32	(.39)	(.07)	(.28)	(.31)	(.59)	19.92
2013	21.18	.56	(.10)	.46	(.69)	(.37)	(1.06)	20.58
2012(d)	20.00	.29	1.13	1.42	(.24)	—	(.24)	21.18
CLASS R3 (12/11)
2014(f)	20.58	.37	(.39)	(.02)	(.33)	(.31)	(.64)	19.92
2013	21.20	.66	(.11)	.55	(.80)	(.37)	(1.17)	20.58
2012(d)	20.00	.35	1.13	1.48	(.28)	—	(.28)	21.20
CLASS I (12/11)
2014(f)	20.61	.42	(.39)	.03	(.39)	(.31)	(.70)	19.94
2013	21.23	.77	(.11)	.66	(.91)	(.37)	(1.28)	20.61
2012(d)	20.00	.42	1.12	1.54	(.31)	—	(.31)	21.23

158	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.03%	$912	1.93	%*	2.85	%*	.97	%*	3.85	%*	63%
2.47	1,037	2.16		2.10		.97		3.29		176
7.42	310	2.44	*	1.99	*	.98	*	3.46	*	116

(.33)	176	2.68	*	2.11	*	1.71	*	3.10	*	63
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(.07)	48	2.18	*	2.62	*	1.22	*	3.61	*	63
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

.16	17,872	1.69	*	3.12	*	.71	*	4.13	*	63
2.86	16,392	1.81		2.41		.72		3.50		176
7.71	14,767	1.74	*	2.41	*	.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	159

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

HIGH INCOME BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2014(e)	$8.99	$.30	$.23	$.53	$(.31)	$(.20)	$(.51)	$9.01
2013	8.64	.63	.39	1.02	(.67)	—	(.67)	8.99
2012	9.05	.69	(.38)	.31	(.69)	(.03)	(.72)	8.64
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28
2009	8.65	.73	(1.47)	(.74)	(.76)	—	(.76)	7.15
Class B (8/01)
2014(e)	8.95	.27	.21	.48	(.27)	(.20)	(.47)	8.96
2013	8.59	.57	.39	.96	(.60)	—	(.60)	8.95
2012	8.98	.62	(.36)	.26	(.62)	(.03)	(.65)	8.59
2011	8.23	.60	.74	1.34	(.59)	—	(.59)	8.98
2010	7.11	.60	1.12	1.72	(.60)	—	(.60)	8.23
2009	8.61	.68	(1.47)	(.79)	(.71)	—	(.71)	7.11
Class C (8/01)
2014(e)	8.98	.27	.22	.49	(.28)	(.20)	(.48)	8.99
2013	8.62	.56	.40	.96	(.60)	—	(.60)	8.98
2012	9.01	.63	(.37)	.26	(.62)	(.03)	(.65)	8.62
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25
2009	8.62	.68	(1.47)	(.79)	(.71)	—	(.71)	7.12
Class R3 (9/01)
2014(e)	9.17	.30	.23	.53	(.31)	(.20)	(.51)	9.19
2013	8.81	.62	.40	1.02	(.66)	—	(.66)	9.17
2012	9.23	.67	(.38)	.29	(.68)	(.03)	(.71)	8.81
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44
2009	8.79	.73	(1.49)	(.76)	(.75)	—	(.75)	7.28
Class I (8/01)
2014(e)	9.01	.32	.22	.54	(.32)	(.20)	(.52)	9.03
2013	8.65	.66	.39	1.05	(.69)	—	(.69)	9.01
2012	9.05	.71	(.37)	.34	(.71)	(.03)	(.74)	8.65
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29
2009	8.66	.75	(1.47)	(.72)	(.78)	—	(.78)	7.16

160	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.01%	$167,673	.95	%*	6.62	%*	.93	%*	6.62	%*	45%
11.99	141,132	.94		6.92		.94		6.92		133
3.76	92,018	1.06		7.98		1.04		7.99		124
17.61	30,984	1.22		7.38		1.10		7.50		130
25.47	29,532	1.29		7.93		1.10		8.12		132
(7.26)	25,696	1.36		10.53		1.10		10.79		108

5.50	1,240	1.70	*	5.88	*	1.68	*	5.88	*	45
11.34	1,524	1.70		6.26		1.70		6.26		133
3.18	1,843	1.82		7.23		1.80		7.26		124
16.59	1,285	1.98		6.64		1.85		6.76		130
24.56	1,628	2.04		7.28		1.85		7.47		132
(7.99)	2,157	2.11		9.66		1.85		9.92		108

5.52	70,502	1.70	*	5.88	*	1.68	*	5.88	*	45
11.33	67,466	1.70		6.21		1.70		6.21		133
3.18	48,667	1.80		7.26		1.79		7.27		124
16.67	9,792	1.97		6.64		1.85		6.76		130
24.67	6,969	2.04		7.22		1.85		7.41		132
(7.98)	5,038	2.11		9.72		1.85		9.98		108

5.85	995	1.20	*	6.37	*	1.18	*	6.37	*	45
11.79	697	1.19		6.69		1.19		6.69		133
3.46	615	1.31		7.66		1.29		7.68		124
17.28	309	1.47		7.12		1.35		7.25		130
25.12	343	1.54		7.73		1.35		7.92		132
(7.49)	265	1.61		10.46		1.35		10.72		108

6.13	577,871	.70	*	6.87	*	.68	*	6.87	*	45
12.39	495,863	.70		7.24		.70		7.24		133
4.15	465,299	.84		8.19		.80		8.23		124
17.77	460,785	.97		7.63		.85		7.75		130
25.75	350,066	1.04		8.19		.85		8.38		132
(7.01)	182,051	1.11		10.67		.85		10.93		108

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Advisor is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	161

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

INFLATION PROTECTED SECURITIES		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (10/04)
2014(e)	$11.08	$.03	$(.14)	$(.11)	$(.06)	$(.20)	$—	$(.26)	$10.71
2013	11.80	.07	(.66)	(.59)	(.13)	—	—	(.13)	11.08
2012	10.94	.23	1.01	1.24	(.38)	—	—	(.38)	11.80
2011	10.33	.35	.40	.75	(.14)	—	—	(.14)	10.94
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59
Class C (10/04)
2014(e)	11.03	(.01)	(.13)	(.14)	(.02)	(.20)	—	(.22)	10.67
2013	11.72	(.03)	(.60)	(.63)	(.06)	—	—	(.06)	11.03
2012	10.84	.14	1.00	1.14	(.26)	—	—	(.26)	11.72
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53
Class R3 (10/04)
2014(e)	11.05	.02	(.13)	(.11)	(.05)	(.20)	—	(.25)	10.69
2013	11.74	.04	(.62)	(.58)	(.11)	—	—	(.11)	11.05
2012	10.84	.22	.97	1.19	(.29)	—	—	(.29)	11.74
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58
Class I (10/04)
2014(e)	11.14	.05	(.13)	(.08)	(.08)	(.20)	—	(.28)	10.78
2013	11.81	.09	(.61)	(.52)	(.15)	—	—	(.15)	11.14
2012	10.96	.25	1.01	1.26	(.41)	—	—	(.41)	11.81
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59

162	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.01)%	$17,506	.83	%*	.60	%*	.83	%*	.60	%*	18%
(5.07)	21,949	.81		.56		.81		.56		52
11.44	19,330	1.00		1.81		.84		1.97		47
7.30	12,080	1.09		3.05		.85		3.30		45
10.62	7,894	1.15		2.46		.84		2.77		72
(2.18)	5,439	1.10		1.27		.85		1.52		24

(1.32)	7,159	1.59	*	(.14	)*	1.58	*	(.14	)*	18
(5.39)	9,761	1.56		(.25)		1.56		(.25)		52
10.62	9,703	1.75		1.05		1.59		1.21		47
6.59	8,043	1.84		2.19		1.60		2.44		45
9.76	6,673	1.91		1.47		1.60		1.78		72
(3.03)	1,406	1.84		.94		1.59		1.19		24

(1.06)	508	1.08	*	.32	*	1.08	*	.33	*	18
(5.02)	519	1.06		.32		1.06		.32		52
11.10	173	1.25		1.72		1.09		1.88		47
6.31	33	1.38		.78		1.10		1.05		45
10.32	1,332	1.40		2.33		1.09		2.64		72
(2.43)	1,262	1.35		1.09		1.10		1.34		24

(.78)	279,206	.59	*	.85	*	.58	*	.85	*	18
(4.46)	344,204	.56		.77		.56		.77		52
11.62	321,386	.75		1.99		.59		2.15		47
7.62	255,183	.84		3.49		.60		3.74		45
10.92	156,983	.90		2.96		.59		3.27		72
(2.03)	167,501	.85		2.23		.60		2.48		24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	163

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

INTERMEDIATE GOVERNMENT BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending Net Asset Value
Class A (10/02)
2014(f)	$8.79	$.06	$(.04)	$.02	$(.07)	$—	$—		$(.07)	$8.74
2013	9.02	.14	(.20)	(.06)	(.17)	—	—		(.17)	8.79
2012	8.84	.18	.19	.37	(.19)	—	—		(.19)	9.02
2011	8.77	.20	.07	.27	(.20)	—	—		(.20)	8.84
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67
Class C (10/09)
2014(f)	8.80	.03	(.04)	(.01)	(.03)	—	—		(.03)	8.76
2013	9.03	.07	(.21)	(.14)	(.09)	—	—		(.09)	8.80
2012	8.85	.10	.20	.30	(.12)	—	—		(.12)	9.03
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85
2010(d)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77
Class R3 (10/09)
2014(f)	8.78	.05	(.03)	.02	(.06)	—	—		(.06)	8.74
2013	9.01	.12	(.21)	(.09)	(.14)	—	—		(.14)	8.78
2012	8.84	.15	.18	.33	(.16)	—	—		(.16)	9.01
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84
2010(d)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77
Class I (10/02)
2014(f)	8.80	.07	(.04)	.03	(.08)	—	—		(.08)	8.75
2013	9.03	.16	(.21)	(.05)	(.18)	—	—		(.18)	8.80
2012	8.84	.19	.21	.40	(.21)	—	—		(.21)	9.03
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67

164	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.22%	$10,937	1.03	%**	1.18	%**	.85	%**	1.36	%**	15%
(.74)	11,034	1.01		1.41		.85		1.57		55
4.24	12,735	1.11		1.65		.77		1.99		72
3.10	14,086	1.10		1.85		.73		2.22		58
5.50	19,003	1.19		1.89		.75		2.33		105
5.30	10,496	1.15		1.82		.75		2.22		133

(.07)	800	1.77	**	.44	**	1.60	**	.61	**	15
(1.53)	1,090	1.76		.66		1.60		.82		55
3.35	1,438	1.86		.90		1.60		1.16		72
2.32	1,417	1.89		1.05		1.58		1.37		58
3.00	1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

.19	129	1.27	**	.93	**	1.10	**	1.11	**	15
(1.00)	168	1.26		1.17		1.10		1.32		55
3.79	214	1.36		1.39		1.10		1.66		72
2.75	473	1.39		1.56		1.08		1.87		58
3.34	652	1.44	**	1.44	**	1.10	**	1.78	**	105

.33	56,126	.78	**	1.43	**	.60	**	1.61	**	15
(.53)	52,291	.76		1.67		.60		1.83		55
4.50	70,060	.86		1.90		.60		2.16		72
3.25	98,960	.89		2.05		.58		2.36		58
5.66	152,088	.94		2.05		.60		2.39		105
5.46	101,253	.90		2.11		.60		2.41		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	165

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

SHORT TERM BOND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2014(g)	$9.97	$.10	$.05	$.15	$(.09)	$—	$(.09)	$10.03
2013	9.95	.20	.03	.23	(.21)	—	(.21)	9.97
2012	10.06	.24	(.10)	.14	(.25)	—	(.25)	9.95
2011	9.98	.24	.06	.30	(.22)	—	(.22)	10.06
2010	9.66	.31	.34	.65	(.33)	—	(.33)	9.98
2009	9.89	.46	(.26)	.20	(.43)	—	(.43)	9.66
Class C (10/09)
2014(g)	10.00	.06	.05	.11	(.05)	—	(.05)	10.06
2013	9.97	.12	.04	.16	(.13)	—	(.13)	10.00
2012	10.09	.16	(.11)	.05	(.17)	—	(.17)	9.97
2011	10.00	.15	.07	.22	(.13)	—	(.13)	10.09
2010(d)	9.95	.13	.06	.19	(.14)	—	(.14)	10.00
Class R3 (9/11)
2014(g)	9.99	.09	.05	.14	(.08)	—	(.08)	10.05
2013	9.96	.17	.04	.21	(.18)	—	(.18)	9.99
2012(e)	9.85	.16	.13	.29	(.18)	—	(.18)	9.96
Class I (2/94)
2014(g)	9.98	.11	.06	.17	(.11)	—	(.11)	10.04
2013	9.95	.22	.04	.26	(.23)	—	(.23)	9.98
2012	10.07	.26	(.11)	.15	(.27)	—	(.27)	9.95
2011	9.99	.25	.06	.31	(.23)	—	(.23)	10.07
2010	9.67	.32	.34	.66	(.34)	—	(.34)	9.99
2009	9.89	.48	(.25)	.23	(.45)	—	(.45)	9.67

166	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

1.54%	$132,608	.73	%*	1.92	%*	.71	%*	1.93	%*	18%
2.30	141,099	.73		1.96		.71		1.99		42
1.42	112,851	.82		2.33		.73		2.42		56
3.00	80,927	.87		2.22		.73		2.37		58
6.77	87,631	1.04		2.88		.75		3.17		44
2.22	65,704	1.06		4.55		.74		4.87		54

1.14	47,367	1.48	*	1.18	*	1.46	*	1.20	*	18
1.61	44,414	1.48		1.22		1.46		1.24		42
.50	42,346	1.56		1.56		1.55		1.57		56
2.22	5,101	1.66		1.45		1.58		1.53		58
1.90	3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

1.39	812	.98	*	1.68	*	.96	*	1.70	*	18
2.10	516	.98		1.71		.96		1.73		42
2.92	446	1.06	*	2.07	*	1.05	*	2.07	*	56

1.66	780,086	.48	*	2.18	*	.46	*	2.19	*	18
2.65	720,722	.48		2.22		.46		2.23		42
1.51	727,242	.57		2.59		.55		2.61		56
3.16	741,969	.67		2.43		.58		2.52		58
6.92	629,151	.79		3.07		.60		3.26		44
2.48	315,024	.81		4.80		.59		5.02		54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	167

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

STRATEGIC INCOME		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/00)
2014(f)	$11.02	$.27	$.14	$.41	$(.27)	$—	$(.27)	$11.16
2013	10.83	.52	.16	.68	(.49)	—	(.49)	11.02
2012	10.72	.44	.10	.54	(.43)	—	(.43)	10.83
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	(.79)	9.01
Class B (2/00)
2014(f)	10.95	.23	.14	.37	(.22)	—	(.22)	11.10
2013	10.78	.43	.15	.58	(.41)	—	(.41)	10.95
2012	10.67	.36	.09	.45	(.34)	—	(.34)	10.78
2011	10.22	.35	.44	.79	(.34)	—	(.34)	10.67
2010	8.97	.45	1.26	1.71	(.46)	—	(.46)	10.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	(.73)	8.97
Class C (2/00)
2014(f)	10.94	.23	.14	.37	(.22)	—	(.22)	11.09
2013	10.76	.43	.16	.59	(.41)	—	(.41)	10.94
2012	10.65	.36	.09	.45	(.34)	—	(.34)	10.76
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	(.73)	8.96
Class R3 (9/01)
2014(f)	11.05	.26	.16	.42	(.26)	—	(.26)	11.21
2013	10.88	.49	.15	.64	(.47)	—	(.47)	11.05
2012	10.77	.41	.10	.51	(.40)	—	(.40)	10.88
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	(.77)	9.07
Class I (2/00)
2014(f)	11.01	.28	.15	.43	(.28)	—	(.28)	11.16
2013	10.83	.55	.15	.70	(.52)	—	(.52)	11.01
2012	10.71	.45	.12	.57	(.45)	—	(.45)	10.83
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	(.81)	9.01

168	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

3.73%	$80,443	.91	%*	4.77	%*	.84	%*	4.85	%*	25%
6.25	72,341	.90		4.50		.84		4.57		69
5.14	52,802	.93		4.01		.85		4.10		199
8.69	25,045	1.05		3.93		.88		4.10		98
20.21	28,165	1.13		4.98		.92		5.19		96
.16	13,948	1.13		7.45		1.00		7.58		147

3.44	1,175	1.65	*	4.02	*	1.59	*	4.10	*	25
5.30	1,488	1.65		3.73		1.59		3.79		69
4.32	2,148	1.68		3.27		1.61		3.33		199
7.84	1,116	1.80		3.22		1.73		3.29		98
19.22	1,413	1.87		4.35		1.74		4.48		96
(.58)	1,719	1.88		6.71		1.75		6.84		147

3.35	36,173	1.66	*	4.02	*	1.59	*	4.11	*	25
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199
7.85	8,092	1.80		3.22		1.73		3.29		98
19.13	6,748	1.88		4.21		1.75		4.34		96
(.48)	2,778	1.88		6.64		1.75		6.77		147

3.70	3,943	1.16	*	4.52	*	1.09	*	4.60	*	25
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199
8.40	1,020	1.29		3.73		1.23		3.79		98
19.47	601	1.37		4.06		1.24		4.19		96
.02	681	1.38		7.26		1.25		7.39		147

3.97	518,387	.66	*	5.02	*	.59	*	5.10	*	25
6.42	517,292	.65		4.75		.59		4.81		69
5.35	534,608	.69		4.19		.63		4.26		199
8.99	615,107	.80		4.22		.73		4.29		98
20.31	655,301	.87		5.31		.74		5.44		96
.52	633,108	.88		7.64		.75		7.77		147

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	169

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or discounted after purchase, the Fund is not required to sell the security, but may consider doing so. At least 65% of the Fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the Sub-Adviser. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the Fund may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Effective January 10, 2014 (subsequent to the close of this reporting period), the Fund may invest up to 20% of its net assets in municipal securities.

170	Nuveen Investments

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Effective January 10, 2014 (subsequent to the close of this reporting period), the Fund may invest up to 20% of its net assets in municipal securities.

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Nuveen Investments	171

Notes to Financial Statements (Unaudited) (continued)

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” or “junk bonds”). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Effective January 10, 2014 (subsequent to the close of this reporting period), the Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

172	Nuveen Investments

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Nuveen Investments	173

Notes to Financial Statements (Unaudited) (continued)

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities

174	Nuveen Investments

issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Effective January 10, 2014 (subsequent to the close of this reporting period), the Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may also invest up to 20% of its net assets in municipal securities.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Outstanding when-issued/delayed delivery purchase commitments	$3,229,388	$9,181,950	$856,633	$2,917,633

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$5,293,407	$1,953,750

Nuveen Investments	175

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Interest income” on the statement of operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. High Income Bond and Strategic Income will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares of these Funds are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or

176	Nuveen Investments

delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements, forward foreign currency exchange contracts and interest rate swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

The exchange traded funds in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset value on valuation date and are generally classified Level 1.

Prices of fixed-income securities, forward foreign currency exchange contracts, senior loans and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be

Nuveen Investments	177

Notes to Financial Statements (Unaudited) (continued)

considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$173,303,960	$—	$173,303,960
$1,000 Par (or similar) Institutional Structures	—	6,187,795	—	6,187,795
Municipal Bonds	—	6,639,493	—	6,639,493
U.S. Government and Agency Obligations	—	27,424,731	—	27,424,731
Asset-Backed and Mortgage-Backed Securities	—	182,193,949	—	182,193,949
Sovereign Debt	—	1,564,500	—	1,564,500
Investments Purchased with Collateral from Securities Lending	72,595,790	—	—	72,595,790
Short-Term Investments:
Money Market Funds	2,450,112	—	—	2,450,112
Derivatives:
Interest Rate Swaps**	—	136,056	—	136,056
Futures Contracts**	(28,811)	—	—	(28,811)
Total	$75,017,091	$397,450,484	$—	$472,467,575

Core Plus Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$20,820,941	$—	$—	$20,820,941
Corporate Bonds	—	335,552,783	—	335,552,783
$1,000 Par (or similar) Institutional Structures	—	26,447,592	—	26,447,592
Municipal Bonds	—	6,281,717	—	6,281,717
Asset-Backed and Mortgage-Backed Securities	—	172,078,244	—	172,078,244
Sovereign Debt	—	8,222,100	—	8,222,100
Investments Purchased with Collateral from Securities Lending	69,397,695	—	—	69,397,695
Short-Term Investments:
Money Market Funds	12,180,590	—	—	12,180,590
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(245,595)	—	(245,595)
Credit Default Swaps**	—	185,816	—	185,816
Interest Rate Swaps**	—	3,372,518	—	3,372,518
Futures Contracts**	1,216,738	—	—	1,216,738
Total	$103,615,964	$551,895,175	$—	$655,511,139

178	Nuveen Investments

Global Total Return Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$79,575	$—	$—	$79,575
$25 Par (or similar) Retail Structures	291,441	—	—	291,441
Corporate Bonds	—	9,324,552	—	9,324,552
Convertible Bonds	—	20,432	—	20,432
$1,000 Par (or similar) Institutional Structures	—	754,992	—	754,992
Asset-Backed and Mortgage-Backed Securities	—	1,269,466	—	1,269,466
Sovereign Debt	—	6,853,643	—	6,853,643
Short-Term Investments:
Repurchase Agreements	—	567,489	—	567,489
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(17,511)	—	(17,511)
Interest Rate Swaps**	—	80,435	—	80,435
Futures Contracts**	37,970	—	—	37,970
Total	$408,986	$18,853,498	$—	$19,262,484

High Income Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks***	$12,972,349	$—	$63,745	$13,036,094
Exchange-Traded Funds	2,008,400	—	—	2,008,400
Convertible Preferred Securities****	1,698,900	1,177,800	—	2,876,700
Variable Rate Senior Loan Interests	—	7,827,928	—	7,827,928
$25 Par (or similar) Retail Structures****	40,829,910	1,041,925	—	41,871,835
Corporate Bonds***	—	641,983,557	10	641,983,567
Convertible Bonds	—	7,034,492	—	7,034,492
$1,000 Par (or similar) Institutional Structures	—	44,710,584	—	44,710,584
Asset-Backed Securities	—	2,406	—	2,406
Investment Companies	12,046,463	—	—	12,046,463
Sovereign Debt	—	3,991,412	—	3,991,412
Warrants	—	168	—	168
Investments Purchased with Collateral from Securities Lending	130,267,064	—	—	130,267,064
Short-Term Investments:
Money Market Funds	27,498,165	—	—	27,498,165
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(529,084)	—	(529,084)
Credit Default Swaps**	—	(346,553)	—	(346,553)
Interest Rate Swaps**	—	98,694	—	98,694
Futures Contracts**	608,748	—	—	608,748
Total	$227,929,999	$706,993,329	$63,755	$934,987,083

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities****	$212,200	$130,000	$—	$342,200
$25 Par (or similar) Retail Structures	366,500	—	—	366,500
Corporate Bonds	—	24,410,000	—	24,410,000
$1,000 Par (or similar) Institutional Structures	—	295,475	—	295,475
Municipal Bonds	—	3,699,928	—	3,699,928
U.S. Government and Agency Obligations	—	250,136,644	—	250,136,644
Asset-Backed and Mortgage-Backed Securities	—	20,191,878	—	20,191,878
Investment Companies	1,133,800	—	—	1,133,800
Sovereign Debt	—	2,206,323	—	2,206,323
Investments Purchased with Collateral from Securities Lending	129,468,738	—	—	129,468,738
Short-Term Investments:
Money Market Funds	1,044,585	—	—	1,044,585
Derivatives:
Interest Rate Swaps**	—	95,121	—	95,121
Futures Contracts**	152,583	—	—	152,583
Total	$132,378,406	$301,165,369	$—	$433,543,775

Nuveen Investments	179

Notes to Financial Statements (Unaudited) (continued)

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$387,699	$—	$387,699
Municipal Bonds	—	2,399,152	—	2,399,152
U.S. Government and Agency Obligations	—	29,291,609	—	29,291,609
Asset-Backed and Mortgage-Backed Securities	—	31,060,518	—	31,060,518
Investments Purchased with Collateral from Securities Lending	7,060,274	—	—	7,060,274
Short-Term Investments:
Money Market Funds	3,096,114	—	—	3,096,114
Derivatives:
Futures Contracts**	(5,516)	—	—	(5,516)
Total	$10,150,872	$63,138,978	$—	$73,289,850

Short Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$437,686,388	$—	$437,686,388
Convertible Bonds	—	2,254,358	—	2,254,358
Municipal Bonds	—	30,801,316	—	30,801,316
U.S. Government and Agency Obligations	—	11,356,643	—	11,356,643
Asset-Backed and Mortgage-Backed Securities	—	435,742,683	—	435,742,683
Sovereign Debt	—	4,116,756	—	4,116,756
Investments Purchased with Collateral from Securities Lending	58,477,023	—	—	58,477,023
Short-Term Investments:
Money Market Funds	33,181,638	—	—	33,181,638
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	42,718	—	42,718
Interest Rate Swaps**	—	272,508	—	272,508
Futures Contracts**	1,067,678	—	—	1,067,678
Total	$92,726,339	$922,273,370	$—	$1,014,999,709

Strategic Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks***	$—	$—	$5,993	$5,993
Variable Rate Senior Loan Interests	—	1,946,583	—	1,946,583
$25 Par (or similar) Retail Structures	25,399,368	—	—	25,399,368
Corporate Bonds	—	423,087,602	—	423,087,602
Convertible Bonds	—	1,494,844	—	1,494,844
$1,000 Par (or similar) Institutional Structures	—	40,452,079	—	40,452,079
Municipal Bonds	—	4,184,179	—	4,184,179
Asset-Backed and Mortgage-Backed Securities	—	62,771,832	—	62,771,832
Investment Companies	2,653,450	—	—	2,653,450
Sovereign Debt	—	52,466,348	—	52,466,348
Investments Purchased with Collateral from Securities Lending	72,167,235	—	—	72,167,235
Short-Term Investments:
Money Market Funds	14,010,076	—	—	14,010,076
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	36,941	—	36,941
Credit Default Swaps**	—	225,653	—	225,653
Interest Rate Swaps**	—	5,090,322	—	5,090,322
Futures Contracts**	418,477	—	—	418,477
Total	$114,648,606	$591,756,383	$5,993	$706,410,982
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 2.

180	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Global Total Return Bond, High Income Bond and Strategic Income may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objectives). As of December 31, 2013, Global Total Return Bond’s, High Income Bond’s and Strategic Income’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$2,009,438	10.6%
United Kingdom	1,615,455	8.5
Turkey	1,346,059	7.1
South Africa	754,419	4.0
Canada	548,772	2.9
Russia	512,750	2.7
France	388,244	2.0
Australia	387,060	2.0
Italy	374,626	2.0
Other*	3,422,821	18.0
Total	$11,359,644	59.8%
*	Includes all other countries less than $374,626.

Nuveen Investments	181

Notes to Financial Statements (Unaudited) (continued)

High Income Bond	Value	% of Net Assets
Country:
Canada	$37,828,461	4.6%
United Kingdom	22,414,635	2.7
France	19,683,166	2.4
Luxembourg	15,165,225	1.9
Russia	14,038,368	1.7
Norway	13,271,930	1.6
Other*	117,245,004	14.4
Total	$239,646,789	29.3%
*	Includes all other countries less than $13,271,930.

Strategic Income	Value	% of Net Assets
Country:
Mexico	$25,321,372	4.0%
United Kingdom	22,698,834	3.5
Canada	22,301,878	3.5
Russia	15,733,650	2.5
Turkey	13,515,783	2.1
Australia	13,321,822	2.1
Brazil	12,674,430	2.0
Other*	77,960,075	12.1
Total	$203,527,844	31.8%
*	Includes all other countries less than $12,674,430.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Repurchase Agreements

Global Total Return Bond is authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

182	Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	State Street Bank	$567,489	$(567,489)	$—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

In order to generate additional income, each Fund, except Global Total Return Bond, may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond	U.S. Bank	$70,845,089	$(70,845,089)	$—
Core Plus Bond	U.S. Bank	67,535,540	(67,535,540)	—
High Income Bond	U.S. Bank	126,897,856	(126,897,856)	—
Inflation Protected Securities	U.S. Bank	126,714,600	(126,714,600)	—
Intermediate Government Bond	U.S. Bank	6,913,606	(6,913,606)	—
Short Term Bond	U.S. Bank	56,766,499	(56,766,499)	—
Strategic Income	U.S. Bank	70,166,814	(70,166,814)	—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the securites out on loan. Refer to the Fund's Portfolio of Investments for details on the securites out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended December 31, 2013, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Securities lending fees paid	$12,345	$20,562	$55,487	$14,049

	Intermediate Government Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$608	$26,121	$22,852

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	183

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, net” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended December 31, 2013, Core Plus Bond, High Income Bond, Inflation Protected Securities, Short Term Bond and Strategic Income invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from a Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. During the six months ended December 31, 2013, Global Total Return Bond invested in forward foreign currency exchange contracts to reduce risk and take active currency exposures by hedging select foreign currency risks associated with the Fund’s foreign debt investments. The Fund also actively managed currency exposures through currency forwards in an attempt to benefit from the potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended December 31, 2013, was as follows:

		Core Plus Bond	Global Total Return Bond
Average notional amount of forward foreign currency exchange contracts outstanding*		$14,028,620	$27,743,756

	High Income Bond	Short Term Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$49,868,272	$2,740,330	$206,797,599
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

184	Nuveen Investments

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$134,253	Unrealized depreciation on forward foreign currency exchange contracts, net	$(436,881)
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	57,033
Total			$134,253		$(379,848)

Global Total Return Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$111,893	Unrealized depreciation on forward foreign currency exchange contracts, net	$(101,350)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(70,398)	Unrealized depreciation on forward foreign currency exchange contracts, net	42,344
Total			$41,495		$(59,006)

High Income Bond
Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts, net	$(553,570)
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	24,486
Total			$—		$(529,084)

Short Term Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$42,718	—	$—

Strategic Income
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$1,091,966	Unrealized depreciation on forward foreign currency exchange contracts, net	$(737,170)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(677,149)	Unrealized depreciation on forward foreign currency exchange contracts, net	359,294
Total			$414,817		$(377,876)

Nuveen Investments	185

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as collateral delivered to those forward foreign currency exchange contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Citigroup	$134,253	$—	$—	$134,253	$(134,253)	$—
	JPMorgan	57,033	(436,881)	57,033	(379,848)	—	(379,848)
Total		$191,286	$(436,881)	$57,033	$(245,595)	$(134,253)	$(379,848)
Global Total Return Bond
	Bank of America	$—	$(9,104)	$—	$(9,104)	$—	$(9,104)
	Barclays Bank PLC	29,920	(26,628)	(26,628)	3,292	—	3,292
	Citigroup	52,284	(43,770)	(43,770)	8,514	—	8,514
	Credit Suisse	17,025	(31,745)	17,025	(14,720)	—	(14,720)
	Goldman Sachs	14,609	—	—	14,609	—	14,609
	JPMorgan	15,080	—	—	15,080	—	15,080
	Morgan Stanley	25,319	(45,534)	25,319	(20,215)	—	(20,215)
	Nomura Securities	—	(14,967)	—	(14,967)	—	(14,967)
Total		$154,237	$(171,748)	$(28,054)	$(17,511)	$—	$(17,511)
High Income Bond
	Citigroup	$24,486	$(553,570)	$24,486	$(529,084)	$—	$(529,084)
Short Term Bond
	JPMorgan	$42,718	$—	$—	$42,718	$—	$42,718
Strategic Income
	Bank of America	$—	$(84,970)	$—	$(84,970)	$—	$(84,970)
	Citigroup	605,505	(602,531)	(602,531)	2,974	—	2,974
	Credit Suisse	486,461	(74,618)	(74,618)	411,843	(198,987)	212,856
	JPMorgan	359,294	(652,200)	359,294	(292,906)	—	(292,906)
Total		$1,451,260	$(1,414,319)	$(317,855)	$36,941	$(198,987)	$(162,046)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts during the six months ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$88,298	$(78,313)
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	(540,716)	62,907
High Income Bond	Foreign currency exchange rate	Forward contracts	(473,892)	(371,348)
Inflation Protected Securities	Foreign currency exchange rate	Forward contracts	1,649	—
Short Term Bond	Foreign currency exchange rate	Forward contracts	(103,850)	42,718
Strategic Income	Foreign currency exchange rate	Forward contracts	(3,693,592)	1,241,967

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

186	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended December 31, 2013, each of the Funds invested in interest rate futures contracts. Global Total Return Bond sold U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; used selected foreign bond futures to actively manage exposure to those markets. The other Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to decrease the duration of a Fund’s portfolio, a short Treasury bond or Treasury note futures position would be acquired.

The average notional amount of futures contracts outstanding during the six months ended December 31, 2013, was as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Average notional amount of futures contracts outstanding*	$56,219,162	$76,102,021	$3,916,568	$34,017,714

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$28,809,813	$10,779,255	$93,588,138	$47,462,674
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts* Receivable for variation margin on futures contracts*	$161,858 (190,669)	—	$—

Core Plus Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$1,216,738	—	$—

Global Total Return Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$39,955	Payable for variation margin on futures contracts*	$(1,985)

High Income Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$608,748	—	$—
Inflation Protected Securities
Interest rate	Futures contracts	Receivable for variation margin on futures contracts* Receivable for variation margin on futures contracts*	$156,562 (3,979)	—	$—

Nuveen Investments	187

Notes to Financial Statements (Unaudited) (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Intermediate Government Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$68,781	Payable for variation margin on futures contracts*	$(74,297)

Short Term Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$1,067,678	—	$—

Stategic Income
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$418,477	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the six months ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$270,732	$281,850
Core Plus Bond	Interest rate	Futures contracts	2,075,989	(1,018,671)
Global Total Return Bond	Interest rate	Futures contracts	67,546	(16,092)
High Income Bond	Interest rate	Futures contracts	548,865	(188,714)
Inflation Protected Securities	Interest rate	Futures contracts	566,479	5,648
Intermediate Government Bond	Interest rate	Futures contracts	186,825	(35,703)
Short Term Bond	Interest rate	Futures contracts	1,177,658	(1,149,246)
Strategic Income	Interest rate	Futures contracts	736,075	(629,031)

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2013, Global Total Return Bond purchased call options on select currencies during the period in an attempt to benefit from changes in the spot values on these currencies. During the six months ended December 31, 2013, Strategic Income also used

188	Nuveen Investments

options on foreign currency as part of an overall portfolio currency strategy. For example, call options may be purchased to hedge portfolio to foreign currency movements while limiting the downside exposure to the portfolio. The Funds had no other transactions in options contracts during the six months ended December 31, 2013.

The average notional amount of outstanding options purchased during the six months ended December 31, 2013, were as follows:

	Global Total Return Bond	Strategic Income
Average notional amount of outstanding options purchased*	$34,166,667	$5,658,705
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on options contracts during the six months ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Global Total Return Bond	Foreign currency exchange rate	Options purchased	$(15,802)	$4,270
Strategic Income	Foreign currency exchange rate	Options purchased	(81,130)	81,130

Interest Rate Swaps

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.

Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities. Payments made or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). The net amount recorded on these transactions for OTC swaps for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Once periodic payments are settled in cash, the net amount is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

For swaps clear through an exchange, changes in the value of the contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in exchange cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

During the six months ended December 31, 2013, Core Bond, Core Plus Bond, High Income Bond, Inflation Protected Securities, Short Term Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. During the six months ended December 31, 2013, Global Total Return Bond invested in interest rate swaps as part of an overall portfolio interest rate strategy. For example, swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate may be used in anticipation of rising interest rates. The average notional amount of interest rate swap contracts outstanding during the six months ended December 31, 2013, was as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond
Average notional amount of interest rate swap contracts outstanding*	$1,666,667	$40,666,667	$1,200,000

Nuveen Investments	189

Notes to Financial Statements (Unaudited) (continued)

	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$12,333,333	$1,166,667	$3,333,333	$76,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended December 31, 2013, Core Plus Bond, High Income Bond, Short Term Bond and Strategic Income invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired. During the six months ended December 31, 2013, Global Total Return Bond invested in credit default swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the six months ended December 31, 2013, was as follows:

	Core Plus Bond	Global Total Return Bond	High Income Bond	Short Term Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$3,133,333	$333,333	$14,166,667	$3,333,333	$9,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Core Bond
Interest rate	Swaps	—	$—	Payable for variation margin on swap contracts*	$136,056

190	Nuveen Investments

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Core Plus Bond
Credit	Swaps	—	$—	Payable for variation margin on swap contracts*	$185,816
Interest rate	Swaps	—	—	Payable for variation margin on swap contracts*	463,541
Interest rate	Swaps	Unrealized appreciation on interest rate swaps**	2,908,977	—	—
Global Total Return Bond
Interest rate	Swaps	Unrealized appreciation on interest rate swaps**	$80,435	—	$—
High Income Bond
Credit	Swaps	Receivable variation margin on swap contracts*	$(346,553)	—	$—
Interest rate	Swaps	Receivable variation margin on swap contracts*	98,694	—	—
Inflation Protected Securities
Interest rate	Swaps	—	$—	Payable for variation margin on swap contracts*	$95,121
Short Term Bond
Interest rate	Swaps	—	$—	Payable for variation margin on swap contracts*	$272,508
Strategic Income
Credit	Swaps	—	$—	Payable for variation margin on swap contracts*	$225,653
Interest rate	Swaps	—	—	Payable for variation margin on swap contracts*	514,036
Interest rate	Swaps	Unrealized appreciation on interest rate swaps**	4,576,286	—	—

*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the cash collateral at brokers, if any, the receivable or payable for variation margin on swap contracts or the premiums paid or received presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
Interest rate swaps	Deutsche Bank AG	$2,119,045	$—	$ —	$2,119,045	$(1,840,000)	$279,045
Interest rate swaps	JPMorgan	789,932	—	—	789,932	(405,443)	384,489
Total		$2,908,977	$—	$—	$2,908,977	$(2,245,443)	$663,534
Global Total Return Bond
Interest rate swaps	JPMorgan	$13,166	$—	$ —	$13,166	$—	$13,166
Interest rate swaps	Morgan Stanley	67,269	—	—	67,269	—	67,269
Total		$80,435	$—	$—	$80,435	$—	$80,435
Strategic Income
Interest rate swaps	Deutsche Bank AG	$3,040,369	$—	$ —	$3,040,369	$(2,960,000)	$80,369
Interest rate swaps	JPMorgan	1,535,917	—	—	1,535,917	(1,147,075)	388,842
Total		$4,576,286	$—	$—	$4,576,286	$(4,107,075)	$469,211

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the six months ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Bond
	Interest rate	Swaps	$—	$136,056

Nuveen Investments	191

Notes to Financial Statements (Unaudited) (continued)

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Plus Bond
	Credit	Swaps	$152,711	$215,341
	Interest rate	Swaps	(276,657)	1,233,734
Total			$(123,946)	$1,449,075
Global Total Return Bond
	Credit	Swaps	$55,748	$ 2,096
	Interest rate	Swaps	(10,944)	28,892
Total			$44,804	$ 30,988
High Income Bond
	Credit	Swaps	$(1,149,845)	$ (346,553)
	Interest rate	Swaps	(26)	98,694
Total			$(1,149,871)	$ (247,859)
Inflation Protected Securities
	Interest rate	Swaps	$—	$ 95,121
Short Term Bond
	Credit	Swaps	$282,176	$ (155,460)
	Interest rate	Swaps	—	272,508
Total			$282,176	$ 117,048
Strategic Income
	Credit	Swaps	$795,378	$ 269,617
	Interest rate	Swaps	(532,074)	1,899,234
Total			$263,304	$ 2,168,851

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

192	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	154,980	$1,562,422	217,330	$2,332,724
Class C	5,826	58,239	40,645	433,048
Class I	2,352,717	23,767,745	5,853,897	62,031,241
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,071	353,774	86,939	922,003
Class C	590	5,920	3,703	39,074
Class I	390,991	3,930,121	1,036,191	10,952,468
	2,940,175	29,678,221	7,238,705	76,710,558
Shares redeemed:
Class A	(355,952)	(3,605,200)	(487,192)	(5,144,756)
Class C	(14,570)	(147,595)	(133,866)	(1,394,725)
Class I	(11,915,109)	(120,354,127)	(17,644,191)	(187,498,348)
	(12,285,631)	(124,106,922)	(18,265,249)	(194,037,829)
Net increase (decrease)	(9,345,456)	$(94,428,701)	(11,026,544)	$(117,327,271)

	Core Plus Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	203,331	$2,333,712	624,344	$7,416,972
Class B(1) – exchanges	6	67	4,775	56,542
Class C	82,212	936,514	104,871	1,239,686
Class R3	4,762	54,762	9,044	108,414
Class I	3,788,635	43,197,598	6,574,725	78,266,976
Shares issued to shareholders due to reinvestment of distributions:
Class A	204,185	2,327,837	252,019	2,993,476
Class B(1)	352	3,977	2,161	25,446
Class C	9,970	112,997	9,837	116,348
Class R3	1,033	11,810	1,117	13,330
Class I	674,903	7,679,471	702,473	8,336,588
	4,969,389	56,658,745	8,285,366	98,573,778
Shares redeemed:
Class A	(1,461,999)	(16,775,699)	(1,066,269)	(12,665,834)
Class B(1)	(53,962)	(617,771)	(41,665)	(491,754)
Class C	(96,424)	(1,097,498)	(143,239)	(1,687,503)
Class R3	(3,401)	(38,807)	(6,465)	(77,277)
Class I	(10,005,190)	(114,351,048)	(17,584,648)	(208,665,758)
	(11,620,976)	(132,880,823)	(18,842,286)	(223,588,126)
Net increase (decrease)	(6,651,587)	$(76,222,078)	(10,556,920)	$(125,014,348)

(1) Class B Shares of Core Plus Bond converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	193

Notes to Financial Statements (Unaudited) (continued)

	Global Total Return Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,495	$51,484	71,096	$1,561,936
Class C	1,499	30,000	5,331	116,818
Class R3	—	—	148	3,261
Class I	129,369	2,662,420	119,175	2,571,327
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,625	32,705	2,257	49,801
Class C	154	3,116	71	1,558
Class R3	5	99	2	32
Class I	7,049	142,199	1,966	43,308
	142,196	2,922,023	200,046	4,348,041
Shares redeemed:
Class A	(8,737)	(176,060)	(37,459)	(815,809)
Class C	(497)	(9,976)	(238)	(5,218)
Class R3	—	—	(220)	(4,841)
Class I	(35,411)	(737,326)	(21,318)	(469,349)
	(44,645)	(923,362)	(59,235)	(1,295,217)
Net increase (decrease)	97,551	$1,998,661	140,811	$3,052,824

	High Income Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,465,067	$67,786,829	17,427,158	$157,967,420
Class B – exchanges	3,821	34,723	5,697	51,078
Class C	1,453,442	13,199,964	3,279,004	29,712,726
Class R3	35,856	331,152	91,522	846,297
Class I	19,279,135	175,893,985	19,507,879	177,393,855
Shares issued to shareholders due to reinvestment of distributions:
Class A	862,478	7,807,841	986,090	8,982,586
Class B	7,331	66,036	11,378	102,611
Class C	328,640	2,967,846	342,032	3,104,612
Class R3	3,477	32,099	3,201	29,717
Class I	924,251	8,375,119	878,551	7,995,708
	30,363,498	276,495,594	42,532,512	386,186,610
Shares redeemed:
Class A	(5,404,974)	(49,126,657)	(13,374,803)	(122,270,181)
Class B	(43,084)	(391,479)	(61,289)	(553,569)
Class C	(1,455,710)	(13,215,937)	(1,750,403)	(15,927,665)
Class R3	(7,080)	(66,020)	(88,527)	(820,112)
Class I	(11,217,993)	(102,309,234)	(19,153,223)	(175,193,826)
	(18,128,841)	(165,109,327)	(34,428,245)	(314,765,353)
Net increase (decrease)	12,234,657	$111,386,267	8,104,267	$71,421,257

194	Nuveen Investments

	Inflation Protected Securities
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	434,031	$4,772,646	1,694,806	$20,168,173
Class C	86,605	956,454	505,614	5,961,564
Class R3	17,131	188,519	35,887	426,250
Class I	4,901,694	54,494,674	11,257,882	134,060,558
Shares issued to shareholders due to reinvestment of distributions:
Class A	37,748	409,363	20,396	241,583
Class C	10,744	115,599	3,468	41,080
Class R3	1,018	10,993	200	2,341
Class I	122,685	1,338,012	41,857	496,088
	5,611,656	62,286,260	13,560,110	161,397,637
Shares redeemed:
Class A	(819,048)	(9,052,109)	(1,372,724)	(15,896,870)
Class C	(311,534)	(3,409,944)	(451,833)	(5,216,427)
Class R3	(17,634)	(195,053)	(3,829)	(45,626)
Class I	(10,014,089)	(111,056,250)	(7,613,880)	(89,916,846)
	(11,162,305)	(123,713,356)	(9,442,266)	(111,075,769)
Net increase (decrease)	(5,550,649)	$(61,427,096)	4,117,844	$50,321,868

	Intermediate Government Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	206,773	$1,813,789	326,881	$2,920,690
Class C	13,448	118,249	35,579	321,495
Class R3	1,014	8,904	11,902	107,157
Class I	1,659,211	14,559,705	939,118	8,433,901
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,926	78,336	21,291	191,409
Class C	399	3,516	1,648	14,848
Class R3	105	916	356	3,205
Class I	11,777	103,483	32,993	296,946
	1,901,653	16,686,898	1,369,768	12,289,651
Shares redeemed:
Class A	(220,080)	(1,931,092)	(503,752)	(4,504,321)
Class C	(46,336)	(408,140)	(72,570)	(648,507)
Class R3	(5,498)	(48,121)	(16,823)	(150,957)
Class I	(1,202,345)	(10,553,651)	(2,787,511)	(25,089,323)
	(1,474,259)	(12,941,004)	(3,380,656)	(30,393,108)
Net increase (decrease)	427,394	$3,745,894	(2,010,888)	$(18,103,457)

Nuveen Investments	195

Notes to Financial Statements (Unaudited) (continued)

	Short Term Bond
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,894,561	$59,003,961	14,195,305	$142,174,437
Class C	1,673,097	16,778,066	2,079,885	20,930,839
Class R3	31,477	315,084	13,656	137,378
Class I	17,042,842	170,627,655	31,219,896	313,844,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	96,455	965,833	201,415	2,023,083
Class C	18,434	185,066	40,267	405,400
Class R3	8	80	13	136
Class I	154,005	1,542,658	355,173	3,568,566
	24,910,879	249,418,403	48,105,610	483,084,371
Shares redeemed:
Class A	(6,923,487)	(69,218,840)	(11,589,330)	(116,121,452)
Class C	(1,425,618)	(14,313,448)	(1,924,753)	(19,386,530)
Class R3	(2,402)	(24,094)	(6,735)	(67,871)
Class I	(11,731,824)	(117,442,906)	(32,412,484)	(325,666,937)
	(20,083,331)	(200,999,288)	(45,933,302)	(461,242,790)
Net increase (decrease)	4,827,548	$48,419,115	2,172,308	$21,841,581

	Strategic Income
	Six Months Ended 12/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,010,950	$22,257,986	3,848,762	$43,710,826
Class B – exchanges	5,097	56,063	15,433	174,717
Class C	624,237	6,885,606	956,179	10,853,256
Class R3	136,549	1,520,466	151,296	1,733,433
Class I	7,225,970	80,086,951	9,103,062	103,952,219
Shares issued to shareholders due to reinvestment of distributions:
Class A	143,416	1,589,904	207,145	2,356,102
Class B	2,278	25,116	5,430	61,397
Class C	50,069	551,565	83,134	939,722
Class R3	6,351	70,668	8,750	99,942
Class I	307,073	3,403,239	539,446	6,134,175
	10,511,990	116,447,564	14,918,637	170,015,789
Shares redeemed:
Class A	(1,515,731)	(16,784,219)	(2,364,331)	(26,682,577)
Class B	(37,344)	(411,380)	(84,405)	(954,620)
Class C	(625,080)	(6,868,353)	(715,688)	(8,066,326)
Class R3	(55,752)	(620,460)	(70,285)	(797,920)
Class I	(8,057,813)	(89,150,030)	(12,041,978)	(136,432,499)
	(10,291,720)	(113,834,442)	(15,276,687)	(172,933,942)
Net increase (decrease)	220,270	$2,613,122	(358,050)	$(2,918,153)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended December 31, 2013 and fiscal year ended June 30, 2013 were as follows:

Fund	Six Months Ended 12/31/13	Year Ended 6/30/13
Core Plus Bond	47,610	10,994
High Income Bond	488	8,431
Strategic Income	661	7,581

196	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the six months ended December 31, 2013, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Purchases:
Investment securities	$71,430,072	$78,774,535	$7,010,725	$398,179,788
U.S. Government and agency obligations	29,171,691	55,827,929	6,223,946	—
Sales and maturities:
Investment securities	$115,487,210	$116,309,578	$4,701,572	$331,926,280
U.S. Government and agency obligations	55,386,446	97,015,000	6,785,928	—

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$7,316,863	$1,727,169	$206,070,288	$156,597,984
U.S. Government and agency obligations	53,564,669	11,681,410	9,599,414	372,960
Sales and maturities:
Investment securities	$9,145,660	$1,646,099	$107,090,014	$143,776,089
U.S. Government and agency obligations	117,812,476	7,537,709	55,093,157	6,377,327

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Cost of investments	$471,336,692	$638,617,761	$19,627,316	$924,916,017
Gross unrealized:
Appreciation	10,032,670	26,755,134	453,941	26,289,498
Depreciation	(9,009,032)	(14,391,233)	(919,667)	(16,050,237)
Net unrealized appreciation (depreciation) of investments	$1,023,638	$12,363,901	$(465,726)	$10,239,261

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Cost of investments	$440,612,406	$72,480,376	$1,005,904,740	$697,119,244
Gross unrealized:
Appreciation	4,338,823	1,549,257	12,413,647	23,779,480
Depreciation	(11,655,158)	(734,267)	(4,701,582)	(20,259,135)
Net unrealized appreciation (depreciation) of investments	$(7,316,335)	$814,990	$7,712,065	$3,520,345

Nuveen Investments	197

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, paydown adjustments, nondeductible reorganization expenses, expiration of capital loss carryforwards, distribution reclassifications, adjustments for investments in real estate investment trusts, investments in partnerships, tax basis earnings and profit adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets as of June 30, 2013, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Capital paid-in	$(19)	$(18)	$(32,827)	$182,858
Undistributed (Over-distribution of) net investment income	728,231	(612,822)	198,781	39,031
Accumulated net realized gain (loss)	(728,212)	612,840	(165,954)	(221,889)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Capital paid-in	$(10)	$(40,380)	$(137,442)	$(32,476)
Undistributed (Over-distribution of) net investment income	(10,776)	73,792	(705,285)	5,332,297
Accumulated net realized gain (loss)	10,786	(33,412)	842,727	(5,299,821)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2013, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Undistributed net ordinary income[1]	$—	$2,128,428	$827,480	$12,400,371
Undistributed net long-term capital gains	5,763,177	8,014,634	109,476	6,950,772

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$—	$194,572	$15,392,171
Undistributed net long-term capital gains	5,864,404	—	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2013 through June 30, 2013 and paid on July 1, 2013. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Distributions from net ordinary income[2]	$13,784,566	$28,553,783	$944,239	$54,643,445
Distributions from net long-term capital gains	16,155,610	2,993,924	50,774	—

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$4,715,830	$1,553,066	$20,153,340	$28,538,703
Distributions from net long-term capital gains	279,031	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

198	Nuveen Investments

	Intermediate Government Bond[3]	Short Term Bond	Strategic Income
Expiration:
June 30, 2014	$873,239	$7,386,527	$—
June 30, 2015	2,446,535	7,432,482	—
June 30, 2016	164,695	48,855	—
June 30, 2017	3,538,398	1,188,199	5,090,497
June 30, 2018	—	4,103,631	37,557,087
Not subject to expiration:
Short-term losses	—	2,185,045	—
Long-term losses	—	—	—
Total	$7,022,867	$22,344,739	$42,647,584
[3]	A portion of Intermediate Governments Bond’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Utilized capital loss carryforwards	$558,658	$8,351,905	$2,034,554	$512,018	$3,868,978	$16,793,614

As of June 30, 2013, the Funds’ last tax year end, $54,933 of Short Term Bond’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Global Total Return Bond	Intermediate Government Bond
Post-October capital losses[4]	$—	$250,673
Late-year ordinary losses[5]	123,201	—
[4]	Capital losses incurred from November 1, 2012 through June 30, 2013, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through June 30, 2013, and specified losses incurred from November 1, 2012 through June 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	Core Plus Bond Fund-Level Fee Rate	Global Total Return Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate
For the first $125 million	.2700%	.2800%	.4000%	.4000%	.2500%	.2700%	.2200%	.3600%
For the next $125 million	.2575	.2675	.3875	.3875	.2375	.2575	.2075	.3475
For the next $250 million	.2450	.2550	.3750	.3750	.2250	.2450	.1950	.3350
For the next $500 million	.2325	.2425	.3625	.3625	.2125	.2325	.1825	.3225
For the next $1 billion	.2200	.2300	.3500	.3500	.2000	.2200	.1700	.3100
For net assets over $2 billion	.1950	.2050	.3250	.3250	.1750	.1950	.1450	.2850

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Total Return Bond) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Nuveen Investments	199

Notes to Financial Statements (Unaudited) (continued)

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	.2000%
Core Plus Bond	.2000
Global Total Return Bond	.1686
High Income Bond	.1854
Inflation Protected Securities	.1869
Intermediate Government Bond	.2000
Short Term Bond	.1924
Strategic Income	.1982

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding acquired fund fees and expenses) for the following Funds do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	Core Plus Bond	High Income Bond
Class A	.78%	.77%	.99%
Class B	N/A	N/A	1.74
Class C	1.53	1.52	1.74
Class R3	N/A	1.02	1.24
Class I	.53	.52	.74
Expiration Date	October 31, 2014	October 31, 2014	October 31, 2013

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A	.85%	.85%	.72%	.84%
Class B	N/A	N/A	N/A	1.59
Class C	1.60	1.60	1.47	1.59
Class R3	1.10	1.10	.97	1.09
Class I	.60	.60	.47	.59
Expiration Date	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014

N/A – Core Bond does not offer Class B Shares or Class R3 Shares. Core Plus Bond, Inflation Protected Securities, Intermediate Government Bond and Short Term Bond do not offer Class B Shares.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Global Total Return Bond do not exceed .75% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are

200	Nuveen Investments

entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2013, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Sales charges collected	$1,825	$7,879	$1,649	$227,794
Paid to financial intermediaries	1,522	7,126	1,450	202,972

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Sales charges collected	$5,991	$2,841	$84,231	$87,767
Paid to financial intermediaries	5,246	2,309	80,727	79,523

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Commission advances	$558	$9,977	$50	$89,920

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Commission advances	$6,472	$43	$97,414	$60,093

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
12b-1 fees retained	$679	$2,559	$554	$110,525

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
12b-1 fees retained	$17,768	$336	$37,206	$44,935

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2013, as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
CDSC retained	$—	$122	$—	$17,287

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
CDSC retained	$4,662	$98	$28,853	$24,665

As of December 31, 2013, Nuveen owned 2,280, 2,280 and 676,175 of Global Total Return Bond’s Classes C, R3 and I respectively.

Nuveen Investments	201

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

202	Nuveen Investments

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Pan-European High-Yield Index: An unmanaged index that measures the market of non-investment grade, fixed-rate corporate bonds denominated in the following currencies: euro, Pounds sterling, Norwegian krone, Swedish krona, and Swiss franc. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Inclusion is based on the currency of issue, and not the domicile of the issuer. The index excludes emerging market debt. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	203

Glossary of Terms Used in this Report (continued)

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

204	Nuveen Investments

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	205

Notes

206	Nuveen Investments

Notes

Nuveen Investments	207

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FINC-1213D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 6, 2014